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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act
file number                        811-1540
            --------------------------------------------------------------------


                                AIM Funds Group
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
            (Address of principal executive offices)     (Zip code)

   Robert H. Graham      11 Greenway Plaza,  Suite 100  Houston, Texas  77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:      (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:    12/31
                          ------------

Date of reporting period:   12/31/04
                          ------------

Item 1. Reports to Stockholders.

                                                               AIM BALANCED FUND
                               Annual Report to Shareholders o December 31, 2004

                                 [COVER IMAGE]

[YOUR GOALS. OUR SOLUTIONS.]                            [AIM INVESTMENTS LOGO]
 --Registered Trademark --                             --Registered Trademark --
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
====================================================================================================================================
AIM BALANCED FUND SEEKS TO ACHIEVE AS HIGH A TOTAL RETURN AS POSSIBLE, CONSISTENT WITH PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          o The fund uses a blended index composed     o Commonality measures the similarity of
                                             of 60% Russell 1000 --Registered             holdings between two portfolios using
o Effective 9/30/03, Class B shares are      Trademark-- Value Index and 40% Lehman       the lowest common percentage method.
not available as an investment for           U.S. Aggregate Bond Index. The unmanaged     This method compares each security's
retirement plans maintained pursuant to      Russell 1000 --Registered Trademark--        percentage of total net assets in both
Section 401 of the Internal Revenue          Index represents the performance of the      portfolios and adds the lower
Code, including 401(k) plans, money          stocks of large- capitalization              percentages of the two portfolios to
purchase pension plans and profit            companies; the Value segment measures        determine commonality.
sharing plans. Plans that have existing      the performance of Russell 1000
accounts invested in Class B shares will     companies with lower price/book ratios       o The average credit quality of the
continue to be allowed to make               and lower forecasted growth values. The      fund's holdings as of the close of the
additional purchases.                        unmanaged Lehman U.S. Aggregate Bond         reporting period represents the weighted
                                             Index, which represents the U.S.             average quality rating of the
o Class R shares are available only to       investment- grade, fixed-rate bond           fixed-income holdings in the portfolio
certain retirement plans. Please see the     market (including government and             as assigned by Nationally Recognized
prospectus for more information.             corporate securities, mortgage               Statistical Rating Organizations based
                                             pass-through securities and asset-backed     on assessment of the credit quality of
PRINCIPAL RISKS OF INVESTING IN THE FUND     securities), is compiled by Lehman           the individual securities.
                                             Brothers, a global investment bank.
o U.S. Treasury securities such as                                                        The fund files its complete schedule of
bills, notes and bonds offer a high          o The fund is not managed to track the       portfolio holdings with the Securities
degree of safety, and they guarantee the     performance of any particular index,         and Exchange Commission ("SEC") for the
payment of principal and any applicable      including the indexes defined here, and      1st and 3rd quarters of each fiscal year
interest if held to maturity. Fund           consequently, the performance of the         on Form N-Q. The fund's Form N-Q filings
shares are not insured, and their value      fund may deviate significantly from the      are available on the SEC's Web site at
and yield will vary with market              performance of the indexes.                  http://www.sec.gov. Copies of the fund's
conditions.                                                                               Forms N-Q may be reviewed and copied at
                                             o A direct investment cannot be made in      the SEC's Public Reference Room at 450
o The fund may invest up to 25% of its       an index. Unless otherwise indicated,        Fifth Street, N.W., Washington, D.C.
assets in the securities of non-U.S.         index results include reinvested             20549-0102. You can obtain information
issuers. International investing             dividends, and they do not reflect sales     on the operation of the Public Reference
presents certain risks not associated        charges. Performance of an index of          Room, including information about
with investing solely in the United          funds reflects fund expenses;                duplicating fee charges, by calling
States. These include risks relating to      performance of a market index does not.      1-202-942- 8090 or by electronic request
fluctuations in the value of the U.S.                                                     at the following e-mail address:
dollar relative to the values of other       OTHER INFORMATION                            publicinfo@sec.gov. The SEC file numbers
currencies, the custody arrangements                                                      for the fund are 811-1540 and 2-27334.
made for the fund's foreign holdings,        o The returns shown in the Management's      The fund's most recent portfolio
differences in accounting, political         Discussion of Fund Performance are based     holdings, as filed on Form N-Q, are also
risks and the lesser degree of public        on net asset values calculated for           available at AIMinvestments.com.
information required to be provided by       shareholder transactions. Generally
non-U.S. companies.                          accepted accounting principles require       A description of the policies and
                                             adjustments to be made to the net assets     procedures that the fund uses to
ABOUT INDEXES USED IN THIS REPORT            of the fund at period end for financial      determine how to vote proxies relating
                                             reporting purposes, and as such, the net     to portfolio securities is available
o The unmanaged Standard & Poor's            asset values for shareholder                 without charge, upon request, from our
Composite Index of 500 Stocks (the S&P       transactions and the returns based on        Client Services department at
500 --Registered Trademark-- Index) is       those net asset values may differ from       800-959-4246 or on the AIM Web site,
an index of common stocks frequently         the net asset values and returns             AIMinvestments.com. On the home page,
used as a general measure of U.S. stock      reported in the Financial Highlights.        scroll down and click on AIM Funds Proxy
market performance.                                                                       Policy. The information is also
                                             o Industry classifications used in this      available on the Securities and Exchange
o The unmanaged Lipper Balanced Fund         report are generally according to the        Commission's Web site, sec.gov.
Index represents an average of the 30        Global Industry Classification Standard,
largest balanced funds tracked by            which was developed by and is the            Information regarding how the fund voted
Lipper, Inc., an independent mutual fund     exclusive property and a service mark of     proxies related to its portfolio
performance monitor. It is calculated        Morgan Stanley Capital International         securities during the 12 months ended
daily, with adjustments for                  Inc. and Standard & Poor's.                  6/30/04 is available at our Web site. Go
distributions as of the ex-dividend                                                       to AIMinvestments.com, access the About
dates.                                                                                    Us tab, click on Required Notices and
                                                                                          then click on Proxy Voting Activity.
                                                                                          Next, select your fund from the
                                                                                          drop-down menu.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM BALANCED FUND

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
                      DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF FUNDS --Registered Trademark-- :

                      NEW BOARD CHAIRMAN

                      It is our pleasure to introduce you to Bruce Crockett, the
[GRAHAM               new Chairman of the Board of Trustees of the AIM Funds.
PHOTO]                Bob Graham has served as Chairman of the Board of Trustees of the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM      position in 2000. However, as you may be aware, the U.S.
                      Securities and Exchange Commission recently adopted a rule
[WILLIAMSON           requiring that an independent fund trustee, meaning a
PHOTO]                trustee who is not an officer of the fund's investment
                      advisor, serve as chairman of the funds' Board. In
MARK H. WILLIAMSON    addition, a similar provision was included in the terms of
                      AIM Advisors' recent settlements with certain regulators.
[CROCKETT             Accordingly, the AIM Funds' Board recently elected Mr.
PHOTO]                Crockett, one of the 14 independent trustees on the AIM
                      Funds' Board, as Chairman. His appointment became
BRUCE L. CROCKETT     effective on October 4, 2004. Mr. Graham will remain on
                      the funds' Board, as will Mark Williamson, President and Chief Executive Officer of AIM. Mr. Graham will also remain Chairman of AIM Investments --Registered
                      Trademark-- .

                         Mr. Crockett has been a member of the AIM Funds' Board
                      since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has been Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                      MARKET CONDITIONS DURING THE FISCAL YEAR

                      After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P 500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone. For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S. Aggregate Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year. Overseas markets followed a similar pattern, with quite robust double- digit performance across the board, most of it produced during the second half of the year.

                         All in all, 2004 was a good year for American
                      investors, with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                         o U.S. gross domestic product (GDP) rose each quarter during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at 3.5%, above the post-World War II average of 3.4%.

                         o The Institute for Supply Management's manufacturing and nonmanufacturing indexes -- based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy -- both continued to rise during December and remained in very strong territory.

                         o Thomson First Call, which tracks corporate earnings and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                         Of course, none of this can guarantee that 2005 will be
                      another good year. Over the short term, the only sure thing about the investment markets is their unpredictability. Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                      YOUR FUND

                      The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                         As always, AIM is committed to building solutions for
                      your investment goals, and we thank you for your participation in AIM Investments --Registered Trademark--. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                      Sincerely,

                      /s/ ROBERT H. GRAHAM                     /s/ MARK H. WILLIAMSON

                      Robert H. Graham                         Mark H. Williamson
                      Chairman, AIM Investments                CEO & President, AIM Investments
                      President & Vice Chairman, AIM Funds     Trustee, AIM Funds

                      January 28, 2005

                      AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.
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AIM BALANCED FUND

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
MANAGEMENT'S DISCUSSION                                                                   contrast to the average mutual fund
OF FUND PERFORMANCE                                                                       portfolio turnover of more than 100%.
                                                                                          Furthermore, we believe low turnover
Following a strong fourth quarter in the     best-performing sector for the year. Oil     reduces trading costs for all
equity markets, AIM Balanced Fund            service and equipment providers              shareholders and may control the impact
registered a positive return for 2004        Transocean and Halliburton were among        of realized capital gains for
but fell short of beating its                the most significant contributors to         shareholders with taxable accounts.
broad-market, style-specific and peer        performance. The combination of
group indexes.                               attractive valuations at the beginning          Fixed-income holdings were managed
                                             of the year and favorable supply-            with a bias toward higher interest rates
========================================     and-demand trends translated into            during the period. We maintained our
FUND VS. INDEXES                             returns of more than 50% for these           average credit quality rating of AA in
                                             energy investments. Other significant        an effort to manage risk. The fund's
Total returns, 12/31/03 - excluding          drivers of performance were Tyco             duration remained shorter than the
12/31/04, applicable sales charges. If       International, Target and Masco.             Lehman U.S. Aggregate Bond Index, which
sales charges were included, returns                                                      means the fund had less sensitivity to
would be lower.                                 Tyco was one of the fund's                rising rates than its benchmark. As the
                                             top-performing stocks in 2004. Tyco          year progressed, we also reduced the
Class A Shares                     7.65%     proved far more durable than investors       fund's exposure to government agency,
                                             apparently believed in the midst of the      corporate and mortgage-backed
Class B Shares                     6.91      malfeasance charges levied against the       securities. These risk sectors
                                             former CEO. We continued to believe Tyco     outperformed in 2004, with corporate
Class C Shares                     6.90      was one of the better investment             bonds being the best performing sector
                                             opportunities within the industrial          for a second straight year. By year-end,
Class R Shares                     7.43      sector of the economy, although the          the fund was
                                             valuation was not as compelling after
S&P 500 Index                                rising more than 200% since 2002 lows.              We continued to believe
(Broad Market Index)              10.87      Consequently we reduced our position in                 Tyco was one of
                                             the company during the year, but it                  the better investment
60% Russell 1000 Value                       remained a top holding.                             opportunities within the
Index/40% Lehman U.S.                                                                            industrial sector of the
                                                Our largest detractors from                       economy, although the
Aggregate Bond Index                         performance were Pfizer, Interpublic                  valuation was not as
(Style-specific Index)            11.54      Group and Ceridian. Pfizer was a new                compelling after rising
                                             investment in 2004 and, as is often the                 more than 200%
Lipper Balanced Fund Index                   case, the stock declined initially.                     since 2002 lows.
(Peer Group Index)                 8.99      However, we believed the market would
                                             eventually recognize the long-term           underweight all non-U.S. Treasury
SOURCE: LIPPER, INC.                         valuation opportunity that we saw in the     assets, as we believed in aggregate that
========================================     world's largest drug company. Pfizer         investors were not being appropriately
                                             continued to face several challenges         compensated for their increasing risk.
   We underperformed the S&P 500 Index       including patent expirations, generic
because of single-digit returns in the       substitution, diminished pricing power          Finally, as we communicated to you
fund's investment-grade bond holdings,       and, more recently, declining demand for     last year, we made changes to the fund's
which failed to match the nearly 11%         its Cox-2 anti-inflammatory drugs,           portfolio management team in December
return of stocks as measured by the S&P      Celebrex and Bextra. We believed these       2003. The Basic Value Team now manages
500 Index. The fund would not normally       challenges could make it difficult for       the fund's equity holdings. We continue
be expected to outperform the S&P 500        Pfizer to grow earnings in the near          to manage the fund with the same goal of
Index when stocks post positive              term. But we continued to see a long-        maximizing total return, but do so
double-digit returns, as bonds typically     term opportunity, as we believed these       utilizing a value-oriented strategy that
lag stocks in such periods. The fund         and other issues were already discounted     puts greater emphasis on the
underperformed the Lipper Balanced Fund      in the company's historically low            preservation of capital. We discuss this
Index primarily because of the               valuation.                                   strategy in greater detail in the
underperformance of the fund's equity                                                     sections that follow.
holdings. The relative strength of both         We made relatively few changes to the
small- cap stocks and high-yield debt        portfolio's common stock holdings during
also hurt performance in the period,         2004, consistent with our long-term
given the fund's emphasis on large-cap       investment strategy. We purchased
stocks and investment-grade debt.            Pfizer, Interpublic Group, Ceridian and
                                             Aon Corporation. We also sold our
CURRENT PERIOD ANALYSIS                      holdings in Cooper Cameron, MGIC
                                             Investment Corporation, United
The domestic economy continued to            Technologies, Applied Materials, Cisco
recover throughout the fiscal year, with     Systems and DST Systems. This low
the broader markets responding favorably     turnover is evidence of our long-term
during the period. Higher commodity          investment strategy and stands in stark
prices, a more restrictive monetary
policy and concerns about the
sustainability of economic growth were
key issues during the period.

   With the price of oil rising as much
as 75% at its peak during the period, it
came as no surprise that energy was the
equity market's
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                                       2
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
INVESTMENT PROCESS AND EVALUATION            price and estimated intrinsic value does     PORTFOLIO ASSESSMENT
                                             not guarantee the portfolio won't
Our investment strategy is to create         experience a decline in market price, we     When assessing our potential to grow
wealth by maintaining a long-term            believe it lessens the probability of a      your capital, we believe the single most
investment horizon and investing in          permanent loss of capital. When market       important measure of AIM Balanced Fund
companies that we believe are                price exceeds estimated intrinsic value,     is not our historical investment results
significantly undervalued on an absolute     the absence of portfolio value content       or popular statistical measures, but
basis or, said another way, selling at a     places capital at risk of permanent          rather the estimated intrinsic value of
significant discount to their estimated      loss, as was the case with many              the fund's equity holdings. Since we
intrinsic value. The fund's equity           technology stocks in 1999 - 2000.            estimate the intrinsic value of each
philosophy is based on two elements that                                                  equity holding in the portfolio, we can
we believe are supported by empirical           It is our requirement for a large         also estimate the intrinsic value of the
evidence:                                    margin between market price and our          equity portion of the entire fund. The
                                             estimated intrinsic value that has           difference between market price and
o Companies have a measurable estimated      resulted in little portfolio commonality     estimated intrinsic value is about
intrinsic value that is based on future      with market indexes.                         average for your fund over its history,
cash flows generated by the business.                                                     but we estimate it is significantly
Importantly, this estimated intrinsic           We believe popular benchmarks are not     better than the market margin of safety.
value is independent of the company's        optimally constructed to preserve            While there is no assurance that market
stock price.                                 capital and create wealth, even if they      value will ever reflect our estimate of
                                             are difficult to beat in certain market      portfolio intrinsic value, as managers
o Market prices, in our opinion, are         environments. In short, we believe their     we believe this provides the best
more volatile than estimated intrinsic       composition has been more risky than our     indicator of achieving the fund's
values, partly because investors             historical portfolios, largely because       objective of maximizing total return.
regularly overreact to negative news.        of lower estimated intrinsic value
                                             content and greater absolute                 IN CLOSING
   We believe a diversified portfolio        concentration in certain sectors.
with greater estimated intrinsic value                                                    Market-relative results during this
versus the market provides the                  Since we began managing the fund, our     period were unfavorable, but normal
opportunity for attractive long-term         equity holdings have had little in           market volatility predominates in the
investment results.                          common with relevant benchmarks. This        short run. Still, we believe that our
                                             was achieved with careful stock              investment discipline has the potential
   Since our application of this             selection and portfolio construction.        to turn market volatility and investor
strategy is highly disciplined and           Only 15% - 20% of the fund's investments     overreaction into capital appreciation
relatively unique, it is important to        are common to the S&P 500 Index and the      over the long-term. As managers, we know
understand the benefits and limitations      Russell 1000 Value Index. This low           a long-term investment horizon and
of our process.                              commonality creates the potential for        attractive portfolio estimated intrinsic
                                             outperformance in the long run but is        value content are critical to creating
   First, the goal of our investment         too low to expect results to be              wealth. We continued to work hard on
strategy is to preserve your capital         consistently in line with the market in      your behalf to protect and grow the
while growing it at above-market rates       the short run. This creates a                fund's portfolio estimated intrinsic
over the long term.                          diversification benefit but also             value. Thank you for your investment and
                                             suggests more variability in results         for sharing our long-term horizon.
   Second, we have little portfolio          versus the market averages.
commonality with popular benchmarks and                                                   The views and opinions expressed in
most of our peers. Commonality measures         Our fixed-income portfolio investment     Management's Discussion of Fund
the similarity of holdings between two       process is accomplished through the use      Performance are those of A I M Advisors,
portfolios using the lowest common           of top-down strategies involving             Inc. These views and opinions are
percentage method. This method compares      duration management, yield-curve             subject to change at any time based on
each security's percentage of total net      position and sector allocation.              factors such as market and economic
assets in both portfolios and adds the       (Duration is the measure of a debt           conditions. These views and opinions may
lower percentages of the two portfolios      security's sensitivity to interest rate      not be relied upon as investment advice
to determine commonality.                    changes, expressed in terms of years.        or recommendations, or as an offer for a
                                             Longer durations usually are more            particular security. The information is
   Third, we believe this strategy           sensitive to interest rate movements.        not a complete analysis of every aspect
creates the potential for the fund to        The yield curve traces the yields on         of any market, country, industry,
outperform over the long-term but            debt securities of the same quality but      security or the Fund. Statements of fact
realize that short-term results may lag      different maturities from the shortest       are from sources considered reliable,
the market.                                  to the longest available.) In addition,      but A I M Advisors, Inc. makes no
                                             we use bottom- up strategies involving       representation or warranty as to their
   Our process is absolute in nature,        credit analysis and selection of             completeness or accuracy. Although
which means that investment decisions        specific securities. By combining            historical performance is no guarantee
are predicated on a company's estimated      perspectives from both the portfolio and     of future results, these insights may
intrinsic value, not a target price          the security level, we seek to               help you understand our investment
dependent on stock market valuation          consistently add value over time while       management philosophy.
levels. Funds with relative performance      minimizing portfolio risk.
objectives do not emphasize capital                                                            See important fund and index
preservation to the same degree and                                                           disclosures inside front cover.
commonly are more closely tied to market
benchmarks. We emphasize capital
preservation by requiring a large
cushion between price and estimated
intrinsic value. Although a large
cushion between market
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                                       3

AIM BALANCED FUND

YOUR FUND'S LONG-TERM PERFORMANCE

=============================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   12/31/94 - 12/31/04

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and             DATE    AIM BALANCED FUND   S&P 500       60% RUSSELL 1000       LIPPER BALANCED
management fees. Index results include                 CLASS A SHARES     INDEX     VALUE INDEX/40% LEHMAN       FUND INDEX
reinvested dividends, but they do not                                              U.S. AGGREGATE BOND INDEX
reflect sales charges. Performance of an
index of funds reflects fund expenses        12/94         $ 9525        $10000             $10000                 $10000
and management fees; performance of a         3/95          10119         10973              10771                  10604
market index does not. Performance shown      6/95          11219         12019              11612                  11346
in the chart does not reflect deduction       9/95          12201         12973              12308                  11955
of taxes a shareholder would pay on fund     12/95          12857         13753              13010                  12489
distributions or sale of fund shares.         3/96          13329         14491              13354                  12768
Performance of the indexes does not           6/96          14014         15141              13523                  13027
reflect the effects of taxes.                 9/96          14653         15609              13863                  13371
                                             12/96          15330         16909              14857                  14119
   In evaluating this chart, please note      3/97          15073         17363              15056                  14185
that the chart uses a logarithmic scale       6/97          17059         20392              16596                  15714
along the vertical axis (the value            9/97          18980         21919              17810                  16723
scale). This means that each scale           12/97          19075         22548              18506                  16985
increment always represents the same          3/98          20711         25691              19912                  18328
percent change in price; in a linear          6/98          20758         26544              20153                  18607
chart each scale increment always             9/98          18905         23910              19107                  17530
represents the same absolute change in       12/98          21448         28997              21002                  19547
price. In this example, the scale             3/99          21971         30441              21140                  19861
increment between $5,000 and $10,000 is       6/99          22523         32583              22482                  20753
the same as that between $10,000 and          9/99          21968         30554              21202                  19893
$20,000. In a linear chart, the latter       12/99          25533         35096              21883                  21302
scale increment would be twice as large.      3/00          27119         35900              22190                  21936
The benefit of using a logarithmic scale      6/00          26015         34946              21721                  21672
is that it better illustrates                 9/00          26411         34608              23006                  22103
performance during the early years           12/00          24458         31902              23903                  21810
depicted in the chart before reinvested       3/01          22229         28122              23340                  20717
distributions and compounding create the      6/01          22819         29767              24081                  21445
potential for the original investment to      9/01          20033         25399              22900                  19819
grow to very large numbers. Had the          12/01          21684         28113              23922                  21104
chart used a linear scale along its           3/02          21383         28191              24526                  21232
vertical axis, you would not be able to       6/02          19191         24416              23611                  19829
see as clearly the movements in the           9/02          17084         20200              21297                  17871
value of the fund and the indexes during     12/02          17814         21902              22632                  18849
the early years depicted in the chart.        3/03          17383         21212              22093                  18502
We use a logarithmic scale in financial       6/03          19177         24476              24574                  20521
reports of funds that have more than          9/03          19345         25124              24874                  20942
five years of performance history.           12/03          20883         28181              26993                  22606
                                              3/04          21647         28658              27771                  23146
========================================      6/04          21650         29151              27645                  23115
AVERAGE ANNUAL TOTAL RETURNS                  9/04          21016         28606              28255                  23157
                                             12/04         $22481        $31245             $30109                 $24638
As of 12/31/04, including applicable                                                                     SOURCE: LIPPER, INC.
sales charges
                                             CLASS C SHARES                                  Class A share performance reflects
CLASS A SHARES                               Inception (8/4/97)                 2.15%     the maximum 4.75% sales charge, and
Inception (3/31/78)                9.32%     5 Years                           -3.24      Class B and Class C share performance
10 Years                           8.44      1 Year                             5.90      reflects the applicable contingent
5 Years                           -3.46                                                   deferred sales charge (CDSC) for the
1 Year                             2.55      CLASS R SHARES                               period involved. The CDSC on Class B
                                             10 Years                           8.70      shares declines from 5% beginning at the
CLASS B SHARES                               5 Years                           -2.74      time of purchase to 0% at the beginning
Inception (10/18/93)               6.52%     1 Year                             7.43      of the seventh year. The CDSC on Class C
10 Years                           8.28      ========================================     shares is 1% for the first year after
5 Years                           -3.60                                                   purchase. Class R shares do not have a
1 Year                             1.91      Class R shares' inception date is            front-end sales charge; returns shown
                                             6/3/02. Returns since that date are          are at net asset value and do not
                                             historical returns. All other returns        reflect a 0.75% CDSC that may be imposed
                                             are blended returns of historical Class      on a total redemption of retirement plan
                                             R share performance and restated Class A     assets within the first year.
                                             share performance (for periods prior to
                                             the inception date of Class R shares) at        The performance of the fund's share
                                             net asset value, adjusted to reflect the     classes will differ due to different
                                             higher Rule 12b-1 fees applicable to         sales charge structures and class
                                             Class R shares.                              expenses.

                                                The performance data quoted represent        Had the advisor not waived fees
                                             past performance and cannot guarantee        and/or reimbursed expenses in the
                                             comparable future results; current           current year and prior year, performance
                                             performance may be lower or higher.          would have been lower for all classes.
                                             Please visit AIMinvestments.com for the
                                             most recent month-end performance.
                                             Performance figures reflect reinvested
                                             distributions, changes in net asset
                                             value and the effect of the maximum
                                             sales charge unless otherwise stated.
                                             Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.
=============================================================================================================================

AIM BALANCED FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,       compare the ongoing costs of investing
                                             to estimate the expenses that you paid       in the fund and other funds. To do so,
As a shareholder of the fund, you incur      over the period. Simply divide your          compare this 5% hypothetical example
two types of costs: (1) transaction          account value by $1,000 (for example, an     with the 5% hypothetical examples that
costs, which may include sales charges       $8,600 account value divided by $1,000 =     appear in the shareholder reports of the
(loads) on purchase payments; contingent     8.6), then multiply the result by the        other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During           Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you         in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.     ongoing costs only and do not reflect
(12b-1); and other fund expenses. This                                                    any transactional costs, such as sales
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON          charges (loads) on purchase payments,
understand your ongoing costs (in            PURPOSES                                     contingent deferred sales charges on
dollars) of investing in the fund and to                                                  redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account       information is useful in comparing
example is based on an investment of         values and hypothetical expenses based       ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the fund's actual expense ratio and       you determine the relative total costs
period and held for the entire period,       an assumed rate of return of 5% per year     of owning different funds. In addition,
July 1, 2004 - December 31, 2004.            before expenses, which is not the fund's     if these transactional costs were
                                             actual return. The hypothetical account      included, your costs would have been
ACTUAL EXPENSES                              values and expenses may not be used to       higher.
                                             estimate your actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may use this information to
expenses. You may use the information in
this table,

====================================================================================================================================
                                                   ACTUAL                                      HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

            BEGINNING ACCOUNT       ENDING ACCOUNT            EXPENSES             ENDING ACCOUNT              EXPENSES
SHARE            VALUE                   VALUE               PAID DURING               VALUE                  PAID DURING
CLASS          (7/1/04)              (12/31/04)(1)            PERIOD(2)              (12/31/04)                PERIOD(2)
Class A        $1,000.00               $1,038.50                $5.64                $1,019.61                   $5.58
Class B         1,000.00                1,034.70                 9.46                 1,015.84                    9.37
Class C         1,000.00                1,034.70                 9.46                 1,015.84                    9.37
Class R         1,000.00                1,037.20                 6.91                 1,018.35                    6.85

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004 to December 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004 to
December 31, 2004 was 3.85%, 3.47%, 3.47% and 3.72% for Class A, B, C and R shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.10%, 1.85%, 1.85% and 1.35% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON       For More Information Visit
                                                                                          IMAGE]           AIMinvestments.com

AIM BALANCED FUND

========================================     ========================================

TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*                                              BRET W. STANLEY,
                                                                                                             Chartered Financial
 1. Tyco International Ltd.                   1. Mortgage-Backed U.S. Agency                   [STANLEY      Analyst, senior
    (Bermuda)                       2.7%         Securities                      9.4%           PHOTO]       portfolio manager, is
                                                                                                             lead manager of AIM
 2. Cardinal Health, Inc            2.6       2. Other Diversified Financial                                 Balanced Fund and the
                                                 Services                        6.6      head of AIM's Value Investment
 3. Sanofi-Aventis-ADR (France)     2.3                                                   Management Unit. He received a B.B.A. in
                                              3. Non-Mortgaged-Backed U.S.                finance from The University of Texas at
 4. Computer Associates                          Agency Securities               6.4      Austin and an M.S. in finance from the
    International, Inc.             2.2                                                   University of Houston.
                                              4. Pharmaceuticals                 5.0
 5. JPMorgan Chase & Co.            2.1                                                                      R. CANON COLEMAN II,
                                              5. Industrial Conglomerates        4.4                         Chartered Financial
 6. First Data Corp.                2.0                                                        [COLEMAN      Analyst, portfolio
                                              6. U.S. Treasury Securities        4.3            PHOTO]       manager, is a manager
 7. Fannie Mae                      2.0                                                                      of AIM Balanced Fund.
                                              7. Health Care Distributors        3.8                         He earned a B.S. and
 8. Omnicom Group Inc.              2.0                                                   an M.S. in accounting from the
                                              8. Consumer Finance                3.5      University of Florida. He also has an
 9. Waste Management, Inc.          2.0                                                   M.B.A. from The Wharton School at the
                                              9. Advertising                     3.2      University of Pennsylvania.
10. WellPoint Inc.                  2.0
                                             10. Oil & Gas Equipment & Services  3.2                         JAN H. FRIEDLI,
========================================                                                                     senior portfolio
PORTFOLIO COMPOSITION                        The fund's holdings are subject to                [FRIEDLI      manager, is a manager
By security type                             change, and there is no assurance that             PHOTO]       of AIM Balanced Fund.
                                             the fund will continue to hold any                              He joined AIM in
 1. Stocks                         66.1%     particular security.                                            1999. He graduated
                                                                                          cum laude from Villanova University with
 2. Corporate Bonds & Notes        16.2      *Excluding money market fund holdings.       a B.S. in computer science and earned an
                                             ========================================     M.B.A. with honors from the University
 3. U.S. Government                                                                       of Chicago.
    Mortgage-Backed Securities      9.4
                                                                                                             SCOT W. JOHNSON,
 4. U.S. Treasury Securities        4.3                                                                      Chartered Financial
                                                                                               [JOHNSON      Analyst, senior
 5. Corporate Asset-Backed                                                                      PHOTO]       portfolio manager, is
    Securities                      1.3                                                                      a manager of AIM
                                                                                                             Balanced Fund. He
 6. Money Market Funds Plus                                                               received both his bachelor's degree in
    Other Assets Less Liabilities                                                          economics and an M.B.A. in finance from
    & Other Security Types          2.7                                                   Vanderbilt University.

TOTAL NET ASSETS            $1.9 BILLION
                                                                                                             MATTHEW W.
TOTAL NUMBER OF HOLDINGS*            453                                                                     SEINSHEIMER,
                                                                                             [SEINSHEIMER    Chartered Financial
AVERAGE CREDIT QUALITY,                                                                         PHOTO]       Analyst, senior
FIXED-INCOME HOLDINGS:                AA                                                                     portfolio manager, is
========================================                                                                     a manager of AIM
                                                                                          Balanced Fund. He received a B.B.A. from
                                                                                          Southern Methodist University and an
                                                                                          M.B.A. from The University of Texas at
                                                                                          Austin.

                                                                                                             MICHAEL J. SIMON,
                                                                                                             Chartered Financial
                                                                                                [SIMON       Analyst, senior
                                                                                                PHOTO]       portfolio manager, is
                                                                                                             a manager of AIM
                                                                                                             Balanced Fund. He
                                                                                          received a B.B.A. in finance from Texas
                                                                                          Christian University and an M.B.A. from
                                                                                          the University of Chicago.

                                                                                          Assisted by Basic Value Team and
                                                                                          Investment Grade Team

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/04

AIM BALANCED FUND

                                             ========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  Please note that past performance is not
                                             For periods ended 12/31/04                    indicative of future results. More
The following information has been           Inception (3/15/02)               1.90%       recent returns may be more or less than
prepared to provide Institutional Class      1 Year                            8.10        those shown. All returns assume
shareholders with a performance overview                                                   reinvestment of distributions at net
specific to their holdings.                  ========================================      asset value. Investment return and
Institutional Class shares are offered                                                     principal value will fluctuate so your
exclusively to institutional investors,      Institutional Class shares have no sales      shares, when redeemed, may be worth more
including defined contribution plans         charge; therefore, performance is at net      or less than their original cost. See
that meet certain criteria.                  asset value. Performance of                   full report for information on
                                             Institutional Class shares will differs       comparative benchmarks. Please consult
                                             from performance of other share classes       your fund prospectus for more
                                             due to differing sales charges and class      information. For the most current
                                             expenses.                                     month-end performance, please call
                                                                                           800-451-4246 or visit
                                                                                           AIMinvestments.com.

                                   Over for information on your fund's expenses.

                      FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com        BAL-INS-1 12/04     [YOUR GOALS. OUR SOLUTIONS.]       [AIM INVESTMENTS LOGO APPEARS HERE]
                                                --Registered Trademark--                 --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      or expenses you paid for the period. You
                                             the period. Simply divide your account        may use this information to compare the
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600       ongoing costs of investing in the fund
ongoing costs, including management          account value divided by $1,000 = 8.6),       and other funds. To do so, compare this
fees; and other fund expenses. This          then multiply the result by the number        5% hypothetical example with the 5%
example is intended to help you              in the table under the heading entitled       hypothetical examples that appear in the
understand your ongoing costs (in            "Actual Expenses Paid During Period" to       shareholder reports of the other funds.
dollars) of investing in the fund and to     estimate the expenses you paid on your
compare these costs with ongoing costs       account during this period.                       Please note that the expenses shown
of investing in other mutual funds. The                                                    in the table are meant to highlight your
example is based on an investment of         HYPOTHETICAL EXAMPLE FOR COMPARISON           ongoing costs only. Therefore, the
$1,000 invested at the beginning of the      PURPOSES                                      hypothetical information is useful in
period and held for the entire period,                                                     comparing ongoing costs only, and will
July 1, 2004 - December 31, 2004.            The table below also provides                 not help you determine the relative
                                             information about hypothetical account        total costs of owning different funds.
ACTUAL EXPENSES                              values and hypothetical expenses based
                                             on the fund's actual expense ratio and
The table below provides information         an assumed rate of return of 5% per year
about actual account values and actual       before expenses, which is not the fund's
expenses. You may use the information in     actual return. The hypothetical account
this table, together with the amount you     values and expenses may not be used to
invested, to                                 estimate the actual ending account
                                             balance

====================================================================================================================================

                                                             ACTUAL                                   HYPOTHETICAL
                                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

                      BEGINNING ACCOUNT       ENDING ACCOUNT          EXPENSES           ENDING ACCOUNT            EXPENSES
                           VALUE                  VALUE              PAID DURING             VALUE                PAID DURING
                        (07/01/04)            (12/31/04)(1)            PERIOD(2)           (12/31/04)               PERIOD(2)
Institutional Class     $1,000.00               $1,041.10               $3.49              $1,021.72                 $3.46

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 4.11% for the Institutional Class.

(2) Expenses are equal to the fund's annualized expense ratio, 0.68% for the Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIMinvestments.com     BAL-INS-1 12/04

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-66.08%

ADVERTISING-3.19%

Interpublic Group of Cos., Inc. (The)(a)(b)       1,650,000      $   22,110,000
-------------------------------------------------------------------------------
Omnicom Group Inc.(b)                               445,000          37,522,400
===============================================================================
                                                                     59,632,400
===============================================================================

AEROSPACE & DEFENSE-1.14%

Honeywell International Inc.                        605,000          21,423,050
===============================================================================

ALUMINUM-0.88%

Alcoa Inc.                                          525,300          16,504,926
===============================================================================

APPAREL RETAIL-1.20%

Gap, Inc. (The)(b)                                1,063,700          22,465,344
===============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.48%

Bank of New York Co., Inc. (The)                    830,000          27,738,600
===============================================================================

BUILDING PRODUCTS-2.34%

American Standard Cos. Inc.(a)                      391,700          16,185,044
-------------------------------------------------------------------------------
Masco Corp.(b)                                      752,900          27,503,437
===============================================================================
                                                                     43,688,481
===============================================================================

COMMUNICATIONS EQUIPMENT-0.69%

Motorola, Inc.                                      750,000          12,900,000
===============================================================================

CONSUMER ELECTRONICS-2.12%

Koninklijke (Royal) Philips Electronics N.V.-
  New York Shares (Netherlands)                     641,000          16,986,500
-------------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                              581,000          22,635,760
===============================================================================
                                                                     39,622,260
===============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.00%

Ceridian Corp.(a)                                   975,100          17,824,828
-------------------------------------------------------------------------------
First Data Corp.                                    900,800          38,320,032
===============================================================================
                                                                     56,144,860
===============================================================================

DEPARTMENT STORES-0.87%

May Department Stores Co. (The)(b)                  556,300          16,355,220
===============================================================================

DIVERSIFIED CHEMICALS-0.53%

Dow Chemical Co. (The)                              201,000           9,951,510
===============================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.74%

Cendant Corp.                                     1,393,400          32,577,692
===============================================================================

ENVIRONMENTAL SERVICES-1.99%

Waste Management, Inc.                            1,244,100          37,248,354
===============================================================================

                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------


FOOD RETAIL-1.96%

Kroger Co. (The)(a)                               1,264,000      $   22,170,560
-------------------------------------------------------------------------------
Safeway Inc.(a)(b)                                  733,000          14,469,420
===============================================================================
                                                                     36,639,980
===============================================================================

GENERAL MERCHANDISE STORES-1.65%

Target Corp.                                        594,500          30,872,385
===============================================================================

HEALTH CARE DISTRIBUTORS-3.80%

Cardinal Health, Inc.                               831,000          48,322,650
-------------------------------------------------------------------------------
McKesson Corp.                                      725,000          22,808,500
===============================================================================
                                                                     71,131,150
===============================================================================

HEALTH CARE EQUIPMENT-1.01%

Baxter International Inc.                           549,000          18,962,460
===============================================================================

HEALTH CARE FACILITIES-1.21%

HCA, Inc.                                           565,000          22,577,400
===============================================================================

HEALTH CARE SERVICES-0.36%

IMS Health Inc.                                     289,600           6,721,616
===============================================================================

INDUSTRIAL CONGLOMERATES-4.15%

General Electric Co.                                736,200          26,871,300
-------------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)(b)              1,421,300          50,797,262
===============================================================================
                                                                     77,668,562
===============================================================================

INDUSTRIAL MACHINERY-1.49%

Illinois Tool Works Inc.(b)                         300,000          27,804,000
===============================================================================

INSURANCE BROKERS-0.60%

Aon Corp.(b)                                        474,600          11,323,956
===============================================================================

INTEGRATED OIL & GAS-0.11%

Shell Frontier Oil & Gas Inc.-Series B, 2.91%
  Floating Rate Pfd.(c)                                  20           2,000,000
===============================================================================

INVESTMENT BANKING & BROKERAGE-2.77%

Merrill Lynch & Co., Inc.(b)                        411,500          24,595,355
-------------------------------------------------------------------------------
Morgan Stanley                                      489,000          27,149,280
===============================================================================
                                                                     51,744,635
===============================================================================

MANAGED HEALTH CARE-1.95%

WellPoint Inc.(a)(b)                                316,900          36,443,500
===============================================================================

MOVIES & ENTERTAINMENT-1.69%

Walt Disney Co. (The)                             1,137,000          31,608,600
===============================================================================

MULTI-LINE INSURANCE-1.05%

Hartford Financial Services Group, Inc.
  (The)(b)                                          282,700          19,593,937
===============================================================================

OIL & GAS DRILLING-1.54%

Transocean Inc. (Cayman Islands)(a)                 678,500          28,761,615
===============================================================================


                                                                     MARKET
                                                  SHARES             VALUE
-------------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-3.16%

Halliburton Co.(b)                                  920,000      $   36,100,800
-------------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                     343,000          22,963,850
===============================================================================
                                                                     59,064,650
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.29%

ABN AMRO XVIII Custodial Receipts- Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,399,980)(d)(e)(f)                                   14           1,400,000
-------------------------------------------------------------------------------
Citigroup Inc.                                      741,933          35,746,332
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                              1,002,200          39,095,822
-------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired 06/03/04-
  09/28/04; Cost $3,952,517)(c)(d)(f)                 4,050           3,997,350
===============================================================================
                                                                     80,239,504
===============================================================================

PACKAGED FOODS & MEATS-1.10%

Kraft Foods Inc.-Class A(b)                         578,600          20,603,946
===============================================================================

PHARMACEUTICALS-4.99%

Pfizer Inc.                                       1,019,600          27,417,044
-------------------------------------------------------------------------------
Sanofi-Aventis (France)(g)                          530,640          42,339,591
-------------------------------------------------------------------------------
Wyeth                                               552,600          23,535,234
===============================================================================
                                                                     93,291,869
===============================================================================

PROPERTY & CASUALTY INSURANCE-1.54%

ACE Ltd. (Cayman Islands)                           676,000          28,899,000
===============================================================================

SYSTEMS SOFTWARE-2.18%

Computer Associates International, Inc.(b)        1,311,000          40,719,660
===============================================================================

THRIFTS & MORTGAGE FINANCE-2.31%

Fannie Mae(b)                                       531,600          37,855,236
-------------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Pfd.(h)                   52,000           2,626,000
-------------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd.(h)                   55,000           2,782,659
===============================================================================
                                                                     43,263,895
===============================================================================
    Total Stocks & Other Equity
      Interests-(Cost $1,063,952,155)                            $1,236,189,017
===============================================================================

                                                PRINCIPAL
                                                  AMOUNT

BONDS & NOTES-16.18%

ADVERTISING-0.02%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(h)             $    393,000             405,454
===============================================================================

AEROSPACE & DEFENSE-0.02%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(h)                         300,000             328,188
===============================================================================

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE

AUTO PARTS & EQUIPMENT-0.09%

Lear Corp.-Series B, Sr. Unsec. Gtd Notes,
  7.96%, 05/15/05(h)                           $  1,560,000      $    1,591,933
===============================================================================

AUTOMOBILE MANUFACTURERS-0.13%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Global Notes, 7.40%, 01/20/05(h)           1,990,000           1,994,438
-------------------------------------------------------------------------------
General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(h)                                450,000             454,252
===============================================================================
                                                                      2,448,690
===============================================================================

BROADCASTING & CABLE TV-0.90%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(h)                              5,200,000           5,397,080
-------------------------------------------------------------------------------
  9.50%, 08/01/13(h)                              1,710,000           1,823,629
-------------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(h)                                600,000             610,200
-------------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(h)                                       750,000             773,212
-------------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes,
  8.38%, 11/01/05(h)                              1,000,000           1,045,750
-------------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Notes, 7.25%, 08/01/05(h)                   1,175,000           1,203,165
-------------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(h)              575,000             591,209
-------------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(h)          250,000             294,082
-------------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(h)                 2,150,000           2,874,485
-------------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(h)                2,232,000           2,277,778
===============================================================================
                                                                     16,890,590
===============================================================================

CONSUMER FINANCE-3.45%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(h)                        1,525,000           1,768,878
-------------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(h)                                     3,250,000           3,322,085
-------------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired 09/16/04;
  Cost $4,383,420)(c)(d)(f)(h)                    4,300,000           4,371,681
-------------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(h)            1,820,000           1,906,887
-------------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(h)                1,000,000           1,095,310
-------------------------------------------------------------------------------
Ford Motor Credit Co., Global Notes, 7.60%,
  08/01/05(h)                                     6,750,000           6,903,832
-------------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(h)                       2,425,000           2,455,409
-------------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes,
  2.31%, 04/28/05(c)(h)                           3,261,000           3,259,859
-------------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(h)                            1,890,000           1,966,261
-------------------------------------------------------------------------------
    6.88%, 02/01/06(h)                            6,690,000           6,898,260
-------------------------------------------------------------------------------
    7.50%, 03/15/05(h)                            2,690,000           2,714,129
-------------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(h)                2,205,000           2,225,352
-------------------------------------------------------------------------------

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp., Floating
  Rate Medium Term Notes,
    4.23%, 05/19/05(c)(h)                      $  6,250,000      $    6,272,125
-------------------------------------------------------------------------------
    4.44%, 03/04/05(c)(h)                         7,100,000(i)        7,115,265
-------------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06(h)                            2,000,000           2,004,320
-------------------------------------------------------------------------------
    7.50%, 07/15/05(h)                              400,000             408,488
-------------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(h)                            1,650,000           1,651,864
-------------------------------------------------------------------------------
    5.25%, 05/16/05(h)                            4,600,000           4,632,200
-------------------------------------------------------------------------------
  Unsec. Unsub. Global Notes,
  6.75%, 01/15/06(h)                              3,500,000(i)        3,592,330
===============================================================================
                                                                     64,564,535
===============================================================================

DIVERSIFIED BANKS-2.13%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $3,682,866)(d)(h)(j)             3,300,000           3,505,263
-------------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $554,525)(d)(f)(h)       500,000             514,425
-------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $983,750)(d)(f)(h)               1,000,000             963,810
-------------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(c)(h)               3,215,000           3,104,436
-------------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $652,239)(d)(h)(j)                                530,000             642,296
-------------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $1,771,602)(d)(f)(h)                            1,400,000           1,652,028
-------------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost
  $3,407,008)(d)(f)(h)                            3,200,000           3,260,672
-------------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(h)           900,000           1,004,382
-------------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(h)         1,835,000           1,875,150
-------------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%(j)(k)                                     1,200,000           1,188,000
-------------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $1,245,000)(d)(h)(j)                            1,245,000           1,320,186
-------------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $373,008)(d)(h)(j)                                400,000             379,508
-------------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Euro Dollar Notes,
  2.94%(h)(j)(k)                                  3,870,000           3,451,537
-------------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(h)(k)           1,500,000           1,234,780
-------------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(h)(j)(k)                 1,000,000             882,831
-------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(h)                              1,715,000           2,238,298
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
DIVERSIFIED BANKS-(CONTINUED)

RBS Capital Trust I, Bonds, 4.71%(h)(j)        $    400,000      $      382,948
-------------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(h)                              6,750,000           6,781,455
-------------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(h)                       2,100,000           2,148,300
-------------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $3,388,480)(d)(f)(h)             3,200,000           3,283,840
===============================================================================
                                                                     39,814,145
===============================================================================

DIVERSIFIED CAPITAL MARKETS-0.06%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(h)(j)                              1,000,000           1,198,690
===============================================================================

ELECTRIC UTILITIES-0.57%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(h)           350,000             363,590
-------------------------------------------------------------------------------
Consolidated Edison Co. of New York- Series
  96A, Unsec. Deb., 7.75%, 06/01/26(h)(l)           900,000             979,380
-------------------------------------------------------------------------------
Hydro-Quebec-Series B (Canada), Gtd. Medium
  Term Notes, 8.62%, 12/15/11(h)                  2,150,000           2,669,633
-------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(h)                       4,100,000           4,207,994
-------------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(c)(h)        500,000             500,447
-------------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(h)                       1,875,000           1,980,037
===============================================================================
                                                                     10,701,081
===============================================================================

FOOD RETAIL-0.04%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(h)                                       775,000             769,908
===============================================================================

GAS UTILITIES-0.35%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(h)                        1,990,000           2,132,603
-------------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(h)                                     3,540,000           3,645,917
-------------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(h)                         745,000             754,536
===============================================================================
                                                                      6,533,056
===============================================================================

HOMEBUILDING-0.33%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(h)                                       800,000             921,000
-------------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(h)                       3,855,000           4,133,794
-------------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(h)                                       520,000             535,038
-------------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(h)                         500,000             544,975
===============================================================================
                                                                      6,134,807
===============================================================================

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-0.21%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(h)                                  $  3,050,000      $    3,095,842
-------------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $849,203)(d)(f)(h)                                750,000             798,548
===============================================================================
                                                                      3,894,390
===============================================================================

INTEGRATED OIL & GAS-0.37%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(h)                                     1,800,000           1,981,458
-------------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(h)                                     1,000,000           1,074,580
-------------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(h)                                     2,009,000           2,290,461
-------------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(h)                              1,590,000           1,631,054
===============================================================================
                                                                      6,977,553
===============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.30%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(h)                       4,550,000           4,656,743
-------------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(h)                  930,000           1,262,001
-------------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $1,332,977)(d)(f)(h)                            1,325,000           1,332,757
-------------------------------------------------------------------------------
Southwestern Bell Telephone Co.- Series B,
  Medium Term Notes, 6.25%, 07/07/05(h)             350,000             355,681
-------------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
  7.13%, 01/30/06(h)                              2,210,000           2,298,776
-------------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
  03/15/05(h)                                     3,730,000           3,769,277
-------------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(h)            1,000,000           1,332,550
-------------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(h)                                635,000             690,074
-------------------------------------------------------------------------------
  8.00%, 06/01/11(h)                                500,000             592,440
-------------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(h)                        1,000,000           1,041,070
-------------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06(h)                              2,570,000           2,667,557
-------------------------------------------------------------------------------
  8.75%, 11/01/21(h)                              1,350,000           1,705,280
-------------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(h)                        1,635,000           1,742,305
-------------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(h)                          950,000             929,547
===============================================================================
                                                                     24,376,058
===============================================================================

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE

INVESTMENT BANKING & BROKERAGE-0.28%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(h)           $  2,585,000      $    2,659,370
-------------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(h)       1,000,000           1,060,010
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(h)                  1,415,000           1,420,773
===============================================================================
                                                                      5,140,153
===============================================================================

LIFE & HEALTH INSURANCE-0.29%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04-
  01/29/04; Cost $4,717,650)(d)(h)(l)             4,000,000           4,771,320
-------------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(h)                                600,000             647,736
===============================================================================
                                                                      5,419,056
===============================================================================

MOVIES & ENTERTAINMENT-0.12%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(h)                       2,220,000           2,239,736
===============================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.09%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(h)         1,710,000           1,752,904
===============================================================================

MUNICIPALITIES-0.58%

Chicago (City of), Illinois; O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(h)(l)                       2,400,000           2,404,992
-------------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 B, 6.10%,
  05/01/24(h)(l)                                  1,910,000           1,967,300
-------------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB, 3.69%, 07/01/07(h)(l)                  1,000,000           1,001,650
-------------------------------------------------------------------------------
  4.21%, 07/01/08(h)(l)                           1,185,000           1,193,888
-------------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(h)(l)(m)                               4,425,000           4,190,475
===============================================================================
                                                                     10,758,305
===============================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.21%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 7.38%,
  12/15/14(h)                                     3,535,000           3,922,083
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.18%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(h)                                       305,000             304,256
-------------------------------------------------------------------------------

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05(h)                    $  2,425,000      $    2,481,260
-------------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(h)(j)                                900,000           1,073,340
-------------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $1,357,500)(d)(h)(j)                            1,200,000           1,390,692
-------------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(h)     1,833,333           1,940,547
-------------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
  9.69%,(h) 08/15/09                              2,755,000           3,088,355
-------------------------------------------------------------------------------
Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(h)                                     2,475,000           2,877,683
-------------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost
  $1,259,552)(d)(f)(h)                            1,205,877           1,201,151
-------------------------------------------------------------------------------
Premium Asset 2004-04 Trust, Sr. Notes,
  4.13%, 03/12/09 (Acquired 03/04/04; Cost
  $3,572,605)(d)(f)(h)                            3,575,000           3,499,174
-------------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost
  $3,221,976)(d)(f)(h)                            2,723,333           3,244,470
-------------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(h)(j)               945,000           1,055,979
===============================================================================
                                                                     22,156,907
===============================================================================

PACKAGED FOODS & MEATS-0.04%

Nabisco, Inc., Notes, 6.38%, 02/01/05(h)            750,000             754,928
===============================================================================

PROPERTY & CASUALTY INSURANCE-0.45%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $1,828,278)(d)(f)(h)                            1,800,000           1,862,856
-------------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(h)                              4,295,000           4,879,592
-------------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $908,164)(d)(f)(h)                           865,000             872,949
-------------------------------------------------------------------------------
Travelers Property Casualty Corp., Sr. Unsec.
  Notes, 6.75%, 11/15/06(h)                         700,000             739,459
===============================================================================
                                                                      8,354,856
===============================================================================

REAL ESTATE-0.20%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(h)                         420,000             422,453
-------------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(h)                                       430,000             431,883
-------------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(h)                  380,000             386,122
-------------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(h)                              1,435,000           1,442,720
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
REAL ESTATE-(CONTINUED)

Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05(h)                           $    600,000      $      615,390
-------------------------------------------------------------------------------
  Unsec. Unsub. Notes, 6.88%, 02/01/05(h)           400,000             401,224
===============================================================================
                                                                      3,699,792
===============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.04%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(h)                                       735,000             772,404
===============================================================================

REGIONAL BANKS-1.02%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(c)(h)      2,425,000           2,513,852
-------------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(h)                              3,000,000           3,021,720
-------------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(c)(h)                    1,000,000             949,720
-------------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(h)                              3,125,000           3,188,250
-------------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(h)(j)(k)                           8,000,000           7,953,176
-------------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(h)                                     1,400,000           1,424,444
===============================================================================
                                                                     19,051,162
===============================================================================

RESTAURANTS-0.05%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(h)                                       850,000             901,587
===============================================================================

SOVEREIGN DEBT-0.86%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(h)                                     4,600,000           4,719,572
-------------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13(h)                   830,000             968,278
-------------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(h)          1,400,000           1,502,438
-------------------------------------------------------------------------------
Russian Federation (Russia), Unsec. Unsub.
  Bonds,
    7.50%, 03/31/30 (Acquired 05/18/04; Cost
    $1,260,875)(d)(h)(n)                          1,400,000           1,446,760
-------------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired 09/10/04-
    12/03/04; Cost $1,271,188)(d)(h)              1,225,000           1,259,300
-------------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $2,218,650)(d)(h)                             2,100,000           2,160,690
-------------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04-
    05/18/04; Cost $1,892,475)(d)(h)              1,680,000           1,902,768
-------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(h)                                490,000             525,819
-------------------------------------------------------------------------------
  7.50%, 04/08/33(h)                              1,570,000           1,689,556
===============================================================================
                                                                     16,175,181
===============================================================================

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.16%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(h)                           $    950,000      $    1,123,917
-------------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(h)                       1,775,000           1,817,920
===============================================================================
                                                                      2,941,837
===============================================================================

TOBACCO-0.17%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(h)              450,000             486,891
-------------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(h)         2,650,000           2,702,444
===============================================================================
                                                                      3,189,335
===============================================================================

TRUCKING-0.16%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(h)                              2,655,000           2,956,210
===============================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.31%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(h)         1,100,000           1,112,188
-------------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(h)               4,355,000           4,764,370
===============================================================================
                                                                      5,876,558
===============================================================================
    Total Bonds & Notes (Cost $301,177,791)                         302,692,072
===============================================================================

U.S. MORTGAGE-BACKED SECURITIES-9.36%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-1.37%

Pass Through Ctfs.,
  5.50%, 05/01/13 to 12/01/33(h)                  2,819,286           2,909,098
-------------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32(h)                  7,379,632           4,643,345
-------------------------------------------------------------------------------
  6.50%, 05/01/16 to 03/01/33(h)                  3,770,547           3,960,176
-------------------------------------------------------------------------------
  6.00%, 04/01/17 to 01/01/34(h)                  8,861,576           9,246,465
-------------------------------------------------------------------------------
  8.00%, 01/01/27(h)                              1,407,647           1,532,643
-------------------------------------------------------------------------------
  7.50%, 12/01/30 to 03/01/32(h)                    806,751             864,968
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(o)                              2,420,000           2,458,388
===============================================================================
                                                                     25,615,083
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-6.99%

Pass Through Ctfs.,
  8.50%, 03/01/10 to 10/01/28(h)                  2,244,012           2,471,769
-------------------------------------------------------------------------------
  6.50%, 04/01/14 to 09/01/34(h)                 19,928,660          20,962,643
-------------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32(h)                  1,621,130           1,733,128
-------------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32(h)                  5,469,257           5,800,455
-------------------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/22(h)                    520,993             542,238
-------------------------------------------------------------------------------
  5.00%, 11/01/17 to 11/01/18(h)                  2,953,720           3,004,906
-------------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30(h)                  1,286,605           1,400,645
-------------------------------------------------------------------------------
  5.50%, 08/01/33 to 09/01/33(h)                  3,395,457           3,451,121
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(o)               $ 25,346,640      $   25,591,364
-------------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(o)                 44,688,574          45,546,247
-------------------------------------------------------------------------------
  6.00%, 01/01/35(o)                             19,643,600          20,316,339
===============================================================================
                                                                    130,820,855
===============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.00%

Pass Through Ctfs.,
  6.50%, 10/15/08 to 02/15/33(h)                  3,731,806           3,932,388
-------------------------------------------------------------------------------
  7.00%, 10/15/08 to 05/15/32(h)                  2,211,242           2,349,894
-------------------------------------------------------------------------------
  6.00%, 11/15/08 to 10/15/33(h)                  5,808,970           6,030,415
-------------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31(h)                    766,023             837,419
-------------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32(h)                  2,032,869           2,192,997
-------------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25(h)                    122,231             134,121
-------------------------------------------------------------------------------
  5.50%, 06/15/33 to 12/15/33(h)                  3,191,779           3,263,972
===============================================================================
                                                                     18,741,206
===============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $173,863,280)                                           175,177,144
===============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-6.37%

FEDERAL HOME LOAN BANK-5.71%

Unsec. Disc. Notes,
  1.25%, 01/03/05(p)                            106,887,000         106,879,577
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.66%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(h)(q)                           8,675,000           8,756,372
-------------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(h)                              3,525,000           3,480,479
===============================================================================
                                                                     12,236,851
===============================================================================
    Total U.S. Government Agency Securities
      (Cost $118,963,428)                                           119,116,428
===============================================================================

U.S. TREASURY SECURITIES-4.30%

U.S. TREASURY NOTES-3.34%

2.50%, 09/30/06(h)                                2,500,000           2,478,525
-------------------------------------------------------------------------------
6.50%, 10/15/06(h)                               17,165,000          18,197,646
-------------------------------------------------------------------------------
3.50%, 11/15/06 to 11/15/09(h)                   28,850,000          28,913,486
-------------------------------------------------------------------------------
3.13%, 10/15/08(h)                                2,115,000           2,092,518
-------------------------------------------------------------------------------
4.75%, 11/15/08(h)                                5,680,000           5,951,561
-------------------------------------------------------------------------------
5.00%, 02/15/11(h)                                4,525,000           4,816,274
===============================================================================
                                                                     62,450,010
===============================================================================

U.S. TREASURY BONDS-0.90%

7.25%, 05/15/16 to 08/15/22(h)                   11,555,000          14,588,714
-------------------------------------------------------------------------------
7.50%, 11/15/16(h)                                   60,000              76,697
-------------------------------------------------------------------------------
5.38%, 02/15/31(h)                                2,095,000           2,264,569
===============================================================================
                                                                     16,929,980
===============================================================================

                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE
-------------------------------------------------------------------------------

U.S. TREASURY STRIPS-0.06%

3.03%, 02/15/07(h)(p)                          $  1,175,000      $    1,103,219
===============================================================================
    Total U.S. Treasury Securities (Cost
      $78,706,691)                                                   80,483,209
===============================================================================

ASSET-BACKED SECURITIES-1.32%

OTHER DIVERSIFIED FINANCIAL SERVICES-1.09%

Citicorp Lease-Series 1999-1, Class A1, Pass
  Through Ctfs., 7.22%, 06/15/05 (Acquired
  05/08/02-02/25/04; Cost $5,734,000)(d)(h)       5,400,171           5,498,724
-------------------------------------------------------------------------------
Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00; Cost $3,901,297)(d)(h)                3,950,000           4,707,626
-------------------------------------------------------------------------------
Patrons' Legacy-Series 2003-III, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $2,563,525)(d)(f)                               2,500,000           2,543,406
-------------------------------------------------------------------------------
Patrons' Legacy-Series 2004-I, Ctfs., 6.67%,
  02/04/17 (Acquired 04/30/04; Cost
  $5,000,000)(d)(f)                               5,000,000           5,097,013
-------------------------------------------------------------------------------
Twin Reefs Pass Through Trust, Floating Rate
  Pass Through Ctfs., 3.37%, (Acquired
  12/07/04; Cost $1,900,000)(d)(f)(h)(j)(q)       1,900,000           1,910,811
-------------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $640,800)(d)(f)(h)                 600,000             603,294
===============================================================================
                                                                     20,360,874
===============================================================================

PROPERTY & CASUALTY INSURANCE-0.12%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $2,144,192)(d)(f)(h)                            2,125,000           2,167,351
===============================================================================

-------------------------------------------------------------------------------
                                                PRINCIPAL            MARKET
                                                  AMOUNT             VALUE

THRIFTS & MORTGAGE FINANCE-0.11%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $2,352,075)(d)(f)(h)                         $  2,020,308      $    2,080,331
===============================================================================
    Total Asset-Backed Securities (Cost
      $23,933,783)                                                   24,608,556
===============================================================================
TOTAL INVESTMENTS-103.61% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,760,597,128)                                                 1,938,266,426
===============================================================================

                                                  SHARES
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-12.95%

Liquid Assets Portfolio-Institutional
  Class(r)(s)                                   121,085,396         121,085,396
-------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(r)(s)                                   121,085,396         121,085,396
===============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $242,170,792)                                           242,170,792
===============================================================================
TOTAL INVESTMENTS-116.56% (Cost
  $2,002,767,920)                                                 2,180,437,218
===============================================================================
OTHER ASSETS LESS LIABILITIES-(16.56)%                             (309,714,704)
_______________________________________________________________________________
===============================================================================
NET ASSETS-100.00%                                               $1,870,722,514
_______________________________________________________________________________
===============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $75,643,050, which represented 4.04% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered illiquid.
(e) Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(f) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $46,657,917, which represented 2.49% of the Fund's Net Assets.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 1.94% of the Fund's Total Investments. See Note 1A.
(h) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $497,865,734, which represented 22.83% of the Fund's Total Investments. See Note 1A.
(i) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 9.
(j) Perpetual bond with no specified maturity date.
(k) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(l) Principal and interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(m) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on December 31, 2004. Bond will convert to a fixed coupon rate at a specified future date.
(n) Step coupon bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(o) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(p) Security is traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(q) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.
(r) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(s) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $1,760,597,128)*                            $1,938,266,426
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $242,170,792)                            242,170,792
============================================================
  Total investments (cost $2,002,767,920)      2,180,437,218
============================================================
Cash                                                  48,740
------------------------------------------------------------
Foreign currencies, at market value (cost
  $61)                                                    74
------------------------------------------------------------
Receivables for:
  Investments sold                                34,642,388
------------------------------------------------------------
  Variation margin                                   231,360
------------------------------------------------------------
  Fund shares sold                                   896,040
------------------------------------------------------------
  Dividends and interest                           7,924,723
------------------------------------------------------------
  Investments matured (Note 11)                    1,535,737
------------------------------------------------------------
  Principal paydowns                                 211,796
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               198,595
------------------------------------------------------------
Other assets                                          42,274
============================================================
    Total assets                               2,226,168,945
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           98,246,293
------------------------------------------------------------
  Fund shares reacquired                          13,131,602
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 306,986
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       242,170,792
------------------------------------------------------------
Accrued distribution fees                            750,548
------------------------------------------------------------
Accrued transfer agent fees                          580,773
------------------------------------------------------------
Accrued operating expenses                           259,437
============================================================
    Total liabilities                            355,446,431
============================================================
Net assets applicable to shares outstanding   $1,870,722,514
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,360,571,857
------------------------------------------------------------
Undistributed net investment income (loss)        (5,141,012)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                         (663,161,487)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      178,453,156
============================================================
                                              $1,870,722,514
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,049,415,157
____________________________________________________________
============================================================
Class B                                       $  604,378,457
____________________________________________________________
============================================================
Class C                                       $  211,297,376
____________________________________________________________
============================================================
Class R                                       $    5,620,985
____________________________________________________________
============================================================
Institutional Class                           $       10,539
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           41,473,872
____________________________________________________________
============================================================
Class B                                           23,938,724
____________________________________________________________
============================================================
Class C                                            8,356,529
____________________________________________________________
============================================================
Class R                                              221,893
____________________________________________________________
============================================================
Institutional Class                                    416.3
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        25.30
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.30 divided by
      95.25%)                                 $        26.56
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        25.25
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        25.29
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        25.33
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        25.32
____________________________________________________________
============================================================

* At December 31, 2004, securities with an aggregate market value of $236,707,159 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 30,801,224
--------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $285,253)          19,345,706
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $323,468*)                          323,468
==========================================================================
    Total investment income                                     50,470,398
==========================================================================

EXPENSES:

Advisory fees                                                   10,703,307
--------------------------------------------------------------------------
Administrative services fees                                       458,536
--------------------------------------------------------------------------
Custodian fees                                                     302,990
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,887,535
--------------------------------------------------------------------------
  Class B                                                        6,710,792
--------------------------------------------------------------------------
  Class C                                                        2,349,482
--------------------------------------------------------------------------
  Class R                                                           23,049
--------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                       4,790,611
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              23
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              68,735
--------------------------------------------------------------------------
Other                                                              742,795
==========================================================================
    Total expenses                                              29,037,855
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (258,923)
==========================================================================
    Net expenses                                                28,778,932
==========================================================================
Net investment income                                           21,691,466
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         90,280,637
--------------------------------------------------------------------------
  Foreign currencies                                                 7,933
--------------------------------------------------------------------------
  Futures contracts                                              1,430,062
==========================================================================
                                                                91,718,632
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         25,925,592
--------------------------------------------------------------------------
  Foreign currencies                                                44,599
--------------------------------------------------------------------------
  Futures contracts                                                783,890
==========================================================================
                                                                26,754,081
==========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            118,472,713
==========================================================================
Net increase in net assets resulting from operations          $140,164,179
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004              2003
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   21,691,466    $   30,431,107
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                              91,718,632       107,782,700
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts and
    option contracts                                              26,754,081       228,117,385
==============================================================================================
    Net increase in net assets resulting from operations         140,164,179       366,331,192
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (20,418,776)      (26,240,036)
----------------------------------------------------------------------------------------------
  Class B                                                         (6,979,759)       (8,673,183)
----------------------------------------------------------------------------------------------
  Class C                                                         (2,425,648)       (3,288,903)
----------------------------------------------------------------------------------------------
  Class R                                                            (75,777)          (48,722)
----------------------------------------------------------------------------------------------
  Institutional Class                                                   (220)             (209)
==============================================================================================
    Decrease in net assets resulting from distributions          (29,900,180)      (38,251,053)
==============================================================================================
Share transactions-net:
  Class A                                                       (310,464,020)     (325,786,055)
----------------------------------------------------------------------------------------------
  Class B                                                       (170,136,078)     (127,772,946)
----------------------------------------------------------------------------------------------
  Class C                                                        (65,588,422)      (75,676,154)
----------------------------------------------------------------------------------------------
  Class R                                                          1,510,478         3,149,619
----------------------------------------------------------------------------------------------
  Institutional Class                                                    220               209
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (544,677,822)     (526,085,327)
==============================================================================================
    Net increase (decrease) in net assets                       (434,413,823)     (198,005,188)
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,305,136,337     2,503,141,525
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(5,141,012) and $(2,977,290), respectively)    $1,870,722,514    $2,305,136,337
______________________________________________________________________________________________
==============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,064.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $228,813 of expenses incurred by the Fund related to market timing matters in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $458,536 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. For the year ended December 31, 2004, the Fund paid AISI $4,790,611 for Class A, Class B, Class C and Class R shares and $10 for Institutional Class shares after AISI reimbursed fees for the Institutional Class shares of $13. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and

Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $2,887,535, $6,710,792, $2,349,482 and $23,049, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $164,698 in front-end sales commissions from the sale of Class A shares and $39,022, $70,788, $11,262 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                               UNREALIZED
                            MARKET VALUE      PURCHASES        PROCEEDS       APPRECIATION    MARKET VALUE    DIVIDEND    REALIZED
FUND                          12/31/03         AT COST        FROM SALES     (DEPRECIATION)     12/31/04      INCOME*    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class       $ 60,195,599    $494,830,149    $(433,940,352)       $   --       $121,085,396    $162,566     $   --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class         60,195,599     493,356,038     (432,466,241)           --        121,085,396    160,902          --
====================================================================================================================================
  Total                     $120,391,198    $988,186,187    $(866,406,593)       $   --       $242,170,792    $323,468     $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $13,409,798 and $11,680,665, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $27,033 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $27,033.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $7,707 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $236,707,159 were on loan to brokers. The loans were secured by cash collateral of $242,170,792, received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $323,468 for securities lending transactions.

NOTE 9--FUTURES CONTRACTS

On December 31, 2004, $4,150,000 principal amount of corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                             OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  UNREALIZED
                                                               NO. OF          MONTH/            MARKET          APPRECIATION
CONTRACT                                                      CONTRACTS      COMMITMENT          VALUE          (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                        335        Mar-05/Long      $ 70,213,906         $ 98,528
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                      1,075        Mar-05/Long       117,746,094          711,482
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                        85        Mar-05/Long         9,514,688          (53,550)
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bond                                         14        Mar-05/Long         1,575,000           27,430
==============================================================================================================================
                                                                                              $199,049,688         $783,890
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $29,900,180    $38,251,053
________________________________________________________________________________________
========================================================================================

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
------------------------------------------------------------------------------
Undistributed ordinary income                                   $      875,650
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             151,278,938
------------------------------------------------------------------------------
Temporary book/tax differences                                        (215,634)
------------------------------------------------------------------------------
Capital loss carryforward                                         (641,788,297)
------------------------------------------------------------------------------
Shares of beneficial interest                                    2,360,571,857
==============================================================================
Total net assets                                                $1,870,722,514
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, bond premium amortization and the treatment of defaulted bonds. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(32).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses, bond premium amortization and the treatment of defaulted bonds.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $86,385,387 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                  CAPITAL LOSS
EXPIRATION                        CARRYFORWARD*
-----------------------------------------------
December 31, 2009                 $107,895,455
-----------------------------------------------
December 31, 2010                  533,892,842
===============================================
Total capital loss carryforward   $641,788,297
_______________________________________________
===============================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $784,347,274 and $1,435,293,929, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp., which is in default with respect to the principal payments on $25,012,000 par value, Senior Unsecured Subordinated Debentures, 8.00%, which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $184,437,932
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (33,158,962)
==============================================================================
Net unrealized appreciation of investment securities             $151,278,970
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,029,158,248.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, paydowns on mortgage-backed securities and bond premium amortization, on December 31, 2004, undistributed net investment income was increased by $6,044,992 and undistributed net realized gain was decreased by $6,044,996 and shares of beneficial interest increased by $4. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                           2004                                2003
                                                              ------------------------------      ------------------------------
                                                                SHARES            AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,838,794      $ 166,219,511       14,724,408      $ 317,421,511
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,882,739         45,641,148        2,822,623         61,571,171
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         657,550         15,991,892        1,078,856         23,496,738
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         114,119          2,778,219          184,779          4,039,188
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --                 --               --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         797,987         19,482,748        1,155,459         25,548,489
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         261,464          6,372,168          362,180          7,982,445
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          89,256          2,177,540          134,213          2,951,526
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           3,073             75,238            2,176             48,722
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   9                220                9                209
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,252,935         54,796,120        1,104,079         24,477,117
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,259,121)       (54,796,120)      (1,106,931)       (24,477,117)
================================================================================================================================
Reacquired:
  Class A                                                     (22,639,799)      (550,962,399)     (31,672,931)      (693,233,172)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,917,270)      (167,353,274)      (8,005,292)      (172,849,445)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,452,796)       (83,757,854)      (4,686,941)      (102,124,418)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (54,447)        (1,342,979)         (41,885)          (938,291)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                  --                 --               --                 --
================================================================================================================================
                                                              (22,425,507)     $(544,677,822)     (23,945,198)     $(526,085,327)
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 7% of the outstanding shares of the Fund. AIM has an agreement with this entity to sell shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------------------
                                                          2004               2003          2002          2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    23.93         $    20.81    $    25.94    $    30.10       $    32.69
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.32               0.35(a)       0.49(a)       0.71(a)(b)       0.92(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              1.49               3.20         (5.09)        (4.14)           (2.23)
=================================================================================================================================
    Total from investment operations                         1.81               3.55         (4.60)        (3.43)           (1.31)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.44)             (0.43)        (0.53)        (0.73)           (0.79)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                        --                 --            --            --            (0.49)
=================================================================================================================================
    Total distributions                                     (0.44)             (0.43)        (0.53)        (0.73)           (1.28)
=================================================================================================================================
Net asset value, end of period                         $    25.30         $    23.93    $    20.81    $    25.94       $    30.10
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                              7.65%             17.23%       (17.85)%      (11.36)%          (4.18)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,049,415         $1,297,378    $1,434,164    $2,284,776       $2,507,641
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      1.07%(d)(e)        1.10%         1.06%         1.01%            0.96%
=================================================================================================================================
Ratio of net investment income to average net assets         1.38%(d)           1.60%         2.11%         2.60%(b)         2.80%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        39%               114%           78%           73%              55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.73 and the ratio of net investment income to average net assets would have been 2.67%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,155,013,999.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.08%.

                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                               2004             2003        2002         2001             2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  23.87         $  20.77    $  25.88    $    30.01       $    32.61
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.14             0.19(a)     0.31(a)       0.50(a)(b)       0.66(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.50             3.17       (5.06)        (4.11)           (2.23)
=================================================================================================================================
    Total from investment operations                             1.64             3.36       (4.75)        (3.61)           (1.57)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.26)           (0.26)      (0.36)        (0.52)           (0.54)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --          --            --            (0.49)
=================================================================================================================================
    Total distributions                                         (0.26)           (0.26)      (0.36)        (0.52)           (1.03)
=================================================================================================================================
Net asset value, end of period                               $  25.25         $  23.87    $  20.77    $    25.88       $    30.01
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  6.91%           16.29%     (18.46)%      (12.01)%          (4.93)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $604,378         $739,424    $766,330    $1,176,679       $1,358,823
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          1.82%(d)(e)      1.85%       1.81%         1.76%            1.73%
=================================================================================================================================
Ratio of net investment income to average net assets             0.63%(d)         0.85%       1.36%         1.86%(b)         2.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            39%             114%         78%           73%              55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.93%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $671,079,230.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.83%.

                                                                                          CLASS C
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2004             2003        2002        2001           2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  23.91         $  20.80    $  25.92    $  30.05       $  32.65
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.14             0.19(a)     0.31(a)     0.50(a)(b)     0.66(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.50             3.18       (5.07)      (4.11)         (2.23)
==============================================================================================================================
    Total from investment operations                              1.64             3.37       (4.76)      (3.61)         (1.57)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)           (0.26)      (0.36)      (0.52)         (0.54)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --               --          --          --          (0.49)
==============================================================================================================================
    Total distributions                                          (0.26)           (0.26)      (0.36)      (0.52)         (1.03)
==============================================================================================================================
Net asset value, end of period                                $  25.29         $  23.91    $  20.80    $  25.92       $  30.05
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                   6.90%           16.32%     (18.46)%    (11.99)%        (4.93)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $211,297         $264,513    $302,346    $483,644       $365,510
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           1.82%(d)(e)      1.85%       1.81%       1.76%          1.73%
==============================================================================================================================
Ratio of net investment income to average net assets              0.63%(d)         0.85%       1.36%       1.85%(b)       2.03%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             39%             114%         78%         73%            55%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.52 and the ratio of net investment income to average net assets would have been 1.92%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $234,948,213.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.83%.

                                                                             CLASS R
                                                              --------------------------------------
                                                                                       JUNE 3, 2002
                                                                   YEAR ENDED           (DATE SALES
                                                                  DECEMBER 31,         COMMENCED) TO
                                                              ---------------------    DECEMBER 31,
                                                               2004           2003         2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $23.95         $20.83       $ 23.73
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.29           0.30(a)       0.22(a)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.47           3.19         (2.78)
====================================================================================================
    Total from investment operations                            1.76           3.49         (2.56)
====================================================================================================
Less distributions from net investment income                  (0.38)         (0.37)        (0.34)
====================================================================================================
Net asset value, end of period                                $25.33         $23.95       $ 20.83
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 7.43%         16.92%       (10.82)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,621         $3,812       $   293
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                         1.32%(c)(d)    1.35%         1.33%(e)
====================================================================================================
Ratio of net investment income to average net assets            1.13%(c)       1.35%         1.83%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                        39%           114%           78%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $4,609,890.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 1.33%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                      INSTITUTIONAL CLASS
                                                              ------------------------------------
                                                                                       MARCH 15,
                                                                                         2002
                                                                  YEAR ENDED          (DATE SALES
                                                                 DECEMBER 31,        COMMENCED) TO
                                                              -------------------    DECEMBER 31,
                                                               2004         2003         2002
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $23.94       $20.82       $ 25.81
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.43         0.44(a)       0.44(a)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.49         3.20         (4.83)
==================================================================================================
    Total from investment operations                            1.92         3.64         (4.39)
==================================================================================================
Less dividends from net investment income                      (0.54)       (0.52)        (0.60)
==================================================================================================
Net asset value, end of period                                $25.32       $23.94       $ 20.82
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                 8.10%       17.71%       (17.16)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $   11       $   10       $     8
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.68%(c)     0.68%         0.67%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.83%(c)     1.13%         0.80%(d)
==================================================================================================
Ratio of net investment income to average net assets            1.77%(c)     2.02%         2.50%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate(e)                                        39%         114%           78%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $9,981.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Balanced Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852



REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)



Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 49.67% is eligible for the dividends received deduction for corporations.



For its tax year ended December 31, 2004, the Fund designates 56.0% of the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.



REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)


Of the ordinary dividends paid, 9.31% was derived from U.S. Treasury
Obligations.

           DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                          SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)                  AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ================================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

   If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                  BAL-AR-1            A I M Distributors, Inc.

                             [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
--------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Cash                                     [AIM INVESTMENTS LOGO]
Funds    Products                 Savings   Managed      Products   Management                              --Registered Trademark--
                                  Plans     Accounts
--------------------------------------------------------------------------------

                                                         AIM BASIC BALANCED FUND
                               Annual Report to Shareholders o December 31, 2004


                                 [COVER IMAGE]



YOUR GOALS. OUR SOLUTIONS.                    [AIM INVESTMENT LOGO APPEARS HERE]
--Registered Trademark--                          --Registered Trademark--


====================================================================================================================================
AIM BASIC BALANCED FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES

o Effective 9/30/03, Class B shares are      o The unmanaged Lipper Balanced Fund          o Industry classifications used in this
not available as an investment for           Index represents an average of the 30         report are generally according to the
retirement plans maintained pursuant to      largest balanced funds tracked by             Global Industry Classification Standard,
Section 401 of the Internal Revenue          Lipper, Inc., an independent mutual fund      which was developed by and is the
Code, including 401(k) plans, money          performance monitor. It is calculated         exclusive property and a service mark of
purchase pension plans and profit            daily, with adjustments for                   Morgan Stanley Capital International
sharing plans. Plans that have existing      distributions as of the ex-dividend           Inc. and Standard & Poor's.
accounts invested in Class B shares will     dates.
continue to be allowed to make                                                             o Commonality measures the similarity of
additional purchases.                        o The style-specific index used in this       holdings between two portfolios using
                                             report is composed of 60% Russell             the lowest common percentage method.
o Class R shares are available only to       1000--Registered Trademark-- Value Index      This method compares each security's
certain retirement plans. Please see the     and 40% Lehman U.S. Aggregate Bond            percentage of total net assets in both
prospectus for more information.             Index. The unmanaged Russell                  portfolios and adds the lower
                                             1000--Registered Trademark-- Index            percentages of the two portfolios to
PRINCIPAL RISKS OF INVESTING IN THE FUND     represents the performance of the stocks      determine commonality.
                                             of large- capitalization companies; the
o The fund may invest up to 25% of its       Value segment measures the performance        o The average credit quality of the
assets in the securities of non-U.S.         of Russell 1000 companies with lower          fund's holdings as of the close of the
issuers. International investing             price/book ratios and lower forecasted        reporting period represents the weighted
presents certain risks not associated        growth values.                                average quality rating of the
with investing solely in the United                                                        fixed-income holdings in the portfolio
States. These include risks relating to      o The unmanaged Lehman U.S. Aggregate         as assigned by Nationally Recognized
fluctuations in the value of the U.S.        Bond Index, which represents the U.S.         Statistical Rating Organizations based
dollar relative to the values of other       investment-grade fixed-rate bond market       on assessment of the credit quality of
currencies, the custody arrangements         (including government and corporate           the individual securities.
made for the fund's foreign holdings,        securities, mortgage pass-through
differences in accounting, political         securities and asset-backed securities),      The fund files its complete schedule of
risks and the lesser degree of public        is compiled by Lehman Brothers, a global      portfolio holdings with the Securities
information required to be provided by       investment bank.                              and Exchange Commission ("SEC") for the
non-U.S. companies.                                                                        1st and 3rd quarters of each fiscal year
                                             o The fund is not managed to track the        on Form N-Q. The fund's Form N-Q filings
o U.S. Treasury securities such as           performance of any particular index,          are available on the SEC's Web site at
bills, notes and bonds offer a high          including the indexes defined here, and       sec.gov. Copies of the fund's Forms N-Q
degree of safety, and they guarantee the     consequently, the performance of the          may be reviewed and copied at the SEC's
payment of principal and any applicable      fund may deviate significantly from the       Public Reference Room at 450 Fifth
interest if held to maturity. Fund           performance of the indexes.                   Street, N.W., Washington, D.C. 20549-
shares are not insured, and their value                                                    0102. You can obtain information on the
and yield will vary with market              o A direct investment cannot be made in       operation of the Public Reference Room,
conditions.                                  an index. Unless otherwise indicated,         including information about duplicating
                                             index results include reinvested              fee charges, by calling 1-202-942-8090
o The fund may participate in the            dividends, and they do not reflect sales      or by electronic request at the
initial public offering (IPO) market in      charges. Performance of an index of           following e-mail address:
some market cycles. Because of the           funds reflects fund expenses;                 publicinfo@sec.gov. The SEC file numbers
fund's small asset base, any investment      performance of a market index does not.       for the fund are 811-1540 and 2-27334.
the fund may make in IPOs may                                                              The fund's most recent portfolio
significantly affect the fun's total         OTHER INFORMATION                             holdings, as filed on Form N-Q, are also
return. As the fund's assets grow, the                                                     available at AIMinvestments.com.
impact of IPO investments will decline,      o The returns shown in the Management's
which may reduce the effect of IPO           Discussion of Fund Performance are based      A description of the policies and
investments on the fund's total return.      on net asset values calculated for            procedures that the fund uses to
                                             shareholder transactions. Generally           determine how to vote proxies relating
ABOUT INDEXES USED IN THIS REPORT            accepted accounting principles require        to portfolio securities is available
                                             adjustments to be made to the net assets      without charge, upon request, from our
o The unmanaged Standard & Poor's            of the fund at period end for financial       Client Services department at
Composite Index of 500 Stocks (the S&P       reporting purposes, and as such, the net      800-959-4246 or on the AIM Web site,
500--Registered Trademark-- Index) is an     asset values for shareholder                  AIMinvestments.com. On the home page,
index of common stocks frequently used       transactions and the returns based on         scroll down and click on AIM Funds Proxy
as a general measure of U.S. stock           those net asset values may differ from        Policy. The information is also
market performance.                          the net asset values and returns              available on the Securities and Exchange
                                             reported in the Financial Highlights.         Commission's Web site, sec.gov.

                                                                                           Information regarding how the fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the drop down
                                                                                           menu.


================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM BASIC BALANCED FUND

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

                    It is our pleasure to introduce you to Bruce Crockett, the
   [GRAHAM          new Chairman of the Board of Trustees of the AIM Funds. Bob
   PHOTO]           Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
ROBERT H. GRAHAM    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
                    trustee who is not an officer of the fund's investment
                    advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
  [WILLIAMSON       Advisors' recent settlements with certain regulators.
    PHOTO]          Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the 14 independent trustees on the AIM
                    Funds' Board, as Chairman. His appointment became effective
MARK H. WILLIAMSON  on October 4, 2004. Mr. Graham will remain on the funds'
                    Board, as will Mark Williamson, President and Chief
                    Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.

  [CROCKETT            Mr. Crockett has been a member of the AIM Funds' Board
    PHOTO]          since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
BRUCE L. CROCKETT   experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' Board in
                    AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P
                    500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone. For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S. Aggregate
                    Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year.
                    Overseas markets followed a similar pattern, with quite robust double-digit performance across the board, most of it produced during the second half of the year.

                       All in all, 2004 was a good year for American investors,
                    with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                       o U.S. gross domestic product (GDP) rose each quarter during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at 3.5%, above the post-World War II average of 3.4%.

                       o The Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during December and remained in very strong territory.

                       o Thomson First Call, which tracks corporate earnings and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                       Of course, none of this can guarantee that 2005 will be
                    another good year. Over the short term, the only sure thing about the investment markets is their unpredictability.
                    Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                    YOUR FUND

                    The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often.
                    Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM is committed to building solutions for
                    your investment goals, and we thank you for your participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                   /s/ ROBERT H. GRAHAM                       /S/ MARK H. WILLIAMSON
                   ------------------------------------       --------------------------------
                   Robert H. Graham                           Mark H. Williamson
                   Chairman, AIM Investments                  CEO & President, AIM Investments
                   President & Vice Chairman, AIM Funds       Trustee, AIM Funds

                   January 28, 2005

                   AIM Investments is a registered service mark of A I M
                   Management Group Inc. A I M Advisors, Inc. and A I M Capital
                   Management, Inc. are the investment advisors and A I M
                   Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM BASIC BALANCED FUND

MANAGEMENT'S DISCUSSION                                                                    Decker, CIT Group, DuPont and SPX
OF FUND PERFORMANCE                                                                        Corporation.

Following a strong fourth quarter in the     surprise that energy was the equity              Fixed-income holdings were managed
equity markets, AIM Basic Balanced Fund      market's best-performing sector for the       with a bias toward higher interest rates
registered a positive return for 2004        year. Oil service and equipment               during the period. We maintained our
but fell short of beating its                providers Transocean and Halliburton          average credit quality rating of AA in
broad-market, style-specific and peer        were among the most significant               an effort to manage risk. The fund's
group indexes.                               contributors to fund performance. The         duration remained shorter than that of
                                             combination of attractive valuations at       the Lehman U.S. Aggregate Bond Index,
========================================     the beginning of the year and favorable       which means the fund had less
FUND VS. INDEXES                             supply and demand trends translated into      sensitivity to rising rates than its
                                             returns of more than 50% for these            benchmark. As the year progressed, we
TOTAL RETURNS, 12/31/03-12/31/04,            energy investments. Other significant         also reduced the fund's exposure to
EXCLUDING APPLICABLE SALES CHARGES. IF       drivers of performance were Tyco              government agency, corporate and
SALES CHARGES WERE INCLUDED, RETURNS         International, Target and Masco.              mortgage-backed securities. These risk
WOULD BE LOWER.                                                                            sectors outperformed in 2004, with
                                                Tyco was one the fund's                    corporate bonds being the
Class A Shares                      6.89%    top-performing stocks for the second          best-performing sector for a second
Class B Shares                      6.12     year in a row, validating the magnitude       consecutive year. By year-end, the fund
Class C Shares                      6.21     of the investment opportunity created         was underweight all non-U.S. Treasury
Class R Shares                      6.80     during the 2002 scandal. As we believed       assets, as we believed in aggregate that
S&P 500 Index (Broad Market Index) 10.87     at the time, the market position and          investors were not being appropriately
60% Russell 1000 Value                       estimated intrinsic value of Tyco proved      compensated for their increasing risk.
Index/40% Lehman U.S.                        far more durable than most investors
Aggregate Bond Index                         believed in the midst of the malfeasance
(Style-specific Index)             11.54     charges levied against the company's                  Since our application of
Lipper Balanced Fund Index                   former CEO. We continued to believe Tyco               this strategy is highly
(Peer Group Index)                  8.99     was one of the better investment                           disciplined and
                                             opportunities within the industrial                      relatively unique,
SOURCE: LIPPER,INC.                          sector of the economy, although the                      it is important to
                                             valuation was not as compelling after                  understand the benefits
========================================     rising more than 200% since 2002 lows.                     and limitations
                                             Consequently we reduced our position in                    of our process.
   We underperformed the S&P 500 Index       the company during the year, but it
because of single-digit returns in the       remained a top holding.
fund's investment-grade bond holdings,                                                     INVESTMENT PROCESS AND EVALUATION
which failed to match the nearly 11%            Our largest detractors from
return of stocks as measured by the S&P      performance were Pfizer, Interpublic          In this section, we will provide greater
500 Index. The fund would not normally       Group and Ceridian. Pfizer was a new          insight into how we manage the fund's
be expected to outperform the S&P 500        investment in 2004 and, as is often the       equity investments. As a reminder, our
Index when stocks post positive              case, the stock declined initially as we      investment strategy is designed to
double-digit returns, as bonds typically     continued to wait for the market to           create wealth by maintaining a long-term
lag stocks in such periods. Fund returns     recognize the long-term valuation             investment horizon and investing in
also trailed those of the Lipper             opportunity we see in the world's             companies that are significantly
Balanced Fund Index, due in large part       largest drug company. Pfizer faces            undervalued on an absolute basis or said
to the underperformance of the fund's        several challenges including patent           another way, selling at a significant
equity holdings. The relative strength       expirations, generic substitution,            discount to their estimated intrinsic
of both small-cap stocks and high-yield      diminished pricing power and more             value.
debt also hurt performance in the period     recently, declining demand for its Cox-2
given the fund's emphasis on large-cap       anti-inflammatory drugs, Celebrex and         The fund's equity philosophy is based on
stocks and investment-grade debt.            Bextra. We believe these challenges may       two concepts that we believe are
                                             make it difficult for Pfizer to grow          supported by empirical evidence:
CURRENT PERIOD ANALYSIS                      earnings in the near term. But we see a
                                             long-term opportunity as we believe           o We believe companies have a measurable
The domestic economy continued to            these and other issues are already            estimated intrinsic value that is based
recover throughout the fiscal year, with     discounted in the company's historically      on future cash flows generated by the
the broader markets responding favorably     low valuation.                                business. Importantly, this estimated
during the period. Higher commodity                                                        intrinsic value is independent of the
prices, a more restrictive monetary             We made several changes to the             company's stock price.
policy and concerns about the                portfolio during 2004. Pfizer, General
sustainability of economic growth were       Electric, Illinois Tool Works and Masco
key issues during the period.                were among the list of new stocks
                                             purchased in the year. We also sold
   With the price of oil rising as much      several of our holdings, including Black &
as 75% at its peak during the period, it
came as no

o In our opinion, market prices are more     optimally constructed to preserve             PORTFOLIO ASSESSMENT
volatile than business values partly         capital and create wealth, even if they
because investors regularly overreact to     are difficult to beat in certain market       When we assess our ability to grow your
negative news.                               environments. In short, we believe their      capital, we believe the single most
                                             composition has been more risky than our      important measure of AIM Basic Balanced
   We believe a diversified portfolio        historical portfolios, largely because        Fund is not our historical investment
with greater estimated intrinsic value       of lower value content and greater            results or popular statistical measures,
content versus the market provides the       concentration in certain sectors.             but rather the equity portfolio's
opportunity for attractive long-term                                                       estimated intrinsic value. Since we
investment results. Since our                   Our careful stock selection and            estimate the intrinsic value of each
application of this strategy is highly       portfolio construction resulted in only       equity holding in the portfolio, we can
disciplined and relatively unique, it is     about 10%-15% commonality with the S&P        also estimate the intrinsic value of the
important to understand the benefits and     500 Index or Russell 1000 Value Index.        equity portion of the fund. The fund's
limitations of our process.                  This low portfolio commonality is an          estimated intrinsic value is at about
                                             important element of any strategy that        its average compared with the fund's
   First, the goal of our investment         seeks to achieve significant long-term        history for the past several years.
strategy is to preserve your capital         outperformance but is too low to expect       While there is no assurance that market
while growing it at above-market rates       short-term results to be in line with         value will ever reflect our estimate of
over the long term.                          the market for the simple reason that         intrinsic value, as managers we believe
                                             your fund does not own exactly the same       this provides the best indicator of
   Second, we have little portfolio          stocks as the indexes. Of course, this        achieving the fund's objective of
commonality with popular benchmarks and      creates a diversification benefit but         long-term growth of capital.
most of our peers. Commonality measures      also suggests more variability in
the similarity of holdings between two       short-term results versus the market          IN CLOSING
portfolios using the lowest common           averages.
percentage method. This method compares                                                    Market-relative results during this
each security's percentage of total net      ========================================      period were unfavorable, but normal
assets in both portfolios and adds the                 The domestic economy                market volatility predominates in the
lower percentages of the two portfolios                continued to recover                short run. As managers, we know a
to determine commonality.                              throughout the fiscal               long-term investment horizon and
                                                      year, with the broader               attractive portfolio estimated intrinsic
   Third, we believe this strategy                      markets responding                 value content are critical to creating
creates the potential for the fund to                    favorably during                  wealth. We continued to work hard on
outperform over the long-term but                           the period.                    your behalf to protect and grow the
realize that short-term results may lag      ========================================      fund's equity portfolio estimated
the market.                                                                                intrinsic value. Thank you for your
                                                Our fixed-income portfolio investment      investment and for sharing our long-term
   Our process is absolute in nature,        process is accomplished through the use       horizon.
which means that investment decisions        of top-down strategies involving
are predicated on a company's estimated      duration management, yield-curve              The views and opinions expressed in
intrinsic value, not a target price          position and sector allocation.               Management's Discussion of Fund
dependent on stock market valuation          (Duration is the measure of a debt            Performance are those of A I M Advisors,
levels. This is one of the key reasons       security's sensitivity to interest rate       Inc. These views and opinions are
for our strong long-term results but has     changes, expressed in terms of years.         subject to change at any time based on
important differences compared to            Longer durations usually are more             factors such as market and economic
relative performance objectives. Funds       sensitive to interest rate movements.         conditions. These views and opinions may
with relative performance objectives do      The yield curve traces the yields on          not be relied upon as investment advice
not emphasize capital preservation to        debt securities of the same quality but       or recommendations, or as an offer for a
the same degree and commonly are more        different maturities from the shortest        particular security. The information is
closely tied to market benchmarks. We        to the longest available.) In addition,       not a complete analysis of every aspect
emphasize capital preservation by            we use bottom-up strategies involving         of any market, country, industry,
requiring a large cushion between price      credit analysis and selection of              security or the Fund. Statements of fact
and estimated intrinsic value. Although      specific securities. By combining             are from sources considered reliable,
a large cushion between price and            perspectives from both the portfolio and      but A I M Advisors, Inc. makes no
estimated intrinsic value does not           the security level, we seek to                representation or warranty as to their
guarantee the portfolio won't experience     consistently add value over time while        completeness or accuracy. Although
a decline in market price, it does           minimizing portfolio risk.                    historical performance is no guarantee
lessen the probability of a permanent                                                      of future results, these insights may
loss of capital. When market price                                                         help you understand our investment
exceeds estimated intrinsic value, the                                                     management philosophy.
absence of portfolio value content
places capital at risk of permanent                                                              See important fund and index
loss, as was the case with many                                                                disclosures inside front cover.
technology stocks in 1999-2000.

   It is our requirement for a large
margin between market price and our
estimated intrinsic value that has
resulted in little portfolio commonality with market indexes. We believe popular benchmarks are not

AIM BASIC BALANCED FUND


YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee comparable   RESULTS OF A $10,000 INVESTMENT
future results.                                9/28/01-12/31/04  Index results from 9/30/01

   Your fund's total return includes                                           [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                                                                      60% RUSSELL
management fees. Results for Class B                                                                  1000 VALUE
shares are calculated as if a                            AIM BASIC   AIM BASIC    AIM BASIC           INDEX/ 40%
hypothetical shareholder had liquidated                  BALANCED    BALANCED     BALANCED            LEHMAN U.S.     LIPPER
his entire investment in the fund at the                FUND CLASS  FUND CLASS   FUND CLASS  S&P 500  AGGREGATE      BALANCED
close of the reporting period and paid         DATE      A SHARES    B SHARES     C SHARES    INDEX   BOND INDEX    FUND INDEX
the applicable contingent deferred sales
charges. Index results include                 9/28/01    $ 9525       $10000     $10000
reinvested dividends, but they do not          9/01         9525        10000      10000      $10000    $10000        $10000
reflect sales charges. Performance of an       10/01        9696        10180      10180       10191     10032         10167
index of funds reflects fund expenses          11/01       10135        10630      10630       10972     10326         10572
and management fees; performance of a          12/01       10281        10776      10776       11068     10446         10648
market index does not. Performance shown       01/02       10214        10706      10706       10907     10432         10555
in the chart does not reflect deduction        02/02       10137        10616      10616       10697     10482         10483
of taxes a shareholder would pay on fund       03/02       10503        10992      10992       11099     10710         10713
distributions or sale of fund shares.          04/02       10350        10822      10822       10426     10573         10455
Performance of the indexes does not            05/02       10330        10802      10812       10350     10640         10451
reflect the effects of taxes.                  06/02        9771        10219      10221        9613     10311         10005
                                               07/02        9156         9566       9568        8864      9785          9492
AVERAGE ANNUAL TOTAL RETURNS                   08/02        9290         9697       9708        8922      9896          9589
                                               09/02        8635         9008       9008        7953      9300          9017
As of 12/31/04, including applicable sales     10/02        8992         9380       9381        8652      9696          9393
charges                                        11/02        9464         9862       9863        9161     10062          9774
                                               12/02        9152         9531       9531        8623      9883          9510
CLASS A SHARES                                 1/03         8987         9359       9360        8398      9743          9368
Inception (9/28/2001)              5.67%       2/03         8813         9168       9178        8272      9641          9298
   1 Year                          1.84        3/03         8740         9088       9097        8352      9647          9335
                                               4/03         9263         9632       9642        9039     10189          9841
CLASS B SHARES                                 5/03         9933        10318      10328        9515     10659         10276
Inception (9/28/2001)              5.76%       6/03        10010        10392      10402        9637     10731         10354
   1 Year                          1.12        7/03        10059        10443      10443        9807     10683         10378
                                               8/03        10312        10696      10696        9997     10811         10553
CLASS C SHARES                                 9/03        10269        10645      10645        9892     10862         10566
Inception (9/28/2001)              6.59%       10/03       10542        10927      10938       10451     11220         10915
   1 Year                          5.21        11/03       10726        11109      11120       10543     11323         11012
                                               12/03       11195        11593      11593       11095     11787         11406
CLASS R SHARES                                 1/04        11340        11735      11745       11299     11949         11577
Inception                          7.12%       2/04        11525        11916      11927       11456     12154         11734
   1 Year                          6.80        3/04        11523        11916      11916       11283     12127         11678
                                               4/04        11318        11684      11695       11106     11823         11433
Class R shares' inception date is              5/04        11308        11674      11684       11258     11877         11483
4/30/04. Returns since that date are           6/04        11535        11908      11909       11477     12072         11663
historical returns. All other returns          7/04        11095        11444      11455       11097     12017         11443
are blended returns of historical Class        8/04        11115        11464      11465       11142     12212         11513
R share performance and restated Class A       9/04        11184        11517      11528       11262     12338         11684
share performance (for periods prior to        10/04       11263        11598      11609       11435     12503         11810
the inception date of Class R shares) at       11/04       11644        11982      11992       11897     12842         12129
net asset value, adjusted to reflect the       12/04      $11969       $12001     $12311      $12302    $13148        $12431
higher Rule 12b-1 fees applicable to
Class R shares. Class A shares'                                                                          SOURCE: LIPPER, INC.
inception date is 9/28/01.

   The performance data quoted represent       deferred sales charge (CDSC) for the
past performance and cannot guarantee          period involved. The CDSC on Class B
comparable future results; current             shares declines from 5% beginning at the
performance may be lower or higher.            time of purchase to 0% at the beginning
Please visit AIMinvestments.com for the        of the seventh year. The CDSC on Class C
most recent month-end performance.             shares is 1% for the first year after
Performance figures reflect reinvested         purchase. Class R shares do not have a
distributions, changes in net asset            front-end sales charge; returns shown
value and the effect of the maximum            are at net asset value and do not
sales charge unless otherwise stated.          reflect a 0.75% CDSC that may be imposed
Investment return and principal value          on a total redemption of retirement plan
will fluctuate so that you may have a          assets within the first year.
gain or loss when you sell shares.
                                                  The performance of the fund's share
   Class A share performance reflects          classes will differ due to different
the maximum 4.75% sales charge, and            sales charge structures and class
Class B and Class C share performance          expenses.
reflects the applicable contingent

====================================================================================================================================

AIM BASIC BALANCED FUND

CALCULATING YOUR ONGOING FUND EXPENSES         together with the amount you invested,      compare the ongoing costs of investing
                                               to estimate the expenses that you paid      in the fund and other funds. To do so,
EXAMPLE                                        over the period. Simply divide your         compare this 5% hypothetical example
                                               account value by $1,000 (for example, an    with the 5% hypothetical examples that
As a shareholder of the fund, you incur        $8,600 account value divided by $1,000 =    appear in the shareholder reports of the
two types of costs: (1) transaction            8.6), then multiply the result by the       other funds.
costs, which may include sales charges         number in the table under the heading
(loads) on purchase payments; contingent       entitled "Actual Expenses Paid During          Please note that the expenses shown
deferred sales charges on redemptions;         Period" to estimate the expenses you        in the table are meant to highlight your
and redemption fees, if any; and (2)           paid on your account during this period.    ongoing costs only and do not reflect
ongoing costs, including management                                                        any transactional costs, such as sales
fees; distribution and/or service fees         HYPOTHETICAL EXAMPLE FOR COMPARISON         charges (loads) on purchase payments,
(12b-1); and other fund expenses.              PURPOSES                                    contingent deferred sales charges on
                                                                                           redemptions, and redemption fees, if
    This example is intended to help you       The table below also provides               any. Therefore, the hypothetical
understand your ongoing costs (in              information about hypothetical account      information is useful in comparing
dollars) of investing in the fund and to       values and hypothetical expenses based      ongoing costs only, and will not help
compare these costs with ongoing costs         on the fund's actual expense ratio and      you determine the relative total costs
of investing in other mutual funds.            an assumed rate of return of 5% per year    of owning different funds. In addition,
The example is based on an investment          before expenses, which is not the fund's    if these transactional costs were
of $1,000 invested at the beginning of         actual return. The hypothetical account     included, your costs would have been
the period and held for the entire             values and expenses may not be used to      higher.
period, July 1, 2004 - December 31,            estimate your actual ending account
2004.                                          balance or expenses you paid for the
                                               period. You may use this information to
ACTUAL EXPENSES

The table below provides information
about actual account values and actual
expenses. You may use the information in this table,

====================================================================================================================================

                                                      ACTUAL                           HYPOTHETICAL
                                                                            (5% ANNUAL RETURN BEFORE EXPENSES)


                 BEGINNING ACCOUNT     ENDING ACCOUNT          EXPENSES      ENDING ACCOUNT           EXPENSES
SHARE                 VALUE               VALUE              PAID DURING         VALUE               PAID DURING
CLASS               (7/1/04)          (12/31/04)(1)            PERIOD(2)       (12/31/04)              PERIOD(2)
Class A            $1,000.00            $1,037.30               $7.53          $1,017.75                $7.46
Class B             1,000.00             1,033.10               10.83           1,014.48                10.74
Class C             1,000.00             1,034.00               10.84           1,014.48                10.74
Class R             1,000.00             1,036.50                8.29           1,016.99                 8.21

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 3.73%, 3.31%, 3.40% and 3.65% for Class A, B, C and R shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.47%, 2.12%, 2.12% and 1.62% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

AIM BASIC BALANCED FUND

==================================  =========================================
TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES

 1. Tyco International Ltd.
    (Bermuda)                2.7%    1. U.S. Mortgage-Backed Securities   8.1%                   BRET W. STANLEY, Chartered
                                                                                  [STANLEY       Financial Analyst, senior
 2. Cardinal Health, Inc.    2.6     2. U.S. Treasury Securities          5.5      PHOTO]        portfolio manager, is lead manager
                                                                                                 of AIM Basic Balanced Fund and the
 3. Sanofi-Aventis S.A.              3. U.S. Government Agency Securities 5.3                    head of AIM's Value Investment
    (France)                 2.2                                                  Management Unit. He received a B.B.A. in finance
                                     4. Other Diversified Financial       6.4     from The University of Texas at Austin and an M.S.
 4. Computer Associates                 Securities                                in finance from the University of Houston.
    International, Inc.      2.2
                                     5. Pharmaceuticals                   5.0                    R. CANON COLEMAN II,
 5. JPMorgan Chase & Co.     2.1                                                  [COLEMAN       Chartered Financial Analyst,
                                     6. Industrial Conglomerates          4.4      PHOTO]        portfolio manager, is manager
 6. Fannie Mae               2.0                                                                 of AIM Basic Balanced Fund. He
                                     7. Health Care Distributors          3.8                    earned a B.S. and an M.S. in
 7. First Data Corp.         2.0                                                                 accounting from the University
                                     8. Consumer Finance                  3.6     of Florida. He also has an M.B.A. from The Wharton
 8. Waste Management, Inc.   2.0                                                  School at the University of Pennsylvania.
                                     9. Data Processing & Outsourced
 9. Citigroup Inc.           1.9        Services                          2.9                    JAN H. FRIEDLI, senior
                                                                                  [FRIEDLI       portfolio manager, is manager of
10. WellPoint Inc.           1.9    10. Investment Banking & Brokerage    2.9      PHOTO]        AIM Basic Balanced Fund. He joined
                                                                                                 AIM in 1999. He graduated cum laude
==================================  =========================================                    from Villanova University with a
                                                                                  B.S. in computer science and earned an M.B.A. with
PORTFOLIO COMPOSITION               The fund's holdings are subject to            honors from the University of Chicago.
                                    change, and there is no assurance that
By security type                    the fund will continue to hold any                           SCOT W. JOHNSON,
                                    particular security.                          [JOHNSON       Chartered Financial Analyst, senior
1. Stocks                   66.0%                                                  PHOTO]        portfolio manager, is manager of
                                                                                                 AIM Basic Balanced Fund. He
2. Corporate Bond & Notes   16.0                                                                 received both his bachelor's degree
                                                                                  in economics and an M.B.A. in finance from
3. Government Bonds         10.8                                                  Vanderbilt University.

4. Mortgage-Backed                                                                               MATTHEW W. SEINSHEIMER,
   Securities                9.5                                                  [SEINSHEIMER   Chartered Financial Analyst, senior
                                                                                    [PHOTO]      portfolio manager, is manager of
5. Other Assets Less                                                                             AIM Basic Balanced Fund. He
   Liabilities              -2.3                                                                 received a B.B.A. from
                                                                                  Southern Methodist University and an M.B.A. from
==================================                                                The University of Texas at Austin.
TOTAL NET ASSETS  $176.7 MILLION
                                                                                                 MICHAEL J. SIMON,
TOTAL NUMBER OF HOLDINGS     308                                                  [SIMON         Chartered Financial Analyst, senior
==================================                                                PHOTO]         portfolio manager, is manager of
                                                                                                 AIM Basic Balanced Fund. He
                                                                                                 received a B.B.A. in finance from
                                                                                  Texas Christian University and an M.B.A. from the
                                                                                  University of Chicago.

                                                                                  Assisted by the Basic Value Team and
                                                                                  Investment Grade Team

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/04

AIM BASIC BALANCED FUND


                                       ===================================
INSTITUTIONAL CLASS SHARES             AVERAGE ANNUAL TOTAL RETURNS              Please note that past performance
                                       For periods ended 12/31/04                is not indicative of future
The following information has been     Inception                     7.40%       results. More recent returns may be
prepared to provide Institutional      1 Year                        7.33        more or less than those shown. All
Class shareholders with a                                                        returns assume reinvestment of
performance overview specific to       ===================================       distributions at net asset value.
their holdings. Institutional Class                                              Investment return and principal
shares are offered exclusively to      Institutional Class shares'               value will fluctuate so your
institutional investors, including     inception date is 4/30/04. Returns        shares, when redeemed, may be worth
defined contribution plans that        since that date are historical            more or less than their original
meet certain criteria.                 returns. All other returns are            cost. See full report for
                                       blended returns of historical             information on comparative
                                       Institutional Class share                 benchmarks. Please consult your
                                       performance and restated Class A          fund prospectus for more
                                       share performance (for periods            information. For the most current
                                       prior to the inception date of            month-end performance, please call
                                       Institutional Class shares) at net        800-451-4246 or visit
                                       asset value and reflect the higher        AIMinvestments.com.
                                       Rule 12b-1 fees applicable to Class
                                       A shares. Class A shares' inception
                                       date is 9/28/01. Institutional
                                       Class shares would have had
                                       different returns due to
                                       differences in the expense
                                       structure of the Institutional
                                       Class.

                                       Institutional Class shares have no
                                       sales charge; therefore,
                                       performance is at net asset value.
                                       Performance of Institutional Class
                                       shares will differ from performance
                                       of other share classes due to
                                       differing sales charges and class
                                       expenses.


                                   Over for information on your fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


AIMinvestments.com      BBA-INS-1 12/04     [YOUR GOALS. OUR SOLUTIONS.]     [AIM INVESTMENTS LOGO APPEARS HERE]
                                             --Registered Trademark--             --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                period. Simply divide your account        You may use this information to
                                       value by $1,000 (for example, an          compare the ongoing costs of
As a shareholder of the fund, you      $8,600 account value divided by           investing in the fund and other
incur ongoing costs, including         $1,000 = 8.6), then multiply the          funds. To do so, compare this 5%
management fees; and other fund        result by the number in the table         hypothetical example with the 5%
expenses. This example is intended     under the heading entitled "Actual        hypothetical examples that appear
to help you understand your ongoing    Expenses Paid During Period" to           in the shareholder reports of the
costs (in dollars) of investing in     estimate the expenses you paid on         other funds.
the fund and to compare these costs    your account during this period.
with ongoing costs of investing in                                                  Please note that the expenses
other mutual funds. The example is     HYPOTHETICAL EXAMPLE FOR COMPARISON       shown in the table are meant to
based on an investment of $1,000       PURPOSES                                  highlight your ongoing costs only.
invested at the beginning of the                                                 Therefore, the hypothetical
period and held for the entire         The table below also provides             information is useful in comparing
period July 1, 2004-December 31,       information about hypothetical            ongoing costs only, and will not
2004.                                  account values and hypothetical           help you determine the relative
                                       expenses based on the fund's actual       total costs of owning different
ACTUAL EXPENSES                        expense ratio and an assumed rate         funds.
                                       of return of 5% per year before
The table below provides               expenses, which is not the fund's
information about actual account       actual return. The hypothetical
values and actual expenses. You may    account values and expenses may not
use the information in this table,     be used to estimate the actual
together with the amount you           ending account balance or expenses
invested, to estimate the expenses     you paid for the period.
that you paid over the


====================================================================================================================================
                                                    ACTUAL                         HYPOTHETICAL
                                                                        (5% ANNUAL RETURN BEFORE EXPENSES)

                        BEGINNING ACCOUNT       ENDING ACCOUNT        EXPENSES        ENDING ACCOUNT       EXPENSES
                              VALUE                 VALUE           PAID DURING           VALUE           PAID DURING
                            (07/01/04)           (12/31/04)(1)       PERIOD(2)          (12/31/04)         PERIOD(2)
Institutional Class         $1,000.00              $1,039.40           $4.77            $1,020.46            $4.72

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 3.94% for the Institutional Class.

(2) Expenses are equal to the fund's annualized expense ratio, 0.93% for the Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
====================================================================================================================================





AIMinvestments.com   BBA-INS-1  12/04

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-66.09%

ADVERTISING-2.80%

Interpublic Group of Cos., Inc. (The)(a)          168,000      $  2,251,200
---------------------------------------------------------------------------
Omnicom Group Inc.                                 31,900         2,689,808
===========================================================================
                                                                  4,941,008
===========================================================================

AEROSPACE & DEFENSE-1.03%

Honeywell International Inc.                       51,500         1,823,615
===========================================================================

ALUMINUM-0.90%

Alcoa Inc.                                         50,900         1,599,278
===========================================================================

APPAREL RETAIL-1.17%

Gap, Inc. (The)                                    97,800         2,065,536
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.54%

Bank of New York Co., Inc. (The)                   81,200         2,713,704
===========================================================================

BUILDING PRODUCTS-2.37%

American Standard Cos. Inc.(a)                     35,800         1,479,256
---------------------------------------------------------------------------
Masco Corp.                                        74,000         2,703,220
===========================================================================
                                                                  4,182,476
===========================================================================

COMMUNICATIONS EQUIPMENT-0.64%

Motorola, Inc.                                     66,300         1,140,360
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.50%

Deere & Co.                                        11,900           885,360
===========================================================================

CONSUMER ELECTRONICS-2.08%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               58,700         1,555,550
---------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             54,500         2,123,320
===========================================================================
                                                                  3,678,870
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.90%

Ceridian Corp.(a)                                  88,300         1,614,124
---------------------------------------------------------------------------
First Data Corp.                                   82,600         3,513,804
===========================================================================
                                                                  5,127,928
===========================================================================

DEPARTMENT STORES-0.85%

May Department Stores Co. (The)                    51,100         1,502,340
===========================================================================

DIVERSIFIED CHEMICALS-0.52%

Dow Chemical Co. (The)                             18,500           915,935
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.77%

Cendant Corp.                                     133,600         3,123,568
===========================================================================

ENVIRONMENTAL SERVICES-1.97%

Waste Management, Inc.                            116,100         3,476,034
===========================================================================

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------

FOOD RETAIL-1.97%

Kroger Co. (The)(a)                               120,400      $  2,111,816
---------------------------------------------------------------------------
Safeway Inc.(a)                                    69,000         1,362,060
===========================================================================
                                                                  3,473,876
===========================================================================

GENERAL MERCHANDISE STORES-1.67%

Target Corp.                                       56,700         2,944,431
===========================================================================

HEALTH CARE DISTRIBUTORS-3.80%

Cardinal Health, Inc.                              78,300         4,553,145
---------------------------------------------------------------------------
McKesson Corp.                                     69,000         2,170,740
===========================================================================
                                                                  6,723,885
===========================================================================

HEALTH CARE EQUIPMENT-1.33%

Baxter International Inc.                          50,500         1,744,270
---------------------------------------------------------------------------
Waters Corp.(a)                                    12,800           598,912
===========================================================================
                                                                  2,343,182
===========================================================================

HEALTH CARE FACILITIES-1.17%

HCA, Inc.                                          51,800         2,069,928
===========================================================================

HEALTH CARE SERVICES-0.31%

IMS Health Inc.                                    24,000           557,040
===========================================================================

INDUSTRIAL CONGLOMERATES-4.13%

General Electric Co.                               70,300         2,565,950
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 132,600         4,739,124
===========================================================================
                                                                  7,305,074
===========================================================================

INDUSTRIAL MACHINERY-1.53%

Illinois Tool Works Inc.                           29,100         2,696,988
===========================================================================

INSURANCE BROKERS-0.59%

Aon Corp.                                          43,500         1,037,910
===========================================================================

INTEGRATED OIL & GAS-0.11%

Shell Frontier Oil & Gas Inc.-Series B, 2.91%
  Floating Rate Pfd(b)                                  2           200,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-2.77%

Merrill Lynch & Co., Inc.                          39,000         2,331,030
---------------------------------------------------------------------------
Morgan Stanley                                     46,200         2,565,024
===========================================================================
                                                                  4,896,054
===========================================================================

MANAGED HEALTH CARE-1.89%

WellPoint Inc.(a)                                  29,100         3,346,500
===========================================================================

MOVIES & ENTERTAINMENT-1.66%

Walt Disney Co. (The)                             105,500         2,932,900
===========================================================================

                                                                  MARKET
                                                 SHARES           VALUE
---------------------------------------------------------------------------

MULTI-LINE INSURANCE-1.00%

Hartford Financial Services Group, Inc. (The)      25,500      $  1,767,405
===========================================================================

OIL & GAS DRILLING-2.03%

Pride International, Inc.(a)                       43,100           885,274
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)                63,700         2,700,243
===========================================================================
                                                                  3,585,517
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.54%

Halliburton Co.                                    85,000         3,335,400
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    17,100         1,144,845
===========================================================================
                                                                  4,480,245
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.53%

ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost $199,995)(c)(d)(e)            2           200,000
---------------------------------------------------------------------------
Citigroup Inc.                                     70,200         3,382,236
---------------------------------------------------------------------------
JPMorgan Chase & Co.                               96,928         3,781,161
---------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 2.75%
  Floating Rate Pfd. (Acquired 06/03/04-
  09/28/04; Cost $635,805)(b)(d)(e)                   650           641,550
===========================================================================
                                                                  8,004,947
===========================================================================

PACKAGED FOODS & MEATS-1.05%

Kraft Foods Inc.-Class A                           51,900         1,848,159
===========================================================================

PHARMACEUTICALS-4.96%

Pfizer Inc.                                        95,500         2,567,995
---------------------------------------------------------------------------
Sanofi-Aventis S.A. (France)(a)(f)                 49,212         3,926,609
---------------------------------------------------------------------------
Wyeth                                              53,200         2,265,788
===========================================================================
                                                                  8,760,392
===========================================================================

PROPERTY & CASUALTY INSURANCE-1.50%

ACE Ltd. (Cayman Islands)                          62,100         2,654,775
===========================================================================

SYSTEMS SOFTWARE-2.21%

Computer Associates International, Inc.           125,900         3,910,454
===========================================================================

THRIFTS & MORTGAGE FINANCE-2.30%

Fannie Mae                                         50,100         3,567,621
---------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Pfd(g)                   4,850           244,925
---------------------------------------------------------------------------
Fannie Mae-Series K, 3.00% Pfd(g)                   4,850           245,380
===========================================================================
                                                                  4,057,926
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $94,667,867)                                        116,773,600
===========================================================================

                                               PRINCIPAL
                                                 AMOUNT
BONDS & NOTES-15.95%

ADVERTISING-0.03%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(g)             $   48,000            49,521
===========================================================================

---------------------------------------------------------------------------
                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE

AEROSPACE & DEFENSE-0.02%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06(g)                    $   35,000      $     38,289
===========================================================================

AUTO PARTS & EQUIPMENT-0.08%

Lear Corp.-Series B, Sr. Unsec. Gtd Notes,
  7.96%, 05/15/05(g)                              145,000           147,968
===========================================================================

AUTOMOBILE MANUFACTURERS-0.12%

DaimlerChrysler N.A. Holding Corp., Unsec.
  Gtd. Global Notes, 7.40%, 01/20/05(g)           110,000           110,245
---------------------------------------------------------------------------
General Motors Corp., Unsec. Global Notes,
  6.25%, 05/01/05(g)                              100,000           100,945
===========================================================================
                                                                    211,190
===========================================================================

BROADCASTING & CABLE TV-1.08%

Continental Cablevision, Inc., Sr. Unsec.
  Deb.,
  8.88%, 09/15/05(g)                              500,000           518,950
---------------------------------------------------------------------------
  9.50%, 08/01/13(g)                              100,000           106,645
---------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
  6.88%, 06/15/05(g)                               65,000            66,105
---------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(g)                                      75,000            77,321
---------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec.
  Notes, 8.38%, 11/01/05(g)                       120,000           125,490
---------------------------------------------------------------------------
TCI Communications, Inc.,
  Sr. Notes, 7.25%, 08/01/05(g)                   175,000           179,195
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.00%, 08/01/05(g)            125,000           128,524
---------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(g)         65,000            76,461
---------------------------------------------------------------------------
  Unsec. Deb., 9.15%, 02/01/23(g)                 350,000           467,939
---------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 06/15/05(g)                150,000           153,076
===========================================================================
                                                                  1,899,706
===========================================================================

CONSUMER FINANCE-3.59%

Associates Corp. of North America, Sr. Global
  Deb., 6.95%, 11/01/18(g)                        175,000           202,986
---------------------------------------------------------------------------
Capital One Bank, Sr. Global Notes, 8.25%,
  06/15/05(g)                                     325,000           332,208
---------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Bonds, 3.71%, 02/01/27 (Acquired 09/16/04;
  Cost $433,245)(b)(d)(e)(g)                      425,000           432,085
---------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(g)            275,000           288,128
---------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(g)                150,000           164,296
---------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(g)                600,000           613,674
---------------------------------------------------------------------------
  Notes, 6.75%, 05/15/05(g)                       300,000           303,762
---------------------------------------------------------------------------
  Unsec. Floating Rate Global Notes, 2.31%,
    04/28/05(b)(g)                                350,000           349,877
---------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(g)                            200,000           208,070
---------------------------------------------------------------------------
    6.88%, 02/01/06(g)                            450,000           464,008
---------------------------------------------------------------------------
    7.50%, 03/15/05(g)                            275,000           277,467
---------------------------------------------------------------------------
  Unsec. Notes, 7.75%, 03/15/05(g)                370,000           373,415
---------------------------------------------------------------------------

                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE
---------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

General Motors Acceptance Corp., Floating
  Rate Medium Term Notes,
    4.23%, 05/19/05(b)(g)                      $  550,000      $    551,947
---------------------------------------------------------------------------
    4.44%, 03/04/05(b)(g)                         625,000           626,344
---------------------------------------------------------------------------
  Global Notes,
    4.50%, 07/15/06(g)                            190,000           190,410
---------------------------------------------------------------------------
    7.50%, 07/15/05(g)                            100,000(h)        102,122
---------------------------------------------------------------------------
  Medium Term Notes,
    4.15%, 02/07/05(g)                            150,000           150,169
---------------------------------------------------------------------------
    5.25%, 05/16/05(g)                            405,000           407,835
---------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
    01/15/06(g)                                   300,000(h)        307,914
===========================================================================
                                                                  6,346,717
===========================================================================

DIVERSIFIED BANKS-1.67%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $245,524)(d)(g)(i)               220,000           233,684
---------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $27,726)(d)(e)(g)       25,000            25,721
---------------------------------------------------------------------------
Banco Nacional de Comercio Exterior S.N.C.
  (Mexico), Notes, 3.88%, 01/21/09 (Acquired
  02/25/04; Cost $98,375)(d)(e)(g)                100,000            96,381
---------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Notes, 3.04%, 06/08/28(b)(g)               250,000           241,402
---------------------------------------------------------------------------
Barclays Bank PLC (United Kingdom), Bonds,
  8.55% (Acquired 11/05/03; Cost
  $123,064)(d)(g)(i)                              100,000           121,188
---------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Notes, 8.85%,
  06/01/27 (Acquired 05/22/03; Cost
  $75,926)(d)(e)(g)                                60,000            70,801
---------------------------------------------------------------------------
Chohung Bank (South Korea), Unsec. Sub.
  Second Tier Notes, 11.50%, 04/01/10
  (Acquired 07/01/04; Cost $266,173)(d)(e)(g)     250,000           254,740
---------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(g)         150,000           167,397
---------------------------------------------------------------------------
  Unsec. Yankee Notes, 8.88%, 06/01/05(g)         200,000           204,376
---------------------------------------------------------------------------
Daiwa P.B. Ltd. (Cayman Islands), Gtd. Sub.
  Floating Rate Medium Term Euro Notes,
  3.09%(j)(i)                                     100,000            99,000
---------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $100,000)(d)(g)(i)                              100,000           106,039
---------------------------------------------------------------------------
HSBC Capital Funding L.P. (United Kingdom),
  Gtd. Bonds, 4.61% (Acquired 11/05/03; Cost
  $46,626)(d)(g)(i)                                50,000            47,438
---------------------------------------------------------------------------
Lloyds Bank PLC-Series 1, Unsec. Sub. Euro
  Dollar Notes, 2.94%(g)(i)(j)                    140,000           124,862
---------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 2.13%, 08/29/87(g)(j)            80,000            65,855
---------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 2.13%(g)(i)(j)                 150,000           132,425
---------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(g)                              100,000           130,513
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                               PRINCIPAL          MARKET
                                                 AMOUNT           VALUE
DIVERSIFIED BANKS-(CONTINUED)

RBS Capital Trust I, Bonds, 4.71%(g)(i)        $   50,000      $     47,869
---------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(g)                              275,000           276,282
---------------------------------------------------------------------------
Wells Fargo Bank, N.A., Unsec. Sub. Global
  Notes, 7.80%, 06/15/10(g)                       250,000           255,750
---------------------------------------------------------------------------
Woori Bank (South Korea), Unsec. Sub. Second
  Tier Notes, 11.75%, 03/01/10 (Acquired
  07/01/04; Cost $264,725)(d)(e)(g)               250,000           256,550
===========================================================================
                                                                  2,958,273
===========================================================================

DIVERSIFIED CAPITAL MARKETS-0.13%

UBS Preferred Funding Trust I, Gtd. Global
  Bonds, 8.62%(g)(i)                              185,000           221,758
===========================================================================

ELECTRIC UTILITIES-0.58%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(g)          20,000            20,777
---------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series
  96A, Unsec. Deb., 7.75%, 06/01/26(g)             55,000            59,851
---------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(g)                       350,000           362,418
---------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(g)                       300,000           307,902
---------------------------------------------------------------------------
Pacific Gas & Electric Co., First Mortgage
  Floating Rate Notes, 2.72%, 04/03/06(b)(g)       87,000            87,078
---------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes, 6.50%, 02/25/08(g)                       175,000           184,804
===========================================================================
                                                                  1,022,830
===========================================================================

FOOD RETAIL-0.06%

Safeway Inc., Sr. Unsec. Notes, 2.50%,
  11/01/05(g)                                     100,000            99,343
===========================================================================

GAS UTILITIES-0.32%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(g)                        165,000           176,824
---------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(g)                                     225,000           231,732
---------------------------------------------------------------------------
NiSource Capital Markets, Inc., Medium Term
  Notes, 7.68%, 04/15/05(g)                       150,000           151,920
===========================================================================
                                                                    560,476
===========================================================================

HOMEBUILDING-0.43%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(g)                                     200,000           230,250
---------------------------------------------------------------------------
Lennar Corp.-Series B, Sr. Unsec. Gtd. Global
  Notes, 9.95%, 05/01/10(g)                       275,000           294,888
---------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(g)                                     150,000           154,338
---------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes, 9.75%, 09/01/10(g)                        75,000            81,746
===========================================================================
                                                                    761,222
===========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-0.25%

Tyco International Group S.A. (Luxembourg),
  Unsec. Unsub. Gtd. Yankee Notes, 6.38%,
  06/15/05(g)                                  $  375,000   $    380,636
------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $56,614)(d)(e)(g)                                50,000         53,237
========================================================================
                                                                 433,873
========================================================================

INTEGRATED OIL & GAS-0.31%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(g)                                     150,000        165,122
------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(g)                                     100,000        107,458
------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(g)                                     200,000        228,020
------------------------------------------------------------------------
Repsol International Finance B.V.
  (Netherlands), Unsec. Gtd. Global Notes,
  7.45%, 07/15/05(g)                               45,000         46,162
========================================================================
                                                                 546,762
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.67%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Unsub. Gtd. Global
  Bonds, 8.25%, 06/15/05(g)                       350,000        358,211
------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 8.50%, 03/01/31(g)                 60,000         81,419
------------------------------------------------------------------------
SBC Communications Inc., Notes, 4.21%,
  06/05/05 (Acquired 12/10/04; Cost
  $100,602)(d)(e)(g)                              100,000        100,585
------------------------------------------------------------------------
Southwestern Bell Telephone Co.-Series B,
  Medium Term Notes, 6.25%, 07/07/05(g)           100,000        101,623
------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes, 7.13%,
  01/30/06(g)                                     275,000        286,047
------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 7.90%,
  03/15/05(g)                                     480,000        485,054
------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(g)             90,000        119,930
------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(g)                              250,000        271,683
------------------------------------------------------------------------
  8.00%, 06/01/11(g)                               60,000         71,093
------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(g)                        100,000        104,107
------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb.,
    6.36%, 04/15/06(g)                            400,000        415,184
------------------------------------------------------------------------
    8.75%, 11/01/21(g)                             85,000        107,369
------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(g)            125,000        139,570
------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(g)                        200,000        213,126
------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(g)                        100,000         97,847
========================================================================
                                                               2,952,848
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

INVESTMENT BANKING & BROKERAGE-0.10%

Lehman Brothers Inc.,
  Sr. Sub. Deb., 11.63%, 05/15/05(g)           $   75,000   $     77,158
------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 7.63%, 06/01/06(g)        50,000         53,001
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 4.54%, 03/08/05(g)                   40,000         40,163
========================================================================
                                                                 170,322
========================================================================

LIFE & HEALTH INSURANCE-0.20%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost $324,231)(d)(g)(k)      275,000        328,028
------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(g)                               25,000         26,989
========================================================================
                                                                 355,017
========================================================================

MOVIES & ENTERTAINMENT-0.20%

Time Warner Inc., Sr. Unsec. Gtd. Global
  Notes, 5.63%, 05/01/05(g)                       350,000        353,112
========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.07%

Dominion Resources, Inc.-Series B, Sr. Unsec.
  Unsub. Global Notes, 7.63%, 07/15/05(g)         125,000        128,136
========================================================================

MUNICIPALITIES-0.59%

Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(g)(k)                       350,000        350,728
------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 Bonds, 6.10%,
  05/01/24(g)(k)                                  150,000        154,500
------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility
  Series 2004 RB,
  3.69%, 07/01/07(g)(k)                            80,000         80,132
------------------------------------------------------------------------
  4.21%, 07/01/08(g)(k)                           100,000        100,750
------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding Series 2004 C-1 RB, 0.27%,
  07/10/30(g)(k)(l)                               375,000        355,125
========================================================================
                                                               1,041,235
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.34%

Pemex Project Funding Master Trust, Unsec.
  Gtd. Unsub. Global Notes,
  7.38%, 12/15/14(g)                              300,000        332,850
------------------------------------------------------------------------
  8.63%, 02/01/22(g)                              225,000        261,608
========================================================================
                                                                 594,458
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.77%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(g)                                      20,000         19,951
------------------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec. Global
  Notes, 8.00%, 06/15/05(g)                       100,000        102,320
------------------------------------------------------------------------

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

ING Capital Funding Trust III, Gtd. Global
  Bonds, 8.44%(g)(i)                           $  125,000   $    149,075
------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/16/04; Cost
  $141,406)(d)(g)(i)                              125,000        144,864
------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(g)     125,000        132,310
------------------------------------------------------------------------
  Series 1999-2, Class A1, Global Bonds,
    9.69%, 08/15/09(g)                            171,000        191,691
------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $249,833)(d)(e)(g)                         250,000        244,698
------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands), Sr. Notes, 9.25%, 03/15/30
  (Acquired 09/22/04; Cost $282,629)(d)(e)(g)     238,889        284,603
------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(g)(i)              75,000         83,808
========================================================================
                                                               1,353,320
========================================================================

PACKAGED FOODS & MEATS-0.07%

Nabisco, Inc., Notes, 6.38%, 02/01/05(g)          125,000        125,821
========================================================================

PROPERTY & CASUALTY INSURANCE-0.35%

FGIC Corp., Sr. Unsec. Unsub. Notes, 6.00%,
  01/15/34 (Acquired 12/07/04; Cost
  $177,749)(d)(e)(g)                              175,000        181,111
------------------------------------------------------------------------
First American Capital Trust I, Gtd. Notes,
  8.50%, 04/15/12(g)                              325,000        369,236
------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 03/23/04;
  Cost $78,743)(d)(e)(g)                           75,000         75,689
========================================================================
                                                                 626,036
========================================================================

REAL ESTATE-0.39%

CarrAmerica Realty Corp., Sr. Unsec. Gtd.
  Notes, 6.63%, 03/01/05(g)                        50,000         50,292
------------------------------------------------------------------------
EOP Operating L.P., Sr. Unsec. Notes, 6.63%,
  02/15/05(g)                                     200,000        200,876
------------------------------------------------------------------------
Health Care Property Investors, Inc., Sr.
  Unsec. Notes, 6.88%, 06/08/05(g)                150,000        152,417
------------------------------------------------------------------------
HRPT Properties Trust, Sr. Unsec. Notes,
  6.70%, 02/23/05(g)                              125,000        125,673
------------------------------------------------------------------------
Spieker Properties, Inc., Medium Term Notes,
  8.00%, 07/19/05(g)                               50,000         51,283
------------------------------------------------------------------------
Spieker Properties, L.P., Unsec. Unsub.
  Notes, 6.88%, 02/01/05(g)                       100,000        100,306
========================================================================
                                                                 680,847
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.04%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(g)                                      75,000         78,817
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

REGIONAL BANKS-1.15%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 3.95%, 03/01/34(b)(g)   $  325,000   $    336,908
------------------------------------------------------------------------
Greater Bay Bancorp-Series B, Sr. Notes,
  5.25%, 03/31/08(g)                              350,000        352,534
------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate
  Notes, 2.97%, 06/01/28(b)(g)                    175,000        166,201
------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(g)                              325,000        331,578
------------------------------------------------------------------------
Santander Financial Issuances (Cayman
  Islands), Sec. Sub. Floating Rate Euro
  Notes, 2.87%(g)(i)(j)                           750,000        745,610
------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(g)                                     100,000        101,746
========================================================================
                                                               2,034,577
========================================================================

RESTAURANTS-0.03%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(g)                                      55,000         58,338
========================================================================

SOVEREIGN DEBT-0.59%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(g)                                     100,000        102,599
------------------------------------------------------------------------
New Brunswick (Province of) (Canada), Sec.
  Yankee Deb., 6.75%, 08/15/13(g)                  40,000         46,664
------------------------------------------------------------------------
Quebec (Province of) (Canada), Sr. Unsec.
  Unsub. Global Deb., 5.75%, 02/15/09(g)           55,000         59,024
------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds,
    5.00%, 03/31/30 (Acquired 05/18/04, Cost
    $103,572)(d)(g)                               115,000        118,841
------------------------------------------------------------------------
    8.75%, 07/24/05 (Acquired 09/10/04-
    12/03/04; Cost $181,963)(d)(g)                175,000        179,900
------------------------------------------------------------------------
  Unsec. Unsub. Euro Bonds-REGS,
    8.75%, 07/24/05 (Acquired 05/14/04; Cost
    $184,888)(d)(g)                               175,000        180,058
------------------------------------------------------------------------
    10.00%, 06/26/07 (Acquired 05/14/04-
    05/18/04; Cost $157,706)(d)(g)                140,000        158,564
------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(g)                               60,000         64,386
------------------------------------------------------------------------
  7.50%, 04/08/33(g)                              120,000        129,138
========================================================================
                                                               1,039,174
========================================================================

THRIFTS & MORTGAGE FINANCE-0.11%

Greenpoint Capital Trust I, Gtd. Sub. Notes,
  9.10%, 06/01/27(g)                               75,000         88,730
------------------------------------------------------------------------
Washington Mutual Finance Corp., Sr. Unsec.
  Notes, 8.25%, 06/15/05(g)                       100,000        102,418
========================================================================
                                                                 191,148
========================================================================

TOBACCO-0.15%

Altria Group, Inc.,
  Sr. Unsec. Notes, 7.00%, 11/04/13(g)             40,000         43,279
------------------------------------------------------------------------
  Unsec. Global Notes, 7.00%, 07/15/05(g)         200,000        203,958
------------------------------------------------------------------------
  Unsec. Notes, 6.38%, 02/01/06(g)                 20,000         20,529
========================================================================
                                                                 267,766
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

TRUCKING-0.09%

Roadway Corp., Sr. Unsec. Gtd. Global Notes,
  8.25%, 12/01/08(g)                           $  150,000   $    167,018
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.37%

AT&T Wireless Services Inc., Sr. Unsec.
  Unsub. Global Notes, 6.88%, 04/18/05(g)         200,000        202,216
------------------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 07/15/10(g)               420,000        459,480
========================================================================
                                                                 661,696
========================================================================
    Total Bonds & Notes (Cost $28,084,250)                    28,177,614
========================================================================

U.S. MORTGAGE-BACKED SECURITIES-8.10%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-2.88%

Pass Through Ctfs.,
  6.50%, 01/01/16 to 08/01/29(g)                  100,196        105,568
------------------------------------------------------------------------
  6.00%, 03/01/17 to 11/01/33(g)                1,714,523      1,778,672
------------------------------------------------------------------------
  5.50%, 12/01/17 to 12/01/33(g)                1,144,266      1,166,380
------------------------------------------------------------------------
  4.50%, 10/01/18(g)                              355,851        355,621
------------------------------------------------------------------------
  7.00%, 07/01/29 to 06/01/32(g)                  293,660        311,335
------------------------------------------------------------------------
  7.50%, 11/01/30 to 12/01/30(g)                   19,391         20,791
------------------------------------------------------------------------
  5.00%, 10/01/33(g)                              416,383        414,491
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/15(m)                              924,000        938,657
========================================================================
                                                               5,091,515
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-4.22%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 05/01/32(g)                   95,262        102,042
------------------------------------------------------------------------
  7.00%, 02/01/16 to 03/01/32(g)                  169,559        179,846
------------------------------------------------------------------------
  6.50%, 10/01/16 to 09/01/34(g)                1,643,060      1,725,924
------------------------------------------------------------------------
  6.00%, 05/01/17 to 07/01/17(g)                  589,576        618,339
------------------------------------------------------------------------
  5.00%, 02/01/18(g)                               18,568         18,889
------------------------------------------------------------------------
  8.00%, 10/01/30(g)                               17,694         19,192
------------------------------------------------------------------------
  5.50%, 06/01/33 to 11/01/33(g)                  299,748        304,662
------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/20 to 01/01/35(m)                1,210,520      1,220,855
------------------------------------------------------------------------
  5.50%, 01/01/20 to 01/01/35(m)                1,994,234      2,046,822
------------------------------------------------------------------------
  6.00%, 01/01/35(m)                            1,171,300      1,211,414
========================================================================
                                                               7,447,985
========================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.00%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 10/15/31(g)                   67,864         73,196
------------------------------------------------------------------------
  8.50%, 02/15/25(g)                               35,448         38,873
------------------------------------------------------------------------
  8.00%, 08/15/25(g)                               17,904         19,530
------------------------------------------------------------------------
  7.00%, 02/15/31 to 05/15/32(g)                  174,644        185,679
------------------------------------------------------------------------

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs.,
  6.50%, 05/15/31 to 12/15/33(g)               $  376,742   $    397,003
------------------------------------------------------------------------
  6.00%, 12/15/31 to 02/15/33(g)                  597,397        619,880
------------------------------------------------------------------------
  5.50%, 09/15/33 to 02/15/34(g)                  429,358        438,947
========================================================================
                                                               1,773,108
========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $14,255,013)                                      14,312,608
========================================================================

U.S. GOVERNMENT AGENCY SECURITIES-5.34%

FEDERAL HOME LOAN BANK (FHLB)-4.91%

Unsec. Disc. Notes,
  1.25%, 01/03/05(n)                            8,670,000      8,669,398
========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.43%

Unsec. Floating Rate Global Notes,
  3.68%, 02/17/09(g)(o)                           460,000        464,315
------------------------------------------------------------------------
Unsec. Global Notes,
  3.38%, 12/15/08(g)                              300,000        296,211
========================================================================
                                                                 760,526
========================================================================
    Total U.S. Government Agency Securities
      (Cost $9,419,513)                                        9,429,924
========================================================================

ASSET-BACKED SECURITIES-1.39%

OTHER DIVERSIFIED FINANCIAL SERVICES--1.14%

Citicorp Lease-Series 1999-1, Pass Through
  Ctfs., Class A1, 7.22%, 06/15/05 (Acquired
  05/08/02-
    02/25/04; Cost $480,954)(d)(g)                450,014        458,227
------------------------------------------------------------------------
  Class A2, 8.04%, 12/15/19 (Acquired
    08/20/02; Cost $166,614)(d)(g)                150,000        178,771
------------------------------------------------------------------------
Patrons' Legacy,
  Series 2003-III, Ctfs., 5.65%, 01/17/17
  (Acquired 11/04/04; Cost $512,705)(d)(e)        500,000        508,681
------------------------------------------------------------------------
  Series 2004-I, Ctfs., 6.67%, 02/04/17
  (Acquired 04/30/04; Cost $500,000)(d)(e)        500,000        509,701
------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $116,625)(d)(e)(g)     111,655        111,218
------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 3.37% (Acquired
  12/07/04; Cost $200,000)(d)(e)(g)(i)(o)         200,000        201,138
------------------------------------------------------------------------
Yorkshire Power Pass-Through Asset Trust
  (Cayman Islands)-Series 2000-1, Pass
  Through Ctfs., 8.25%, 02/15/05 (Acquired
  11/12/03; Cost $53,400)(d)(e)(g)                 50,000         50,274
========================================================================
                                                               2,018,010
========================================================================

PROPERTY & CASUALTY INSURANCE-0.13%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $225,748)(d)(e)(g)                              225,000        229,484
========================================================================

                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE
------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-0.12%

Sovereign Bank-Class A-1, Pass Through Ctfs.,
  10.20%, 06/30/05 (Acquired 09/22/04; Cost
  $227,097)(d)(e)(g)                           $  195,064   $    200,860
========================================================================
    Total Asset-Backed Securities (Cost
      $2,426,908)                                              2,448,354
========================================================================

U.S. TREASURY SECURITIES-5.46%

U.S. TREASURY NOTES-4.16%

2.50%, 09/30/06(g)                                600,000        594,846
------------------------------------------------------------------------
6.50%, 10/15/06(g)                              2,500,000      2,650,400
------------------------------------------------------------------------
3.50%, 11/15/06 to 11/15/09(g)                  1,100,000      1,100,265
------------------------------------------------------------------------
3.13%, 10/15/08(g)                                760,000        751,921
------------------------------------------------------------------------
4.75%, 11/15/08(g)                              2,100,000      2,200,401
------------------------------------------------------------------------
5.00%, 02/15/11(g)                                 50,000         53,219
========================================================================
                                                               7,351,052
========================================================================

------------------------------------------------------------------------
                                               PRINCIPAL       MARKET
                                                 AMOUNT        VALUE

U.S. TREASURY BONDS-1.19%

7.25%, 05/15/16 to 08/15/22(g)                 $1,000,000   $  1,265,722
------------------------------------------------------------------------
7.50%, 11/15/16(g)                                160,000        204,525
------------------------------------------------------------------------
5.38%, 02/15/31(g)                                595,000        643,159
========================================================================
                                                               2,113,406
========================================================================

U.S. TREASURY STRIPS-0.11%

3.03%, 02/15/07(g)(n)                             200,000        187,782
========================================================================
    Total U.S. Treasury Securities (Cost
      $9,672,462)                                              9,652,240
========================================================================
TOTAL INVESTMENTS-102.33% (Cost $158,526,013)                180,794,340
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.33%)                         (4,116,913)
========================================================================
NET ASSETS-100.00%                                          $176,677,427
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Ctfs    - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2004.
(c) Interest rate is redetermined annually. Rate shown is the rate in effect on December 31, 2004.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $6,984,710 which represented 3.95% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) Security considered to be illiquid. The aggregate market value of these securities considered illiquid at December 31, 2004 was $4,729,108, which represented 2.68% of the Fund's Net Assets.
(f) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 2.17 % of the Fund's Total Investments. See Note 1A.
(g) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $49,306,517, which represented 27.27% of the Fund's Total Investments. See Note 1A.
(h) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 7.
(i) Perpetual bond with no specified maturity date.
(j) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2004.
(k) Principal and interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the current yield on December 31, 2004. Bond will convert to a fixed coupon rate at a specific future date.
(m) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(n) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2004.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $158,526,013)                                $180,794,340
-----------------------------------------------------------
Cash                                                  5,044
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,292,519
-----------------------------------------------------------
  Variation margin                                   16,828
-----------------------------------------------------------
  Fund shares sold                                  126,374
-----------------------------------------------------------
  Dividends and interest                            764,644
-----------------------------------------------------------
  Principal paydowns                                 20,449
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               14,393
-----------------------------------------------------------
Other assets                                         22,312
===========================================================
  Total assets                                  183,056,903
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           5,844,826
-----------------------------------------------------------
  Fund shares reacquired                            277,086
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 18,052
-----------------------------------------------------------
Accrued distribution fees                           107,326
-----------------------------------------------------------
Accrued transfer agent fees                          85,508
-----------------------------------------------------------
Accrued operating expenses                           46,678
===========================================================
  Total liabilities                               6,379,476
===========================================================
Net assets applicable to shares outstanding    $176,677,427
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $154,792,290
-----------------------------------------------------------
Undistributed net investment income                  38,788
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                            (471,776)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts               22,318,125
===========================================================
                                               $176,677,427
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 68,951,179
___________________________________________________________
===========================================================
Class B                                        $ 79,967,801
___________________________________________________________
===========================================================
Class C                                        $ 27,728,863
___________________________________________________________
===========================================================
Class R                                        $     18,972
___________________________________________________________
===========================================================
Institutional Class                            $     10,612
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           5,815,514
___________________________________________________________
===========================================================
Class B                                           6,754,534
___________________________________________________________
===========================================================
Class C                                           2,340,704
___________________________________________________________
===========================================================
Class R                                               1,598
___________________________________________________________
===========================================================
Institutional Class                                     895
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.86
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.86 divided by
      95.25%)                                  $      12.45
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.84
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.85
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      11.87
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      11.86
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Interest                                                      $ 2,180,680
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $19,571)           1,533,906
=========================================================================
    Total investment income                                     3,714,586
=========================================================================

EXPENSES:

Advisory fees                                                   1,094,829
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     32,443
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         217,699
-------------------------------------------------------------------------
  Class B                                                         796,944
-------------------------------------------------------------------------
  Class C                                                         265,274
-------------------------------------------------------------------------
  Class R                                                              35
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C, and R                       493,477
-------------------------------------------------------------------------
Transfer agent fees--Institutional Class                                7
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             17,423
-------------------------------------------------------------------------
Other                                                             240,236
=========================================================================
    Total expenses                                              3,208,367
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (37,052)
=========================================================================
    Net expenses                                                3,171,315
=========================================================================
Net investment income                                             543,271
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
  FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         8,095,387
-------------------------------------------------------------------------
  Foreign currencies                                                3,430
-------------------------------------------------------------------------
  Futures contracts                                               165,646
=========================================================================
                                                                8,264,463
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         1,548,687
-------------------------------------------------------------------------
  Futures contracts                                                49,798
=========================================================================
                                                                1,598,485
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             9,862,948
=========================================================================
Net increase in net assets resulting from operations          $10,406,219
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $    543,271    $     43,727
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                             8,264,463         204,356
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                             1,598,485      24,575,727
==========================================================================================
    Net increase in net assets resulting from operations        10,406,219      24,823,810
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (518,829)       (252,338)
------------------------------------------------------------------------------------------
  Class B                                                         (130,939)        (76,078)
------------------------------------------------------------------------------------------
  Class C                                                          (44,341)        (23,549)
------------------------------------------------------------------------------------------
  Class R                                                              (56)             --
------------------------------------------------------------------------------------------
  Institutional Class                                                 (108)             --
==========================================================================================
    Total distributions from net investment income                (694,273)       (351,965)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (1,852,910)             --
------------------------------------------------------------------------------------------
  Class B                                                       (2,168,137)             --
------------------------------------------------------------------------------------------
  Class C                                                         (738,028)             --
------------------------------------------------------------------------------------------
  Class R                                                             (292)             --
------------------------------------------------------------------------------------------
  Institutional Class                                                 (285)             --
==========================================================================================
    Total distributions from net realized gains                 (4,759,652)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (5,453,925)       (351,965)
==========================================================================================
Share transactions-net:
  Class A                                                       13,392,670      12,879,782
------------------------------------------------------------------------------------------
  Class B                                                        1,380,840      16,497,602
------------------------------------------------------------------------------------------
  Class C                                                        2,153,156       5,182,557
------------------------------------------------------------------------------------------
  Class R                                                           18,638              --
------------------------------------------------------------------------------------------
  Institutional Class                                               10,394              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               16,955,698      34,559,941
==========================================================================================
    Net increase in net assets                                  21,907,992      59,031,786
==========================================================================================

NET ASSETS:

  Beginning of year                                            154,769,435      95,737,649
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $38,788 and $(9,211), respectively)             $176,677,427    $154,769,435
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.





       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $1 billion of the Fund's average daily net assets, plus 0.60% of the next $4 billion of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.62% of the first $250 million, plus 0.605% of the next $250 million, plus 0.59% of the next $500 million, plus 0.575% of the next $1.5 billion, plus 0.56% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.53% of the next $2.5 billion, plus 0.515% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.50%, 2.15%, 2.15%, 1.65% and 1.15% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $292.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $34,433 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $493,477 for Class A, Class B, Class C and Class R shares and $7 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $217,699, $796,944, $265,274 and $35, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $44,826 in front-end sales commissions from the sale of Class A shares and $24, $8,790, $2,603 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $784,320 and $854,856, respectively.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,327 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,327.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,004 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--FUTURES CONTRACTS

On December 31, 2004, $400,000 principal amount of investment grade corporate securities were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
                                                              NUMBER OF      MONTH/         MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS    COMMITMENT        VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 2 Year Notes                                      29        Mar-05/Long    $ 6,078,219       $ 7,652
-----------------------------------------------------------------------------------------------------------------------
U. S. Treasury 5 Year Notes                                      63        Mar-05/Long      6,900,469        43,982
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                       9        Mar-05/Long      1,007,437        (5,670)
-----------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                       2        Mar-05/Long        225,000         3,834
=======================================================================================================================
                                                                                          $14,211,125       $49,798
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $  694,273    $351,965
------------------------------------------------------------------------------------
  Long-term capital gain                                       4,759,652          --
====================================================================================
Total distributions                                           $5,453,925    $351,965
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     53,848
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          22,152,211
--------------------------------------------------------------------------
Temporary book/tax differences                                     (15,060)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (305,862)
--------------------------------------------------------------------------
Shares of beneficial interest                                  154,792,290
==========================================================================
Total net assets                                              $176,677,427
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the tax recognition of unrealized gains and losses on certain future contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund utilized $3,344,634 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The fund did not have a capital loss carryforward as of December 31, 2004.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $111,987,123 and $102,680,901, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $24,552,170
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,399,959)
===============================================================================
Net unrealized appreciation of investment securities              $22,152,211
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $158,642,129.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, foreign currency transactions and paydowns on mortgage-backed securities on December 31, 2004, undistributed net investment income (loss) was increased by $199,001 and undistributed net realized gain (loss) decreased by $555,344 and shares of beneficial interest was increased by 356,343. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                        2004                         2003
                                                              -------------------------    -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,841,128    $21,407,747     2,121,267    $21,472,774
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,136,603     24,825,439     3,415,758     34,619,858
--------------------------------------------------------------------------------------------------------------------
  Class C                                                        849,151      9,883,030     1,191,376     12,127,632
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       1,570         18,300            --             --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                             861         10,000            --             --
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        192,162      2,246,590        23,304        235,426
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        184,791      2,174,085         7,181         68,294
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         62,525        731,457         2,103         20,060
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          29            348            --             --
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                              34            394            --             --
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        547,870      6,394,392       298,876      3,122,514
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (548,916)    (6,394,392)     (299,162)    (3,122,514)
====================================================================================================================
Reacquired:
  Class A                                                     (1,432,534)   (16,656,059)   (1,204,717)   (11,950,932)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,661,318)   (19,224,292)   (1,513,543)   (15,068,036)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (727,975)    (8,461,331)     (698,766)    (6,965,135)
--------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                          (1)           (10)           --             --
====================================================================================================================
                                                               1,445,980    $16,955,698     3,343,677    $34,559,941
____________________________________________________________________________________________________________________
====================================================================================================================

(a)Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.50       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.08          0.05       0.11(a)         0.03(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.71          2.05      (1.28)           0.76
====================================================================================================================
    Total from investment operations                             0.79          2.10      (1.17)           0.79
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.10)        (0.06)     (0.12)          (0.04)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.43)        (0.06)     (0.12)          (0.04)
====================================================================================================================
Net asset value, end of period                                $ 11.86       $ 11.50    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.89%        22.35%    (10.97)%          7.94%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,951       $53,675    $32,414         $10,753
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.47%(c)      1.50%      1.48%           1.43%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.49%(c)      1.57%      1.67%           2.89%(d)
====================================================================================================================
Ratio of net investment income to average net assets             0.73%(c)      0.46%      1.15%           1.16%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $62,199,733.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.69          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.70          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.84       $ 11.49    $  9.46         $ 10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.12%        21.64%    (11.56)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,968       $76,304    $47,597         $16,067
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $79,694,417.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                                                  SEPTEMBER 28, 2001
                                                                                                   (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,           COMMENCED) TO
                                                              --------------------------------       DECEMBER 31,
                                                               2004          2003       2002             2001
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.49       $  9.46    $ 10.75          $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.01         (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.70          2.06      (1.29)           0.77
====================================================================================================================
    Total from investment operations                             0.71          2.04      (1.24)           0.78
====================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.02)        (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.33)           --         --              --
====================================================================================================================
    Total distributions                                         (0.35)        (0.01)     (0.05)          (0.03)
====================================================================================================================
Net asset value, end of period                                $ 11.85       $ 11.49    $  9.46          $10.75
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.21%        21.64%    (11.57)%          7.76%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,729       $24,790    $15,727          $5,168
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.12%(c)      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.32%           3.54%(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets      0.08%(c)     (0.19)%     0.50%           0.52%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                                         64%           51%        42%              7%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $26,527,387.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.61
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                               0.05(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              0.60
==============================================================================
    Total from investment operations                                  0.65
==============================================================================
Less distributions:
  Dividends from net investment income                               (0.06)
------------------------------------------------------------------------------
  Distributions from net realized gains                              (0.33)
==============================================================================
    Total distributions                                              (0.39)
==============================================================================
Net asset value, end of period                                      $11.87
______________________________________________________________________________
==============================================================================
Total return(b)                                                       5.68%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   19
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.62%(c)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.64%(c)
==============================================================================
Ratio of net investment income to average net assets                  0.58%(c)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(d)                                              64%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $10,434.
(d)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 30, 2004
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $11.61
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.10(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.61
===================================================================================
    Total from investment operations                                    0.71
===================================================================================
Less distributions:
  Dividends from net investment income                                 (0.13)
-----------------------------------------------------------------------------------
  Distributions from net realized gains                                (0.33)
===================================================================================
    Total distributions                                                (0.46)
===================================================================================
Net asset value, end of period                                        $11.86
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         6.15%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $   11
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.93%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.95%(c)
===================================================================================
Ratio of net investment income to average net assets                    1.27%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(d)                                                64%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $10,030.
(d)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages;

rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Basic Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                   Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                       Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services     General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA   None
   Trustee                                            of the USA
----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper     None
   Trustee
----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                   None
   Trustee
----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development     None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                   None
   Trustee
----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management   N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,          N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director, Chief Fixed Income     N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Director of Money   N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M  N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Director of Cash Management, Managing     N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M           N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 100% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $5,115,996 for the Fund's tax year ended December 31, 2004.
For the tax year ended December 31, 2004, the Fund designated 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)
Of the ordinary dividends paid, 8.52% was derived from U.S. Treasury
Obligations.

      DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                    FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier U.S. Government Money
AIM Dynamics Fund(1)                         AIM Trimark Fund                             Portfolio(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                                                            TAX-FREE
AIM Large Cap Growth Fund                               SECTOR EQUITY
AIM Libra Fund                                                                            AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Global Health Care Fund
AIM Opportunities I Fund                     AIM Gold & Precious Metals Fund(1)
AIM Opportunities II Fund                    AIM Health Sciences Fund(1)                       AIM ALLOCATION SOLUTIONS
AIM Opportunities III Fund                   AIM Leisure Fund(1)
AIM Premier Equity Fund                      AIM Multi-Sector Fund(1)                     AIM Aggressive Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Real Estate Fund                         AIM Conservative Allocation Fund
AIM Select Equity Fund                       AIM Technology Fund(1)                       AIM Moderate Allocation Fund
AIM Small Cap Equity Fund(3)                 AIM Utilities Fund(1)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             ======================================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
AIM Trimark Endeavor Fund                    THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
AIM Trimark Small Companies Fund             ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          ======================================================================================

*  Domestic equity and income fund


(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

   If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                   BBA-AR-1        A I M Distributors, Inc.


                        YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management             --Registered Trademark--
                               Plans    Accounts

                                                 AIM EUROPEAN SMALL COMPANY FUND
                               Annual Report to Shareholders o December 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark-

====================================================================================================================================
AIM EUROPEAN SMALL COMPANY FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o Effective 9/30/03, Class B shares are      o The unmanaged MSCI Europe, Australasia     o The returns shown in the Management's
not available as an investment for           and the Far East Index (the MSCI             Discussion of Fund Performance are based
retirement plans maintained pursuant to      EAFE--Registered Trademark--) is a group     on net asset values calculated for
Section 401 of the Internal Revenue          of foreign securities tracked by Morgan      shareholder transactions. Generally
Code, including 401(k) plans, money          Stanley Capital International.               accepted accounting principles require
purchase pension plans and profit                                                         adjustments to be made to the net assets
sharing plans. Plans that have existing      o The unmanaged MSCI Europe Small Cap        of the fund at period end for financial
accounts invested in Class B shares will     Index is a price-only index that is          reporting purposes, and as such, the net
continue to be allowed to make               comprised of a group of small-cap            asset values for shareholder
additional purchases.                        European securities tracked by Morgan        transactions and the returns based on
                                             Stanley Capital International.               those net asset values may differ from
PRINCIPAL RISKS OF INVESTING IN THE                                                       the net asset values and returns
FUND                                         o The unmanaged Lipper European Fund         reported in the Financial Highlights.
                                             Index represents an average of the 30
o International investing presents           largest European Equity funds tracked by     o Industry classifications used in this
certain risks not associated with            Lipper, Inc., an independent mutual fund     report are generally according to the
investing solely in the United States.       performance monitor.                         Global Industry Classification Standard,
These include risks relating to                                                           which was developed by and is the
fluctuations in the value of the U.S.        o The unmanaged Lehman U.S. Aggregate        exclusive property and a service mark of
dollar relative to the values of other       Bond Index, which represents the U.S.        Morgan Stanley Capital International
currencies, the custody arrangements         investment-grade fixed-rate bond market      Inc. and Standard & Poor's.
made for the fund's foreign holdings,        (including government and corporate
differences in accounting, political         securities, mortgage pass-through            The fund files its complete schedule of
risks and the lesser degree of public        securities and asset-backed securities),     portfolio holdings with the Securities
information required to be provided by       is compiled by Lehman Brothers, a global     and Exchange Commission ("SEC") for the
non-U.S. companies.                          investment bank.                             1st and 3rd quarters of each fiscal year
                                                                                          on Form N-Q. The fund's Form N-Q filings
o Investing in emerging markets involves     o The unmanaged Standard & Poor's            are available on the SEC's Web site at
greater risk and potential reward than       Composite Index of 500 Stocks (the S&P       http://www.sec.gov. Copies of the fund's
investing in more established markets.       500--Registered Trademark-- Index) is an     Forms N-Q may be reviewed and copied at
                                             index of common stocks frequently used       the SEC's Public Reference Room at 450
o Investing in a single-sector or            as a general measure of U.S. stock           Fifth Street, N.W., Washington, D.C.
single-region mutual fund involves           market performance.                          20549-0102. You can obtain information
greater risk and potential reward than                                                    on the operation of the Public Reference
investing in a more diversified fund.        o The unmanaged MSCI Europe Index is a       Room, including information about
                                             group of European securities tracked by      duplicating fee charges, by calling
o Investing in small and mid-size            Morgan Stanley Capital International.        1-202-942-8090 or by electronic request
companies involves risks not associated                                                   at the following E-mail address:
with investing in more established           o A direct investment cannot be made in      publicinfo@sec.gov. The SEC file numbers
companies, including business risk,          an index. Unless otherwise indicated,        for the fund are 811-1540 and 2-27334.
significant stock price fluctuations and     index results include reinvested             The fund's most recent portfolio
illiquidity.                                 dividends, and they do not reflect sales     holdings, as filed on Form N-Q, are also
                                             charges. Performance of an index of          available at AIMinvestments.com.
o The fund may invest up to 35% of its       funds reflects fund expenses;
total assets in securities of companies      performance of a market index does not.      A description of the policies and
located in developing countries and up                                                    procedures that the fund uses to
to 20% of its total assets in                o The fund is not managed to track the       determine how to vote proxies relating
non-European companies.                      performance of any particular index,         to portfolio securities is available
                                             including the indexes defined here, and      without charge, upon request, from our
o The fund may participate in the            consequently, the performance of the         Client Services department at
initial public offering (IPO) market in      fund may deviate significantly from the      800-959-4246 or on the AIM Web site,
some market cycles. Because of the           performance of the indexes.                  AIMinvestments.com. On the home page,
fund's small asset base, any investment                                                   scroll down and click on AIM Funds Proxy
the fund may make in IPOs may                                                             Policy. The information is also
significantly affect the fund's total                                                     available on the Securities and Exchange
return. As the fund's assets grow, the                                                    Commission's Web site, sec.gov.
impact of IPO investments will decline,
which may reduce the effect of IPO                                                        Information regarding how the fund voted
investments on the fund's total return.                                                   proxies related to its portfolio
                                                                                          securities during the 12 months ended
                                                                                          6/30/04 is available at our Web site. Go
                                                                                          to AIMinvestments.com, access the About
                                                                                          Us tab, click on Required Notices and
                                                                                          then click on Proxy Voting Activity.
                                                                                          Next, select your fund from the
                                                                                          drop-down menu.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE
===================================================

AIMinvestments.com

AIM EUROPEAN SMALL COMPANY FUND

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

                    It is our pleasure to introduce you to Bruce Crockett, the
[PHOTO OF           new Chairman of the Board of Trustees of the AIM Funds. Bob
ROBERT H.           Graham has served as Chairman of the Board of Trustees of
GRAHAM]             the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
ROBERT H. GRAHAM    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
                    trustee who is not an officer of the fund's investment
[PHOTO OF           advisor, serve as chairman of the funds' Board. In
MARK H.             addition, a similar provision was included in the terms of
WILIAMSON]          AIM Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
MARK H. WILLIAMSON  Crockett, one of the 14 independent trustees on the AIM
                    Funds' Board, as Chairman. His appointment became effective on October 4, 2004. Mr. Graham will remain on the funds'
[PHOTO OF           Board, as will Mark Williamson, President and Chief
BRUCE L.            Executive Officer of AIM. Mr. Graham will also remain
CROCKETT]           Chairman of AIM Investments--Registered Trademark--.

BRUCE L. CROCKETT      Mr. Crockett has been a member of the AIM Funds' Board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of
                    those funds since 1978. Mr. Crockett has more than 30 years of experience in finance and general management and has
                    been Chairman of Crockett Technologies Associates since
                    1996. He is the first independent chairman of the funds'
                    Board in AIM's history, as he is not affiliated with AIM or
                    AMVESCAP in any way. He is committed to ensuring that the
                    AIM Funds adhere to the highest standards of corporate
                    governance for the benefit of fund shareholders, and we at
                    AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P
                    500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone. For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S.
                    Aggregate Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year. Overseas markets followed a similar pattern, with quite robust double-digit performance across the board, most of it produced during the second half of the year.

                       All in all, 2004 was a good year for American investors,
                    with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                       o U.S. gross domestic product (GDP) rose each quarter during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at 3.5%, above the post-World War II average of 3.4%.

                       o The Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during December and remained in very strong territory.

                       o Thomson First Call, which tracks corporate earnings and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                       Of course, none of this can guarantee that 2005 will be
                    another good year. Over the short term, the only sure thing about the investment markets is their unpredictability.
                    Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                    YOUR FUND

                    The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often.
                    Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM is committed to building solutions for
                    your investment goals, and we thank you for your participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                      /s/ MARK H. WILLIAMSON

                    Robert H. Graham                          Mark H. Williamson
                    Chairman, AIM Investments                 CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds      Trustee, AIM Funds

                    January 28, 2005

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.


AIM EUROPEAN SMALL COMPANY FUND

MANAGEMENT'S DISCUSSION OF FUND                                                           European markets produced some of the
PERFORMANCE                                                                               best regional returns over the period.
                                                                                          In fact, of the 16 countries that
It was another banner year for European      and purchase attractive stocks that are      comprise the MSCI Europe Index, all
markets. For the second consecutive          not followed by many analysts gave the       posted positive returns on a
year, European markets produced              fund a competitive edge.                     dollar-denominated basis.
double-digit gains. In addition, 2004
proved to be the third year in a row         HOW WE INVEST                                   Foreign exchange was one factor that
that international markets outperformed                                                   helped boost dollar-denominated European
their U.S. counterparts.                     Our investment strategy is based on the      returns. During the year, the euro,
                                             principle that strong earnings can drive     which debuted in 1999, recorded an
                                             stock prices. Therefore, we look for         all-time high (compared to the U.S.
========================================     certain attributes in companies when         dollar). Meanwhile, the British pound
FUND VS. INDEXES                             selecting stocks for the fund. We focus      and Swiss franc also appreciated
                                             on European small-cap companies with         considerably compared to the dollar. As
TOTAL RETURNS, 12/31/03-12/31/04,            accelerating earnings and revenues,          mentioned earlier, we do not hedge
EXCLUDING APPLICABLE SALES CHARGES. IF       strong cash flow generation and high         currencies; therefore, strong foreign
SALES CHARGES WERE INCLUDED, RETURNS         return on invested capital which are         currency appreciation proved very
WOULD BE LOWER.                              also reasonably priced. Conversely, we       favorable for the fund and was a factor
                                             might sell a position if a company's         in boosting returns.
Class A Shares                    43.67%     earnings outlook deteriorates.
                                                                                             In 2004, European market performance
Class B Shares                    42.67         We select investments on a                was driven primarily by small- and
                                             stock-by-stock basis. This means we          mid-cap stocks. European small-cap
Class C Shares                    42.75      follow a bottom-up investment approach,      stocks outperformed European large-cap
                                             focusing on individual stocks, not           stocks by more than 1,000 basis points
MSCI EAFE Index                              sector or country trends. Another            (10%) during the fiscal year. Despite
(Broad Market Index)              20.25      important component of our investment        the outperformance, European small-caps
                                             strategy is that we do not hedge             still trade at a discount, albeit
MSCI Europe Small Cap Index                  currencies. We believe foreign currency      slight, to their large-cap peers. These
(Style-specific Index)            29.77      exposure increases the diversification       discounted valuation levels for European
                                             benefit of international investing.          small-caps made them a good fit for our
Lipper European Fund Index                                                                investment philosophy as we look for
(Peer Group Index)                22.09      MARKET CONDITIONS AND YOUR FUND              reasonably priced stocks.

Source: Lipper, Inc.                         During the fiscal year, foreign markets         In addition to relatively low
========================================     outperformed U.S. markets by                 valuations, the number of European
                                             approximately a two-to-one margin.           small-cap stocks followed by analysts
   As the table above illustrates, the       Within that framework,                       has decreased. This creates more
fund outperformed all of its benchmarks                                                   opportunities for the fund as we are
for the year. We attribute the fund's                                                     willing to go off the beaten path to
higher return to several factors: sector                                                  find attractive, undiscovered companies.
exposure, the strong performance of                                                       To illustrate this,
European small-cap stocks (the MSCI EAFE
Index is comprised of stocks from many
different regions and is primarily
large-cap), and sound stock selection.
In addition, our willingness and ability
to identify

====================================================================================================================================

PORTFOLIO COMPOSITION                                            TOP 10 EQUITY HOLDINGS*
By sector
                                                                  1. EVS Broadcast Equipment S.A. (Belgium)               2.8%
 1. Consumer Discretionary                             29.6%
                                                                  2. Amazys Holding A.G. (Switzerland)                    2.4
 2. Industrials                                        26.2
                                                                  3. Sportingbet PLC (United Kingdom)                     2.3
 3. Information Technology                             11.4
                                                                  4. Aalberts Industries N.V. (Netherlands)               1.7
 4. Financials                                          9.6
                                                                  5. Techem A.G. (Germany)                                1.6
 5. Materials                                           5.3
                                                                  6. Andritz A.G. (Austria)                               1.6
 6. Consumer Staples                                    2.7
                                                                  7. Bijou Brigitte Modische Accessoires A.G. (Germany)   1.6
 7. Energy                                              2.5
                                                                  8. Aktiv Kapital A.S.A. (Norway)                        1.5
 8. Health Care                                         0.8
                                                                  9. Rheinmetall A.G.-Pfd. (Germany)                      1.5
 9. Telecommunication Services                          0.7
                                                                 10. Eiffage S.A. (France)                                1.5
10. Utilities                                           0.5

Money Market Funds Plus Other Assets Less Liabilities  10.7

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.


* Excluding money market fund holdings.
====================================================================================================================================


consider Sportingbet, a British online       suffered losses in its gas business by       The views and opinions expressed in
gaming company. When we bought the           entering the market at the wrong             Management's Discussion of Fund
stock, it was covered by just one            time--when gas prices were rising. We        Performance are those of A I M Advisors,
analyst. Recently Sportingbet purchased      lost conviction in the stock and sold        Inc. These views and opinions are
Paradise Poker, an online poker company,     the position.                                subject to change at any time based on
for six times earnings, a valuation that                                                  factors such as market and economic
we considered attractive. Sportingbet           On a sector basis, our considerable       conditions. These views and opinions may
has proven to be a cash generative           weightings in the industrials,               not be relied upon as investment advice
company that continues to deliver strong     financials, information technology and       or recommendations, or as an offer for a
results--attributes we look for in a         consumer discretionary sectors helped us     particular security. The information is
stock. In 2004, Sportingbet's stock more     outperform our style-specific benchmark      not a complete analysis of every aspect
than doubled.                                as returns for the fund in each of these     of any market, country, industry,
                                             sectors was decidedly higher than for        security or the Fund. Statements of fact
   Another relatively undiscovered           the index. Our greatest exposure was to      are from sources considered reliable,
company at the time we purchased it was      the consumer discretionary sector.           but A I M Advisors, Inc. makes no
Bijou Brigitte Modische Accessoires, a       Stocks in this group often have              representation or warranty as to their
German costume jewelry retailer. We          attractive valuations, good growth           completeness or accuracy. Although
purchased the stock in early 2003 when       prospects and high cash flow--exactly        historical performance is no guarantee
it had no analyst coverage. The company      the type of attributes we look for when      of future results, these insights may
has benefited from strong growth and has     selecting stocks for the portfolio.          help you understand our investment
continued to open stores outside of                                                       management philosophy.
Germany. Bijou Brigitte also illustrates     IN CLOSING
our bottom-up investment philosophy                                                             See important fund and index
which focuses on individual stocks, not      Despite another year of outperformance,          disclosures inside front cover.
countries. Despite Germany's troubled        European small-cap stocks continued to
economy we still find good opportunities     trade at a discount to both the U.S.                         JASON T. HOLZER,
there. The success of Bijou Brigitte, a      market and their European large-cap                          Chartered Financial
stock that has more than tripled since       peers on both a price-to-earnings and            [HOLZER     Analyst, senior
we purchased it, is evidence that our        price-to-cash-flow valuation basis.               PHOTO]     portfolio manager, is
bottom-up strategy can be effective.         Another attractive aspect of European                        lead manager of AIM
                                             securities is that they generally offer                      European Small Company
   An important factor in the fund's         higher dividend yields than U.S. stocks.     Fund. Mr. Holzer joined AIM in 1996. He
success in 2004 was simply the avoidance     We are pleased to report another strong      received a B.A. in quantitative
of poor-performing stocks. Our five          year for foreign markets and to have         economics and an M.S. in
worst performing stocks held relatively      provided shareholders with excellent         engineering-economic systems from
low weights in the portfolio so              absolute and relative returns for the        Stanford University.
therefore they did not detract much from     fiscal year.
fund returns. Telecom Plus, however,                                                                      BORGE ENDRESEN,
proved a drag on fund performance. An                                                                     Chartered Financial
alternative utilities provider, Telecom                                                      [ENDRESEN    Analyst, portfolio
Plus                                                                                           PHOTO]     manager, is manager of
                                                                                                          AIM European Small
                                                                                                          Company Fund. He joined
                                                                                          AIM in 1999 and graduated summa cum
                                                                                          laude from the University of Oregon with
                                                                                          a B.S. in finance. He also earned an
                                                                                          M.B.A. from The University of Texas at
                                                                                          Austin.

                                                                                          Assisted by Europe/Canada Team


========================================     ========================================

TOP 10 COUNTRIES*                            TOTAL NET ASSETS          $215.5 MILLION

 1. United Kingdom                  20.2%    TOTAL NUMBER OF HOLDINGS*            111

 2. France                          11.8     ========================================

 3. Netherlands                     10.8

 4. Germany                         10.4

 5. Switzerland                      7.2

 6. Norway                           6.7

 7. Belgium                          4.4

 8. Italy                            3.7

 9. Ireland                          3.3

10. Greece                           2.5

=========================================                                                           [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN TO PAGE 5.

AIM EUROPEAN SMALL COMPANY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this          account balance or expenses you paid for
                                             table, together with the amount you          the period. You may use this information
As a shareholder of the fund, you incur      invested, to estimate the expenses that      to compare the ongoing costs of
two types of costs: (1) transaction          you paid over the period. Simply divide      investing in the fund and other funds.
costs, which may include sales charges       your account value by $1,000 (for            To do so, compare this 5% hypothetical
(loads) on purchase payments; contingent     example, an $8,600 account value divided     example with the 5% hypothetical
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the          examples that appear in the shareholder
and redemption fees, if any; and (2)         result by the number in the table under      reports of the other funds.
ongoing costs, including management          the heading entitled "Actual Expenses
fees; distribution and/or service fees       Paid During Period" to estimate the           Please note that the expenses shown in
(12b-1); and other fund expenses. This       expenses you paid on your account during     the table are meant to highlight your
example is intended to help you              this period.                                 ongoing costs only and do not reflect
understand your ongoing costs (in                                                         any transactional costs, such as sales
dollars) of investing in the fund and to     HYPOTHETICAL EXAMPLE FOR COMPARISON          charges (loads) on purchase payments,
compare these costs with ongoing costs       PURPOSES                                     contingent deferred sales charges on
of investing in other mutual funds. The                                                   redemptions, and redemption fees, if
example is based on an investment of         The table below also provides                any. Therefore, the hypothetical
$1,000 invested at the beginning of the      information about hypothetical account       information is useful in comparing
period and held for the entire period,       values and hypothetical expenses based       ongoing costs only, and will not help
July 1, 2004-December 31, 2004.              on the fund's actual expense ratio and       you determine the relative total costs
                                             an assumed rate of return of 5% per year     of owning different funds. In addition,
ACTUAL EXPENSES                              before expenses, which is not the fund's     if these transactional costs were
                                             actual return. The hypothetical account      included, your costs would have been
The table below provides information         values and expenses may not be used to       higher.
about actual account values and actual       estimate your actual ending
expenses.


====================================================================================================================================

                                             ACTUAL                                             HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)


            BEGINNING ACCOUNT       ENDING ACCOUNT            EXPENSES             ENDING ACCOUNT              EXPENSES
SHARE            VALUE                   VALUE               PAID DURING               VALUE                  PAID DURING
CLASS           (7/1/04)             (12/31/04)(1)            PERIOD(2)              (12/31/04)                PERIOD(2)
  A             $1,000.00              $1,265.60               $11.39                $1,015.08                  $10.13
  B              1,000.00               1,260.60                15.06                 1,011.81                   13.40
  C              1,000.00               1,262.30                15.07                 1,011.81                   13.40

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a of 5% before expenses. hypothetical annual return The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 26.55%, 26.06%, and 26.23% for Classes A, B, and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (2.00%, 2.65%, and 2.65% for Classes A, B, and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON      For More Information Visit
                                                                                          IMAGE]           AIMinvestments.com

AIM EUROPEAN SMALL COMPANY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   8/31/00-12/31/04

   Your fund's total return includes                                            [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                      AIM EUROPEAN    AIM EUROPEAN    AIM EUROPEAN
management fees. Results for Class B                      SMALL           SMALL           SMALL               MSCI EUROPE   LIPPER
shares are calculated as if a                         COMPANY FUND    COMPANY FUND    COMPANY FUND  MSCI EAFE  SMALL CAP   EUROPEAN
hypothetical shareholder had liquidated      DATE    CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   INDEX      INDEX    FUND INDEX
HIS entire investment in the fund at the
close of the reporting period and paid       8/31/00    $ 9450          $10000          $10000        $10000     $10000    $10000
the applicable contingent deferred sales        9/00      9223            9760            9760          9513       9718      9484
charges. Index results include                 10/00      8722            9230            9220          9288       9233      9196
reinvested dividends, but they do not          11/00      8118            8580            8570          8940       9020      8704
reflect sales charges. Performance of an       12/00      8710            9212            9202          9258       9529      9357
index of funds reflects fund expenses           1/01      8890            9392            9392          9253      10031      9328
and management fees; performance of a           2/01      8149            8600            8600          8559       9635      8542
market index does not. Performance shown        3/01      7048            7435            7435          7989       8738      7792
in the chart does not reflect deduction         4/01      7332            7726            7726          8544       9228      8308
of taxes a shareholder would pay on fund        5/01      7209            7595            7595          8242       9154      7988
distributions or sale of fund shares.           6/01      6877            7244            7244          7905       8704      7662
Performance of the indexes does not             7/01      6753            7104            7104          7761       8551      7585
reflect the effects of taxes.                   8/01      6839            7194            7194          7565       8612      7390
                                                9/01      5851            6141            6141          6799       7153      6561
                                               10/01      6336            6652            6652          6973       7597      6791
                                               11/01      6611            6933            6933          7230       8210      7085
                                               12/01      6830            7174            7164          7273       8342      7236
                                                1/02      6820            7154            7154          6886       8188      6918
                                                2/02      7001            7334            7324          6935       8214      6923
                                                3/02      7323            7675            7666          7343       8739      7270
                                                4/02      7675            8036            8037          7358       8973      7250
                                                5/02      7855            8217            8217          7451       9007      7254
                                                6/02      7903            8267            8268          7155       8676      7060
                                                7/02      7257            7585            7576          6448       7733      6323
                                                8/02      7276            7605            7595          6434       7605      6280
                                                9/02      6573            6863            6852          5743       6764      5502
                                               10/02      6782            7073            7073          6051       7033      5924
                                               11/02      7019            7325            7314          6326       7335      6204
                                               12/02      7000            7295            7294          6113       7145      5975
                                                1/03      6820            7104            7104          5858       6914      5714
                                                2/03      6687            6964            6963          5724       6635      5496
                                                3/03      6858            7134            7133          5611       6592      5429
                                                4/03      7466            7766            7765          6161       7484      6111
                                                5/03      8206            8529            8518          6535       8280      6561
                                                6/03      8349            8679            8669          6693       8438      6614
                                                7/03      8738            9070            9060          6855       8799      6740
                                                8/03      8947            9281            9281          7020       9101      6791
                                                9/03      9659           10023           10013          7236       9510      6943
                                               10/03     10380           10766           10755          7687      10287      7382
                                               11/03     10808           11198           11196          7858      10671      7707
                                               12/03     11477           11880           11878          8472      11231      8254
                                                1/04     12286           12712           12710          8592      11916      8495
                                                2/04     12858           13295           13292          8790      12449      8759
                                                3/04     12544           12964           12961          8840      12101      8477
                                                4/04     12411           12824           12822          8640      11794      8342
                                                5/04     12582           12984           12982          8658      11760      8428
                                                6/04     13030           13446           13434          8859      12144      8591
                                                7/04     12639           13035           13032          8571      11616      8290
                                                8/04     12858           13255           13252          8609      11578      8313
                                                9/04     13506           13907           13904          8834      12120      8678
                                               10/04     14211           14629           14626          9136      12607      8985
                                               11/04     15535           15984           15980          9760      13873      9630
                                               12/04    $16492          $16749          $16959        $10188     $14574    $10077
                                                                                                                Source: Lipper, Inc.

                                             ========================================        Class A share performance reflects
                                             AVERAGE ANNUAL TOTAL RETURNS                 the maximum 5.50% sales charge, and
                                                                                          Class B and Class C share performance
                                             As of 12/31/04, including applicable         reflects the applicable contingent
                                             sales charges                                deferred sales charge (CDSC) for the
                                                                                          period involved. The CDSC on Class B
                                             CLASS A SHARES                               shares declines from 5% beginning at the
                                             Inception (8/31/00)               12.24%     time of purchase to 0% at the beginning
                                             1 Year                            35.78      of the seventh year. The CDSC on Class C
                                                                                          shares is 1% for the first year after
                                             CLASS B SHARES                               purchase.
                                             Inception (8/31/00)               12.64%
                                             1 Year                            37.67         The performance of the fund's share
                                                                                          classes will differ due to different
                                             CLASS C SHARES                               sales charge structures and class
                                             Inception (8/31/00)               12.96%     expenses.
                                             1 Year                            41.75
                                             ========================================        A redemption fee of 2% will be
                                                                                          imposed on certain redemptions or
                                             The performance data quoted represent        exchanges out of the fund within 30 days
                                             past performance and cannot guarantee        of purchase. Exceptions to the
                                             comparable future results; current           redemption fee are listed in the fund's
                                             performance may be lower or higher.          prospectus.
                                             Please visit AIMinvestments.com for the
                                             most recent month-end performance.              Had the advisor not waived fees
                                             Performance figures reflect reinvested       and/or reimbursed expenses, performance
                                             distributions, changes in net asset          would have been lower.
                                             value and the effect of the maximum
                                             sales charge unless otherwise stated.

                                                Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-89.30%

AUSTRIA-1.57%

Andritz A.G. (Industrial Machinery)(a)             44,460   $  3,376,725
========================================================================

BELGIUM-4.42%

EVS Broadcast Equipment S.A. (Communications
  Equipment)(a)(b)                                 55,100      6,031,952
------------------------------------------------------------------------
Option N.V. (Communications
  Equipment)(a)(b)(c)                              56,570      2,027,750
------------------------------------------------------------------------
Van De Velde N.V. (Apparel, Accessories &
  Luxury Goods)(a)                                  9,200      1,457,770
========================================================================
                                                               9,517,472
========================================================================

BERMUDA-0.70%

Central European Media Enterprises Ltd.-Class
  A (Broadcasting & Cable TV)(c)                   38,570      1,503,536
========================================================================

DENMARK-0.61%

Topdanmark A.S. (Multi-Line Insurance)(a)(c)       16,760      1,319,484
========================================================================

FINLAND-1.20%

Marimekko Oyj (Apparel, Accessories & Luxury
  Goods)(a)                                        65,600      1,304,141
------------------------------------------------------------------------
Nokian Renkaat Oyj (Tires & Rubber)(a)              8,500      1,284,644
========================================================================
                                                               2,588,785
========================================================================

FRANCE-11.82%

Alten (IT Consulting & Other Services)(a)(c)       79,696      1,769,884
------------------------------------------------------------------------
Beneteau (Leisure Products)(a)                     27,530      2,325,803
------------------------------------------------------------------------
Camaieu (Apparel Retail)(a)                        12,227      1,213,948
------------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)
  (Acquired 03/03/04-12/28/04; Cost
  $2,500,405)(a)(d)                                27,680      3,198,401
------------------------------------------------------------------------
Elior (Restaurants)(a)                            206,700      2,350,114
------------------------------------------------------------------------
Eramet SLN (Diversified Metals & Mining)            9,300        835,143
------------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)(a)                                    35,050      2,414,310
------------------------------------------------------------------------
Imerys S.A. (Construction Materials)(a)            10,660        892,706
------------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)               29,800      2,311,840
------------------------------------------------------------------------
Norbert Dentressangle (Air Freight &
  Logistics)                                       15,240        843,461
------------------------------------------------------------------------
SMOBY S.A. (Leisure Products)                       7,200        781,344
------------------------------------------------------------------------
Spir Communication (Publishing)(b)                 11,680      2,286,278
------------------------------------------------------------------------
TRIGANO (Leisure Products)(a)                      27,400      2,262,714
------------------------------------------------------------------------
U10 (Home Furnishings)                             27,900      1,979,364
========================================================================
                                                              25,465,310
========================================================================

GERMANY-10.39%

Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)(a)         25,390      3,362,755
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
GERMANY-(CONTINUED)

CENTROTEC Sustainable A.G. (Commodity
  Chemicals)(c)                                   106,100   $  3,054,081
------------------------------------------------------------------------
CTS Eventim A.G. (Movies &
  Entertainment)(a)(c)                             78,700      1,900,543
------------------------------------------------------------------------
DIS Deutscher Industrie Service A.G.
  (Employment Services)(c)                         34,110      1,337,209
------------------------------------------------------------------------
Gfk A.G. (Diversified Commercial Services)(a)      18,324        714,127
------------------------------------------------------------------------
Grenkeleasing A.G. (Specialized Finance)(a)        41,710      1,985,541
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 07/26/01-08/02/01; Cost
  $115,336)(a)(c)(d)                                6,670      1,832,097
------------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)(a)                                62,360      3,251,085
------------------------------------------------------------------------
Techem A.G. (Diversified Commercial
  Services)(c)                                     97,794      3,548,590
------------------------------------------------------------------------
Telegate A.G. (Diversified Commercial
  Services)(a)(c)                                  75,130      1,407,030
========================================================================
                                                              22,393,058
========================================================================

GREECE-2.53%

Athens Stock Exchange S.A. (Specialized
  Finance)(a)(c)                                   88,362        910,399
------------------------------------------------------------------------
Germanos S.A. (Computer & Electronics
  Retail)(a)                                       21,300        629,347
------------------------------------------------------------------------
Jumbo S.A. (Leisure Products)(a)                  260,000      2,016,078
------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)(a)                                    64,500      1,907,275
========================================================================
                                                               5,463,099
========================================================================

IRELAND-3.34%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                        79,040      1,916,787
------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)              75,130      1,260,909
------------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(c)(e)                             125,990      1,367,243
------------------------------------------------------------------------
Paddy Power PLC (Casinos & Gaming)(a)              93,500      1,373,854
------------------------------------------------------------------------
Qualceram Shires PLC (Home Furnishings)           241,567        448,929
------------------------------------------------------------------------
Trintech Group PLC-ADR (Internet Software &
  Services)(c)                                    142,200        826,182
========================================================================
                                                               7,193,904
========================================================================

ITALY-3.69%

Cementir S.p.A. (Construction Materials)          397,600      2,098,050
------------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vintners)(a)                                     24,800      1,595,205
------------------------------------------------------------------------
Lottomatica S.p.A. (Casinos & Gaming)(a)           56,800      2,071,584
------------------------------------------------------------------------
Marzotto S.p.A. (Apparel, Accessories &
  Luxury Goods)(a)                                112,000      2,192,117
========================================================================
                                                               7,956,956
========================================================================

LUXEMBOURG-0.42%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(c)                                           22,550        907,186
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

NETHERLANDS-10.77%

Aalberts Industries N.V. (Industrial
  Conglomerates)(a)                                75,034   $  3,624,065
------------------------------------------------------------------------
Accell Group N.V. (Leisure Products)              120,375      2,563,632
------------------------------------------------------------------------
Airspray N.V. (Metal & Glass Containers)(a)        19,800        505,813
------------------------------------------------------------------------
Axalto Holding N.V. (Computer Storage &
  Peripherals)(b)(c)                               49,700      1,291,056
------------------------------------------------------------------------
Beter Bed Holding N.V. (Specialty Stores)          88,250      1,704,686
------------------------------------------------------------------------
Brunel International N.V. (Employment
  Services)(a)                                    169,700      2,061,936
------------------------------------------------------------------------
Eriks Group N.V.-Dutch Ctfs. (Trading
  Companies & Distributors)(a)                     30,700      1,766,370
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)(a)                                  62,800      3,146,482
------------------------------------------------------------------------
OPG Groep N.V.-Dutch Ctfs. (Health Care
  Distributors)(a)                                 18,630      1,083,141
------------------------------------------------------------------------
Randstad Holding N.V. (Employment
  Services)(a)                                     13,800        540,957
------------------------------------------------------------------------
Roto Smeets de Boer N.V. (Commercial
  Printing)                                        21,300      1,002,603
------------------------------------------------------------------------
Stork N.V. (Industrial Machinery)(a)               58,330      2,002,261
------------------------------------------------------------------------
Univar N.V. (Trading Companies &
  Distributors)(a)                                 70,300      1,929,354
========================================================================
                                                              23,222,356
========================================================================

NORWAY-6.73%

Aktiv Kapital A.S.A. (Specialized Finance)(b)     147,495      3,281,826
------------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)(a)               26,680        578,841
------------------------------------------------------------------------
Expert A.S.A (Computer & Electronics
  Retail)(a)                                      186,640      1,768,122
------------------------------------------------------------------------
Schibsted A.S.A. (Publishing)(a)                   72,000      2,035,086
------------------------------------------------------------------------
Smedvig A.S.A.-Class A (Oil & Gas
  Drilling)(a)(b)                                 146,890      2,468,772
------------------------------------------------------------------------
SuperOffice A.S.A (Application Software)(a)       338,700      1,449,670
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)(c)                     115,040      2,928,514
========================================================================
                                                              14,510,831
========================================================================

PORTUGAL-0.72%

SonaeCom, SGPS, S.A. (Wireless
  Telecommunication Services)(a)(c)               301,900      1,553,380
========================================================================

SPAIN-2.04%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)(a)                                   122,970      1,807,272
------------------------------------------------------------------------
Enagas (Gas Utilities) (Acquired 07/20/04-
  11/30/04; Cost $846,161)(a)(d)                   71,400      1,178,625
------------------------------------------------------------------------
Gestevision Telecinco S.A. (Movies &
  Entertainment) (Acquired 06/23/04; Cost
  $332,856)(c)(d)                                  27,100        558,034
------------------------------------------------------------------------
Miquel y Costas & Miquel, S.A. (Paper
  Products)(a)                                     17,698        849,882
========================================================================
                                                               4,393,813
========================================================================

SWEDEN-0.98%

Elanders A.B.-Class B (Publishing)(a)             131,500      2,117,479
========================================================================

SWITZERLAND-7.17%

Amazys Holding A.G. (Diversified Commercial
  Services)(a)(c)                                  94,400      5,119,211
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SWITZERLAND-(CONTINUED)

Leica Geosystems A.G. (Electronic Equipment
  Manufacturers)(a)(c)                              8,900   $  2,726,235
------------------------------------------------------------------------
Mobilezone Holding A.G. (Industrial
  Machinery)(a)(c)                                622,400      2,276,715
------------------------------------------------------------------------
Quadrant A.G. (Specialty Chemicals)(a)(c)          16,700      1,362,175
------------------------------------------------------------------------
Rieter Holding A.G. (Auto Parts &
  Equipment)(a)                                     3,400        981,439
------------------------------------------------------------------------
SAIA-Burgess Electronics A.G. (Electronic
  Equipment & Manufacturers)(a)                     2,580      1,535,133
------------------------------------------------------------------------
Saurer A.G. (Industrial Machinery)(a)(c)           24,800      1,452,113
========================================================================
                                                              15,453,021
========================================================================

UNITED KINGDOM-20.20%

Admiral Group PLC (Property & Casualty
  Insurance) (Acquired 09/23/04-12/29/04;
  Cost $1,016,419)(c)(d)                          188,600      1,166,838
------------------------------------------------------------------------
Albemarle & Bond Holdings PLC (Consumer
  Finance)(a)                                     356,400        883,352
------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)(a)                                 349,530      2,110,094
------------------------------------------------------------------------
Belhaven Group PLC (The) (Brewers)(a)             165,310      1,347,499
------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                    197,680      1,391,772
------------------------------------------------------------------------
Dawson Holdings PLC (Distributors)                309,930      1,010,768
------------------------------------------------------------------------
Domino Printing Sciences PLC (Industrial
  Machinery)(a)                                   319,010      1,553,265
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)               70,820      1,076,834
------------------------------------------------------------------------
Findel PLC (Catalog Retail)(a)                    128,400      1,167,828
------------------------------------------------------------------------
Haynes Publishing Group PLC (Publishing)           29,300        208,199
------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial
  Services)                                       171,000      2,499,714
------------------------------------------------------------------------
Hornby PLC (Leisure Products)                     210,810      1,060,586
------------------------------------------------------------------------
Inchcape PLC (Distributors)                        22,670        850,232
------------------------------------------------------------------------
Intertek Group PLC (Diversified Commercial
  Services)(a)                                    130,800      1,765,513
------------------------------------------------------------------------
Johnston Press PLC (Publishing)(a)                 85,410        886,868
------------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)(a)                                      78,490        720,906
------------------------------------------------------------------------
Kier Group PLC (Construction &
  Engineering)(a)                                  93,081      1,256,687
------------------------------------------------------------------------
Lambert Howarth Group PLC (Footwear)(a)           140,850        809,118
------------------------------------------------------------------------
Mayborn Group PLC (Household Products)            215,400      1,066,116
------------------------------------------------------------------------
McBride PLC (Household Products)(a)               645,830      1,745,676
------------------------------------------------------------------------
nCipher PLC (Internet Software &
  Services)(a)(c)                                 207,500        833,676
------------------------------------------------------------------------
NDS Group PLC-ADR (Application
  Software)(b)(c)                                  57,900      1,973,174
------------------------------------------------------------------------
Punch Taverns PLC (Restaurants)(a)                102,100      1,350,797
------------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                       152,545      1,524,667
------------------------------------------------------------------------
SCi Entertainment Group PLC (Home
  Entertainment Software)(a)(c)                   370,200      1,698,566
------------------------------------------------------------------------
ScS Upholstery PLC (Specialty Stores)(a)          134,400        899,278
------------------------------------------------------------------------
Sportingbet PLC (Casinos & Gaming)(a)(c)        1,381,830      5,008,430
------------------------------------------------------------------------
T&F Informa PLC (Publishing)                      243,150      1,760,883
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Ultra Electronics Holdings PLC (Aerospace &
  Defense)(a)                                     130,000   $  1,720,564
------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)              36,020        594,267
------------------------------------------------------------------------
WS Atkins PLC (Diversified Commercial
  Services)(a)                                    117,195      1,605,122
========================================================================
                                                              43,547,289
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $142,762,050)                          192,483,684
========================================================================

MONEY MARKET FUNDS-10.91%

Liquid Assets Portfolio-Institutional
  Class(f)                                     11,751,393     11,751,393
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)    11,751,393     11,751,393
========================================================================
    Total Money Market Funds (Cost
      $23,502,786)                                            23,502,786
========================================================================
TOTAL INVESTMENTS-100.21% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $166,264,836)                215,986,470
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.11%

STIC Prime Portfolio-Institutional
  Class(f)(g)                                   6,708,522   $  6,708,522
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $6,708,522)                                        6,708,522
========================================================================
TOTAL INVESTMENTS-103.32% (Cost $172,973,358)                222,694,992
========================================================================
OTHER ASSETS LESS LIABILITIES-(3.32%)                         (7,157,296)
========================================================================
NET ASSETS-100.00%                                          $215,537,696
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Ctfs.  - Certificates
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $145,158,034, which represented 65.18% of the Fund's Total Investments. See
    Note 1A.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Non-income producing security.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $7,933,995, which represented 3.68% of the Fund's Net Assets. Unless otherwise indicated these securities are not considered to be illiquid.
(e) Each unit represents one ordinary share, one ordinary C share and nine ordinary A shares.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $142,762,050)*                               $192,483,684
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $30,211,308)                             30,211,308
===========================================================
    Total investments (cost $172,973,358)       222,694,992
===========================================================
Foreign currencies, at market value (cost
  $823,450)                                         814,315
-----------------------------------------------------------
Receivables for:
  Investments sold                                   86,870
-----------------------------------------------------------
  Fund shares sold                                3,159,770
-----------------------------------------------------------
  Dividends                                         236,703
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               22,138
-----------------------------------------------------------
Other assets                                         20,354
===========================================================
    Total assets                                227,035,142
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,223,600
-----------------------------------------------------------
  Fund shares reacquired                            368,660
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 23,336
-----------------------------------------------------------
  Collateral upon return of securities loaned     6,708,522
-----------------------------------------------------------
Accrued distribution fees                            83,447
-----------------------------------------------------------
Accrued transfer agent fees                          20,242
-----------------------------------------------------------
Accrued operating expenses                           69,639
===========================================================
    Total liabilities                            11,497,446
===========================================================
Net assets applicable to shares outstanding    $215,537,696
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $165,713,286
-----------------------------------------------------------
Undistributed net investment income (loss)         (236,487)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                        327,868
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              49,733,029
===========================================================
                                               $215,537,696
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $161,014,083
___________________________________________________________
===========================================================
Class B                                        $ 26,540,253
___________________________________________________________
===========================================================
Class C                                        $ 27,983,360
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           9,505,585
___________________________________________________________
===========================================================
Class B                                           1,606,100
___________________________________________________________
===========================================================
Class C                                           1,693,355
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.94
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.94 divided by
      94.50%)                                  $      17.93
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      16.52
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      16.53
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $6,429,276 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $193,594)        $ 1,418,314
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $18,766*)                          110,766
-------------------------------------------------------------------------
Interest                                                            1,412
=========================================================================
    Total investment income                                     1,530,492
=========================================================================

EXPENSES:

Advisory fees                                                     898,035
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    210,426
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         240,353
-------------------------------------------------------------------------
  Class B                                                         149,573
-------------------------------------------------------------------------
  Class C                                                         109,003
-------------------------------------------------------------------------
Transfer agent fees                                               233,338
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             15,192
-------------------------------------------------------------------------
Other                                                             183,285
=========================================================================
    Total expenses                                              2,089,205
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
    arrangement                                                   (28,066)
=========================================================================
    Net expenses                                                2,061,139
=========================================================================
Net investment income (loss)                                     (530,647)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         8,993,440
-------------------------------------------------------------------------
  Foreign currencies                                              (80,044)
=========================================================================
                                                                8,913,396
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        32,238,896
-------------------------------------------------------------------------
  Foreign currencies                                                8,702
=========================================================================
                                                               32,247,598
=========================================================================
Net gain from investment securities and foreign currencies     41,160,994
=========================================================================
Net increase in net assets resulting from operations          $40,630,347
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                              2004               2003
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (530,647)   $  (157,442)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                             8,913,396      4,332,482
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           32,247,598     14,544,576
=========================================================================================
    Net increase in net assets resulting from operations        40,630,347     18,719,616
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --       (110,677)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (3,080,881)            --
-----------------------------------------------------------------------------------------
  Class B                                                         (546,917)            --
-----------------------------------------------------------------------------------------
  Class C                                                         (546,069)            --
=========================================================================================
    Decrease in net assets resulting from distributions         (4,173,867)      (110,677)
=========================================================================================
Share transactions-net:
  Class A                                                       92,344,444     14,779,957
-----------------------------------------------------------------------------------------
  Class B                                                       11,576,871        653,971
-----------------------------------------------------------------------------------------
  Class C                                                       17,295,575      2,479,060
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                              121,216,890     17,912,988
=========================================================================================
    Net increase in net assets                                 157,673,370     36,521,927
=========================================================================================

NET ASSETS:

  Beginning of year                                             57,864,326     21,342,399
=========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(236,487) and $(15,872), respectively)         $215,537,696    $57,864,326
_________________________________________________________________________________________
=========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.935% of the first $250 million, plus 0.91% of the next $250 million, plus 0.885% of the next $500 million, plus 0.86% of the next $1.5 billion, plus 0.835% of the next $2.5 billion, plus 0.81% of the next $2.5 billion, plus 0.785% of the next $2.5 billion, plus 0.76% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $908.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to assume $26,041 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $233,338. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $240,353, $149,573 and $109,003, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $90,095 in front-end sales commissions from the sale of Class A shares and $7,935, $28,316 and $19,975 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,498,588       $ 43,099,555      $(32,846,750)         $   --         $11,751,393     $ 45,937       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            1,498,588         43,099,555       (32,846,750)             --          11,751,393       46,063           --
==================================================================================================================================
  Subtotal        $2,997,176       $ 86,199,110      $(65,693,500)         $   --         $23,502,786     $ 92,000       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $  117,600       $ 13,052,504      $(13,170,104)         $   --         $        --     $  7,861       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --         13,453,434        (6,744,912)             --           6,708,522       10,905           --
==================================================================================================================================
  Subtotal        $  117,600       $ 26,505,938      $(19,915,016)         $   --         $ 6,708,522     $ 18,766       $   --
==================================================================================================================================
  Total           $3,114,776       $112,705,048      $(85,608,516)         $   --         $30,211,308     $110,766       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $1,117 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $1,117.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,792 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $6,429,276 were on loan to brokers. The loans were secured by cash collateral of $6,708,522 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $18,766 for securities lending transactions.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $       --    $110,677
------------------------------------------------------------------------------------
  Long-term capital gain                                       4,173,867          --
====================================================================================
Total distributions                                           $4,173,867    $110,677
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed long-term gain                                  $    479,850
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          49,465,308
--------------------------------------------------------------------------
Temporary book/tax differences                                     (20,378)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (100,370)
--------------------------------------------------------------------------
Shares of beneficial interest                                  165,713,286
==========================================================================
Total net assets                                              $215,537,696
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of unrealized gains on Passive Foreign Investment Companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $11,395.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses and the deferral of Post-October currency losses.

    The Fund utilized $3,967,289 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

    The Fund had no capital loss carryforward as of December 31, 2004.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $161,328,684 and $64,411,400, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $49,615,166
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (161,253)
===============================================================================
Net unrealized appreciation of investment securities              $49,453,913
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $173,241,079.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2004, undistributed net investment income was increased by $310,032, undistributed net realized gain
(loss) was decreased by $372,720 and shares of beneficial interest increased by $62,688. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      8,997,539    $131,434,386     7,437,349    $ 64,909,222
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,319,808      18,281,471       355,346       3,473,696
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,884,423      26,702,122     2,260,834      19,474,776
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        155,210       2,553,215         6,582          76,679
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         32,458         521,266            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         30,938         496,866            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         73,593       1,053,339        24,199         222,934
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (75,184)     (1,053,339)      (24,613)       (222,934)
======================================================================================================================
Reacquired:(b)
  Class A                                                     (3,215,160)    (42,696,496)   (5,818,558)    (50,428,878)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (466,157)     (6,172,527)     (317,658)     (2,596,791)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (758,107)     (9,903,413)   (2,007,635)    (16,995,716)
======================================================================================================================
                                                               7,979,361    $121,216,890     1,915,846    $ 17,912,988
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is an owner of more than 5% of the outstanding shares of the Fund and owns 8% of the outstanding shares of the Fund. The Fund, AIM and or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b) Amount is net of redemption fees of $21,001, $4,574 and $3,333 for Class A, Class B and Class C shares for 2004, respectively.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                     YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                                        --------------------------------------------------         DECEMBER 31,
                                                          2004          2003           2002          2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  12.05       $  7.37        $  7.19       $ 9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.05)(a)     (0.03)(a)      (0.04)(a)    (0.05)(a)         (0.04)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             5.30          4.74           0.22        (1.93)            (0.74)
=================================================================================================================================
    Total from investment operations                        5.25          4.71           0.18        (1.98)            (0.78)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --         (0.03)            --           --             (0.05)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                    (0.36)           --             --           --                --
=================================================================================================================================
Redemption fees added to shares of beneficial interest      0.00            --             --           --                --
=================================================================================================================================
    Total distributions                                    (0.36)        (0.03)            --           --             (0.05)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net asset value, end of period                          $  16.94       $ 12.05        $  7.37       $ 7.19            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            43.67%        63.96%          2.50%      (21.59)%           (7.84)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $161,014       $42,103        $13,597       $6,969            $8,606
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements            2.00%(c)      2.00%          2.01%        2.01%             2.07%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements         2.03%(c)      2.68%          3.05%        4.65%             6.28%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.38)%(c)    (0.28)%        (0.51)%      (0.61)%           (1.28)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                    71%          130%           119%         152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $68,672,362.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                          CLASS B
                                                           ----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                           -----------------------------------------------         DECEMBER 31,
                                                            2004           2003         2002         2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.84        $ 7.27       $ 7.15       $ 9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.14)(a)     (0.08)(a)    (0.09)(a)    (0.10)(a)         (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               5.18          4.65         0.21        (1.92)            (0.74)
=================================================================================================================================
    Total from investment operations                          5.04          4.57         0.12        (2.02)            (0.80)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          --            --           --           --             (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.36)           --           --           --                --
=================================================================================================================================
Redemption fees added to shares of beneficial interest        0.00            --           --           --                --
=================================================================================================================================
    Total distributions                                      (0.36)           --           --           --             (0.03)
=================================================================================================================================
Net asset value, end of period                             $ 16.52        $11.84       $ 7.27       $ 7.15            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              42.67%        62.86%        1.68%      (22.03)%           (7.99)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $26,540        $9,415       $5,689       $2,330            $2,851
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.65%(c)      2.65%        2.66%        2.71%             2.77%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.68%(c)      3.33%        3.70%        5.36%             6.98%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.03)%(c)    (0.93)%      (1.16)%      (1.31)%           (1.98)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                      71%          130%         119%         152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $14,957,335.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                           -----------------------------------------------         DECEMBER 31,
                                                            2004           2003         2002         2001              2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.84        $ 7.27       $ 7.14       $ 9.17            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.14)(a)     (0.09)(a)    (0.09)(a)    (0.10)(a)         (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               5.19          4.66         0.22        (1.93)            (0.74)
=================================================================================================================================
    Total from investment operations                          5.05          4.57         0.13        (2.03)            (0.80)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                          --            --           --           --             (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.36)           --           --           --                --
=================================================================================================================================
Redemption fees added to shares of beneficial interest        0.00            --           --           --                --
=================================================================================================================================
    Total distributions                                      (0.36)           --           --           --             (0.03)
=================================================================================================================================
Net asset value, end of period                             $ 16.53        $11.84       $ 7.27       $ 7.14            $ 9.17
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              42.75%        62.86%        1.82%      (22.14)%           (7.99)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $27,983        $6,346       $2,057       $1,091            $1,073
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.65%(c)      2.65%        2.66%        2.71%             2.77%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.68%(c)      3.33%        3.70%        5.36%             6.98%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.03)%(c)    (0.93)%      (1.16)%      (1.31)%           (1.98)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                      71%          130%         119%         152%               25%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $10,900,283.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquires and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM European Small Company Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Small Company Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)

                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)

                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company

                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)

                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company

                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.

                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.

                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)

                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.410.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $4,453,867 for the Fund's year ended December 31, 2004.

For its tax year ended December 31, 2004, the fund designated 0%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.


             DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier U.S. Government Money
AIM Dynamics Fund(1)                         AIM Trimark Fund                             Portfolio(1)
AIM Emerging Growth Fund AIM
Large Cap Basic Value Fund                                                                TAX-FREE
AIM Large Cap Growth Fund                                 SECTOR EQUITY
AIM Libra Fund                                                                            AIM High Income Municipal Fund
AIM Mid Cap Basic Value Fund                 AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Core Equity Fund(2)              AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Growth Fund                      AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Stock Fund(1)                    AIM Global Health Care Fund
AIM Opportunities I Fund                     AIM Gold & Precious Metals Fund(1)
AIM Opportunities II Fund                    AIM Health Sciences Fund(1)                      AIM ALLOCATION SOLUTIONS
AIM Opportunities III Fund                   AIM Leisure Fund(1)
AIM Premier Equity Fund                      AIM Multi-Sector Fund(1)                     AIM Aggressive Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Real Estate Fund                         AIM Conservative Allocation Fund
AIM Select Equity Fund                       AIM Technology Fund(1)                       AIM Moderate Allocation Fund
AIM Small Cap Equity Fund(3)                 AIM Utilities Fund(1)
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             ======================================================================================
AIM Total Return Fund*(1)                    CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
AIM Trimark Endeavor Fund                    THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
AIM Trimark Small Companies Fund             ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Weingarten Fund                          ======================================================================================

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

   If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                  ESC-AR-1            A I M Distributors, Inc.


                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash                [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management                --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                           AIM GLOBAL VALUE FUND
                               Annual Report to Shareholders o December 31, 2004


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                           --Registered Trademark--

====================================================================================================================================
AIM GLOBAL VALUE FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          a group of global securities tracked by       financial reporting purposes, and as
                                             Morgan Stanley Capital International;         such, the net asset values for
o Effective 9/30/03, Class B shares are      the Value subset measures performance of      shareholder transactions and the returns
not available as an investment for           companies with lower price/earnings           based on those net asset values may
retirement plans maintained pursuant to      ratios and lower forecasted growth            differ from the net asset values and
Section 401 of the Internal Revenue          values. A "free" index represents             returns reported in the Financial
Code, including 401(k) plans, money          investable opportunities for global           Highlights.
purchase pension plans and profit            investors, taking into account the local
sharing plans. Plans that have existing      market restrictions on share ownership        o Industry classifications used in this
accounts invested in Class B shares will     by foreign investors.                         report are generally according to the
continue to be allowed to make                                                             Global Industry Classification Standard,
additional purchases.                        o The unmanaged Lipper Global Multi-Cap       which was developed by and is the
                                             Value Fund Index represents an average        exclusive property and a service mark of
PRINCIPAL RISKS OF INVESTING IN THE FUND     of the performance of global multi-cap        Morgan Stanley Capital International
                                             value funds tracked by Lipper, Inc., an       Inc. and Standard & Poor's.
o International investing presents           independent mutual fund performance
certain risks not associated with            monitor.                                      The fund files its complete schedule of
investing solely in the United States.                                                     portfolio holdings with the Securities
These include risks relating to              o The unmanaged Standard & Poor's             and Exchange Commission ("SEC") for the
fluctuations in the value of the U.S.        Composite Index of 500 Stocks (the S&P        1st and 3rd quarters of each fiscal year
dollar relative to the values of other       500--Registered Trademark-- Index) is an      on Form N-Q. The fund's Form N-Q filings
currencies, the custody arrangements         index of common stocks frequently used        are available on the SEC's Web site at
made for the fund's foreign holdings,        as a general measure of U.S. stock            http://www.sec.gov. Copies of the fund's
differences in accounting, political         market performance.                           Forms N-Q may be reviewed and copied at
risks and the lesser degree of public                                                      the SEC's Public Reference Room at 450
information required to be provided by       o The unmanaged Lehman U.S. Aggregate         Fifth Street, N.W., Washington, D.C.
non-U.S. companies.                          Bond Index, which represents the U.S.         20549-0102. You can obtain information
                                             investment-grade fixed-rate bond market       on the operation of the Public Reference
o Investing in emerging markets involves     (including government and corporate           Room, including information about
greater risk and potential reward than       securities, mortgage pass-through             duplicating fee charges, by calling
investing in more established markets.       securities and asset-backed securities),      1-202-942-8090 or by electronic request
                                             is compiled by Lehman Brothers, a global      at the following E-mail address:
o Investing in small and mid-size            investment bank.                              publicinfo@sec.gov. The SEC file numbers
companies involves risks not associated                                                    for the fund are 811-1540 and 2-27334.
with investing in more established           o A direct investment cannot be made in       The fund's most recent portfolio
companies, including business risk,          an index. Unless otherwise indicated,         holdings, as filed on Form N-Q, are also
significant stock price fluctuations and     index results include reinvested              available at AIMinvestments.com.
illiquidity.                                 dividends, and they do not reflect sales
                                             charges. Performance of an index of           A description of the policies and
o The fund may participate in the            funds reflects fund expenses;                 procedures that the fund uses to
initial public offering (IPO) market in      performance of a market index does not.       determine how to vote proxies relating
some market cycles. Because of the                                                         to portfolio securities is available
fund's small asset base, any investment      o The fund is not managed to track the        without charge, upon request, from our
the fund may make in IPOs may                performance of any particular index,          Client Services department at
significantly affect the fund's total        including the indexes defined here, and       800-959-4246 or on the AIM Web site,
return. As the fund's assets grow, the       consequently, the performance of the          AIMinvestments.com. On the home page,
impact of IPO investments will decline,      fund may deviate significantly from           scroll down and click on AIM Funds Proxy
which may reduce the effect of IPO           the performance of the indexes.               Policy. The information is also
investments on the fund's total return.                                                    available on the Securities and Exchange
                                             OTHER INFORMATION                             Commission's Web site, sec.gov.
ABOUT INDEXES USED IN THIS REPORT
                                             o The returns shown in the Management's       Information regarding how the fund voted
o The unmanaged MSCI World Index is a        Discussion of Fund Performance are based      proxies related to its portfolio
group of global securities tracked by        on net asset values calculated for            securities during the 12 months ended
Morgan Stanley Capital International.        shareholder transactions. Generally           6/30/04 is available at our Web site. Go
                                             accepted accounting principles require        to AIMinvestments.com, access the About
o The unmanaged MSCI World Value Free        adjustments to be made to the net assets      Us tab, click on Required Notices and
Index is a subset of the MSCI World          of the fund at period end for                 then click on Proxy Voting Activity.
Index,                                                                                     Next, select your fund from the
                                                                                           drop-down menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM GLOBAL VALUE FUND

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

                    It is our pleasure to introduce you to Bruce Crockett, the
     [GRAHAM        new Chairman of the Board of Trustees of the AIM Funds. Bob
      PHOTO]        Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
 ROBERT H. GRAHAM   trustee who is not an officer of the fund's investment
                    advisor, serve as chairman of the funds' Board. In addition, a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
   [WILLIAMSON      Crockett, one of the 14 independent trustees on the AIM
     PHOTO]         Funds' Board, as Chairman. His appointment became effective on October 4, 2004. Mr. Graham will remain on the funds'
                    Board, as will Mark Williamson, President and Chief
                    Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.
MARK H. WILLIAMSON
                       Mr. Crockett has been a member of the AIM Funds' Board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
   [CROCKETT        experience in finance and general management and has been
     PHOTO]         Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' Board in
                    AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for
BRUCE L. CROCKETT   the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P
                    500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone. For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S. Aggregate
                    Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year.
                    Overseas markets followed a similar pattern, with quite robust double-digit performance across the board, most of it produced during the second half of the year.

                       All in all, 2004 was a good year for American investors,
                    with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                       o U.S. gross domestic product (GDP) rose each quarter during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at 3.5%, above the post-World War II average of 3.4%.

                       o The Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during December and remained in very strong territory.

                       o Thomson First Call, which tracks corporate earnings and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                       Of course, none of this can guarantee that 2005 will be
                    another good year. Over the short term, the only sure thing about the investment markets is their unpredictability.
                    Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                    YOUR FUND

                    The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often.
                    Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM is committed to building solutions for
                    your investment goals, and we thank you for your participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                  /s/ MARK H. WILLIAMSON

                    Robert H. Graham                      Mark H. Williamson
                    Chairman, AIM Investments             CEO & President, AIM
                    President & Vice Chairman,            Investments Trustee,
                    AIM Funds                             AIM Funds

                    January 28, 2005

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M
                    MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL
                    MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M
                    DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS
                    REPRESENTED BY AIM INVESTMENTS.

AIM GLOBAL VALUE FUND

MANAGEMENT'S DISCUSSION                                                                    we benefit without having paid for the
OF FUND PERFORMANCE                                                                        additional growth.

Despite constraints from rising oil          HOW WE INVEST                                     We will consider selling a stock if
prices and geopolitical concerns,                                                          the catalyst that caused the value of
markets around the world moved higher in     Our investment process is                     the security to rise has been realized,
2004. For the second consecutive year,       straight-forward--we select stocks that       if we feel the company will not realize
global markets posted positive returns,      we believe have limited downside risk.        its full market value, the target price
largely due to a late-year rally.            We analyze risk first and then consider       we set at purchase has been realized or
                                             if the stock has economically                 a stock's value exceeds our comfort
=======================================      independent upside potential. This tenet      level.
FUND VS. INDEXES                             is behind every investment decision we
                                             make. We believe this defensive approach      MARKET CONDITIONS AND YOUR FUND
TOTAL RETURNS, 12/31/03-12/31/04,            not only protects our portfolio by
EXCLUDING APPLICABLE SALES CHARGES. IF       maintaining the gains it has earned, but      In keeping with our investment strategy,
SALES CHARGES WERE INCLUDED, RETURNS         also helps increase the fund's absolute       we try to protect the fund from downside
WOULD BE LOWER.                              returns.                                      risk and therefore spread the fund's
                                                                                           assets among various countries. Although
Class A Shares                   17.50%          To achieve a portfolio that               the fund had significant exposure to
                                             preserves shareholder capital and             North America, nearly half of it was in
Class B Shares                   16.77       tempers risk, we look for companies with      Canadian stocks. During the year, we
                                             one or more of the following attributes.      believed Canadian stocks gave us
Class C Shares                   16.75                                                     exposure to the same economic zone as
                                                 o STOCKS THAT TRADE AT A SUBSTANTIAL      the United States, but through a country
MSCI World Index                             DISCOUNT TO THEIR CURRENT MARKET VALUE.       with a stronger fiscal economy.
(Broad Market Index)             14.72       We believe this limits downside risk.
                                                                                               Another reason for the
MSCI World Value Free Index                      o EVENTS OR CATALYSTS THAT CAN            diversification into Canada was foreign
(Style-specific Index)           18.52       "UNLOCK" THE VALUE OF A STOCK. These          exchange. For some time, the U.S. dollar
                                             include corporate restructuring,              has been weak compared to many foreign
Lipper Global Multi-Cap Value                management changes or structural changes      currencies. During the year, the
Fund Index (Peer Group Index)    17.35       within an industry.                           Canadian dollar appreciated
                                                                                           significantly (compared to the U.S.
SOURCE: LIPPER,INC.                              o COMPANIES THAT OFFER A "FREE            dollar) as did the pound, yen and
=======================================      CALL." A free call is an element that         euro--which hit an all-time high. As we
                                             might improve the value of a company but      do not actively hedge currencies,
    As the table above illustrates, the      is not reflected in the price of its          foreign currency appreciation helped
fund's Class A shares at NAV                 shares. For instance, if we purchase a        boost fund returns and minimize the
outperformed both the MSCI World Index       company that owns two business lines, we      effects of a weak dollar.
and its Lipper peer group. We attribute      might get both of these businesses, but
the fund's higher returns to the fact        pay for just one. Should the free                 It should come as no surprise that
that value stocks outperformed growth        portion of the business be sold or have       the energy sector produced some of the
stocks for the period (the MSCI World        positive activity,                            highest returns during the year as oil
Index is composed of both value and                                                        prices reached more than $50 a barrel in
growth stocks) and to strong stock                                                         October. Pan-Ocean Energy was
selection. We underperformed our
style-specific index due to our more
defensive investment management approach
which emphasizes limiting downside risk.

====================================================================================================================================

PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*

By Sector                                    1.  Pan-Ocean Energy Corp. Ltd. (United Kingdom)                            3.4%

1.  Materials                      20.1%     2.  Fording Canadian Coal Trust (Canada)                                    3.0

2.  Financials                     12.0      3.  Macarthur Coal Ltd. (Australia)                                         2.5

3.  Energy                          9.1      4.  Merck & Co., Inc.                                                       2.1

4.  Consumer Staples                5.4      5.  BMTC Group, Inc.-Class A (Canada)                                       2.0

5.  Consumer Discretionary          5.2      6.  Cameco Corp. (Canada)                                                   2.0

6.  Industrials                     4.3      7.  Teck Cominco Ltd.-Class B (Canada)                                      1.7

7.  Health Care                     3.9      8.  Man Group PLC (United Kingdom)                                          1.4

8.  Telecommunication Services      1.9      9.  Barrick Gold Corp. (Canada)                                             1.4

9.  Information Technology          1.8      10. Devon Energy Cop.                                                       1.4

10. Utilities                       1.8      The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
Money Market Funds Plus Other
Assets Less Liabilities            22.2      *Excluding money market fund holdings and repurchase agreements.

Repurchase Agreements               7.2

U.S. Treasury Notes                 4.2

Exchange Traded Funds               0.9

====================================================================================================================================

one of our best performing energy            risk, but drug retractions are not                             ROGER J. MORTIMER,
stocks and a good example of how             predictable. Our belief is that you            [MORTIMER       senior portfolio
our investment strategy works. We            should not panic when faced with adverse         PHOTO]        manager, is lead
purchased the oil firm based on one of       conditions. After reassessing the                              manager of AIM Global
our investment tenets--the stock was         company's value, we bought more of Merck                       Value Fund. He began
trading at a large discount to what we       and made much of the loss back for our                         his investment career
believed its assets were worth. This         shareholders.                                 in 1986. In 1997, he joined GT Global as
discount gave us comfort that our                                                          a portfolio manager overseeing the
downside risk was limited. We also           IN CLOSING                                    management of GT Global Canadian Value
identified another attribute we look for                                                   Class. In 1998, the GT Global Funds were
in a company, a "free call." Pan-Ocean       Our focus remains on protecting               acquired by AIM. Mr. Mortimer holds a
Energy was engaged in a major                shareholder assets. We take a                 B.A. in economics and an M.B.A. from the
exploration drilling program off the         conservative approach to investing by         University of Western Ontario.
coast of Africa, the success of which        first analyzing the downside risk of a
was not priced into the overall stock        stock before considering its upside
value. Over the year, the drilling           potential. We believe this defensive                           GLEN HILTON, portfolio
program was enormously successful and        approach helps protect our portfolio by         [HILTON        manager, is manager of
the production profile of the company        maintaining the gains it has earned and          PHOTO]        AIM Global Value Fund.
grew substantially. As a result, the         increasing our absolute fund returns. We                       He began his career in
stock has nearly quadrupled since we         are pleased to provide shareholders with                       investments in 1995. He
bought it.                                   double-digit returns for the fiscal                            joined AIM in 2002. Mr.
                                             year.                                         Hilton holds a B.A. in economics from
    During the fiscal year, we had                                                         Loyola University.
significant exposure to the                  THE VIEWS AND OPINIONS EXPRESSED IN
outperforming materials sector as we         MANAGEMENT'S DISCUSSION OF FUND
believe the supply and demand picture        PERFORMANCE ARE THOSE OF A I M ADVISORS,
for companies dealing in commodities is      INC. THESE VIEWS AND OPINIONS ARE
easily understood. Given our investment      SUBJECT TO CHANGE AT ANY TIME BASED ON
philosophy of limiting downside risk, we     FACTORS SUCH AS MARKET AND ECONOMIC
also favor companies where tangible          CONDITIONS. THESE VIEWS AND OPINIONS MAY
assets back the value of the company. We     NOT BE RELIED UPON AS INVESTMENT ADVICE
continued to hold some exposure to           OR RECOMMENDATIONS, OR AS AN OFFER FOR A
gold-mining companies during the year as     PARTICULAR SECURITY. THE INFORMATION IS
we view gold as a hedge against risk         NOT A COMPLETE ANALYSIS OF EVERY ASPECT
which can help reduce overall portfolio      OF ANY MARKET, COUNTRY, INDUSTRY,
volatility.                                  SECURITY OR THE FUND. STATEMENTS OF FACT
                                             ARE FROM SOURCES CONSIDERED RELIABLE,
    Given our performance for the year,      BUT A I M ADVISORS, INC. MAKES NO
we had few detractors to report. Merck,      REPRESENTATION OR WARRANTY AS TO THEIR
a U.S. pharmaceutical company, however,      COMPLETENESS OR ACCURACY. ALTHOUGH
proved a drag on fund performance. The       HISTORICAL PERFORMANCE IS NO GUARANTEE
company's stock price fell after one of      OF FUTURE RESULTS, THESE INSIGHTS MAY
its popular arthritis drugs, Vioxx, was      HELP YOU UNDERSTAND OUR INVESTMENT
taken off the market. Our investment         MANAGEMENT PHILOSOPHY.
philosophy centers on limiting downside
                                                 See important fund and index
                                                disclosures inside front cover.
========================================
                                             =======================================
TOP 10 COUNTRIES*
                                             TOTAL NET ASSETS          $70.8 MILLION
1.  United States                 24.5%
                                             TOTAL NUMBER OF HOLDINGS*            85
2.  Canada                        22.7
                                             =======================================
3.  United Kingdom                10.3

4.  Australia                      3.5

5.  Hong Kong                      1.6

6.  Finland                        1.6

7.  Peru                           1.3

8.  Germany                        1.3

9.  Netherlands                    1.3

10. Switzerland                    1.1

=======================================
                                                                                                   [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

AIM GLOBAL VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      the fund and other funds. To do so,
                                             the period. Simply divide your account        compare this 5% hypothetical example
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600       with the 5% hypothetical examples that
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),       appear in the shareholder reports of the
costs, which may include sales charges       then multiply the result by the number        other funds.
(loads) on purchase payments; contingent     in the table under the heading entitled
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to           Please note that the expenses shown
and redemption fees, if any; and (2)         estimate the expenses you paid on your        in the table are meant to highlight your
ongoing costs, including management          account during this period.                   ongoing costs only and do not reflect
fees; distribution and/or service fees                                                     any transactional costs, such as sales
(12b-1); and other fund expenses. This       HYPOTHETICAL EXAMPLE FOR COMPARISON           charges (loads) on purchase payments,
example is intended to help you              PURPOSES                                      contingent deferred sales charges on
understand your ongoing costs (in                                                          redemptions, and redemption fees, if
dollars) of investing in the fund and to     The table below also provides                 any. Therefore, the hypothetical
compare these costs with ongoing costs       information about hypothetical account        information is useful in comparing
of investing in other mutual funds. The      values and hypothetical expenses based        ongoing costs only, and will not help
example is based on an investment of         on the fund's actual expense ratio and        you determine the relative total costs
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      of owning different funds. In addition,
period and held for the entire period,       before expenses, which is not the fund's      if these transactional costs were
July 1, 2004 - December 31, 2004.            actual return. The hypothetical account       included, your costs would have been
                                             values and expenses may not be used to        higher.
ACTUAL EXPENSES                              estimate your actual ending account
                                             balance or expenses you paid for the
The table below provides information         period. You may use this information to
about actual account values and actual       compare the ongoing costs of investing
expenses. You may use the information in     in
this table, together with the amount you
invested, to

====================================================================================================================================
                                                ACTUAL                                     HYPOTHETICAL
                                                                             (5% ANNUAL RETURN BEFORE EXPENSES)

          BEGINNING ACCOUNT       ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
SHARE           VALUE                 VALUE               PAID DURING            VALUE               PAID DURING
CLASS        (07/01/04)           (12/31/04)(1)            PERIOD(2)           (12/31/04)             PERIOD(2)
A            $1,000.00             $1,157.20                $10.84             $1,015.08               $10.13
B             1,000.00              1,153.70                 14.35              1,011.81                13.40
C             1,000.00              1,153.60                 14.35              1,011.81                13.40

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 15.72%, 15.37%, and 15.36% for Class A, B, and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (2.00%, 2.65%, and 2.65% for Class A, B, and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON     For More Information Visit
                                                                                           IMAGE]         AIMINVESTMENTS.COM

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                                        4

AIM GLOBAL VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee             RESULTS OF A $10,000 INVESTMENT
comparable future results.                    12/29/00-12/31/04   Index data from 12/31/00

    Your fund's total return includes                                           [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                          AIM GLOBAL  AIM GLOBAL  AIM GLOBAL                          LIPPER GLOBAL
management fees. Results for Class B                      VALUE FUND  VALUE FUND  VALUE FUND              MSCI WORLD    MULTI-CAP
shares are calculated as if a hypotheti-                    CLASS A     CLASS B     CLASS C   MSCI WORLD  VALUE FREE    VALUE FUND
cal shareholder had liquidated his              DATE        SHARES      SHARES      SHARES      INDEX       INDEX         INDEX
entire investment in the fund at the
close of the reporting period and paid          12/29/00      $ 9450      $10000      $10000      $10000      $10000      $10000
the applicable contingent deferred sales            1/01       10026       10600       10610       10193       10100       10121
charges. Index results include                      2/01        8873        9380        9390        9330        9604        9811
reinvested dividends, but they do not               3/01        8184        8640        8650        8716        9112        9313
reflect sales charges. Performance of an            4/01        9204        9720        9730        9358        9726        9778
index of funds reflects fund expenses               5/01        9223        9740        9751        9236        9664        9780
and management fees; performance of a               6/01        8930        9420        9431        8946        9392        9565
market index does not. Performance shown            7/01        8740        9220        9231        8826        9279        9398
in the chart does not reflect deduction             8/01        8466        8930        8931        8401        8949        9171
of taxes a shareholder would pay on fund            9/01        8116        8560        8561        7660        8117        8305
distributions or sale of fund shares.              10/01        8655        9120        9121        7806        8098        8415
Performance of the indexes does not                11/01        9241        9730        9731        8266        8445        8735
reflect the effects of taxes.                      12/01        9308        9791        9793        8318        8507        8892
                                                    1/02        9062        9531        9532        8065        8267        8677
=======================================             2/02        8987        9451        9452        7994        8104        8663
AVERAGE ANNUAL TOTAL RETURNS                        3/02        9478        9961        9963        8362        8629        9117
                                                    4/02        9383        9851        9863        8062        8393        9077
As of 12/31/04, including applicable                5/02        9355        9822        9822        8076        8462        9174
sales charges                                       6/02        9034        9472        9473        7584        7922        8655
                                                    7/02        8316        8722        8723        6944        7147        7845
CLASS A SHARES                                      8/02        8279        8682        8682        6956        7174        7913
Inception (12/29/00)              7.36%             9/02        7891        8262        8262        6190        6306        7154
  1 Year                         11.06             10/02        8619        9022        9022        6647        6745        7423
                                                   11/02        8884        9292        9302        7004        7228        7802
CLASS B SHARES                                     12/02        8557        8941        8942        6664        6810        7630
Inception (12/29/00)              7.79              1/03        8472        8851        8852        6460        6639        7453
  1 Year                         11.77              2/03        8377        8741        8752        6347        6481        7266
                                                    3/03        8330        8691        8691        6326        6386        7128
CLASS C SHARES                                      4/03        8689        9062        9071        6887        7059        7786
Inception (12/29/00)              8.20              5/03        9218        9602        9611        7279        7567        8306
  1 Year                         15.75              6/03        9351        9752        9751        7404        7720        8439
=======================================             7/03        9294        9681        9681        7554        7882        8676
                                                    8/03        9672       10062       10071        7716        8063        8992
                                                    9/03        9823       10222       10221        7762        8115        9044
                                                   10/03       10504       10922       10921        8222        8593        9568
                                                   11/03       10608       11022       11022        8347        8732        9776
                                                   12/03       11307       11737       11747        8870        9406       10334
                                                    1/04       11625       12071       12071        9012        9517       10592
                                                    2/04       11807       12253       12253        9163        9719       10837
                                                    3/04       11701       12132       12142        9102        9687       10762
                                                    4/04       11316       11727       11725        8916        9484       10533
                                                    5/04       11344       11747       11756        8990        9558       10550
                                                    6/04       11479       11878       11888        9182        9825       10802
                                                    7/04       11325       11716       11725        8882        9651       10495
                                                    8/04       11528       11918       11928        8921        9762       10531
                                                    9/04       12251       12659       12668        9090        9935       10776
                                                   10/04       12453       12851       12861        9312       10179       11026
                                                   11/04       13157       13571       13581        9801       10733       11676
                                                   12/04      $13288      $13503      $13713      $10175      $11148      $12128
                                                                                                             SOURCE: LIPPER,INC.

                                              The performance data quoted represent         Class B shares declines from 5%
                                              past performance and cannot guarantee         beginning at the time of purchase to 0%
                                              comparable future results; current            at the beginning of the seventh year.
                                              performance may be lower or higher.           The CDSC on Class C shares is 1% for the
                                              Please visit AIMinvestments.com for the       first year after purchase.
                                              most recent month-end performance.
                                              Performance figures reflect reinvested            The performance of the fund's share
                                              distributions, changes in net asset           classes will differ due to different
                                              value and the effect of the maximum           sales charge structures and class
                                              sales charge unless otherwise stated.         expenses.
                                              Investment return and principal value
                                              will fluctuate so that you may have a             A redemption fee of 2% will be
                                              gain or loss when you sell shares.            imposed on certain redemptions or
                                                                                            exchanges out of the fund within 30 days
                                                  Class A share performance reflects        of purchase. Exceptions to the
                                              the maximum 5.50% sales charge, and           redemption fee are listed in the fund's
                                              Class B and Class C share performance         prospectus.
                                              reflects the applicable contingent
                                              deferred sales charge (CDSC) for the              Had the advisor not waived fees
                                              period involved. The CDSC on                  and/or reimbursed expenses, performance
                                                                                            would have been lower.

====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-46.04%

AUSTRALIA-3.48%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(a)                                       55,000   $   658,780
-----------------------------------------------------------------------
Macarthur Coal Ltd. (Diversified Metals &
  Mining)                                         577,100     1,801,577
=======================================================================
                                                              2,460,357
=======================================================================

CANADA-22.65%

ACE Aviation Holdings Inc.-Class A
  (Airlines)(b)                                    14,100       417,069
-----------------------------------------------------------------------
American Gold Capital Corp. (Precious Metals
  & Minerals)(b)                                  200,000       149,769
-----------------------------------------------------------------------
Barrick Gold Corp. (Gold)                          41,000       993,020
-----------------------------------------------------------------------
Bema Gold Corp. (Gold)(b)                          85,700       261,696
-----------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)       131,900     1,393,793
-----------------------------------------------------------------------
Cameco Corp. (Diversified Metals & Mining)         39,900     1,392,690
-----------------------------------------------------------------------
Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                        17,000       724,924
-----------------------------------------------------------------------
E-L Financial Corp. Ltd. (Multi-Line
  Insurance)                                        2,512       705,977
-----------------------------------------------------------------------
Energy Savings Income Fund-Units (Gas
  Utilities)                                       25,800       413,238
-----------------------------------------------------------------------
Entree Gold Inc. (Precious Metals &
  Minerals)(b)                                    500,000       603,237
-----------------------------------------------------------------------
Fording Canadian Coal Trust-Units
  (Diversified Metals & Mining)                    27,200     2,097,287
-----------------------------------------------------------------------
Gold Reserve Inc. (Diversified Metals &
  Mining)(b)                                       53,400       236,376
-----------------------------------------------------------------------
Imperial Oil Ltd. (Integrated Oil & Gas)            8,500       503,203
-----------------------------------------------------------------------
ING Canada Inc. (Property & Casualty
  Insurance)(b)                                    25,300       617,001
-----------------------------------------------------------------------
ING Canada Inc. (Property & Casualty
  Insurance) (Acquired 12/09/04; Cost
  $252,292)(b)(c)                                  11,800       287,771
-----------------------------------------------------------------------
Kinross Gold Corp. (Gold)(b)                       52,600       369,821
-----------------------------------------------------------------------
Novicourt Inc. (Diversified Metals & Mining)       64,500       101,431
-----------------------------------------------------------------------
Penn West Petroleum Ltd. (Oil & Gas
  Exploration & Production)                         3,400       224,196
-----------------------------------------------------------------------
Placer Dome Inc. (Gold)                            21,800       409,572
-----------------------------------------------------------------------
Rothmans, Inc. (Tobacco)                           23,800       790,132
-----------------------------------------------------------------------
Stornoway Diamond Corp. (Precious Metal &
  Minerals)(b)                                    260,000       389,400
-----------------------------------------------------------------------
Teck Cominco Ltd.-Class B (Diversified Metals
  & Mining)                                        39,700     1,219,556
-----------------------------------------------------------------------
TimberWest Forest Corp.-Units (Forest
  Products)(d)                                     44,200       554,592
-----------------------------------------------------------------------
United Corporations Ltd. (Asset Management &
  Custody Banks)                                   10,000       368,182
-----------------------------------------------------------------------
Westaim Corp. (The) (Industrial
  Conglomerates)(b)                               275,700       699,659
-----------------------------------------------------------------------
Western Silver Corp. (Diversified Metals &
  Mining)(b)                                       12,500       112,951
=======================================================================
                                                             16,036,543
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


FINLAND-1.56%

Nokia Oyj-ADR (Communications Equipment)           30,300   $   474,801
-----------------------------------------------------------------------
UPM-Kymmene Oyj (Paper Products)(a)                28,400       627,376
=======================================================================
                                                              1,102,177
=======================================================================

GERMANY-1.32%

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)(a)                                20,700       932,734
=======================================================================

HONG KONG-1.57%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                     65,000       648,574
-----------------------------------------------------------------------
Henderson Land Development Co. Ltd. (Real
  Estate Management & Development)(a)              89,000       462,716
=======================================================================
                                                              1,111,290
=======================================================================

JAPAN-0.86%

Honda Motor Co., Ltd. (Automobile
  Manufacturers)(a)                                11,600       606,706
=======================================================================

MEXICO-0.33%

Grupo Aeroportuario del Sureste S.A. de
  C.V.-ADR (Airport Services)                       8,700       237,945
=======================================================================

NETHERLANDS-1.25%

Akzo Nobel N.V. (Diversified Chemicals)(a)          5,900       250,817
-----------------------------------------------------------------------
TPG N.V. (Air Freight & Logistics)(a)              23,500       636,838
=======================================================================
                                                                887,655
=======================================================================

PERU-1.33%

Compania de Minas Buenaventura S.A.-ADR
  (Precious Metals & Materials)                    41,000       938,900
=======================================================================

SWITZERLAND-1.12%

Nestle S.A. (Packaged Foods & Meats)(a)             3,050       793,978
=======================================================================

TAIWAN-0.28%

President Chain Store Corp. (Food Retail)(a)      122,590       197,559
=======================================================================

UNITED KINGDOM-10.29%

Diageo PLC (Distillers & Vintners)(a)              28,600       408,174
-----------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          12,800       606,592
-----------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)(a)           25,000       420,869
-----------------------------------------------------------------------
HSBC Holdings PLC (Diversified Banks)(a)           20,800       354,892
-----------------------------------------------------------------------
Man Group PLC (Asset Management & Custody
  Banks)(a)                                        35,260       994,255
-----------------------------------------------------------------------
Pan-Ocean Energy Corp. Ltd. (Oil & Gas
  Exploration & Production)(b)                    120,500     2,410,301
-----------------------------------------------------------------------
Randgold Resources Ltd.-ADR (Gold)(b)              32,700       372,780
-----------------------------------------------------------------------
Severn Trent PLC (Water Utilities)(a)              45,110       835,592
-----------------------------------------------------------------------
Standard Chartered PLC (Diversified Banks)(a)      13,000       241,130
-----------------------------------------------------------------------


                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Unilever PLC (Packaged Foods & Meats)(a)           65,000   $   637,176
=======================================================================
                                                              7,281,761
=======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $26,039,182)                           32,587,605
=======================================================================

DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-20.30%

APPAREL, ACCESSORIES & LUXURY GOODS-0.59%

Jones Apparel Group, Inc.                          11,500       420,555
=======================================================================

DIVERSIFIED BANKS-0.31%

Wells Fargo & Co.                                   3,500       217,525
=======================================================================

GOLD-0.93%

Newmont Mining Corp.                               14,800       657,268
=======================================================================

INDUSTRIAL CONGLOMERATES-0.95%

Walter Industries, Inc.                            20,000       674,600
=======================================================================

INSURANCE BROKERS-0.85%

Marsh & McLennan Cos., Inc.(e)                     18,300       602,070
=======================================================================

INTEGRATED OIL & GAS-0.89%

Murphy Oil Corp.                                    7,800       627,510
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.93%

ALLTEL Corp.                                       11,200       658,112
-----------------------------------------------------------------------
CenturyTel, Inc.                                   20,000       709,400
=======================================================================
                                                              1,367,512
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.32%

Merrill Lynch & Co., Inc.                           3,800       227,126
=======================================================================

INVESTMENT COMPANIES -- EXCHANGE TRADED
  FUNDS-0.91%

iShares MSCI Emerging Markets Index                 3,200       645,920
=======================================================================

MOVIES & ENTERTAINMENT-0.45%

Walt Disney Co. (The)                              11,500       319,700
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.78%

BP Prudhoe Bay Royalty Trust                       11,000       531,300
-----------------------------------------------------------------------
Devon Energy Corp.(e)                              25,000       973,000
-----------------------------------------------------------------------
EOG Resources, Inc.                                 6,500       463,840
=======================================================================
                                                              1,968,140
=======================================================================

PACKAGED FOODS & MEATS-1.41%

Kraft Foods Inc.-Class A                           11,600       413,076
-----------------------------------------------------------------------
Lancaster Colony Corp.                             13,600       583,032
=======================================================================
                                                                996,108
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------


PHARMACEUTICALS-3.00%

Bristol-Myers Squibb Co.                            4,400   $   112,728
-----------------------------------------------------------------------
Merck & Co. Inc.                                   46,600     1,497,724
-----------------------------------------------------------------------
Schering-Plough Corp.                              24,700       515,736
=======================================================================
                                                              2,126,188
=======================================================================

RAILROADS-0.59%

Union Pacific Corp.                                 6,200       416,950
=======================================================================

REAL ESTATE-0.19%

Rayonier Inc.                                       2,760       134,992
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.57%

Tejon Ranch Co.(b)                                 10,000       408,000
=======================================================================

REGIONAL BANKS-0.61%

Commerce Bancshares, Inc.                           4,515       226,653
-----------------------------------------------------------------------
North Fork Bancorp., Inc.                           7,050       203,392
=======================================================================
                                                                430,045
=======================================================================

SYSTEMS SOFTWARE-1.12%

Microsoft Corp.                                    29,600       790,616
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.90%

Brookline Bancorp, Inc.                            13,400       218,688
-----------------------------------------------------------------------
First Financial Holdings, Inc.                      6,800       222,632
-----------------------------------------------------------------------
Washington Mutual, Inc.                            14,800       625,744
-----------------------------------------------------------------------
WSFS Financial Corp.                                4,600       277,472
=======================================================================
                                                              1,344,536
=======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $13,021,865)                    14,375,361
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY NOTES-4.22%

1.63%, 04/30/05(f)                             $  500,000       498,850
-----------------------------------------------------------------------
1.25%, 05/31/05(f)                                500,000       497,675
-----------------------------------------------------------------------
1.13%, 06/30/05(f)                                500,000       496,600
-----------------------------------------------------------------------
1.50%, 07/31/05(f)                                500,000       496,915
-----------------------------------------------------------------------
2.00%, 08/31/05(f)                                500,000       498,085
-----------------------------------------------------------------------
1.63%, 09/30/05(f)                                500,000       496,290
=======================================================================
    Total U.S. Treasury Notes (Cost
      $3,004,731)                                             2,984,415
=======================================================================

                                                  PAR
                                                 (000)
REPURCHASE AGREEMENTS-7.20%

Barclays Capital Inc.-New York Branch (United
  Kingdom) 2.25%, 01/03/05 (Cost
  $5,100,000)(g)                                    5,100     5,100,000
=======================================================================




MONEY MARKET FUNDS-21.79%

Liquid Assets Portfolio-Institutional
  Class(h)                                      7,712,432   $ 7,712,432
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)     7,712,432     7,712,432
=======================================================================
    Total Money Market Funds (Cost
      $15,424,864)                                           15,424,864
=======================================================================
TOTAL INVESTMENTS-99.55% (Cost $62,590,642)                  70,472,245
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.45%                             315,810
=======================================================================
NET ASSETS-100.00%                                          $70,788,055
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $9,708,166, which represented 13.78% of the Fund's Total Investments. See
    Note 1A.
(b) Non-income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at December 31, 2004 represented 0.41% of the Fund's Net Assets. This security is considered to be illiquid.
(d) Each unit represents one common share, one hundred preferred shares and one subordinate note receipt.
(e) A portion of this security is subject to call options written. See Note 1J and Note 7.
(f) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at December 31, 2004 was $2,984,415, which represented 4.23% of the Fund's Total Investments. See Note 1A.
(g) Joint repurchase agreement entered into 12/31/04 with an aggregate maturing value of $222,145,241. Collateralized by $224,956,000 U.S. Government obligations, 0% to 5.80% due 04/19/05 to 09/02/08 with an aggregate market value at 12/31/04 of $226,545,690. The amount to be received upon repurchase by the Fund is $5,100,956.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $47,165,778)                                  $55,047,381
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $15,424,864)                             15,424,864
===========================================================
    Total investments (cost $62,590,642)         70,472,245
===========================================================
Foreign currencies, at market value (cost
  $24,762)                                           25,878
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  442,573
-----------------------------------------------------------
  Dividends and interest                            130,727
-----------------------------------------------------------
  Amount due from advisor                             4,707
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               17,235
-----------------------------------------------------------
Other assets                                         23,059
===========================================================
    Total assets                                 71,116,424
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            124,860
-----------------------------------------------------------
  Options written, at market value (premiums
    received $81,729)                                93,830
-----------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                            17,442
-----------------------------------------------------------
Accrued distribution fees                            37,342
-----------------------------------------------------------
Accrued transfer agent fees                          13,413
-----------------------------------------------------------
Accrued operating expenses                           41,482
===========================================================
    Total liabilities                               328,369
===========================================================
Net assets applicable to shares outstanding     $70,788,055
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $63,139,205
-----------------------------------------------------------
Undistributed net investment income (loss)         (176,123)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and foreign currency contracts                    (46,308)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                       7,871,281
===========================================================
                                                $70,788,055
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $36,091,824
___________________________________________________________
===========================================================
Class B                                         $24,675,494
___________________________________________________________
===========================================================
Class C                                         $10,020,737
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                           2,716,812
___________________________________________________________
===========================================================
Class B                                           1,894,720
___________________________________________________________
===========================================================
Class C                                             768,908
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     13.28
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.28 divided
      by 94.50%)                                $     14.05
___________________________________________________________
===========================================================
Class B:
  Net asset value per share and offering price
    per share                                   $     13.02
___________________________________________________________
===========================================================
Class C:
  Net asset value per share and offering price
    per share                                   $     13.03
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $40,524)         $  624,281
------------------------------------------------------------------------
Dividends from affiliated money market funds                      98,332
------------------------------------------------------------------------
Interest                                                          45,472
========================================================================
    Total investment income                                      768,085
========================================================================

EXPENSES:

Advisory fees                                                    310,539
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    30,160
------------------------------------------------------------------------
Distribution fees:
  Class A                                                         62,525
------------------------------------------------------------------------
  Class B                                                        130,059
------------------------------------------------------------------------
  Class C                                                         56,638
------------------------------------------------------------------------
Transfer agent fees                                              121,092
------------------------------------------------------------------------
Trustees' fees and retirement benefits                            13,669
------------------------------------------------------------------------
Professional fees                                                 52,733
------------------------------------------------------------------------
Other                                                             96,553
========================================================================
    Total expenses                                               923,968
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (70,824)
========================================================================
    Net expenses                                                 853,144
========================================================================
Net investment income (loss)                                     (85,059)
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        2,140,772
------------------------------------------------------------------------
  Foreign currencies                                              10,829
------------------------------------------------------------------------
  Foreign currency contracts                                    (135,587)
========================================================================
                                                               2,016,014
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        5,432,029
------------------------------------------------------------------------
  Foreign currencies                                                (289)
------------------------------------------------------------------------
  Option contracts written                                       (12,101)
========================================================================
                                                               5,419,639
========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and option contracts              7,435,653
========================================================================
Net increase in net assets resulting from operations          $7,350,594
________________________________________________________________________
========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                 2004           2003
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (85,059)   $   (26,446)
----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and option
    contracts                                                   2,016,014      3,340,092
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and option contracts                              5,419,639        760,584
========================================================================================
    Net increase in net assets resulting from operations        7,350,594      4,074,230
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (71,026)       (66,253)
----------------------------------------------------------------------------------------
  Class B                                                          (7,630)       (20,575)
----------------------------------------------------------------------------------------
  Class C                                                          (3,042)        (8,358)
========================================================================================
    Total distributions from net investment income                (81,698)       (95,186)
========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (1,209,975)       (96,651)
----------------------------------------------------------------------------------------
  Class B                                                        (845,773)       (77,081)
----------------------------------------------------------------------------------------
  Class C                                                        (337,438)       (31,309)
========================================================================================
    Total distributions from net realized gains                (2,393,186)      (205,041)
========================================================================================
    Decrease in net assets resulting from distributions        (2,474,884)      (300,227)
========================================================================================
Share transactions-net:
  Class A                                                      24,355,657      1,096,605
----------------------------------------------------------------------------------------
  Class B                                                      15,906,396      1,052,199
----------------------------------------------------------------------------------------
  Class C                                                       6,451,669        481,030
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              46,713,722      2,629,834
========================================================================================
    Net increase in net assets                                 51,589,432      6,403,837
========================================================================================

NET ASSETS:

  Beginning of year                                            19,198,623     12,794,786
========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(176,123) and $(102,604), respectively)        $70,788,055    $19,198,623
________________________________________________________________________________________
========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities.' Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to an exemptive order from the Securities and Exchange Commission, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

G. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. Effective January 1, 2005 through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.80% of the first $250 million, plus 0.78% of the next $250 million, plus 0.76% of the next $500 million, plus 0.74% of the next $1.5 billion, plus 0.72% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.68% of the next $2.5 billion, plus 0.66% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $49,124.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $21,226 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $121,092. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $62,525, $130,059 and $56,638, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $35,815 in front-end sales commissions from the sale of Class A shares and $0, $807 and $367 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                        UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES      (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $178,736        $18,243,208       $(10,709,512)        $   --         $ 7,712,432      $49,282       $   --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             178,736         18,243,208        (10,709,512)            --           7,712,432       49,050           --
=================================================================================================================================
  Total            $357,472        $36,486,416       $(21,419,024)        $   --         $15,424,864      $98,332       $   --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $470 and credits in custodian fees of $4 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $474.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,689 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--OPTION CONTRACTS WRITTEN

                          TRANSACTIONS DURING THE PERIOD
-----------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
-----------------------------------------------------------------------------------
Beginning of year                                                 --       $    --
-----------------------------------------------------------------------------------
Written                                                          433        81,729
===================================================================================
End of year                                                      433       $81,729
___________________________________________________________________________________
===================================================================================

                                           OPEN CALL OPTIONS WRITTEN AT PERIOD END
------------------------------------------------------------------------------------------------------------------------------
                                                                                                DECEMBER 31,
                                                                                                    2004          UNREALIZED
                                                 CONTRACT    STRIKE    NUMBER OF    PREMIUMS       MARKET        APPRECIATION
                                                  MONTH      PRICE     CONTRACTS    RECEIVED       VALUE        (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
Devon Energy Corp.                                Apr-05      $40         250       $52,999       $46,250         $   6,749
------------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                       Jan-05      $35         183        28,730        47,580           (18,850)
==============================================================================================================================
                                                                          433       $81,729       $93,830         $ (12,101)
______________________________________________________________________________________________________________________________
==============================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $2,422,197    $ 95,332
------------------------------------------------------------------------------------
  Long-term capital gain                                          52,687     204,895
====================================================================================
Total distributions                                           $2,474,884    $300,227
____________________________________________________________________________________
====================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                2004
---------------------------------------------------------------------------
Undistributed ordinary income                                   $   216,446
---------------------------------------------------------------------------
Unrealized appreciation -- investments                            7,456,725
---------------------------------------------------------------------------
Temporary book/tax differences                                      (15,968)
---------------------------------------------------------------------------
Post-October capital loss deferral                                   (8,353)
---------------------------------------------------------------------------
Shares of beneficial interest                                    63,139,205
===========================================================================
Total net assets                                                $70,788,055
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and realization of gains on passive foreign investment companies. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on option contracts written and foreign currencies of $(10,322.)

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $60,854,445 and $36,672,647, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $7,638,896
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (171,849)
==============================================================================
Net unrealized appreciation of investment securities              $7,467,047
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $63,005,198.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2004, undistributed net investment income (loss) was increased by $93,238 and undistributed net realized gain was decreased by $93,238. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                          CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                        2004                       2003
                                                              ------------------------    -----------------------
                                                               SHARES        AMOUNT        SHARES       AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,289,921    $28,913,537     496,139    $ 5,108,376
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     1,514,229     18,647,078     345,035      3,466,255
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       618,798      7,563,706     139,530      1,450,866
=================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        95,009      1,238,925      14,310        160,136
-----------------------------------------------------------------------------------------------------------------
  Class B                                                        62,110        794,388       8,515         94,004
-----------------------------------------------------------------------------------------------------------------
  Class C                                                        24,725        316,475       3,440         37,992
=================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        60,173        757,419      14,898        155,309
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       (61,312)      (757,419)    (15,126)      (155,309)
=================================================================================================================
Reacquired:(a)
  Class A                                                      (518,218)    (6,554,224)   (434,061)    (4,327,216)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      (231,753)    (2,777,651)   (244,204)    (2,352,751)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      (121,102)    (1,428,512)   (103,345)    (1,007,828)
=================================================================================================================
                                                              3,732,580    $46,713,722     225,131    $ 2,629,834
_________________________________________________________________________________________________________________
=================================================================================================================

(a) Amount is net of redemption fees of $1,773, $1,289, and $566 for Class A, Class B and Class C shares, respectively.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                            -------------------------------------------------------------------
                                                                                                              DECEMBER 29, 2000
                                                                                                              (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                  COMMENCED) TO
                                                            ----------------------------------------------      DECEMBER 31,
                                                             2004            2003        2002        2001           2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 11.74         $ 9.05      $ 9.85      $10.00         $10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 0.01(a)(b)     0.01(b)    (0.11)(b)   (0.05)(b)          --
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                2.04           2.89       (0.69)      (0.10)            --
===============================================================================================================================
    Total from investment operations                           2.05           2.90       (0.80)      (0.15)            --
===============================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.03)         (0.09)      (0.00)      (0.00)            --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.48)         (0.12)         --          --             --
===============================================================================================================================
    Total distributions                                       (0.51)         (0.21)      (0.00)      (0.00)            --
===============================================================================================================================
Redemption fees added to beneficial interest                   0.00             --          --          --             --
===============================================================================================================================
Net asset value, end of period                              $ 13.28         $11.74      $ 9.05      $ 9.85         $10.00
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                               17.50%         32.15%      (8.08)%     (1.49)%           --
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $36,092         $9,270      $6,321      $8,725         $1,110
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               2.00%(d)       2.00%       2.00%       1.91%          1.80%(e)
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.20%(d)       3.12%       2.75%       4.44%         76.90%(e)
===============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                       0.10%(a)(d)    0.14%      (1.16)%     (0.52)%         3.91%(e)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(f)                                      129%           372%        101%        168%            --
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.02) and (0.14)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $17,864,283.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                                                        JANUARY 2, 2001
                                                                                                          (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              ----------------------------------         DECEMBER 31,
                                                               2004            2003        2002              2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.57         $ 8.94      $ 9.79            $10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)(b)   (0.05)(b)   (0.17)(b)         (0.11)(b)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.00           2.83       (0.68)            (0.10)
========================================================================================================================
    Total from investment operations                             1.93           2.78       (0.85)            (0.21)
========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)         (0.03)         --             (0.00)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.48)         (0.12)         --                --
========================================================================================================================
    Total distributions                                         (0.48)         (0.15)         --             (0.00)
========================================================================================================================
Redemption fees added to beneficial interest                     0.00             --          --                --
========================================================================================================================
Net asset value, end of period                                $ 13.02         $11.57      $ 8.94            $ 9.79
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                 16.77%         31.26%      (8.68)%           (2.09)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,675         $7,075      $4,624            $3,613
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.65%(d)       2.65%       2.65%             2.57%(e)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.85%(d)       3.77%       3.40%             5.10%(e)
========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.55)%(a)(d)  (0.51)%     (1.81)%           (1.18)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                        129%           372%        101%              168%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $13,005,885.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                                         JANUARY 11, 2001
                                                                                                            (DATE SALES
                                                                    YEAR ENDED DECEMBER 31,                COMMENCED) TO
                                                              ------------------------------------         DECEMBER 31,
                                                               2004              2003        2002              2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.58           $ 8.94      $ 9.79            $10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)(b)     (0.05)(b)   (0.17)(b)         (0.11)(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.00             2.84       (0.68)            (0.10)
==========================================================================================================================
    Total from investment operations                             1.93             2.79       (0.85)            (0.21)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.00)           (0.03)         --             (0.00)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.48)           (0.12)         --                --
==========================================================================================================================
    Total distributions                                         (0.48)           (0.15)         --             (0.00)
==========================================================================================================================
Redemption fees added to beneficial interest                     0.00               --          --                --
==========================================================================================================================
Net asset value, end of period                                $ 13.03           $11.58      $ 8.94            $ 9.79
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                 16.75%           31.37%      (8.68)%           (2.09)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,021           $2,853      $1,850            $1,312
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.65%(d)         2.65%       2.65%             2.57%(e)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.85%(d)         3.77%       3.40%             5.10%(e)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.55)%(a)(d)    (0.51)%     (1.81)%           (1.18)%(e)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(f)                                        129%             372%        101%              168%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $5,663,781.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Global Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 12.16% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $52,687 for the Fund's year ended December 31, 2004.

For its tax year ended December 31, 2004, the fund designates 37.17%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.
REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 3.50% was derived from U.S. Treasury
Obligations.

        DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                             FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                  TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                      AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Capital Development Fund                AIM Global Equity Fund(6)                     AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund                         AIM Money Market Fund
AIM Core Stock Fund(1)                      AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund            AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Diversified Dividend Fund               AIM International Small Company Fund(7)       Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                        AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                         SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                              AIM Advantage Health Sciences Fund(1)         AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                AIM Energy Fund(1)                            AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)             AIM Financial Services Fund(1)                AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                     AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                   AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                    AIM Health Sciences Fund(1)                       AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                   AIM Leisure Fund(1)
AIM Opportunities III Fund                  AIM Multi-Sector Fund(1)                      AIM Aggressive Allocation Fund
AIM Premier Equity Fund                     AIM Real Estate Fund                          AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                   AIM Technology Fund(1)                        AIM Moderate Allocation Fund
AIM Select Equity Fund                      AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                ================================================================================
AIM Small Company Growth Fund(1)            CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                   FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                   FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund            ================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

      If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com               GLV-AR-1               A I M Distributors, Inc.


                       [YOUR GOALS. OUR SOLUTIONS]--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash                         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management                         --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                            AIM INTERNATIONAL SMALL COMPANY FUND
                               Annual Report to Shareholders o December 31, 2004


                                  [COVER IMAGE]


                                FORMERLY AIM INTERNATIONAL EMERGING GROWTH FUND.


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM INTERNATIONAL SMALL COMPANY FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
====================================================================================================================================

o Effective December 30, 2004, AIM           ABOUT INDEXES USED IN THIS REPORT             o The fund is not managed to track the
International Emerging Growth Fund was                                                     performance of any particular index,
renamed AIM International Small Company      o The unmanaged MSCI Europe, Australasia      including the indexes defined here, and
Fund.                                        and the Far East Index (the MSCI              consequently, the performance of the
                                             EAFE--Registered Trademark--) is a group      fund may deviate significantly from the
ABOUT SHARE CLASSES                          of foreign securities tracked by Morgan       performance of the indexes.
                                             Stanley Capital International.
o Effective 9/30/03, Class B shares are                                                    OTHER INFORMATION
not available as an investment for           o The unmanaged MSCI All Country (AC)
retirement plans maintained pursuant to      World Free ex-U.S.A.Growth Index is a         o The returns shown in the Management's
Section 401 of the Internal Revenue          subset of the unmanaged MSCI All Country      Discussion of Fund Performance are based
Code, including 401(k) plans, money          (AC) World Free ex-U.S.A. Index, which        on net asset values calculated for
purchase pension plans and profit            represents the performance of securities      shareholder transactions. Generally
sharing plans. Plans that have existing      in developed and emerging countries,          accepted accounting principles require
accounts invested in Class B shares will     excluding the United States, covered by       adjustments to be made to the net assets
continue to be allowed to make               Morgan Stanley Capital International.         of the fund at period end for financial
additional purchases.                        The Growth portion measures performance       reporting purposes, and as such, the net
                                             of companies with higher price/earnings       asset values for shareholder
PRINCIPAL RISKS OF INVESTING IN THE FUND     ratios and higher forecasted growth           transactions and the returns based on
                                             values. A "free" index represents             those net asset values may differ from
o International investing presents           investable opportunities for global           the net asset values and returns
certain risks not associated with            investors, taking into account the local      reported in the Financial Highlights.
investing solely in the United States.       market restrictions on share ownership
These include risks relating to              by foreign investors.                         o Industry classifications used in this
fluctuations in the value of the U.S.                                                      report are generally according to the
dollar relative to the values of other       o The unmanaged MSCI Europe Index is a        Global Industry Classification Standard,
currencies, the custody arrangements         group of European securities tracked by       which was developed by and is the
made for the fund's foreign holdings,        Morgan Stanley Capital International.         exclusive property and a service mark of
differences in accounting, political                                                       Morgan Stanley Capital International
risks and the lesser degree of public        o The unmanaged Lipper International          Inc. and Standard & Poor's.
information required to be provided by       Small/Mid-Cap Growth Fund Index
non-U.S. companies.                          represents an average of the performance      The fund files its complete schedule of
                                             of international small-cap and                portfolio holdings with the Securities
o Investing in emerging markets involves     international mid-cap mutual funds            and Exchange Commission ("SEC") for the
greater risk and potential reward than       tracked by Lipper, Inc., an independent       1st and 3rd quarters of each fiscal year
investing in more established markets.       mutual fund performance monitor.              on Form N-Q. The fund's Form N-Q filings
                                                                                           are available on the SEC's Web site at
o Investing in small and mid-size            o The unmanaged Lehman U.S. Aggregate         http://www.sec.gov. Copies of the fund's
companies involves risks not associated      Bond Index, which represents the U.S.         Forms N-Q may be reviewed and copied at
with investing in more established           investment-grade fixed-rate bond market       the SEC's Public Reference Room at 450
companies, including business risk,          (including government and corporate           Fifth Street, N.W., Washington, D.C.
significant stock price fluctuations and     securities, mortgage pass-through             20549-0102. You can obtain information
illiquidity.                                 securities and asset-backed securities),      on the operation of the Public Reference
                                             is compiled by Lehman Brothers, a global      Room, including information about
o The fund is nondiversified, which          investment bank.                              duplicating fee charges, by calling 1-
increases risks as well as potential                                                       202-942-8090 or by electronic request at
rewards.                                     o The unmanaged Standard & Poor's             the following E-mail address:
                                             Composite Index of 500 Stocks (the S&P        publicinfo@sec.gov. The SEC file numbers
o The fund may participate in the            500--Registered Trademark-- Index) is an      for the fund are 811-1540 and 2-27334.
initial public offering (IPO) market in      index of common stocks frequently used        The fund's most recent portfolio
some market cycles. Because of the           as a general measure of U.S. stock            holdings, as filed on Form N-Q, are also
fund's small asset base, any investment      market performance.                           available at AIMinvestments.com.
the fund may make in IPOs may
significantly affect the fund's total        o A direct investment cannot be made in       A description of the policies and
return. As the fund's assets grow, the       an index. Unless otherwise indicated,         procedures that the fund uses to
impact of IPO investments will decline,      index results include reinvested              determine how to vote proxies relating
which may reduce the effect of IPO           dividends, and they do not reflect sales      to portfolio securities is available
investments on the fund's total return.      charges. Performance of an index of           without charge, upon request, from our
                                             funds reflects fund expenses;                 Client Services department at
                                             performance of a market index does not.       800-959-4246 or on the AIM Web site,
                                                                                           AIMinvestments.com. On the home page,
                                                                                           scroll down and click on AIM Funds Proxy
                                                                                           Policy. The information is also
                                                                                           available on the Securities and Exchange
                                                                                           Commission's Web site, sec.gov.

                                                                                           Information regarding how the fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           6/30/04 is available at our Web site. Go
                                                                                           to AIMinvestments.com, access the About
                                                                                           Us tab, click on Required Notices and
                                                                                           then click on Proxy Voting Activity.
                                                                                           Next, select your fund from the
                                                                                           drop-down menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

======================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
======================================================

AIMinvestments.com

AIM INTERNATIONAL SMALL COMPANY FUND

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

                    It is our pleasure to introduce you to Bruce Crockett, the
[PHOTO OF           new Chairman of the Board of Trustees of the AIM Funds. Bob
ROBERT H.           Graham has served as Chairman of the Board of Trustees of
GRAHAM]             the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
ROBERT H. GRAHAM    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
                    trustee who is not an officer of the fund's investment
[PHOTO OF           advisor, serve as chairman of the funds' Board. In addition,
MARK H.             a similar provision was included in the terms of AIM
WILLIAMSON]         Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
MARK H. WILLIAMSON  Crockett, one of the 14 independent trustees on the AIM
                    Funds' Board, as Chairman. His appointment became effective on October 4, 2004. Mr. Graham will remain on the funds'
[PHOTO OF           Board, as will Mark Williamson, President and Chief
BRUCE L.            Executive Officer of AIM. Mr. Graham will also remain
CROCKETT]           Chairman of AIM Investments--Registered Trademark--.

BRUCE L. CROCKETT   Mr. Crockett has been a member of the AIM Funds' Board since
                    1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' Board in
                    AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P
                    500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone. For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S. Aggregate
                    Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year.
                    Overseas markets followed a similar pattern, with quite robust double-digit performance across the board, most of it produced during the second half of the year.

                    All in all, 2004 was a good year for American investors, with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                         o U.S. gross domestic product (GDP) rose each quarter during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at 3.5%, above the post-World War II average of 3.4%.

                         o The Institute for Supply Management's manufacturing and non-manufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during December and remained in very strong territory.

                         o Thomson First Call, which tracks corporate earnings and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                        Of course, none of this can guarantee that 2005 will be
                    another good year. Over the short term, the only sure thing about the investment markets is their unpredictability.
                    Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                    YOUR FUND

                    The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often.
                    Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                        As always, AIM is committed to building solutions for
                    your investment goals, and we thank you for your participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                       /s/ MARK H. WILLIAMSON

                    Robert H. Graham                           Mark H. Williamson
                    Chairman, AIM Investments                  CEO & President, AIM
                    President & Vice Chairman, AIM Funds       Investments Trustee, AIM Funds

                    January 28, 2005

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM INTERNATIONAL SMALL COMPANY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                MARKET CONDITIONS AND YOUR FUND

It was another banner year for               stocks that are not followed by many          During the fiscal year, foreign markets
international markets and small-cap          analysts, gave the fund a competitive         outperformed domestic markets by
stocks. For the second consecutive year,     edge.                                         approximately a two to one margin.
foreign markets produced double-digits                                                     Beyond higher prices for foreign stocks,
gains. In addition, 2004 proved to be        HOW WE INVEST                                 the market's focus changed in 2004. For
the third year in a row that foreign                                                       instance, during much of 2003,
markets outperformed their U.S.              On 12/30/04 the name of the fund changed      distressed or highly leveraged companies
counterparts.                                from AIM International Emerging Growth        were in favor. That sentiment reversed
                                             Fund to AIM International Small Company       in 2004 as stocks with strong earnings,
========================================     Fund. Although the name has changed our       cash flow and reasonable valuations were
FUND VS. INDEXES                             investment philosophy remains the same.       rewarded by the market. This environment
                                                                                           clearly fits with our investment
TOTAL RETURNS, 12/31/03-12/31/04,                Our investment strategy is based on       strategy and is underscored by the
EXCLUDING APPLICABLE SALES CHARGES. IF       the principle that strong earnings can        fund's performance during the reporting
SALES CHARGES WERE INCLUDED, RETURNS         drive stock prices. Therefore, we look        period.
WOULD BE LOWER.                              for certain attributes in companies when
                                             selecting stocks for the fund. We focus           For several years, foreign small-cap
Class A Shares                    35.83%     on foreign small-cap companies with           stocks have outperformed their large-cap
                                             accelerating earnings and revenues,           peers, yet they still trade at a
Class B Shares                    34.94      strong cash flow generation and high          discount. This trend benefits the fund
                                             return on invested capital which also         in two ways: the strong performance of
Class C Shares                    35.06      have reasonable valuations. Conversely,       foreign small-caps helps boost absolute
                                             we might sell a position if a company's       and relative fund returns, while their
MSCI EAFE Index (Broad Market                earnings outlook deteriorates.                discounted price makes them a good fit
Index)                            20.25                                                    for our investment philosophy as we look
                                                 We select investments on a                for reasonably priced stocks.
MSCI All Country (AC) World                  stock-by-stock basis. This means we
Free Ex-U.S.A. Growth Index                  follow a bottom-up investment approach,           European markets produced some of
(Style-Specific Index)            17.07      focusing on individual stocks, not            the best regional returns over the
                                             sector or country trends. Another             period. In fact, of the 16 countries
Lipper International Small/                  important component of our investment         that comprise the MSCI Europe Index, all
Mid-Cap Growth Fund Index (Peer              strategy is that we do not hedge              posted positive returns on a
Group Index)                      23.48      currencies. We believe foreign currency       dollar-denominated basis. On a regional
                                             exposure increases the diversification        basis, we had the most exposure to
Source: Lipper, Inc.                         benefit of international investing.           Europe and European stocks also
========================================                                                   contributed the most to fund
                                                                                           performance. Within Europe, we continue
    As the table above illustrates, the                                                    to look for the best stocks, not country
fund outperformed all of its benchmarks                                                    economics. For instance, despite
for the year. We attribute the fund's                                                      Germany's troubled economy, we still
higher return to several factors: the                                                      invest in
strong performance of international
small-cap stocks (the MSCI EAFE Index is
comprised primarily of large-caps) along
with strong stock and sector exposure.
In addition, our willingness and ability
to identify and purchase attractive


====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*
By sector
                                              1. Trican Well Service Ltd.                   1. Diversified Banks               5.3%
1. Consumer Discretionary          28.7%         (Canada)                        2.1%
                                                                                            2. Diversified Commercial
2. Industrials                     19.6       2. CryptoLogic Inc. (Canada)       2.0           Services                        5.0

3. Financials                      14.1       3. Aktiv Kapital A.S.A. (Norway)   1.7        3. Construction & Engineering      4.1

4. Information Technology          10.2       4. Techem A.G. (Germany)           1.6        4. Casinos & Gaming                4.1

5. Energy                           7.5       5. Bijou Brigitte Modische                    5. Oil & Gas Equipment & Services  4.0
                                                 Accessoires A.G. (Germany)      1.5
6. Consumer Staples                 5.4                                                     6. Industrial Machinery            3.6
                                              6. Aalberts Industries N.V.
7. Health Care                      2.6          (Netherlands)                   1.5        7. Oil & Gas Exploration &
                                                                                               Production                      3.0
8. Telecommunication Services       1.9       7. Leica Geosystems A.G.
                                                 (Switzerland)                   1.5        8. Industrial Conglomerates        2.9
9. Materials                        1.6
                                              8. Great Canadian Gaming Corp.                9. Electronic Equipment
   Money Market Funds Plus                       (Canada)                        1.5           Manufacturers                   2.8
   Other Assets Less Liabilities    8.4
                                              9. Andritz A.G. (Austria)          1.4       10. Auto Parts & Equipment          2.3

                                             10. TGS Nopec Geophysical
                                                 Co. A.S.A. (Norway)             1.2

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

* Excluding money market fund holdings.
====================================================================================================================================

German stocks we find attractive. In         relatively low weights in the portfolio.      The views and opinions expressed in
fact, two of the fund's top-10 holdings      Taro Pharmaceutical, an Israeli drug          Management's Discussion of Fund
are German.                                  company, declined during the year and         Performance are those of A I M Advisors,
                                             proved a drag on fund returns. Although       Inc. These views and opinions are
    Asia/Pacific Rim markets also            the stock has performed well for the          subject to change at any time based on
rallied in 2004. Despite a                   fund in the past, given unresolved drug       factors such as market and economic
second-quarter decline amid concerns         trials and a sell-off in the entire           conditions. These views and opinions may
over the country's oil dependence,           generic drug industry, the stock              not be relied upon as investment advice
Japanese markets recovered to post           declined significantly. It reported a         or recommendations, or as an offer for a
positive results and Australian markets      profit warning and we sold the position.      particular security. The information is
posted new highs during the year.                                                          not a complete analysis of every aspect
Meanwhile, China continued its efforts           Foreign exchange proved quite             of any market, country, industry,
to slow its economy through a variety of     favorable for the fund. As mentioned          security or the Fund. Statements of fact
measures including an interest rate hike     earlier, we don't hedge currencies so         are from sources considered reliable,
of 27 basis points (0.27%).                  strong foreign currency appreciation          but A I M Advisors, Inc. makes no
                                             helped boost fund returns. During the         representation or warranty as to their
    Rising commodity prices, for oil in      fiscal year, the euro hit an all-time         completeness or accuracy. Although
particular, made headlines throughout        high against the U.S. dollar. Meanwhile,      historical performance is no guarantee
the year as oil reached more than $50 a      the Canadian dollar, British pound,           of future results, these insights may
barrel in October. Commodity exporting       Australian dollar and Japanese yen also       help you understand our investment
countries such as Canada benefited from      gained ground.                                management philosophy.
the trend. On a sector basis, energy
stocks produced the highest returns for      IN CLOSING                                        See important fund and index
the fund with Trican Well Service, a                                                          disclosures inside front cover.
Canadian oil service company, one our        Despite a second year of double-digit
top contributors for the year. The           returns, international small-cap stocks
company is a good example of the type of     continued to trade at a discount to both                       JASON T. HOLZER,
stock we like to have in the portfolio.      the U.S. market and their foreign                              Chartered Financial
The company has a clean balance sheet,       large-cap peers on both a                          [HOLZER     Analyst, senior
strong market position and high return       price-to-earnings and price-to-cash-flow           PHOTO]      portfolio manager is
on equity.                                   valuation basis. Given the attractive                          co-lead manager of AIM
                                             valuations of foreign small caps and                           International Small
    On a sector basis, the fund posted       their abundance, we continued to find         Company Fund. Mr. Holzer joined AIM in
double-digit returns in all but the          reasonably priced stocks that fit the         1996. He received a B.A. in quantitative
utilities sector. Our largest exposure       fund's investment strategy. We are            economics and an M.S. in
was to the consumer discretionary            pleased to report another strong year         engineering-economic systems from
sector. Stocks in this group often have      for foreign markets and to provide            Stanford University.
attractive valuations, good growth           shareholders with excellent absolute and
prospects and high cash flow--exactly        relative returns for the fiscal year.                          BARRETT K. SIDES,
the type of attributes we look for when                                                                     senior portfolio
selecting stocks for the portfolio.          ========================================           [SIDES      manager, is co-lead
                                             TOTAL NET ASSETS          $353.3 MILLION           PHOTO]      manager of AIM
    Given our performance for the year,                                                                     International Small
we have few detractors to report, all of     TOTAL NUMBER OF HOLDINGS*            143                       Company Fund. He joined
which had                                    ========================================      AIM in 1990. Mr. Sides graduated with a
                                                                                           B.S. in economics from Bucknell
========================================                                                   University. He also received a master's
TOP 10 COUNTRIES                                                                           in international business from the
                                                                                           University of St. Thomas.
 1.  Canada                        20.0%
                                                                                                            SHUXIN CAO, Chartered
 2.  United Kingdom                10.7                                                                     Financial Analyst,
                                                                                                [CAO        portfolio manager is
 3.  Japan                          5.7                                                         PHOTO]      manager of AIM
                                                                                                            International Small
 4.  France                         5.3                                                                     Company Fund. He joined
                                                                                           AIM in 1997. Mr. Cao graduated from
 5.  Germany                        5.1                                                    Tianjin Foreign Language Institute with
                                                                                           a B.A. in English. He also received an
 6.  Norway                         4.1                                                    M.B.A. from Texas A&M University and is
                                                                                           a Certified Public Accountant.
 7.  Switzerland                    4.0
                                                                                                            BORGE ENDRESEN,
 8.  Cayman Islands                 3.7                                                                     Chartered Financial
                                                                                              [ENDRESEN     Analyst, portfolio
 9.  Ireland                        3.4                                                        PHOTO]       manager, is manager of
                                                                                                            AIM International Small
10. Netherlands                     3.1                                                                     Company Fund. He joined
========================================                                                   AIM in 1999 and graduated summa cum
                                                                                           laude from the University of Oregon with
                                                                                           a B.S. in finance. He also earned an
                                                                                           M.B.A. from The University of Texas at
                                                                                           Austin.

                                                                                           Assisted by Asia/Latin America Team and
                                                                                           European/Canada Team

                                                                                                    [RIGHT ARROW GRAPHIC]

                                                                                            FOR A PRESENTATION OF YOUR FUND'S
                                                                                            LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                            TURN TO PAGE 5.

AIM INTERNATIONAL SMALL COMPANY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this           account balance or expenses you paid for
                                             table, together with the amount you           the period. You may use this information
As a shareholder of the Fund, you incur      invested, to estimate the expenses that       to compare the ongoing costs of
two types of costs: (1) transaction          you paid over the period. Simply divide       investing in the Fund and other funds.
costs, which may include sales charges       your account value by $1,000 (for             To do so, compare this 5% hypothetical
(loads) on purchase payments; contingent     example, an $8,600 account value divided      example with the 5% hypothetical
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the           examples that appear in the shareholder
and redemption fees, if any; and (2)         result by the number in the table under       reports of the other funds.
ongoing costs, including management          the heading entitled "Actual Expenses
fees; distribution and/or service fees       Paid During Period" to estimate the               Please note that the expenses shown
(12b-1); and other Fund expenses. This       expenses you paid on your account during      in the table are meant to highlight your
example is intended to help you              this period.                                  ongoing costs only and do not reflect
understand your ongoing costs (in                                                          any transactional costs, such as sales
dollars) of investing in the fund and to     HYPOTHETICAL EXAMPLE FOR COMPARISON           charges (loads) on purchase payments,
compare these costs with ongoing costs       PURPOSES                                      contingent deferred sales charges on
of investing in other mutual funds. The                                                    redemptions, and redemption fees, if
example is based on an investment of         The table below also provides                 any. Therefore, the hypothetical
$1,000 invested at the beginning of the      information about hypothetical account        information is useful in comparing
period and held for the entire period,       values and hypothetical expenses based        ongoing costs only, and will not help
July 1, 2004-December 31, 2004.              on the fund's actual expense ratio and        you determine the relative total costs
                                             an assumed rate of return of 5% per year      of owning different funds. In addition,
ACTUAL EXPENSES                              before expenses, which is not the fund's      if these transactional costs were
                                             actual return. The hypothetical account       included, your costs would have been
The table below provides information         values and expenses may not be used to        higher.
about actual account values and actual       estimate your actual ending
expenses.

====================================================================================================================================
                                                     ACTUAL                                HYPOTHETICAL
                                                                               (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT     ENDING ACCOUNT           EXPENSES         ENDING ACCOUNT           EXPENSES
SHARE               VALUE                VALUE               PAID DURING           VALUE               PAID DURING
CLASS             (7/1/04)           (12/31/04)(1)            PERIOD(2)          (12/31/04)             PERIOD(2)
A                $1,000.00            $1,260.30                $10.34            $1,015.99               $ 9.22
B                 1,000.00             1,255.40                 14.00             1,012.72                12.50
C                 1,000.00             1,256.40                 14.01             1,012.72                12.50

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 26.03%, 25.54%, and 25.64% for Classes A, B, and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.82%, 2.47%, and 2.47% for Classes A, B, and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

====================================================================================================================================

                                                                                        [ARROW           For More Information Visit
                                                                                        BUTTON               AIMinvestments.com
                                                                                        IMAGE]

AIM INTERNATIONAL SMALL COMPANY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   8/31/00-12/31/04

    Your fund's total return includes
reinvested distributions, applicable                                         [MOUNTAIN CHART]
sales charges, fund expenses and
management fees. Results for Class B                         AIM             AIM              AIM                          MSCI
shares are calculated as if a                           INTERNATIONAL   INTERNATIONAL     INTERNATIONAL                ALL COUNTRY
hypothetical shareholder had liquidated                 SMALL COMPANY   SMALL COMPANY     SMALL COMPANY              (AC) WORLD FREE
his entire investment in the fund at the                     FUND            FUND              FUND       MSCI EAFE   EX-USA GROWTH
close of the reporting period and paid        DATE      CLASS A SHARES  CLASS B SHARES    CLASS C SHARES    INDEX         INDEX
the applicable contingent deferred sales    8/31/00        $ 9450           $10000           $10000        $10000        $10000
charges. Index results include                 9/00          8930             9450             9450          9513          9244
reinvested dividends, but they do not         10/00          8250             8720             8730          9288          8720
reflect sales charges. Performance of an      11/00          7172             7581             7590          8940          8226
index of funds reflects fund expenses         12/00          7532             7951             7950          9258          8345
and management fees; performance of a          1/01          8146             8591             8600          9253          8487
market index does not. Performance shown       2/01          7126             7511             7520          8559          7529
in the chart does not reflect deduction        3/01          6237             6570             6580          7989          6956
of taxes a shareholder would pay on fund       4/01          6577             6931             6930          8544          7436
distributions or sale of fund shares.          5/01          6719             7080             7079          8242          7177
Performance of the indexes does not            6/01          6577             6930             6919          7905          6838
reflect the effects of taxes.                  7/01          6502             6850             6839          7761          6657
                                               8/01          6388             6720             6709          7565          6345
                                               9/01          5557             5841             5839          6799          5696
                                              10/01          6076             6381             6379          6973          5940
                                              11/01          6502             6821             6819          7230          6294
                                              12/01          6742             7071             7070          7273          6390
                                               1/02          6752             7071             7070          6886          6096
                                               2/02          6837             7171             7159          6935          6175
                                               3/02          7245             7591             7580          7343          6461
                                               4/02          7379             7731             7720          7358          6476
                                               5/02          7616             7971             7970          7451          6485
                                               6/02          7626             7981             7970          7155          6276
                                               7/02          6932             7251             7240          6448          5619
                                               8/02          6876             7191             7180          6434          5594
                                               9/02          6296             6571             6570          5743          5103
                                              10/02          6410             6691             6690          6051          5395
                                              11/02          6552             6831             6830          6326          5581
                                              12/02          6562             6841             6840          6113          5448
                                               1/03          6638             6911             6910          5858          5213
                                               2/03          6629             6901             6900          5724          5116
                                               3/03          6705             6981             6970          5611          5058
                                               4/03          7227             7511             7510          6161          5487
                                               5/03          7883             8201             8189          6535          5793
                                               6/03          8158             8481             8479          6693          5919
                                               7/03          8481             8801             8799          6855          6020
                                               8/03          8890             9231             9219          7020          6175
                                               9/03          9460             9811             9799          7236          6360
                                              10/03         10438            10821            10809          7687          6736
                                              11/03         10770            11152            11149          7858          6888
                                              12/03         11491            11892            11880          8472          7351
                                               1/04         12034            12452            12439          8592          7510
                                               2/04         12594            13032            13019          8790          7671
                                               3/04         12661            13082            13079          8840          7678
                                               4/04         12233            12642            12629          8640          7413
                                               5/04         12052            12453            12439          8658          7404
                                               6/04         12385            12783            12769          8859          7505
                                               7/04         12090            12463            12459          8571          7220
                                               8/04         12290            12674            12659          8609          7260
                                               9/04         12946            13334            13329          8834          7484
                                              10/04         13497            13905            13889          9136          7730
                                              11/04         14734            15165            15158          9760          8265
                                              12/04        $15610           $15844           $16044        $10188         $8606
                                                                                                                Source: Lipper, Inc.

                                             ========================================          Class A share performance reflects
                                             AVERAGE ANNUAL TOTAL RETURNS                  the maximum 5.50% sales charge, and
                                                                                           Class B and Class C share performance
                                             As of 12/31/04, including applicable          reflects the applicable contingent
                                             sales charges                                 deferred sales charge (CDSC) for the
                                                                                           period involved. The CDSC on Class B
                                             CLASS A SHARES                                shares declines from 5% beginning at the
                                             Inception (8/31/00)               10.82%      time of purchase to 0% at the beginning
                                             1 Year                            28.39       of the seventh year. The CDSC on Class C
                                                                                           shares is 1% for the first year after
                                             CLASS B SHARES                                purchase.
                                             Inception (8/31/00)               11.20%
                                             1 Year                            29.94           The performance of the fund's share
                                                                                           classes will differ due to different
                                             CLASS C SHARES                                sales charge structures and class
                                             Inception (8/31/00)               11.53%      expenses.
                                             1 Year                            34.06
                                             ========================================          A redemption fee of 2% will be
                                                                                           imposed on certain redemptions or
                                             The performance data quoted represent         exchanges out of the fund within 30 days
                                             past performance and cannot guarantee         of purchase. Exceptions to the
                                             comparable future results; current            redemption fee are listed in the fund's
                                             performance may be lower or higher.           prospectus.
                                             Please visit AIMinvestments.com for the
                                             most recent month-end performance.                Had the advisor not waived fees
                                             Performance figures reflect reinvested        and/or reimbursed expenses, performance
                                             distributions, changes in net asset           would have been lower.
                                             value and the effect of the maximum
                                             sales charge unless otherwise stated.
                                             Investment return and principal value
                                             will fluctuate so that you may have a
                                             gain or loss when you sell shares.
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS--91.61%

AUSTRALIA-1.82%

Computershare Ltd. (Data Processing &
  Outsourced Services)(a)                         260,000   $  1,154,064
------------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)                        97,000      2,223,526
------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)(a)                                  263,900      1,475,197
------------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)(a)                  156,100      1,565,853
========================================================================
                                                               6,418,640
========================================================================

AUSTRIA-1.41%

Andritz A.G. (Industrial Machinery)(a)             65,700      4,989,898
========================================================================

BERMUDA-2.11%

Central European Media Enterprises Ltd.-Class
  A (Broadcasting & Cable TV)(b)                   79,050      3,081,527
------------------------------------------------------------------------
Giordano International Ltd. (Apparel
  Retail)(a)                                    2,698,000      1,692,553
------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(a)(b)       34,070,000      2,451,415
------------------------------------------------------------------------
Top Form International Ltd. (Apparel,
  Accessories & Luxury Goods)(a)                  986,000        233,097
========================================================================
                                                               7,458,592
========================================================================

BRAZIL-1.99%

Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar-ADR (Hypermarkets & Super
  Centers)                                         62,000      1,587,200
------------------------------------------------------------------------
Natura Cosmeticos S.A. (Personal Products)
  (Acquired 11/10/04-12/13/04; Cost
  $1,794,994)(c)                                   80,100      2,337,255
------------------------------------------------------------------------
Perdigao S.A.-Pfd. (Packaged Foods & Meats)        77,300      1,667,654
------------------------------------------------------------------------
Sadia S.A.-Pfd. (Packaged Foods & Meats)          632,700      1,424,528
========================================================================
                                                               7,016,637
========================================================================

CANADA-19.98%

Aastra Technologies Ltd. (Communications
  Equipment)(b)                                    79,400      1,386,040
------------------------------------------------------------------------
ADDENDA Capital Inc. (Investment Banking &
  Brokerage) (Acquired 12/03/04; Cost
  $2,847,571)(b)(c)(d)(e)                         200,000      4,102,009
------------------------------------------------------------------------
AKITA Drilling Ltd.-Class A (Oil & Gas
  Drilling)                                        80,820      1,798,839
------------------------------------------------------------------------
Badger Income Fund (Construction &
  Engineering)                                    264,140      3,819,739
------------------------------------------------------------------------
BMTC Group, Inc.-Class A (Specialty Stores)       147,564      1,559,315
------------------------------------------------------------------------
Ceramic Protection Corp. (Aerospace &
  Defense)(b)                                     116,400      2,895,836
------------------------------------------------------------------------
Crew Energy Inc. (Oil & Gas Exploration &
  Production)(b)                                  347,400      2,413,604
------------------------------------------------------------------------
CryptoLogic Inc. (Internet Software &
  Services)                                       282,090      7,034,353
------------------------------------------------------------------------
Exco Technologies Ltd. (Industrial Machinery)     166,400      1,041,168
------------------------------------------------------------------------
Extendicare Inc.-Class A (Health Care
  Facilities)(b)                                  124,540      1,600,984
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
CANADA-(CONTINUED)

FirstService Corp. (Diversified Commercial
  Services)(b)                                    131,600   $  2,146,158
------------------------------------------------------------------------
Great Canadian Gaming Corp. (Casinos &
  Gaming)(b)                                      139,040      5,264,975
------------------------------------------------------------------------
Groupe Laperriere & Verreault Inc.-Class A
  (Industrial Machinery)(b)                        50,300        935,395
------------------------------------------------------------------------
Kingsway Financial Services Inc. (Property &
  Casualty Insurance)(b)                          144,000      2,276,490
------------------------------------------------------------------------
Lions Gate Entertainment Corp. (Movies &
  Entertainment)(b)                               275,080      2,921,350
------------------------------------------------------------------------
Reitmans (Canada) Ltd.-Class A (Apparel
  Retail)                                         113,000      2,689,021
------------------------------------------------------------------------
StarPoint Energy Ltd. (Oil & Gas Exploration
  & Production)(b)                                643,100      2,835,986
------------------------------------------------------------------------
Telesystem International Wireless Inc.
  (Wireless Telecommunication Services)(b)        169,990      1,902,372
------------------------------------------------------------------------
Total Energy Services Ltd. (Oil & Gas
  Equipment & Services)(b)                        354,190      2,012,828
------------------------------------------------------------------------
Transat A.T. Inc. (Airlines)(b)                    69,350      1,390,635
------------------------------------------------------------------------
Trican Well Service Ltd. (Oil & Gas Equipment
  & Services)(b)                                  137,080      7,584,823
------------------------------------------------------------------------
Vanguard Response Systems Inc. (Specialty
  Chemicals)(b)                                   436,000      1,832,009
------------------------------------------------------------------------
Wajax Ltd. (Industrial Machinery)(b)              141,870      1,676,211
------------------------------------------------------------------------
West Energy Ltd. (Oil & Gas Exploration &
  Production)(b)                                  620,000      2,950,784
------------------------------------------------------------------------
Western Oil Sands Inc.-Class A (Oil & Gas
  Exploration & Production)(b)                     68,900      2,399,189
------------------------------------------------------------------------
Workbrain Corp. (Application Software)(b)         148,300      2,127,297
========================================================================
                                                              70,597,410
========================================================================

CAYMAN ISLANDS-3.74%

China Mengniu Dairy Co. Ltd. (Packaged Foods
  & Meats)(b)                                   1,766,000      1,385,936
------------------------------------------------------------------------
Chitaly Holdings Ltd. (Home Furnishings)(a)     1,684,000      1,378,213
------------------------------------------------------------------------
Global Bio-chem Technology Group Co.
  Ltd.-Wts., expiring 05/31/07
  (Biotechnology)(f)                              114,250          5,438
------------------------------------------------------------------------
Golden Meditech Co. Ltd. (Health Care
  Equipment)                                    2,744,000        691,931
------------------------------------------------------------------------
Hengan International Group Co. Ltd. (Personal
  Products)(a)                                  2,558,000      1,679,118
------------------------------------------------------------------------
Luen Thai Holdings Ltd. (Distributors)
  (Acquired 07/09/04-10/25/04; Cost
  $1,225,048)(b)(c)                             2,705,000      1,400,734
------------------------------------------------------------------------
Norstar Founders Group Ltd. (Auto Parts &
  Equipment)(a)                                 2,000,000        455,728
------------------------------------------------------------------------
Sa Sa International Holdings Ltd. (Specialty
  Stores)(a)                                    2,896,000      1,555,574
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
CAYMAN ISLANDS-(CONTINUED)

Shanda Interactive Entertainment Ltd.-ADR
  (Home Entertainment Software)(b)(c)              59,950   $  2,547,875
------------------------------------------------------------------------
Solomon Systech International Ltd.
  (Semiconductors)(a)                           8,546,000      2,118,521
========================================================================
                                                              13,219,068
========================================================================

CHINA-0.97%

Tong Ren Tang Technologies Co. Ltd.-Class H
  (Pharmaceuticals)                               400,000        877,419
------------------------------------------------------------------------
Weiqiao Textile Co. Ltd.-Class H (Textiles)
  (Acquired 09/19/03-10/25/04; Cost
  $1,237,509)(a)(c)                               927,000      1,460,027
------------------------------------------------------------------------
Yantai North Andre Juice Co. Ltd.-Class H
  (Packaged Foods & Meats)                      8,265,000      1,084,590
========================================================================
                                                               3,422,036
========================================================================

DENMARK-0.72%

Topdanmark A.S. (Multi-Line Insurance)(a)(b)       32,443      2,554,177
========================================================================

FINLAND-0.60%

Nokian Renkaat Oyj (Tires & Rubber)(a)             14,045      2,122,685
========================================================================

FRANCE-5.30%

Camaieu (Apparel Retail)(a)                        28,615      2,841,018
------------------------------------------------------------------------
Eiffage S.A. (Construction & Engineering)
  (Acquired 03/26/04-11/22/04; Cost
  $2,562,122)(a)(c)                                33,370      3,855,876
------------------------------------------------------------------------
Elior (Restaurants)(a)                            291,300      3,311,990
------------------------------------------------------------------------
Eramet SLN (Diversified Metals & Mining)           15,600      1,400,885
------------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)(a)                                    49,320      3,397,255
------------------------------------------------------------------------
Trigano (Leisure Products)(a)                      47,375      3,912,266
========================================================================
                                                              18,719,290
========================================================================

GERMANY-5.13%

Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)(a)         40,430      5,354,713
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 01/30/02-02/13/04; Cost
  $933,270)(a)(c)                                  11,819      3,246,411
------------------------------------------------------------------------
Rheinmetall A.G.-Pfd. (Industrial
  Conglomerates)(a)                                77,161      4,022,723
------------------------------------------------------------------------
Techem A.G. (Diversified Commercial
  Services)(b)                                    151,280      5,489,403
========================================================================
                                                              18,113,250
========================================================================

GREECE-1.32%

Germanos S.A. (Computer & Electronics
  Retail)(a)                                       69,821      2,062,989
------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)(a)                                    88,200      2,608,088
========================================================================
                                                               4,671,077
========================================================================

HONG KONG-1.52%

Dah Sing Banking Group Ltd. (Diversified
  Banks)                                          753,840      1,561,448
------------------------------------------------------------------------
Dah Sing Financial Group (Diversified
  Banks)(a)                                        95,200        739,152
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
HONG KONG-(CONTINUED)

Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-08/19/04;
  Cost $639,888)(a)(c)                            600,000   $  1,307,691
------------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)(a)        252,000      1,770,888
========================================================================
                                                               5,379,179
========================================================================

INDIA-1.66%

Bharat Forge Ltd. (Auto Parts & Equipment)         52,290      1,291,131
------------------------------------------------------------------------
Bharat Forge Ltd.-Wts., expiring 09/30/06
  (Auto Parts & Equipment)(f)                       1,245          4,726
------------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)(a)             172,000      2,058,543
------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.
  (Thrifts & Mortgage Finance)                     78,000      1,374,645
------------------------------------------------------------------------
Wockhardt Ltd. (Pharmaceuticals)                  141,600      1,152,149
========================================================================
                                                               5,881,194
========================================================================

IRELAND-3.44%

Anglo Irish Bank Corp. PLC (Diversified
  Banks)(a)                                       155,365      3,767,734
------------------------------------------------------------------------
Depfa Bank PLC (Diversified Banks)(a)              72,910      1,223,650
------------------------------------------------------------------------
Grafton Group PLC (Trading Companies &
  Distributors)(b)(g)                             239,830      2,602,635
------------------------------------------------------------------------
Kingspan Group PLC (Building Products)            272,900      2,609,831
------------------------------------------------------------------------
Paddy Power PLC (Casinos & Gaming)(a)             131,800      1,936,620
========================================================================
                                                              12,140,470
========================================================================

ITALY-0.97%

Lottomatica S.p.A. (Casinos & Gaming)(a)           94,400      3,442,914
========================================================================

JAPAN-5.67%

ARGO GRAPHICS Inc. (IT Consulting & Other
  Services)(a)                                     57,500      1,490,054
------------------------------------------------------------------------
Clarion Co., Ltd. (Consumer
  Electronics)(a)(b)                            1,057,000      2,491,159
------------------------------------------------------------------------
Daiwa House Industry Co., Ltd.
  (Homebuilding)(a)                                94,000      1,071,125
------------------------------------------------------------------------
Mars Engineering Corp. (Leisure Products)(a)       60,100      2,038,437
------------------------------------------------------------------------
NEOMAX Co., Ltd. (Electrical Components &
  Equipment)(a)                                   120,000      2,129,373
------------------------------------------------------------------------
NHK Spring Co., Ltd. (Auto Parts &
  Equipment)(a)                                   414,000      2,836,491
------------------------------------------------------------------------
NOK Corp. (Auto Parts & Equipment)(a)              23,000        721,291
------------------------------------------------------------------------
OMRON Corp. (Electronic Equipment
  Manufacturers)(a)                                74,600      1,780,940
------------------------------------------------------------------------
Sekisui Chemical Co., Ltd. (Homebuilding)(a)      172,000      1,260,549
------------------------------------------------------------------------
Stanley Electric Co., Ltd. (Auto Parts &
  Equipment)(a)                                   171,800      2,951,252
------------------------------------------------------------------------
USS Co., Ltd. (Specialty Stores)(a)                15,100      1,268,471
========================================================================
                                                              20,039,142
========================================================================

LUXEMBOURG-0.55%

SBS Broadcasting S.A. (Broadcasting & Cable
  TV)(b)                                           48,470      1,949,948
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MALAYSIA-0.71%

Maxis Communications Berhad (Wireless
  Telecommunication Services)(a)                  476,600   $  1,173,216
------------------------------------------------------------------------
Public Bank Berhad (Diversified Banks)(a)         672,950      1,345,072
========================================================================
                                                               2,518,288
========================================================================

MEXICO-1.46%

Consorcio ARA, S.A. de C.V. (Homebuilding)(b)     463,100      1,393,251
------------------------------------------------------------------------
Corporacion GEO, S.A. de C.V.-Series B
  (Homebuilding)(b)                               687,600      1,377,052
------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.-Class O
  (Diversified Banks)                             380,600      2,399,472
========================================================================
                                                               5,169,775
========================================================================

NETHERLANDS-3.07%

Aalberts Industries N.V. (Industrial
  Conglomerates)(a)                               110,121      5,318,731
------------------------------------------------------------------------
Axalto Holding N.V. (Computer Storage &
  Peripherals)(b)                                  44,400      1,153,378
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)(a)                                  87,100      4,363,990
========================================================================
                                                              10,836,099
========================================================================

NORWAY-4.11%

Aktiv Kapital A.S.A. (Specialized Finance)        266,554      5,930,940
------------------------------------------------------------------------
Ekornes A.S.A. (Home Furnishings)(a)               41,336        896,813
------------------------------------------------------------------------
Schibsted A.S.A. (Publishing)(a)                  117,000      3,307,014
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)(b)                     171,780      4,372,914
========================================================================
                                                              14,507,681
========================================================================

PHILIPPINES-0.45%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication
  Services)(a)(b)                                  64,500      1,583,886
========================================================================

PORTUGAL-0.61%

SonaeCom, SGPS, S.A. (Wireless
  Telecommunication Services)(a)(b)               417,600      2,148,697
========================================================================

SINGAPORE-1.39%

Keppel Corp. Ltd. (Industrial
  Conglomerates)(a)                               148,000        780,244
------------------------------------------------------------------------
Keppel Land Ltd. (Real Estate Management &
  Development)(a)                               1,184,000      1,632,819
------------------------------------------------------------------------
SembCorp Logistics Ltd. (Marine Ports &
  Services)                                     1,032,000      1,093,904
------------------------------------------------------------------------
Sunningdale Precision Industries Ltd.
  (Industrial Machinery)(a)                     2,918,000      1,388,048
========================================================================
                                                               4,895,015
========================================================================

SOUTH AFRICA-0.84%

Massmart Holdings Ltd. (Hypermarkets & Super
  Centers)                                        369,600      2,954,791
========================================================================

SOUTH KOREA-2.26%

Cheil Communications Inc. (Advertising)(a)(b)       8,600      1,249,390
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SOUTH KOREA-(CONTINUED)

CJ Corp. (Packaged Foods & Meats)(a)(b)            26,610   $  1,812,301
------------------------------------------------------------------------
Core Logic (Electronic Manufacturing
  Services)                                        56,310      1,770,567
------------------------------------------------------------------------
Hana Bank (Diversified Banks)(a)(b)                53,600      1,334,964
------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(a)(b)                        55,400      1,807,429
========================================================================
                                                               7,974,651
========================================================================

SPAIN-0.97%

Corporacion Mapfre S.A. (Multi-Line
  Insurance)(a)                                   151,830      2,231,423
------------------------------------------------------------------------
Gestevision Telecinco S.A. (Broadcasting &
  Cable TV) (Acquired 06/23/04; Cost
  $712,386)(b)(c)                                  58,000      1,194,317
========================================================================
                                                               3,425,740
========================================================================

SWITZERLAND-3.96%

Amazys Holding A.G. (Diversified Commercial
  Services)(a)                                     60,000      3,253,736
------------------------------------------------------------------------
Leica Geosystems A.G. (Electronic Equipment
  Manufacturers)(a)(b)                             17,200      5,268,679
------------------------------------------------------------------------
SAIA-Burgess Electronics A.G. (Electronic
  Equipment Manufacturers)(a)                       4,950      2,945,314
------------------------------------------------------------------------
Saurer A.G. (Industrial Machinery)(a)(b)           43,400      2,541,197
========================================================================
                                                              14,008,926
========================================================================

TAIWAN-1.54%

Catcher Technology Co., Ltd. (Computer
  Storage & Peripherals)(a)                       599,200      1,977,266
------------------------------------------------------------------------
Hotai Motor Co. Ltd. (Automobile
  Manufacturers)(a)                               990,000      2,032,484
------------------------------------------------------------------------
Merry Electronics Co., Ltd. (Consumer
  Electronics)(a)                                 555,954      1,331,950
------------------------------------------------------------------------
Novatek Microelectronics Corp., Ltd.
  (Semiconductors)(a)                              31,194        109,469
========================================================================
                                                               5,451,169
========================================================================

THAILAND-0.68%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                     1,925,000      2,410,098
========================================================================

UNITED KINGDOM-10.66%

Admiral Group PLC (Property & Casualty
  Insurance) (Acquired 09/23/04-12/29/04;
  Cost $1,450,709)(b)(c)                          278,800      1,724,891
------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)(a)                                 395,600      2,388,216
------------------------------------------------------------------------
Cattles PLC (Consumer Finance)                    254,720      1,793,363
------------------------------------------------------------------------
Enterprise Inns PLC (Restaurants)(a)              180,740      2,748,192
------------------------------------------------------------------------
Findel PLC (Catalog Retail)(a)                    222,900      2,027,327
------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial
  Services)                                       295,800      4,324,066
------------------------------------------------------------------------
Johnston Press PLC (Publishing)(a)                173,390      1,800,422
------------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)(a)                                     182,720      1,678,225
------------------------------------------------------------------------
McBride PLC (Household Products)(a)             1,134,010      3,065,224
------------------------------------------------------------------------
NDS Group PLC-ADR (Application Software)(b)        98,300      3,349,966
------------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                       244,225      2,440,996
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Sportingbet PLC (Casinos & Gaming)(a)(b)        1,036,600   $  3,757,147
------------------------------------------------------------------------
T&F Informa PLC (Publishing)                      404,614      2,930,198
------------------------------------------------------------------------
Warner Chilcott PLC (Pharmaceuticals)              70,200      1,158,176
------------------------------------------------------------------------
WS Atkins PLC (Diversified Commercial
  Services)(a)                                    181,355      2,483,866
========================================================================
                                                              37,670,275
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $239,167,228)                          323,690,698
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-8.29%

Liquid Assets Portfolio-Institutional
  Class(h)                                     14,652,276   $ 14,652,276
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(h)    14,652,276     14,652,276
========================================================================
    Total Money Market Funds (Cost
      $29,304,552)                                            29,304,552
========================================================================
TOTAL INVESTMENTS-99.90% (Cost $268,471,780)                 352,995,250
========================================================================
OTHER ASSETS LESS LIABILITIES-0.10%                              343,237
========================================================================
NET ASSETS-100.00%                                          $353,338,487
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $178,575,072, which represented 50.59% of the Fund's Total Investments. See
    Note 1A.
(b) Non-income producing security.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $20,629,211, which represented 5.84% of the Fund 's Net Assets. Unless otherwise indicated these securities are not considered to be illiquid.
(d) Security considered to be illiquid. The market value of this security considered illiquid at December 31, 2004 represented 1.16% of the Fund's Net Assets.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 1.16% of the Fund's Total Investments. See
    Note 1A.
(f) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(g) Each unit represents one ordinary share, one ordinary C share and nine ordinary A shares.
(h) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $239,167,228)                                $323,690,698
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $29,304,552)                             29,304,552
===========================================================
    Total investments (cost $268,471,780)       352,995,250
===========================================================
Foreign currencies, at market value (cost
  $2,473,153)                                     2,519,115
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,724,506
-----------------------------------------------------------
  Fund shares sold                                4,438,252
-----------------------------------------------------------
  Dividends                                         739,715
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               24,095
-----------------------------------------------------------
Other assets                                         61,483
===========================================================
    Total assets                                362,502,416
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           8,126,760
-----------------------------------------------------------
  Fund shares reacquired                            680,323
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 26,670
-----------------------------------------------------------
Accrued distribution fees                           156,276
-----------------------------------------------------------
Accrued transfer agent fees                          38,289
-----------------------------------------------------------
Accrued operating expenses                          135,611
===========================================================
    Total liabilities                             9,163,929
===========================================================
Net assets applicable to shares outstanding    $353,338,487
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $269,345,292
-----------------------------------------------------------
Undistributed net investment income (loss)          (21,967)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                       (457,096)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      84,472,258
===========================================================
                                               $353,338,487
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $257,578,890
___________________________________________________________
===========================================================
Class B                                        $ 47,941,767
___________________________________________________________
===========================================================
Class C                                        $ 47,817,830
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          15,933,590
___________________________________________________________
===========================================================
Class B                                           3,031,921
___________________________________________________________
===========================================================
Class C                                           3,025,009
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      16.17
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $16.17 divided by
      94.50%)                                  $      17.11
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.81
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.81
___________________________________________________________
===========================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $456,976)        $ 3,007,124
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      135,911
-------------------------------------------------------------------------
Interest                                                            7,800
=========================================================================
    Total investment income                                     3,150,835
=========================================================================

EXPENSES:

Advisory fees                                                   1,828,269
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                    309,059
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         495,861
-------------------------------------------------------------------------
  Class B                                                         273,185
-------------------------------------------------------------------------
  Class C                                                         234,563
-------------------------------------------------------------------------
Transfer agent fees                                               429,862
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             17,510
-------------------------------------------------------------------------
Other                                                             246,697
=========================================================================
    Total expenses                                              3,885,006
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
    arrangement                                                   (37,258)
=========================================================================
    Net expenses                                                3,847,748
=========================================================================
Net investment income (loss)                                     (696,913)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities (Net of tax on sale of foreign
    investments of $90,696) -- Note 1G                          5,950,394
-------------------------------------------------------------------------
  Foreign currencies                                              140,539
=========================================================================
                                                                6,090,933
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (Net of tax on sale of foreign
    investments of $47,079) -- Note 1G                         59,958,824
-------------------------------------------------------------------------
  Foreign currencies                                               13,603
-------------------------------------------------------------------------
  Futures contracts                                                   (21)
=========================================================================
                                                               59,972,406
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            66,063,339
=========================================================================
Net increase in net assets resulting from operations          $65,366,426
_________________________________________________________________________
=========================================================================

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (696,913)   $   (284,447)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and future contracts                              6,090,933       5,752,968
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts        59,972,406      23,348,468
==========================================================================================
    Net increase in net assets resulting from operations        65,366,426      28,816,989
==========================================================================================
Distributions to shareholders from net investment
  income -- Class A                                                (60,067)       (120,788)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (3,378,922)             --
------------------------------------------------------------------------------------------
  Class B                                                         (646,759)             --
------------------------------------------------------------------------------------------
  Class C                                                         (626,531)             --
==========================================================================================
    Decrease in net assets resulting from distributions         (4,712,279)       (120,788)
==========================================================================================
Share transactions-net:
  Class A                                                      126,403,770      56,079,420
------------------------------------------------------------------------------------------
  Class B                                                       22,472,939       8,070,154
------------------------------------------------------------------------------------------
  Class C                                                       30,787,540       3,704,141
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              179,664,249      67,853,715
==========================================================================================
    Net increase in net assets                                 240,318,396      96,549,916
==========================================================================================

NET ASSETS:

  Beginning of year                                            113,020,091      16,470,175
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(21,967) and $(77,408), respectively)          $353,338,487    $113,020,091
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Small Company Fund, formerly AIM International Emerging Growth Fund, (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.935% of the first $250 million, plus 0.91% of the next $250 million, plus 0.885% of the next $500 million, plus 0.86% of the next $1.5 billion, plus 0.835% of the next $2.5 billion, plus 0.81% of the next $2.5 billion, plus 0.785% of the next $2.5 billion, plus 0.76% of the Fund's average daily net assets in excess of $10 billion. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 2.00%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,642.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $33,283 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $429,862. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors did not reimburse fees during the period under this expense limitation. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $495,861, $273,185 and $234,563, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $164,316 in front-end sales commissions from the sale of Class A shares and $50,130, $18,191 and $36,764 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $4,055,406       $ 73,608,722      $ (63,011,852)        $   --         $14,652,276     $ 68,175       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            4,055,406         73,608,722        (63,011,852)            --          14,652,276       67,736           --
==================================================================================================================================
  Total           $8,110,812       $147,217,444      $(126,023,704)        $   --         $29,304,552     $135,911       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,333 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $2,333.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,996 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004         2003
------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $1,464,397    $120,788
------------------------------------------------------------------------------------
  Long-term capital gain                                       3,247,882          --
====================================================================================
Total distributions                                           $4,712,279    $120,788
____________________________________________________________________________________
====================================================================================

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Undistributed ordinary income                                 $    478,007
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          83,942,218
--------------------------------------------------------------------------
Temporary book/tax differences                                     (21,967)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (405,063)
--------------------------------------------------------------------------
Shares of beneficial interest                                  269,345,292
==========================================================================
Total net assets                                              $353,338,487
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies and accrued tax on certain unrealized gains of $(51,211).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    There was no capital loss carryforward for the year ended December 31, 2004.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $314,025,223 and $158,935,700, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $84,632,502
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (639,073)
===============================================================================
Net unrealized appreciation of investment securities              $83,993,429
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $269,001,821.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions excise taxes, treatment of passive foreign investment companies, distribution reclassification, the use of proceeds from redemption as distributions, treatment of foreign capital gain tax and net operating losses, on December 31, 2004, undistributed net investment income was increased by $812,421, undistributed net realized gain (loss) was decreased by $1,933,211 and shares of beneficial interest increased by $1,120,790. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                           CHANGES IN SHARES OUTSTANDING(a)
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     16,386,746    $ 224,397,563    11,919,761    $109,893,228
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,424,445       32,530,604     1,165,952      11,299,951
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,054,037       40,985,997     2,225,582      18,994,606
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        171,758        2,658,846         7,488          87,303
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         40,784          617,885            --              --
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         39,308          595,120            --              --
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        124,568        1,742,784        33,321         340,599
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (127,016)      (1,742,784)      (33,826)       (340,599)
=======================================================================================================================
Reacquired:(b)
  Class A                                                     (7,975,559)    (102,395,423)   (6,138,550)    (54,241,710)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (697,463)      (8,932,766)     (313,814)     (2,889,198)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (843,079)     (10,793,577)   (1,867,698)    (15,290,465)
=======================================================================================================================
                                                              12,598,529    $ 179,664,249     6,998,216    $ 67,853,715
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 10% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b) Net of redemption fees of $22,491, $3,963 and $3,254 for Class A, Class B and Class C shares for 2004, respectively, and $121, $28 and $17 for Class A, Class B, and Class C shares for 2003, respectively, based on the relative net assets of each class.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                     COMMENCED) TO
                                                         -------------------------------------------------         DECEMBER 31,
                                                           2004          2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  12.08       $  6.91       $ 7.10       $  7.97           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.03)(a)     (0.04)(a)    (0.06)(a)     (0.08)(a)         (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              4.34          5.24        (0.13)        (0.76)            (2.00)
=================================================================================================================================
    Total from investment operations                         4.31          5.20        (0.19)        (0.84)            (2.03)
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      (0.00)        (0.03)          --         (0.03)               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     (0.22)           --           --            --                --
=================================================================================================================================
    Total distributions                                     (0.22)        (0.03)          --         (0.03)               --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest      0.00          0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                           $  16.17       $ 12.08       $ 6.91       $  7.10           $  7.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             35.83%        75.10%       (2.68)%      (10.48)%          (20.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $257,579       $87,269       $9,703       $ 5,202           $ 5,625
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             1.83%(c)      2.00%        2.01%         2.00%(d)          2.11%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          1.85%(c)      2.35%        3.03%         4.53%(d)          6.83%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.19)%(c)    (0.46)%      (0.85)%       (1.12)%           (1.09)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     87%           93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $141,674,613.
(d) Ratio of expenses to average net assets including interest expense were 2.02% and 4.55% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                          CLASS B
                                                          -----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED DECEMBER 31,                     COMMENCED) TO
                                                          ------------------------------------------------         DECEMBER 31,
                                                           2004          2003          2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 11.89       $  6.84       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.11)(a)     (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              4.25          5.15        (0.12)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations                         4.14          5.05        (0.23)        (0.88)            (2.05)
=================================================================================================================================
Less distributions from net realized gains                  (0.22)           --           --            --                --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest      0.00          0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                            $ 15.81       $ 11.89       $ 6.84       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             34.94%        73.83%       (3.25)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $47,942       $16,543       $3,918       $ 2,016           $ 1,992
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements             2.48%(c)      2.65%        2.66%         2.70%(d)          2.81%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements          2.50%(c)      3.00%        3.68%         5.23%(d)          7.53%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.84)%(c)    (1.11)%      (1.50)%       (1.83)%           (1.79)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     87%           93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $27,318,464.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                 AUGUST 31, 2000
                                                                                                                 (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,                    COMMENCED) TO
                                                           -----------------------------------------------         DECEMBER 31,
                                                            2004          2003         2002         2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.89       $ 6.83       $ 7.07       $  7.95           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.11)(a)    (0.10)(a)    (0.11)(a)     (0.13)(a)         (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               4.25         5.16        (0.13)        (0.75)            (2.00)
=================================================================================================================================
    Total from investment operations                          4.14         5.06        (0.24)        (0.88)            (2.05)
=================================================================================================================================
Less distributions from net realized gains                   (0.22)          --           --            --                --
=================================================================================================================================
Redemptions fees added to shares of beneficial interest       0.00         0.00           --            --                --
=================================================================================================================================
Net asset value, end of period                             $ 15.81       $11.89       $ 6.83       $  7.07           $  7.95
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              34.94%       74.09%       (3.39)%      (11.07)%          (20.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $47,818       $9,208       $2,849       $ 2,588           $ 2,649
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.48%(c)     2.65%        2.66%         2.70%(d)          2.81%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.50%(c)     3.00%        3.68%         5.23%(d)          7.53%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.84)%(c)   (1.11)%      (1.50)%       (1.83)%           (1.79)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                      87%          93%         118%          145%               30%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $23,456,283.
(d) Ratio of expenses to average net assets including interest expense were 2.72% and 5.25% with and without fee waivers and/or expense reimbursements, respectively. Ratio of interest expense to average net assets was 0.02%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM

Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM International Small Company Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Small Company Fund, formerly AIM International Emerging Growth Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS
As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gain of $4,367,882 for the Fund's tax year ended December 31, 2004.
For its tax year ended December 31, 2004, the Fund designated 100%, or the maximum amount allowable, of its dividend distribution as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

       DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                       FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                          SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                        AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Aggressive Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                       AIM Moderate Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 =======================================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
AIM Total Return Fund*(1)                    THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
AIM Trimark Endeavor Fund                    ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             =======================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

    If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com               ISC-AR-1               A I M Distributors, Inc.


                      [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash                         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management                        --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                    AIM MID CAP BASIC VALUE FUND
                               Annual Report to Shareholders o December 31, 2004


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM MID CAP BASIC VALUE FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          o The unmanaged Lipper Mid-Cap Value          o Industry classifications used in this
                                             Fund Index represents an average of the       report are generally according to the
o Effective 9/30/03, Class B shares are      performance of the 30 largest                 Global Industry Classification Standard,
not available as an investment for           mid-capitalization value funds tracked        which was developed by and is the
retirement plans maintained pursuant to      by Lipper, Inc., an independent mutual        exclusive property and a service mark of
Section 401 of the Internal Revenue          fund performance monitor.                     Morgan Stanley Capital International
Code, including 401(k) plans, money                                                        Inc. and Standard & Poor's.
purchase pension plans and profit            o The unmanaged Russell
sharing plans. Plans that have existing      Midcap--Registered Trademark-- Value          o Commonality measures the similarity of
accounts invested in Class B shares will     Index is a subset of the Russell              holdings between two portfolios using
continue to be allowed to make               Midcap--Registered Trademark-- Index,         the lowest common percentage method.
additional purchases.                        which represents the performance of the       This method compares each security's
                                             stocks of domestic mid-capitalization         percentage of total net assets in both
o Class R shares are available only to       companies; the Value subset measures the      portfolios and adds the lower
certain retirement plans. Please see the     performance of Russell Midcap companies       percentages of the two portfolios to
prospectus for more information.             with lower price/book ratios and lower        determine commonality.
                                             forecasted growth values.
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                   The fund files its complete schedule of
                                             o The unmanaged Lehman U.S. Aggregate         portfolio holdings with the Securities
o Investing in small and mid-size            Bond Index, which represents the U.S.         and Exchange Commission ("SEC") for the
companies involves risks not associated      investment-grade fixed-rate bond market       1st and 3rd quarters of each fiscal year
with investing in more established           (including government and corporate           on Form N-Q. The fund's Form N-Q filings
companies, including business risk,          securities, mortgage pass-through             are available on the SEC's Web site at
significant stock price fluctuations and     securities and asset-backed securities),      http://www.sec.gov. Copies of the fund's
illiquidity.                                 is compiled by Lehman Brothers, a global      Forms N-Q may be reviewed and copied at
                                             investment bank.                              the SEC's Public Reference Room at 450
o The fund may invest up to 25% of its                                                     Fifth Street, N.W., Washington, D.C.
assets in the securities of non-U.S.         o The fund is not managed to track the        20549-0102. You can obtain information on
issuers. International investing             performance of any particular index,          the operation of the Public Reference
presents certain risks not associated        including the indexes defined here, and       Room, including information about
with investing solely in the United          consequently, the performance of the          duplicating fee charges, by calling
States. These include risks relating to      fund may deviate significantly from the       1-202-942-8090 or by electronic
fluctuations in the value of the U.S.        performance of the indexes.                   request at the following e-mail address:
dollar relative to the values of other                                                     publicinfo@sec.gov. The SEC file numbers
currencies, the custody arrangements         o A direct investment cannot be made in       for the fund are 811-1540 and 2-27334.
made for the fund's foreign holdings,        an index. Unless otherwise indicated,         The fund's most recent portfolio
differences in accounting, political         index results include reinvested              holdings, as filed on Form N-Q, are also
risks and the lesser degree of public        dividends, and they do not reflect sales      available at AIMinvestments.com.
information required to be provided by       charges. Performance of an index of
non-U.S. companies.                          funds reflects fund expenses;                 A description of the policies and
                                             performance of a market index does not.       procedures that the fund uses to
o The fund may participate in the                                                          determine how to vote proxies relating
initial public offering (IPO) market in      OTHER INFORMATION                             to portfolio securities is available
some market cycles. Because of the                                                         without charge, upon request, from our
fund's small asset base, any investment      o The returns shown in the Management's       Client Services department at
the fund may make in IPOs may                Discussion of Fund Performance are based      800-959-4246 or on the AIM Web site,
significantly affect the fund's total        on net asset values calculated for            AIMinvestments.com. On the home page,
return. As the fund's assets grow, the       shareholder transactions. Generally           scroll down and click on AIM Funds Proxy
impact of IPO investments will decline,      accepted accounting principles require        Policy. The information is also
which may reduce the effect of IPO           adjustments to be made to the net assets      available on the Securities and Exchange
investments on the fund's total return.      of the fund at period end for financial       Commission's Web site, sec.gov.
                                             reporting purposes, and as such, the net
ABOUT INDEXES USED IN THIS REPORT            asset values for shareholder                  Information regarding how the fund voted
                                             transactions and the returns based on         proxies related to its portfolio
o The unmanaged Standard & Poor's            those net asset values may differ from        securities during the 12 months ended
Composite Index of 500 Stocks (the S&P       the net asset values and returns              6/30/04 is available at our Web site. Go
500--Registered Trademark-- Index) is        reported in the Financial Highlights.         to AIMinvestments.com, access the About
an index of common stocks frequently                                                       Us tab, click on Required Notices and
used as a general measure of U.S. stock                                                    then click on Proxy Voting Activity.
market performance.                                                                        Next, select your fund from the drop-down
                                                                                           menu.

================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM MID CAP BASIC VALUE FUND

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

  [GRAHAM PHOTO]    It is our pleasure to introduce you to Bruce Crockett, the new Chairman of the
                    Board of Trustees of the AIM Funds. Bob Graham has served as Chairman of the
                    Board of Trustees of the AIM Funds ever since Ted Bauer retired from that
 ROBERT H. GRAHAM   position in 2000. However, as you may be aware, the U.S. Securities and Exchange
                    Commission recently adopted a rule requiring that an independent fund trustee, meaning a trustee who is not an officer of the fund's investment advisor, serve as chairman of the funds' Board. In addition, a similar provision was included
[WILLIAMSON PHOTO]  in the terms of AIM Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr. Crockett, one of the 14 independent trustees on the AIM Funds' Board, as Chairman. His appointment
MARK H. WILLIAMSON  became effective on October 4, 2004. Mr. Graham will remain on the funds' Board, as will Mark Williamson, President and Chief Executive Officer of AIM. Mr.
                    Graham will also remain Chairman of AIM Investments--Registered Trademark--.

 [CROCKETT PHOTO]      Mr. Crockett has been a member of the AIM Funds' Board since 1992, when AIM acquired certain funds that had been advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
 BRUCE L. CROCKETT  experience in finance and general management and has been Chairman of Crockett
                    Technologies Associates since 1996. He is the first independent chairman of the funds' Board in AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P 500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone.
                    For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S. Aggregate Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year. Overseas markets followed a similar pattern, with quite robust double-digit performance across the board, most of it produced during the second half of the year.

                       All in all, 2004 was a good year for American investors, with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                       o  U.S. gross domestic product (GDP) rose each quarter during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at
                          3.5%, above the post-World War II average of 3.4%.

                       o  The Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during December and remained in very strong territory.

                       o  Thomson First Call, which tracks corporate earnings and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                       Of course, none of this can guarantee that 2005 will be another good year.
                    Over the short term, the only sure thing about the investment markets is their unpredictability. Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                    YOUR FUND

                    The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often. Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM is committed to building solutions for your investment goals, and we thank you for your participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                         /s/ MARK H. WILLIAMSON

                    Robert H. Graham                             Mark H. Williamson
                    Chairman, AIM Investments                    CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds         Trustee, AIM Funds

                    January 28, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M
                    Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM MID CAP BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND                                                            process of a multi-year turnaround. Solid
PERFORMANCE                                                                                evidence of progress exists, but
                                                                                           restructurings are inherently uneven and
Following a strong fourth quarter in the        Strong returns in the period were          lengthy. Despite an attractive
equity markets, AIM Mid Cap Basic Value      driven by double-digit gains across all       valuation, most investors are impatient
Fund produced an attractive,                 invested sectors. Consumer                    with uneven quarterly results and the
double-digit return. These returns were      discretionary, energy, health care and        long timetable it takes to meaningfully
well above those of the S&P 500 Index        industrial sectors posted the biggest         change the cost structure of a business.
for a second consecutive year but fell       returns, with notable contributions
short of beating the fund's                  coming from our investments in Aetna,            We made several changes during 2004
style-specific and peer group indexes.       Jackson Hewitt, Brunswick Corp., Acxiom       that were driven by opportunities to
                                             Corp. and Waters Corp.                        increase the portfolio's estimated
========================================                                                   intrinsic value while improving overall
                                                Jackson Hewitt was a new addition to       diversification. These investments on
FUND VS. INDEXES                             the fund in 2004 that we purchased at         balance reduced the portfolio's
                                             the time of its initial public offering.      sensitivity to economic growth. We
TOTAL RETURNS, 12/31/03-12/31/04,            The company is a franchisor and operator      believe the extremes created in the
EXCLUDING APPLICABLE SALES CHARGES. IF       of income tax preparation services, with      recent bear market have largely been
SALES CHARGES WERE INCLUDED, RETURNS         a No. 2 market share behind H&R Block,        erased and valuation opportunities are
WOULD BE LOWER.                              which the fund does not own. Jackson          more evenly dispersed across sectors and
                                             Hewitt has attractive growth prospects        market capitalizations. As a result, we
Class A Shares                   16.31%      as well as the opportunity for further        do not believe that there is a
                                             margin expansion, both of which we            significant valuation advantage to
Class B Shares                   15.53       believe are likely to contribute to           owning more economically sensitive
                                             continued growth in free cash flow. Upon      stocks over less cyclical businesses.
Class C Shares                   15.54       its offering, the market priced the
                                             company at valuation levels consistent        ========================================
Class R Shares                   16.17       with H&R Block, but in our opinion this
                                             was not a good comparison for a variety             ... our sector weights, which
S&P 500 Index                                of reasons. As a result, we were able to               differ from the Russell
(Broad Market Index)             10.87       buy the stock at a significant discount                Midcap Value Index, are
                                             to its estimated intrinsic value. This               a reflection of our effort
Russell Mid-cap Value Index                  discount was quickly recognized by other                 to achieve greater
(Style-specific Index)           23.71       investors, and by year-end the stock had               diversification and lower
                                             appreciated nearly 50%.                                 risk than the Russell
Lipper Mid-Cap Value Fund Index                                                                       Midcap Value Index.
(Peer Group Index)               19.54          Our largest detractors from
                                             performance were Synopsys, SPX                ========================================
Source: Lipper, Inc.                         Corporation, Federal Agricultural
                                             Mortgage Corp. ("Farmer Mac"), Universal      INVESTMENT PROCESS AND EVALUATION
========================================     Health Services and Interpublic Group.
                                             Both Synopsys and SPX Corporation were        Our goal is to create wealth by
   Despite strong returns relative to        plagued with company specific events          maintaining a long-term investment
the S&P 500 Index, the fund trailed the      that, in our opinion, ultimately reduced      horizon and investing in companies that
other two benchmarks. The primary            the estimated intrinsic value of both         we believe are significantly undervalued
reasons we underperformed the Russell        companies. Even after the subsequent          on an absolute basis or, said another
Midcap Value Index and Lipper Midcap         decline in market value of these two          way, selling at a significant discount
Value Index during the period were our       holdings, we sold both stocks as we no        to their estimated intrinsic value. The
lower returns in financials and              longer viewed them as attractive              fund's philosophy is based on two
underweight positions in materials and       investments.                                  elements that we believe are supported
utilities, which were some of the                                                          by empirical evidence:
best-performing sectors in the indexes.         The weak results posted by
As we describe later, our sector             Interpublic Group during the period           o Companies have a measurable estimated
weights, which differ from the Russell       resulted in a reversal of price gains         intrinsic value that is based on future
Midcap Value Index, are a reflection of      achieved in 2003. The advertising agency      cash flows generated by the business.
our effort to achieve greater                holding company is in the                     Importantly,
diversification and lower risk than the
Russell Midcap Value Index.

CURRENT PERIOD ANALYSIS

The domestic economy continued to
recover throughout the fiscal year, with the broader markets responding favorably during the period. Higher commodity prices, a more restrictive monetary policy and concerns about the sustainability of economic growth were key issues during the period.

this estimated intrinsic value is               We believe popular benchmarks are not      difference between market price and
independent of the company's stock           optimally constructed to preserve             estimated intrinsic value, is about
price.                                       capital and create wealth, even if they       average for your fund compared with its
                                             are difficult to beat in certain market       history over the past several years, but
o Market prices, in our opinion, are         environments. In short, we believe their      we estimate it is significantly better
more volatile than estimated intrinsic       composition has actually increased risk       than that of the market. While there is
values partly because investors              largely because of a lower margin             no assurance that market value will ever
regularly overreact to negative news.        between market value and our estimated        reflect our estimate of portfolio
                                             intrinsic value and greater                   intrinsic value, as managers we believe
   We believe a diversified portfolio        concentration in certain sectors such as      this provides the best indicator of
with greater estimated intrinsic value       the S&P 500 Index's focus on information      achieving the fund's objective of
context versus the market provides the       technology.                                   long-term growth of capital.
opportunity for attractive long-term
investment results. Since our                ========================================      IN CLOSING
application of this strategy is highly
disciplined and relatively unique, it is                  Our process is                   Market-relative results during this
important to understand the benefits and                absolute in nature,                period were mixed, but normal market
limitations of our process. First, the                   which means that                  volatility predominates in the short
investment strategy is designed to help                investment decisions                run. Still, we believe that our
preserve your capital while helping to                  are predicated on a                investment discipline is designed to
grow it at above-market rates over the                  company's estimated                provide the opportunity to turn market
long term. Second, our portfolio                      intrinsic value, not a               volatility and investor overreaction
composition has little in common with                 target price dependent               into capital appreciation over the
popular benchmarks and most of our                        on stock market                  long-term. As managers and shareholders,
peers. Third, using this strategy we may                 valuation levels.                 we believe a long-term investment
post short-term results that lag the                                                       horizon and attractive estimated
market.                                      ========================================      intrinsic value content are critical to
                                                                                           creating wealth. We thank you for your
   Our process is absolute in nature,           Since we began managing the fund, our      investment and for sharing our long-term
which means that investment decisions        equity holdings have had little in            horizon.
are predicated on a company's estimated      common with relevant benchmarks. This
intrinsic value, not a target price          low portfolio commonality is an               The views and opinions expressed in
dependent on stock market valuation          important element of any strategy that        Management's Discussion of Fund
levels. This has important differences       seeks to achieve significant long-term        Performance are those of A I M Advisors,
compared to relative performance             outperformance but is too low to expect       Inc. These views and opinions are
objectives. Funds with relative              short-term results to be in line with         subject to change at any time based on
performance objectives do not emphasize      the market for the simple reason that         factors such as market and economic
capital preservation to the same degree      your fund does not own exactly the same       conditions. These views and opinions may
and typically are more closely tied to       stocks as the indexes.                        not be relied upon as investment advice
performance of market benchmarks and                                                       or recommendations, or as an offer for a
have higher portfolio commonality with       PORTFOLIO ASSESSMENT                          particular security. The information is
those benchmarks. Commonality measures                                                     not a complete analysis of every aspect
the similarity of holdings between two       When assessing our potential to grow          of any market, country, industry,
portfolios using the lowest common           your capital, we believe the single most      security or the Fund. Statements of fact
percentage method. This method compares      important measure of AIM Mid Cap Basic        are from sources considered reliable,
each security's percentage of total net      Value Fund is not its historical              but A I M Advisors, Inc. makes no
assets in both portfolios and adds the       investment results or popular                 representation or warranty as to their
lower percentages of the two portfolios      statistical measures, but rather the          completeness or accuracy. Although
to determine commonality. We emphasize       portfolio's estimated intrinsic value.        historical performance is no guarantee
capital preservation by requiring a          Since we estimate the intrinsic value of      of future results, these insights may
large cushion between price and              each holding in the portfolio, we can         help you understand our investment
estimated intrinsic value.                   also estimate the estimated intrinsic         management philosophy.
                                             value of the entire fund. The
   It is our requirement for a large                                                             See important fund and index
margin between market price and our                                                             disclosures inside front cover.
estimated intrinsic value that has
resulted in little portfolio commonality
with market indexes.

AIM MID CAP BASIC VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   12/31/01-12/31/04

   Your fund's total return includes                                                      [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                         AIM MID CAP     AIM MID CAP    AIM MID CAP             RUSSELL    LIPPER
management fees. Results for Class B                     BASIC VALUE     BASIC VALUE    BASIC VALUE             MID CAP    MID-CAP
shares are calculated as if a                               FUND            FUND           FUND        S&P 500   VALUE      VALUE
hypothetical shareholder had liquidated        DATE    CLASS A SHARES  CLASS B SHARES  CLASS C SHARES   INDEX    INDEX   FUND INDEX
his entire investment in the fund at the     12/31/01     $ 9450          $10000          $10000       $10000    $10000    $10000
close of the reporting period and paid           1/02       9431            9980            9970         9854     10101      9959
the applicable contingent deferred sales         2/02       9507           10050           10040         9664     10265      9995
charges. Index results include                   3/02      10357           10949           10939        10028     10790     10623
reinvested dividends, but they do not            4/02      10121           10700           10690         9420     10783     10594
reflect sales charges. Performance of an         5/02       9999           10560           10550         9351     10766     10439
index of funds reflects fund expenses            6/02       9101            9600            9600         8685     10286      9701
and management fees; performance of a            7/02       8099            8540            8541         8008      9279      8750
market index does not. Performance shown         8/02       8137            8570            8570         8061      9387      8774
in the chart does not reflect deduction          9/02       7211            7589            7590         7185      8439      8007
of taxes a shareholder would pay on fund        10/02       7494            7889            7890         7817      8707      8278
distributions or sale of fund shares.           11/02       8279            8709            8700         8277      9256      8946
Performance of the indexes does not             12/02       7778            8179            8180         7791      9036      8534
reflect the effects of taxes.                    1/03       7637            8019            8019         7587      8785      8327
                                                 2/03       7410            7779            7780         7473      8640      8141
========================================         3/03       7410            7779            7780         7545      8669      8174
                                                 4/03       7968            8360            8350         8167      9328      8801
AVERAGE ANNUAL TOTAL RETURNS                     5/03       8847            9279            9270         8597     10149      9593
                                                 6/03       8931            9359            9360         8706     10220      9741
AS OF 12/31/04, INCLUDING APPLICABLE             7/03       9480            9929            9930         8860     10538     10048
SALES CHARGES                                    8/03       9820           10278           10280         9032     10912     10498
                                                 9/03       9499            9938            9930         8937     10827     10343
CLASS A SHARES                                  10/03      10066           10528           10520         9442     11622     11060
Inception (12/31/2001)            7.44%         11/03      10208           10669           10660         9525     11959     11405
 1 Year                           9.88          12/04      10661           11139           11130        10024     12475     11870
                                                 1/04      10992           11469           11469        10208     12804     12212
CLASS B SHARES                                   2/04      11275           11769           11760        10350     13121     12554
Inception (12/31/2001)            7.92%          3/04      11304           11789           11780        10194     13142     12535
 1 Year                          10.53           4/04      11228           11700           11690        10034     12586     12199
                                                 5/04      11313           11790           11780        10171     12909     12362
CLASS C SHARES                                   6/04      11597           12080           12070        10369     13369     12811
Inception (12/31/2001)            8.75%          7/04      11078           11519           11519        10026     13007     12313
 1 Year                          14.54           8/04      10832           11269           11259        10066     13217     12277
                                                 9/04      11115           11559           11550        10175     13601     12689
CLASS R SHARES                                  10/04      11115           11539           11539        10331     13916     12885
Inception                         9.32%         11/04      11928           12379           12379        10749     14856     13712
 1 Year                          16.17          12/04     $12401          $12570          $12860       $11114    $15432    $14190

========================================                                                                      Source: Lipper, Inc.

Class R shares' inception date is               Class A share performance reflects
4/30/04. Returns since that date are         the maximum 5.50% sales charge, and
historical returns. All other returns        Class B and Class C share performance
are blended returns of historical Class      reflects the applicable contingent
R share performance and restated Class A     deferred sales charge (CDSC) for the
share performance (for periods prior to      period involved. The CDSC on Class B
the inception date of Class R shares) at     shares declines from 5% beginning at the
net asset value, adjusted to reflect the     time of purchase to 0% at the beginning
higher Rule 12b-1 fees applicable to         of the seventh year. The CDSC on Class C
Class R shares. Class A shares'              shares is 1% for the first year after
inception date is 12/31/01.                  purchase. Class R shares do not have a
                                             front-end sales charge; returns shown
   The performance data quoted represent     are at net asset value and do not
past performance and cannot guarantee        reflect a 0.75% CDSC that may be imposed
comparable future results; current           on a total redemption of retirement plan
performance may be lower or higher.          assets within the first year.
Please visit AIMinvestments.com for the
most recent month-end performance.               The performance of the fund's share
Performance figures reflect reinvested       classes will differ due to different
distributions, changes in net asset          sales charge structures and class
value and the effect of the maximum          expenses.
sales charge unless otherwise stated.
Investment return and principal value
will fluctuate so that you may have a
gain or loss when you sell shares.
====================================================================================================================================

AIM MID CAP BASIC VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        compare the ongoing costs of investing
                                             to estimate the expenses that you paid        in the fund and other funds. To do so,
As a shareholder of the fund, you incur      over the period. Simply divide your           compare this 5% hypothetical example
two types of costs: (1) transaction          account value by $1,000 (for example, an      with the 5% hypothetical examples that
costs, which may include sales charges       $8,600 account value divided by $1,000 =      appear in the shareholder reports of the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During            Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you          in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other fund expenses.                                                          any transactional costs, such as sales
                                             HYPOTHETICAL EXAMPLE FOR COMPARISON           charges (loads) on purchase payments,
   This Example is intended to help you      PURPOSES                                      contingent deferred sales charges on
understand your ongoing costs (in                                                          redemptions, and redemption fees, if
dollars) of investing in the fund and to     The table below also provides                 any. Therefore, the hypothetical
compare these costs with ongoing costs       information about hypothetical account        information is useful in comparing
of investing in other mutual funds. The      values and hypothetical expenses based        ongoing costs only, and will not help
example is based on an investment of         on the fund's actual expense ratio and        you determine the relative total costs
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      of owning different funds. In addition,
period and held for the entire period,       before expenses, which is not the fund's      if these transactional costs were
July 1, 2004 - December 31, 2004.            actual return. The hypothetical account       included, your costs would have been
                                             values and expenses may not be used to        higher.
ACTUAL EXPENSES                              estimate your actual ending account
                                             balance or expenses you paid for the
The table below provides information         period. You may use this information to
about actual account values and actual
expenses. You may use the information in
this table,

====================================================================================================================================
                                                             ACTUAL                                      HYPOTHETICAL
                                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING ACCOUNT         ENDING ACCOUNT           EXPENSES              ENDING ACCOUNT              EXPENSES
    SHARE                VALUE                    VALUE               PAID DURING                VALUE                  PAID DURING
    CLASS               (7/1/04)              (12/31/04)(1)           PERIOD(2,3)              (12/31/04)               PERIOD(2,4)
   Class A             $1,000.00                $1,069.30               $ 8.74                 $1,016.69                  $ 8.52
   Class B              1,000.00                 1,065.40                12.10                  1,013.42                   11.79
   Class C              1,000.00                 1,065.50                12.10                  1,013.42                   11.79
   Class R              1,000.00                 1,067.60                 9.51                  1,015.94                    9.27

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 6.93%, 6.54%, 6.55% and 6.76% for Class A, B, C and R shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.68%, 2.33%, 2.33% and 1.83% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Effective on January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated as if this agreement had been in effect throughout the most recent fiscal half year are 1.63%, 2.28%, 2.28% and
1.77% for Class A, B, C and R shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $8.48, $11.84, $11.84 and $9.20 for Class A, B, C and R shares, respectively.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $8.26, $11.54, $11.54 and $8.97 for Class A, B, C and R shares, respectively.
====================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON         For More Information Visit
                                                                                           IMAGE]             AIMinvestments.com

AIM MID CAP BASIC VALUE FUND

========================================     ========================================                        BRET W. STANLEY,
                                                                                            [STANLEY         Chartered Financial
TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*                              PHOTO]          Analyst, senior
                                                                                                             portfolio manager, is
 1. Computer Associates                       1. Data Processing & Outsourced                                lead manager of AIM Mid
    International, Inc.             3.9%         Services                        9.7%      Cap Basic Value Fund and the head of
                                                                                           AIM's Value Investment Management Unit.
 2. Jackson Hewitt Tax Service                2. Diversified Commercial                    He received a B.B.A. in finance from The
    Inc.                            3.8          Services                        6.1       University of Texas at Austin and an
                                                                                           M.S. in finance from the University of
 3. ACE Ltd. (Cayman Islands)       3.4       3. Thrifts & Mortgage Finance      6.1       Houston.

 4. Radian Group Inc.               3.1       4. Managed Health Care             5.4                         R. CANON COLEMAN II,
                                                                                            [COLEMAN         Chartered Financial
 5. McKesson Corp.                  3.0       5. Oil & Gas Drilling              5.4         PHOTO]          Analyst, portfolio
                                                                                                             manager, is manager of
 6. Interpublic Group of                      6. Regional Banks                  4.5                         AIM Mid Cap Basic Value
    Cos., Inc. (The)                3.0                                                    Fund. He earned a B.S. and an M.S. in
                                              7. Apparel Retail                  4.5       accounting from the University of
 7. Aetna Inc.                      2.7                                                    Florida. He also has an M.B.A. from The
                                              8. Life & Health Insurance         4.1       Wharton School at the University of
 8. DST Systems, Inc.               2.7                                                    Pennsylvania.
                                              9. Restaurants                     4.0
 9. WellPoint Inc.                  2.7                                                                      MATTHEW W. SEINSHEIMER,
                                             10. Systems Software                3.9       [SEINSHEIMER      Chartered Financial
10. Acxiom Corp.                    2.6                                                       PHOTO]         Analyst, senior
                                                                                                             portfolio manager, is
========================================     ========================================                        manager of AIM Mid Cap
                                                                                           Basic Value Fund. He received a B.B.A.
PORTFOLIO COMPOSITION                        The fund's holdings are subject to            from Southern Methodist University and
                                             change, and there is no assurance that        an M.B.A. from The University of Texas
By Sector                                    the fund will continue to hold any            at Austin.
                                             particular security.
               [PIE CHART]                                                                                   MICHAEL J. SIMON,
                                             *Excluding money market fund holdings.         [SIMON           Chartered Financial
Health Care                        13.7%                                                    PHOTO]           Analyst, senior
                                                                                                             portfolio manager, is
Industrials                         7.8%                                                                     manager of AIM Mid Cap
                                                                                           Basic Value Fund. He received a B.B.A.
Energy                              5.4%                                                   in finance from Texas Christian
                                                                                           University and an M.B.A. from the
Money Market Funds Plus                                                                    University of Chicago.
Other Assets Less Liabilities       4.9%
                                                                                           Assisted by the Basic Value Team
Consumer Staples                    4.3%

Financials                         28.2%

Consumer Discretionary             18.6%

Information Technology             17.1%

========================================
TOTAL NET ASSETS          $213.7 MILLION

TOTAL NUMBER OF HOLDINGS*             44
========================================

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/04

AIM MID CAP BASIC VALUE FUND

                                             ========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                             For periods ended 12/31/04                   indicative of future results. More
The following information has been           Inception                          9.61%     recent returns may be more or less than
prepared to provide Institutional Class      1 Year                            16.75      those shown. All returns assume
shareholders with a performance overview                                                  reinvestment of distributions at net
specific to their holdings.                  ========================================     asset value. Investment return and
Institutional Class shares are offered                                                    principal value will fluctuate so your
exclusively to institutional investors,      Institutional Class shares' inception        shares, when redeemed, may be worth more
including defined contribution plans         date os 4/30/04. Returns since that date     or less than their original cost. See
that meet certain criteria.                  are historical returns. All other            full report for information on
                                             returns are blended returns of               comparative benchmarks. Please consult
                                             historical Institutional Class share         your fund prospectus for more
                                             performance and restated Class A share       information. For the most current
                                             performance (for periods prior to the        month-end performance, please call
                                             inception date of Institutional Class        800-451-4246 or visit
                                             shares) at net asset value and reflect       AIMinvestments.com.
                                             the higher Rule 12b-1 fees applicable to
                                             Class A shares. Class A shares'
                                             inception date is 12/31/01.
                                             Institutional Class shares would have
                                             had different returns due to differences
                                             in the expense structure of the
                                             Institutional Class.

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value. Performance of
                                             Institutional Class shares will differ
                                             from performance of other share classes
                                             due to differing sales charges and class
                                             expenses.

                                   Over for information on your fund's expenses.


                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


AIMinvestments.com      MCBV-INS-1 12/04    [YOUR GOALS. OUR SOLUTIONS.]     [AIM INVESTMENTS LOGO APPEARS HERE]
                                             --Registered Trademark--             --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over     balance or expenses you paid for the
                                             the period. Simply divide your account       period. You may use this information to
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600      compare the ongoing costs of investing
ongoing costs, including management          account value divided by $1,000 = 8.6),      in the fund and other funds. To do so,
fees; and other fund expenses. This          then multiply the result by the number       compare this 5% hypothetical example
example is intended to help you              in the table under the heading entitled      with the 5% hypothetical examples that
understand your ongoing costs (in            "Actual Expenses Paid During Period" to      appear in the shareholder reports of the
dollars) of investing in the fund and to     estimate the expenses you paid on your       other funds.
compare these costs with ongoing costs       account during this period.
of investing in other mutual funds. The                                                      Please note that the expenses shown
example is based on an investment of         HYPOTHETICAL EXAMPLE FOR COMPARISON          in the table are meant to highlight your
$1,000 invested at the beginning of the      PURPOSES                                     ongoing costs only. Therefore, the
period and held for the entire period,                                                    hypothetical information is useful in
July 1, 2004-December 31, 2004.              The table below also provides                comparing ongoing costs only, and will
                                             information about hypothetical account       not help you determine the relative
ACTUAL EXPENSES                              values and hypothetical expenses based       total costs of owning different funds.
                                             on the fund's actual expense ratio and
The table below provides information         an assumed rate of return of 5% per year
about actual account values and actual       before expenses, which is not the fund's
expenses. You may use the information in     actual return. The hypothetical account
this table, together with the amount you     values and expenses may not be used to
invested, to                                 estimate the actual ending account

====================================================================================================================================

                                                          ACTUAL                         HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

                       BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES       ENDING ACCOUNT      EXPENSES
                             VALUE              VALUE          PAID DURING         VALUE          PAID DURING
                          (07/01/04)        (12/31/04)(1)      PERIOD(2,3)      (12/31/04)        PERIOD(2,4)
Institutional Class       $1,000.00           $1,071.60           $5.52         $1,019.81            $5.38


(1)The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 7.16% for the Institutional Class.

(2)Expenses are equal to the fund's annualized expense ratio, 1.06% for the Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Effective on January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratio restated as if this agreement had been in effect throughout the most recent fiscal half year was 1.01% for the Institutional Class.

(3)The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year were $5.26 for the Institutional Class.

(4)The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year were $5.13 for the Institutional Class.

====================================================================================================================================


AIMinvestments.com       MCBV-INS-1  12/04

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.11%

ADVERTISING-2.95%

Interpublic Group of Cos., Inc. (The)(a)         470,070   $  6,298,938
=======================================================================

APPAREL RETAIL-4.50%

Gap, Inc. (The)                                  215,500      4,551,360
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                             201,900      5,073,747
=======================================================================
                                                              9,625,107
=======================================================================

APPLICATION SOFTWARE-0.99%

MAPICS, Inc.(a)                                  200,200      2,112,110
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.25%

Waddell & Reed Financial, Inc.-Class A           201,490      4,813,596
=======================================================================

BUILDING PRODUCTS-1.69%

American Standard Cos. Inc.(a)                    87,250      3,605,170
=======================================================================

CONSUMER FINANCE-1.81%

MoneyGram International, Inc.                    183,500      3,879,190
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-9.70%

BISYS Group, Inc. (The)(a)                       174,900      2,877,105
-----------------------------------------------------------------------
Ceridian Corp.(a)                                239,280      4,374,039
-----------------------------------------------------------------------
Certegy Inc.                                     113,850      4,045,090
-----------------------------------------------------------------------
DST Systems, Inc.(a)                             111,270      5,799,392
-----------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     128,300      3,634,739
=======================================================================
                                                             20,730,365
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.10%

Corinthian Colleges, Inc.(a)                     261,100      4,920,430
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                  321,400      8,115,350
=======================================================================
                                                             13,035,780
=======================================================================

FOOD RETAIL-2.21%

Kroger Co. (The)(a)                              268,700      4,712,998
=======================================================================

HEALTH CARE DISTRIBUTORS-3.04%

McKesson Corp.                                   206,200      6,487,052
=======================================================================

HEALTH CARE EQUIPMENT-2.55%

Waters Corp.(a)                                  116,500      5,451,035
=======================================================================

HEALTH CARE FACILITIES-1.65%

Universal Health Services, Inc.-Class B           79,350      3,531,075
=======================================================================

HEALTH CARE SERVICES-0.99%

IMS Health Inc.                                   91,240      2,117,680
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


HOTELS, RESORTS & CRUISE LINES-2.57%

Orient-Express Hotels Ltd.-Class A (Bermuda)     140,700   $  2,894,199
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         44,380      2,591,792
=======================================================================
                                                              5,485,991
=======================================================================

INSURANCE BROKERS-2.38%

Aon Corp.                                        213,600      5,096,496
=======================================================================

IT CONSULTING & OTHER SERVICES-2.55%

Acxiom Corp.                                     207,550      5,458,565
=======================================================================

LEISURE FACILITIES-2.24%

Speedway Motorsports, Inc.                       122,300      4,791,714
=======================================================================

LEISURE PRODUCTS-2.42%

Brunswick Corp.                                  104,470      5,171,265
=======================================================================

LIFE & HEALTH INSURANCE-4.14%

Nationwide Financial Services, Inc.-Class A      123,290      4,713,377
-----------------------------------------------------------------------
Protective Life Corp.                             96,900      4,136,661
=======================================================================
                                                              8,850,038
=======================================================================

MANAGED HEALTH CARE-5.43%

Aetna Inc.                                        46,890      5,849,528
-----------------------------------------------------------------------
WellPoint Inc.(a)                                 49,980      5,747,700
=======================================================================
                                                             11,597,228
=======================================================================

MULTI-LINE INSURANCE-3.62%

American Financial Group, Inc.                   114,630      3,589,065
-----------------------------------------------------------------------
Genworth Financial Inc.-Class A                  154,000      4,158,000
=======================================================================
                                                              7,747,065
=======================================================================

OIL & GAS DRILLING-5.37%

Nabors Industries, Ltd. (Bermuda)(a)              77,290      3,964,204
-----------------------------------------------------------------------
Pride International, Inc.(a)(b)                  202,910      4,167,771
-----------------------------------------------------------------------
Todco-Class A(a)                                 181,000      3,334,020
=======================================================================
                                                             11,465,995
=======================================================================

PACKAGED FOODS & MEATS-2.13%

Cadbury Schweppes PLC-ADR (United Kingdom)       120,700      4,550,390
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.39%

ACE Ltd. (Cayman Islands)                        169,320      7,238,430
=======================================================================

REGIONAL BANKS-4.52%

Cullen/Frost Bankers, Inc.                        90,100      4,378,860
-----------------------------------------------------------------------
Zions Bancorp                                     77,570      5,277,087
=======================================================================
                                                              9,655,947
=======================================================================


                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

RESTAURANTS-3.97%

CEC Entertainment Inc.(a)                         98,950   $  3,955,032
-----------------------------------------------------------------------
Outback Steakhouse, Inc.                          99,030      4,533,593
=======================================================================
                                                              8,488,625
=======================================================================

SYSTEMS SOFTWARE-3.88%

Computer Associates International, Inc.          266,800      8,286,808
=======================================================================

THRIFTS & MORTGAGE FINANCE-6.07%

Federal Agricultural Mortgage Corp.-Class C      102,100      2,378,930
-----------------------------------------------------------------------
MGIC Investment Corp.                             59,300      4,086,363
-----------------------------------------------------------------------
Radian Group Inc.                                122,280      6,510,187
=======================================================================
                                                             12,975,480
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $161,663,226)                         203,260,133
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------


MONEY MARKET FUNDS-4.57%

Liquid Assets Portfolio-Institutional
  Class(c)                                     4,883,864   $  4,883,864
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    4,883,864      4,883,864
=======================================================================
    Total Money Market Funds (Cost
      $9,767,728)                                             9,767,728
=======================================================================
TOTAL INVESTMENTS-99.68% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $171,430,954)               213,027,861
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.72%

STIC Prime Portfolio-Institutional
  Class(c)(d)                                  1,530,900      1,530,900
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,530,900)                                       1,530,900
=======================================================================
TOTAL INVESTMENTS-100.40% (Cost $172,961,854)               214,558,761
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.40%)                          (856,409)
=======================================================================
NET ASSETS-100.00%                                         $213,702,352
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $161,663,226)*                               $203,260,133
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $11,298,628)                             11,298,628
===========================================================
    Total investments (cost $172,961,854)       214,558,761
===========================================================
Receivables for:
  Investments sold                                  319,517
-----------------------------------------------------------
  Fund shares sold                                  583,161
-----------------------------------------------------------
  Dividends                                         170,145
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               13,369
-----------------------------------------------------------
Other assets                                         50,335
===========================================================
    Total assets                                215,695,288
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            232,295
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 16,081
-----------------------------------------------------------
  Collateral upon return of securities loaned     1,530,900
-----------------------------------------------------------
Accrued distribution fees                           105,432
-----------------------------------------------------------
Accrued transfer agent fees                          58,420
-----------------------------------------------------------
Accrued operating expenses                           49,808
===========================================================
    Total liabilities                             1,992,936
===========================================================
Net assets applicable to shares outstanding    $213,702,352
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $181,830,611
-----------------------------------------------------------
Undistributed net investment income (loss)          (12,855)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (9,712,311)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     41,596,907
===========================================================
                                               $213,702,352
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $115,163,883
___________________________________________________________
===========================================================
Class B                                        $ 63,374,466
___________________________________________________________
===========================================================
Class C                                        $ 27,601,222
___________________________________________________________
===========================================================
Class R                                        $     32,984
___________________________________________________________
===========================================================
Institutional Class                            $  7,529,797
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,777,188
___________________________________________________________
===========================================================
Class B                                           4,924,252
___________________________________________________________
===========================================================
Class C                                           2,145,814
___________________________________________________________
===========================================================
Class R                                               2,516
___________________________________________________________
===========================================================
Institutional Class                                 571,534
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.12
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.12 divided by
      94.50%)                                  $      13.88
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.87
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.86
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      13.11
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      13.17
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $1,497,366 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $4,934)          $ 1,176,488
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $1,827*)                           113,881
=========================================================================
    Total investment income                                     1,290,369
=========================================================================

EXPENSES:

Advisory fees                                                   1,259,409
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     25,507
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         300,274
-------------------------------------------------------------------------
  Class B                                                         505,689
-------------------------------------------------------------------------
  Class C                                                         189,702
-------------------------------------------------------------------------
  Class R                                                              43
-------------------------------------------------------------------------
Transfer agent fees -- Class A, B, C and R                        504,123
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                          1,279
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             16,965
-------------------------------------------------------------------------
Other                                                             248,256
=========================================================================
    Total expenses                                              3,101,247
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
    arrangements                                                  (40,504)
=========================================================================
    Net expenses                                                3,060,743
=========================================================================
Net investment income (loss)                                   (1,770,374)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    1,517,779
-------------------------------------------------------------------------
Net increase from payments by affiliates -- See Note 2            146,526
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   24,454,568
=========================================================================
Net gain from investment securities                            26,118,873
=========================================================================
Net increase in net assets resulting from operations          $24,348,499
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,770,374)   $   (967,184)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            1,517,779      (4,054,747)
------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         146,526              --
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  24,454,568      27,636,943
==========================================================================================
    Net increase in net assets resulting from operations        24,348,499      22,615,012
==========================================================================================
Share transactions-net:
  Class A                                                       46,344,715       4,929,815
------------------------------------------------------------------------------------------
  Class B                                                       17,811,507       8,575,378
------------------------------------------------------------------------------------------
  Class C                                                       11,353,920       2,445,889
------------------------------------------------------------------------------------------
  Class R                                                           31,275              --
------------------------------------------------------------------------------------------
  Institutional Class                                            6,853,263              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               82,394,680      15,951,082
==========================================================================================
    Net increase in net assets                                 106,743,179      38,566,094
==========================================================================================

NET ASSETS:

  Beginning of year                                            106,959,173      68,393,079
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(12,855) and $(7,330), respectively)           $213,702,352    $106,959,173
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets, plus 0.75% of the next $4 billion of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $5 billion. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.80%, 2.45%, 2.45%, 1.95% and 1.45% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limit stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $1,532.

    For the year ended December 31, 2004, the advisor reimbursed the Fund $146,526 for an economic loss due to a trading error.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $36,613 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the

Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $504,123 for Class A, Class B, Class C and Class R shares and $1,279 for Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $300,274, $505,689, $189,702 and $43, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $99,857 in front-end sales commissions from the sale of Class A shares and $2,319, $18,299, $4,347 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,469,832       $ 53,717,341      $ (52,303,309)        $   --         $ 4,883,864     $ 56,426       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            3,469,832         53,717,341        (52,303,309)            --           4,883,864       55,628           --
==================================================================================================================================
  Subtotal        $6,939,664       $107,434,682      $(104,606,618)        $   --         $ 9,767,728     $112,054       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $1,742,200       $ 28,664,200      $ (30,406,400)        $   --         $        --     $  1,324       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                   --         24,428,273        (22,897,373)            --           1,530,900          503           --
==================================================================================================================================
  Subtotal        $1,742,200       $ 53,092,473      $ (53,303,773)        $   --         $ 1,530,900     $  1,827       $   --
==================================================================================================================================
  Total           $8,681,864       $160,527,155      $(157,910,391)        $   --         $11,298,628     $113,881       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $94,900 and $1,545,616, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $2,175 and credits in custodian fees of $184 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $2,359.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $2,947 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $1,497,366 were on loan to brokers. The loans were secured by cash collateral of $1,530,900 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $1,827 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term capital distributions paid during the year ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 39,182,328
--------------------------------------------------------------------------
Temporary book/tax differences                                     (12,855)
--------------------------------------------------------------------------
Capital loss carryforward                                       (6,979,842)
--------------------------------------------------------------------------
Post-October capital loss deferral                                (317,890)
--------------------------------------------------------------------------
Shares of beneficial interest                                  181,830,611
==========================================================================
Total net assets                                              $213,702,352
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $2,916,017 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
December 31, 2010                                              $  369,421
---------------------------------------------------------------------------
December 31, 2011                                               6,610,421
===========================================================================
Total capital loss carryforward                                $6,979,842
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during year ended December 31, 2004 was $124,871,102 and $50,454,355, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $40,629,174
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,446,846)
===============================================================================
Net unrealized appreciation of investment securities               $39,182,328
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $175,376,433.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income was increased by $1,764,849 and shares of beneficial interest decreased by $1,764,849. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      6,159,742    $ 73,250,446     3,832,986    $ 37,737,367
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,016,119      35,457,428     1,803,614      17,257,750
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,748,301      20,660,237       886,121       8,452,954
----------------------------------------------------------------------------------------------------------------------
  Class R(a)                                                       2,516          31,275            --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                         575,259       6,898,180            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        286,013       3,430,679       156,161       1,515,851
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (290,717)     (3,430,679)     (157,780)     (1,515,851)
======================================================================================================================
Reacquired:
  Class A                                                     (2,577,027)    (30,336,910)   (3,833,211)    (34,323,403)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,227,626)    (14,215,242)     (811,030)     (7,166,521)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (808,272)     (9,306,317)     (665,740)     (6,007,065)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          (3,725)        (44,917)           --              --
======================================================================================================================
                                                               6,880,583    $ 82,394,680     1,211,121    $ 15,951,082
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Class R shares and Institutional Class shares commenced sales on April 30, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              ---------------------------------       (DATE OPERATIONS
                                                                2004          2003       2002            COMMENCED)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.28       $  8.23    $  9.99            $ 10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)     (0.08)     (0.06)(a)          (0.00)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.93          3.13      (1.70)             (0.01)
-----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                        0.01            --         --                 --
=======================================================================================================================
    Total from investment operations                              1.84          3.05      (1.76)             (0.01)
=======================================================================================================================
Less dividends from net investment income                           --            --      (0.00)                --
=======================================================================================================================
Net asset value, end of period                                $  13.12       $ 11.28    $  8.23            $  9.99
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  16.31%(c)     37.06%    (17.62)%            (0.10)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $115,164       $55,372    $39,130            $   400
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.67%(d)      1.80%      1.80%              1.80%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.69%(d)      1.92%      1.93%            199.49%(e)
=======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.85)%(d)    (1.00)%    (0.70)%            (0.31)%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate(f)                                          34%           52%        41%                --
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 16.22%.
(d)  Ratios are based on average daily net assets of $85,792,642.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              --------------------------------       (DATE OPERATIONS
                                                               2004          2003       2002            COMMENCED)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.14       $  8.18    $  9.99            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.13)     (0.12)(a)          (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.90          3.09      (1.69)             (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.01            --         --                 --
======================================================================================================================
    Total from investment operations                             1.73          2.96      (1.81)             (0.01)
======================================================================================================================
Less dividends from net investment income                          --            --      (0.00)                --
======================================================================================================================
Net asset value, end of period                                $ 12.87       $ 11.14    $  8.18            $  9.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 15.53%(c)     36.19%    (18.12)%            (0.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,374       $38,165    $21,204            $   300
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.32%(d)      2.45%      2.45%              2.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.34%(d)      2.57%      2.58%            200.14%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.50)%(d)    (1.65)%    (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         34%           52%        41%                --
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.44%.
(d)  Ratios are based on average daily net assets of $50,568,838.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,            DECEMBER 31, 2001
                                                              --------------------------------       (DATE OPERATIONS
                                                               2004          2003       2002            COMMENCED)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.13       $  8.18    $  9.99            $ 10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)(a)     (0.12)     (0.12)(a)          (0.00)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.90          3.07      (1.69)             (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                       0.01            --         --                 --
======================================================================================================================
    Total from investment operations                             1.73          2.95      (1.81)             (0.01)
======================================================================================================================
Less dividends from net investment income                          --            --      (0.00)                --
======================================================================================================================
Net asset value, end of period                                $ 12.86       $ 11.13    $  8.18            $  9.99
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 15.54%(c)     36.06%    (18.12)%            (0.10)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $27,601       $13,422    $ 8,059            $   300
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.32%(d)      2.45%      2.45%              2.45%(e)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.34%(d)      2.57%      2.58%            200.14%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.50)%(d)    (1.65)%    (1.35)%            (0.96)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(f)                                         34%           52%        41%                --
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.45%.
(d) Ratios are annualized and based on average daily net assets of $18,970,193.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                   CLASS R
                                                                --------------
                                                                APRIL 30, 2004
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.88
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)(a)
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.30
------------------------------------------------------------------------------
  Net increase from payments by affiliates                            0.01
==============================================================================
    Total from investment operations                                  1.23
==============================================================================
Net asset value, end of period                                      $13.11
______________________________________________________________________________
==============================================================================
Total return(b)                                                      10.35%(c)
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   33
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.78%(d)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.80%(d)
==============================================================================
Ratio of net investment income (loss) to average net assets          (0.96)%(d)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(e)                                              34%
______________________________________________________________________________
==============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.27%.
(d)  Ratios are annualized and based on average daily net assets of $12,864.
(e)  Not annualized for periods less than one year.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                APRIL 30, 2004
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2004
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $11.88
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.02)(a)
---------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              1.30
---------------------------------------------------------------------------------
  Net increase from payments by affiliates                            0.01
=================================================================================
    Total from investment operations                                  1.29
=================================================================================
Net asset value, end of period                                      $13.17
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      10.86%(c)
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $7,530
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                      1.03%(d)
---------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                   1.05%(d)
=================================================================================
Ratio of net investment income (loss) to average net assets          (0.21)%(d)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate(e)                                              34%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.77%.
(d) Ratios are annualized and based on average daily net assets of $3,103,341.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Mid Cap Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004





The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company
                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.
                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.
                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)
                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                             SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)                   AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)
AIM Opportunities II Fund                    AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ================================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

   If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                 MCBV-AR-1            A I M Distributors, Inc.



                                     YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore     Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed       Products     Management            --Registered Trademark--
                                     Plans      Accounts
-------------------------------------------------------------------------------------

                                                         AIM PREMIER EQUITY FUND
                               Annual Report to Shareholders o December 31, 2004

                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Registered Trademark--

====================================================================================================================================
AIM PREMIER EQUITY FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          o The unmanaged Lipper Large-Cap Core         The fund files its complete schedule of
                                             Fund Index represents an average of the       portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are      performance of the 30 largest                 and Exchange Commission ("SEC") for the
not available as an investment for           large-capitalization core equity funds        1st and 3rd quarters of each fiscal year
retirement plans maintained pursuant to      tracked by Lipper, Inc., an independent       on Form N-Q. The fund's Form N-Q filings
Section 401 of the Internal Revenue          mutual fund performance monitor.              are available on the SEC's Web site at
Code, including 401(k) plans, money                                                        http://www.sec.gov. Copies of the fund's
purchase pension plans and profit            o The fund is not managed to track the        Forms N-Q may be reviewed and copied at
sharing plans. Plans that have existing      performance of any particular index,          the SEC's Public Reference Room at 450
accounts invested in Class B shares will     including the indexes defined here, and       Fifth Street, N.W., Washington, D.C.
continue to be allowed to make               consequently, the performance of the          20549-0102. You can obtain information on
additional purchases.                        fund may deviate significantly from the       the operation of the Public Reference
                                             performance of the indexes.                   Room, including information about
o Class R shares are available only to                                                     duplicating fee charges, by calling
certain retirement plans. Please see the     o A direct investment cannot be made in       1-202-942-8090 or by electronic request
prospectus for more information.             an index. Unless otherwise indicated,         at the following e-mail address:
                                             index results include reinvested              publicinfo@sec.gov. The SEC file numbers
PRINCIPAL RISKS OF INVESTING IN THE          dividends, and they do not reflect sales      for the fund are 811-1540 and 2-27334.
FUND                                         charges. Performance of an index of           The fund's most recent portfolio
                                             funds reflects fund expenses;                 holdings, as filed on Form N-Q, are also
o The fund may invest up to 25% of its       performance of a market index does not.       available at AIMinvestments.com.
assets in the securities of non-U.S.
issuers. International investing             OTHER INFORMATION                             A description of the policies and
presents certain risks not associated                                                      procedures that the fund uses to
with investing solely in the United          o The returns shown in the Management's       determine how to vote proxies relating
States. These include risks relating to      Discussion of Fund Performance are based      to portfolio securities is available
fluctuations in the value of the U.S.        on net asset values calculated for            without charge, upon request, from our
dollar relative to the values of other       shareholder transactions. Generally           Client Services department at
currencies, the custody arrangements         accepted accounting principles require        800-959-4246 or on the AIM Web site,
made for the fund's foreign holdings,        adjustments to be made to the net assets      AIMinvestments.com. On the home page,
differences in accounting, political         of the fund at period end for financial       scroll down and click on AIM Funds Proxy
risks and the lesser degree of public        reporting purposes, and as such, the net      Policy. The information is also
information required to be provided by       asset values for shareholder                  available on the Securities and Exchange
non-U.S. companies.                          transactions and the returns based on         Commission's Web site, sec.gov.
                                             those net asset values may differ from
o The fund's investments in different,       the net asset values and returns              Information regarding how the fund voted
independently managed investment             reported in the Financial Highlights.         proxies related to its portfolio
disciplines may result in increased                                                        securities during the 12 months ended
transaction costs and/or adverse tax         o Industry classifications used in this       6/30/04 is available at our Web site. Go
consequences resulting from transactions     report are generally according to the         to AIMinvestments.com, access the About
in the same security at or at about the      Global Industry Classification Standard,      Us tab, click on Required Notices and
same time.                                   which was developed by and is the             then click on Proxy Voting Activity.
                                             exclusive property and a service mark of      Next, select your fund from the dropdown
ABOUT INDEXES USED IN THIS REPORT            Morgan Stanley Capital International          menu.
                                             Inc. and Standard & Poor's.
o The unmanaged Standard & Poor's
Composite Index of 500 Stocks (the S&P
500--Registered Trademark-- Index) is an
index of common stocks frequently used
as a general measure of U.S. stock
market performance.

o The unmanaged Lehman U.S. Aggregate
Bond Index, which represents the U.S.
investment-grade fixed-rate bond market
(including government and corporate
securities, mortgage pass-through
securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM PREMIER EQUITY FUND


                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF FUNDS
                    --Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In addition,
WILLIAMSON]         a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
MARK H.             Accordingly, the AIM Funds' Board recently elected Mr.
WILLIAMSON          Crockett, one of the 14 independent trustees on the AIM
                    Funds' Board, as Chairman. His appointment became effective on October 4, 2004. Mr. Graham will remain on the funds'
[PHOTO OF           Board, as will Mark Williamson, President and Chief
BRUCE L.            Executive Officer of AIM. Mr. Graham will also remain
CROCKETT]           Chairman of AIM Investments --Registered Trademark--.

BRUCE L.               Mr. Crockett has been a member of the AIM Funds' Board
CROCKETT            since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' Board in
                    AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P
                    500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone. For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S. Aggregate
                    Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year.
                    Overseas markets followed a similar pattern, with quite robust double-digit performance across the board, most of it produced during the second half of the year.

                       All in all, 2004 was a good year for American investors,
                    with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                       o U.S. gross domestic product (GDP) rose each quarter during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at 3.5%, above the post-World War II average of 3.4%.

                       o The Institute for Supply Management's manufacturing and non-manufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during December and remained in very strong territory.

                       o Thomson First Call, which tracks corporate earnings and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                       Of course, none of this can guarantee that 2005 will be
                    another good year. Over the short term, the only sure thing about the investment markets is their unpredictability.
                    Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                    YOUR FUND

                    The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often.
                    Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM is committed to building solutions for
                    your investment goals, and we thank you for your participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                              /s/ MARK H. WILLIAMSON

                    Robert H. Graham                                  Mark H. Williamson
                    Chairman, AIM Investments                         CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds              Trustee, AIM Funds

                    January 28, 2005

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM PREMIER EQUITY FUND



MANAGEMENT'S DISCUSSION OF FUND                                                            marked disparity between market price
PERFORMANCE                                                                                and estimated intrinsic value can result
                                                                                           in strong long-term performance.
Since the fund's last annual report, the     to the management of the fund which
fund's management and investment             initiated a multi-team approach. As a            The growth team, through quantitative
approach have changed. Though it has         result, the fund is now managed by three      and rigorous fundamental analysis,
only been seven months since these           distinct teams, each representing one of      identifies companies generating
changes were implemented, we believe the     the three investment disciplines: core,       sustainable, above-average earnings
long-term result will be consistent,         value and growth. Each investment team        growth and cash flow growth that is not
competitive performance in a variety of      manages its respective discipline             fully reflected in investor expectations
market environments.                         independently. These highly experienced       or equity valuations.
                                             AIM teams were put together for this
========================================     fund to ensure complete coverage of the       MARKET CONDITIONS AND YOUR FUND
                                             entire spectrum of large-cap
FUND VS. INDEXES                             opportunities and to offer a large-cap        For the first 10 months of 2004, the
                                             core fund designed to capture the upside      domestic equity broad market was
TOTAL RETURNS, 12/31/03-12/31/04,            of the market while offering better           relatively flat, as evidenced by the S&P
EXCLUDING APPLICABLE SALES CHARGES. IF       capital preservation in more difficult        500 Index's year-to-date return on
SALES CHARGES WERE INCLUDED, RETURNS         times.                                        October 31, 2004, of just over 3%.
WOULD BE LOWER.                                                                            Though gross domestic product (GDP)
                                                The core team identifies growing           growth had been steady and corporate
Class A Shares                      5.48%    companies whose stock prices may be           earnings had been strong, rising oil
                                             experiencing some near-term distress. By      prices, geopolitical events and the
Class B Shares                      4.69     applying rigorous fundamental research        uncertainty surrounding the U.S.
                                             that focuses on cash flow analysis, the       presidential election had dampened the
Class C Shares                      4.68     team identifies companies with                effects of generally good economic news
                                             management teams that are capable of          during the period. With the election
Class R Shares                      5.25     weathering any near-term challenges           results determined and oil prices
                                             while successfully generating improving       declining, the market rally during the
S&P 500 Index (Broad Market and              levels of free cash flow.                     last two months of 2004 provided impetus
Style-specific Index)              10.87                                                   for the return of the S&P 500 Index to
                                                The value team capitalizes on the          increase to 10.87% for the year.
Lipper Large-Cap Core Fund Index             fact that stock prices are more volatile
(Peer Group Index)                  8.29     than business values, primarily because          As stated, our purpose in managing
                                             investors overreact to news. The team         this fund is to capture the upside of
Source: Lipper, Inc.                         seeks to invest when a significant            the market while offering better capital
========================================     difference exists between a stock's           preservation in more difficult times.
                                             market price and our estimate of the          Our strategy for accomplishing this
   For the year ended December 31, 2004,     company's intrinsic value. We believe         purpose is to provide carefully selected
the fund's underperformance can              that a diversified portfolio of stocks        exposure to the entire spectrum of
generally be attributed to weak              purchased during intervals of                 large-cap opportunities by employing
performance in the fund's holdings in                                                      three distinct investment disciplines.
the financials, information technology                                                     During the period, the growth discipline
and consumer discretionary sectors                                                         outperformed the core
relative to its peer group and the S&P
500 Index.

HOW WE INVEST

As described in our semiannual report to shareholders, on April 20, 2004, changes were made

====================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*
By sector
                                             1.  Tyco International Ltd.          3.1%    1.  Pharmaceuticals                   9.2%
                                                 (Bermuda)

            [PIE CHART]                      2.  Waste Management, Inc.           1.9     2.  Industrial Conglomerates          4.9

Information Technology            16.9%      3.  Computer Associates                      3.  Systems Software                  4.7
Health Care                       16.3%          International, Inc.              1.7
Industrials                       15.3%                                                   4.  Packaged Foods & Meats            4.0
Financials                        14.0%      4.  General Mills, Inc.              1.6
Consumer Discretionary            12.3%                                                   5.  Integrated Oil & Gas              3.8
Consumer Staples                  10.3%      5.  Kroger Co. (The)                 1.6
Energy                             8.4%                                                   6.  Oil & Gas Equipment & Services    2.9
Materials                          1.9%      6.  General Electric Co.             1.5
Utilities                          0.9%                                                   7.  Property & Casualty Insurance     2.8
Telecommunication Services         0.5%      7.  Microsoft Corp.                  1.5
Money Market Funds Plus Other                                                             8.  Semiconductors                    2.6
Assets Less Liabilities            3.2%      8.  Citigroup Inc.                   1.5
                                                                                          9.  Investment Banking & Brokerage    2.4
                                             9.  Masco Corp.                      1.4
                                                                                          10. Other Diversified Financial
                                             10. Ace Ltd. (Cayman Islands)        1.4         Services                          2.3

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

====================================================================================================================================

and value disciplines, which produced        than that of the index, and its holdings      AND OPINIONS MAY NOT BE RELIED UPON AS
more muted returns. Conversely, we           included more companies that have less        INVESTMENT ADVICE OR RECOMMENDATIONS, OR
expect that there will be future periods     interest-rate sensitivity, such as            AS AN OFFER FOR A PARTICULAR SECURITY.
wherein the value and core disciplines       investment services giant Merrill Lynch       THE INFORMATION IS NOT A COMPLETE
buffer any weakness in the growth            and property and casualty insurer Ace         ANALYSIS OF EVERY ASPECT OF ANY MARKET,
discipline.                                  Ltd.                                          COUNTRY, INDUSTRY, SECURITY OR THE FUND.
                                                                                           STATEMENTS OF FACT ARE FROM SOURCES
   The fund's holdings in energy and            Information technology stocks were         CONSIDERED RELIABLE, BUT A I M ADVISORS,
industrials were the top contributors to     generally flat during the period. Though      INC. MAKES NO REPRESENTATION OR WARRANTY
fund performance. Specifically, in the       the sector enjoyed a strong fourth            AS TO THEIR COMPLETENESS OR ACCURACY.
industrials sector, Tyco and Masco           quarter, it was the second                    ALTHOUGH HISTORICAL PERFORMANCE IS NO
provided excellent returns for the year.     worst-performing sector in the index for      GUARANTEE OF FUTURE RESULTS, THESE
These companies made specific                the year, and the fund's holdings in          INSIGHTS MAY HELP YOU UNDERSTAND OUR
improvements in the execution of their       this area languished as well.                 INVESTMENT MANAGEMENT PHILOSOPHY.
businesses, which our research had
identified through our in-depth review          The consumer discretionary sector          See important fund and index disclosures
of their management practices. As a          produced relatively strong performance                  inside front cover.
result, both companies significantly         in the S&P 500 Index in 2004, in line
outperformed the industrials sector of       with generally strong growth in consumer
the index.                                   spending. However, despite strong
                                             individual performances from diverse                           RONALD S. SLOAN,
   Oil prices increased throughout the       names across the fund's three                                  Chartered Financial
first three quarters of the year,            disciplines, including Nike, Starwood              [SLOAN      Analyst, senior
reaching an all-time high of $55 a           Hotels & Resorts, and eBay, consumer               PHOTO]      portfolio manager, is
barrel in October. Most areas of the         discretionary stocks in the fund's                             lead manager of AIM
energy sector produced strong returns        portfolio generally underperformed their                       Premier Equity Fund.
for the year, including exploration and      index counterparts. In particular,            Mr. Sloan has 34 years of experience in
production companies, drillers, and oil      select media stocks detracted,                the investment industry. He joined AIM
services companies. Energy was the           coinciding with reports of generally          in 1998. Mr. Sloan attended the
best-performing sector in the S&P 500        lower-than-expected advertising revenues      University of Missouri, where he
Index, and, as a group, the fund's           across the industry. These holdings           received both a B.S. in business
holdings in the sector broadly               included broadcasting stock Viacom,           administration and an M.B.A.
participated in the upswing.                 which the fund no longer owns,
                                             advertising stock Interpublic and                              LANNY H. SACHNOWITZ,
   The fund's holdings in financials,        publishers Gannett, New York Times and                         senior portfolio
information technology and consumer          Tribune Co. At the close of the period,        [SACHNOWITZ     manager, is a manager
discretionary detracted from its             we remained committed to our investments          PHOTO]       of AIM Premier Equity
performance relative to the index. In        in the latter four companies, as we                            Fund. Mr. Sachnowitz
general, we believe that it is incumbent     believe they are guided by strong                              joined AIM in 1987. He
upon a core fund to avoid clear market       management teams with track records of        received a B.S. in finance from the
risks. At this time, we believe the          growing free cash flow and allocating it      University of Southern California, and
financials sector is highly susceptible      to the benefit of shareholders                he received his M.B.A from the
to risk associated with rising interest      irrespective of the advertising               University of Houston.
rates, a trend that we expect to             environment.
continue. Therefore, the fund's overall                                                                     BRET W. STANLEY,
exposure to the sector during the year       IN CLOSING                                                     Chartered Financial
was smaller                                                                                   [STANLEY      Analyst, senior
                                             At the end of the period, the fund               PHOTO]        portfolio manager, is a
========================================     continued to have exposure to most broad                       manager of AIM Premier
                                             market sectors, and we believe it was                          Equity Fund. Mr.
TOTAL NET ASSETS            $6.9 BILLION     appropriately positioned to offer             Stanley has 16 years of experience in
                                             shareholders the performance profile          the investment industry. He joined AIM
TOTAL NUMBER OF HOLDINGS*            144     they expect in a core fund.                   in 1998. Mr. Stanley attended the
========================================     Specifically, the fund was relatively         University of Texas, where he received
                                             balanced in its exposure to more              his B.B.A. in finance, and the
                                             defensive holdings and its exposure to        University of Houston, where he earned
                                             more economically sensitive holdings.         his M.S. in finance.
                                             This results from our multi-team
                                             approach that is intended to offer both       Assisted by the Mid/Large Cap Core Team,
                                             a wider variety of investment                 Large Cap Growth Team and Basic Value
                                             opportunities and the potential for           Team
                                             lower volatility relative to market
                                             benchmarks such as the S&P 500 Index.

                                             THE VIEWS AND OPINIONS EXPRESSED IN                  [RIGHT ARROW GRAPHIC]
                                             MANAGEMENT'S DISCUSSION OF FUND
                                             PERFORMANCE ARE THOSE OF A I M ADVISORS,      FOR A PRESENTATION OF YOUR FUND'S
                                             INC. THESE VIEWS AND OPINIONS ARE             LONG-TERM PERFORMANCE RECORD, PLEASE
                                             SUBJECT TO CHANGE AT ANY TIME BASED ON        TURN TO PAGE 5.
                                             FACTORS SUCH AS MARKET AND ECONOMIC
                                             CONDITIONS. THESE VIEWS

AIM PREMIER EQUITY FUND




CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over      and other funds. To do so, compare this
                                             the period. Simply divide your account        5% hypothetical example with the 5%
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600       hypothetical examples that appear in the
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),       shareholder reports of the other funds.
costs, which may include sales charges       then multiply the result by the number
(loads) on purchase payments; contingent     in the table under the heading entitled          Please note that the expenses shown
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to       in the table are meant to highlight your
and redemption fees, if any; and (2)         estimate the expenses you paid on your        ongoing costs only and do not reflect
ongoing costs, including management          account during this period.                   any transactional costs, such as sales
fees; distribution and/or service fees                                                     charges (loads) on purchase payments,
(12b-1); and other fund expenses. This       HYPOTHETICAL EXAMPLE FOR                      contingent deferred sales charges on
example is intended to help you              COMPARISON PURPOSES                           redemptions, and redemption fees, if
understand your ongoing costs (in                                                          any. Therefore, the hypothetical
dollars) of investing in the fund and to     The table below also provides                 information is useful in comparing
compare these costs with ongoing costs       information about hypothetical account        ongoing costs only, and will not help
of investing in other mutual funds. The      values and hypothetical expenses based        you determine the relative total costs
example is based on an investment of         on the fund's actual expense ratio and        of owning different funds. In addition,
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      if these transactional costs were
period and held for the entire period,       before expenses, which is not the fund's      included, your costs would have been
July 1, 2004--December 31, 2004.             actual return. The hypothetical account       higher.
                                             values and expenses may not be used to
ACTUAL EXPENSES                              estimate your actual ending account
                                             balance or expenses you paid for the
The table below provides information         period. You may use this information to
about actual account values and actual       compare the ongoing costs of investing
expenses. You may use the information in     in the fund
this table, together with the amount you
invested, to

===============================================================================================================================
                                                          ACTUAL                                   HYPOTHETICAL
                                                                                         (5% annual return before expenses)
                Beginning Account        Ending Account           Expenses             Ending Account               Expenses
    Share             Value                  Value               Paid During               Value                    Paid During
    Class           (7/01/04)             (12/31/04)(1)         Period(2),(3)            (12/31/04)                Period(2),(4)
      A             $1,000.00              $1,043.70               $ 6.58                $1,018.70                   $ 6.50
      B              1,000.00               1,039.70                10.41                 1,014.93                    10.28
      C              1,000.00               1,039.70                10.41                 1,014.93                    10.28
      R              1,000.00               1,042.40                 7.85                 1,017.44                     7.76

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period
July 1, 2004, to December 31, 2004, was 4.37%, 3.97%, 3.97% and 4.24% for Class A, B, C and R shares, respectively, including fund expenses.

(2) Expenses are equal to the fund's annualized expense ratio (1.28%, 2.03%, 2.03% and 1.53% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Effective on January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.27%,
2.02%, 2.02% and 1.52% for Class A, B, C and R shares, respectively.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $6.52, $10.36, $10.36 and $7.80 for Class A, B, C and R shares, respectively.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year are $6.44, $10.23, $10.23 and $7.71 for Class A, B, C and R shares, respectively.
===============================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON     For More Information Visit
                                                                                           IMAGE]         AIMinvestments.com



AIM PREMIER EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE            RESULTS OF A $10,000 INVESTMENT
                                             5/1/84-12/31/04 Index data from 4/30/84
Past performance cannot guarantee
comparable future results.                                     [MOUNTAIN CHART]
                                                             AIM PREMIER
   Your fund's total return includes           DATE          EQUITY FUND   S&P 500     LIPPER LARGE-CAP
reinvested distributions, applicable                        CLASS A SHARES  INDEX      CORE FUND INDEX
sales charges, fund expenses and              4/30/84           $ 9450     $10000           $10000
management fees. Index results include           6/84             9611       9652             9830
reinvested dividends, but they do not            9/84            10413      10587            10649
reflect sales charges. Performance of an        12/84            10384      10786            10960
index of funds reflects fund expenses            3/85            11230      11776            11917
and management fees; performance of a            6/85            11766      12640            12852
market index does not. Performance shown         9/85            11546      12123            12384
in the chart does not reflect deduction         12/85            12741      14208            14204
of taxes a shareholder would pay on fund         3/86            13986      16212            16139
distributions or sale of fund shares.            6/86            14068      17167            16858
Performance of the indexes does not              9/86            13264      15970            15786
reflect the effects of taxes.                   12/86            13862      16860            16335
                                                 3/87            16375      20460            19211
   In evaluating this chart, please note         6/87            16639      21487            19801
that the chart uses a logarithmic scale          9/87            18080      22904            20851
along the vertical axis (the value              12/87            14689      17745            16824
scale). This means that each scale               3/88            15880      18752            17739
increment always represents the same             6/88            17174      19998            18595
percent change in price; in a linear             9/88            16904      20066            18732
chart each scale increment always               12/88            17715      20684            19189
represents the same absolute change in           3/89            18989      22150            20515
price. In this example, the scale                6/89            20666      24101            22254
increment between $5,000 and $10,000 is          9/89            22439      26679            24713
the same as that between $10,000 and            12/89            23303      27227            24665
$20,000. In a linear chart, the latter           3/90            24265      26408            24017
scale increment would be twice as large.         6/90            26638      28065            25670
The benefit of using a logarithmic scale         9/90            21283      24213            22347
is that it better illustrates                   12/90            23743      26380            23935
performance during the fund's early              3/91            28961      30206            27450
years before reinvested distributions            6/91            27404      30134            27231
and compounding create the potential for         9/91            31065      31742            28952
the original investment to grow to very         12/91            34058      34400            31427
large numbers. Had the chart used a              3/92            34912      33532            31148
linear scale along its vertical axis,            6/92            33884      34169            30971
you would not be able to see as clearly          9/92            35493      35247            31829
the movements in the value of the fund          12/92            39643      37017            33846
and the indexes during the fund's early          3/93            41857      38633            35281
years. We use a logarithmic scale in             6/93            43509      38818            35705
financial reports of funds that have             9/93            46661      39818            36883
more than five years of performance             12/93            47057      40740            37709
history.                                         3/94            47735      39198            36434
                                                 6/94            45728      39362            36097
                                                 9/94            49025      41282            37700
                                                12/94            48595      41275            37302
                                                 3/95            53219      45289            40241
                                                 6/95            59726      49607            43571
                                                 9/95            66512      53546            46814
                                                12/95            65543      56767            49148
                                                 3/96            65885      59814            51677
                                                 6/96            68986      62495            53551
                                                 9/96            70010      64427            55253
                                                12/96            75054      69792            58899
                                                 3/97            73919      71668            59388
                                                 6/97            87152      84168            69365
                                                 9/97            94564      90472            74692
                                                12/97            93033      93069            76112
                                                 3/98           104513     106042            86382
                                                 6/98           110329     109563            89841
                                                 9/98            96989      98689            79544
                                                12/98           123499     119686            96612
                                                 3/99           134488     125646           100801
                                                 6/99           141455     134486           106378
                                                 9/99           136233     126110            99434
                                                12/99           160496     144859           115306
                                                 3/00           175016     148177           120225
                                                 6/00           159860     144241           117485
                                                 9/00           149505     142843           117050
                                                12/00           136476     131675           106809
                                                 3/01           120881     116073            93498
                                                 6/01           128191     122862            98482
                                                 9/01           107786     104835            84408
                                                12/01           118755     116037            93101
                                                 3/02           114488     116357            93162
                                                 6/02            93183     100777            81596
                                                 9/02            77134      83377            68758
                                                12/02            82052      90402            73332
                                                 3/03            80857      87555            71053
                                                 6/03            90476     101025            80776
                                                 9/03            92762     103699            82555
                                                12/03           102490     116317            91522
                                                 3/04           103044     118286            92439
                                                 6/04           103602     120321            93572
                                                 9/04            99561     118070            91352
                                                12/04          $108137    $128963           $99107

                                                                              Source: Lipper, Inc.

                                             ==========================================

                                             AVERAGE ANNUAL TOTAL RETURNS                     The performance data quoted represent
                                             As of 12/31/04, including applicable sales    past performance and cannot guarantee
                                             charges                                       comparable future results; current
                                                                                           performance may be lower or higher.
                                             CLASS A SHARES                                Please visit AIMinvestments.com for the
                                             Inception (5/1/84)                  12.21%    most recent month-end performance.
                                             10 Years                             7.71     Performance figures reflect reinvested
                                              5 Years                            -8.64     distributions, changes in net asset
                                              1 Year                             -0.36     value and the effect of the maximum
                                                                                           sales charge unless otherwise stated.
                                             CLASS B SHARES                                Investment return and principal value
                                             Inception (10/18/93)                 7.03%    will fluctuate so that you may have a
                                             10 Years                             7.65     gain or loss when you sell shares.
                                              5 Years                            -8.64
                                              1 Year                             -0.31        Class A share performance reflects
                                                                                           the maximum 5.50% sales charge, and
                                             CLASS C SHARES                                Class B and Class C share performance
                                             Inception (8/4/97)                   1.30%    reflects the applicable contingent
                                              5 Years                            -8.30     deferred sales charge (CDSC) for the
                                              1 Year                              3.68     period involved. The CDSC on Class B
                                                                                           shares declines from 5% beginning at the
                                             CLASS R SHARES                                time of purchase to 0% at the beginning
                                             10 Years                             8.05%    of the seventh year. The CDSC on Class C
                                              5 Years                            -7.83     shares is 1% for the first year after
                                              1 Year                              5.25     purchase. Class R shares do not have a
                                                                                           front-end sales charge; returns shown
                                             ==========================================    are at net asset value and do not
                                                                                           reflect a 0.75% CDSC that may be imposed
                                             Class R shares' inception date is             on a total redemption of retirement plan
                                             6/3/02. Returns since that date are           assets within the first year.
                                             historical returns. All other returns
                                             are blended returns of historical Class          The performance of the fund's share
                                             R share performance and restated Class A      classes will differ due to different
                                             share performance (for periods prior to       sales charge structures and class
                                             the inception date of Class R shares) at      expenses.
                                             net asset value, adjusted to reflect the
                                             higher Rule 12b-1 fees applicable to
                                             Class R shares.

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/04

AIM PREMIER EQUITY FUND

                                              ========================================
INSTITUTIONAL CLASS SHARES                    AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                              For periods ended 12/31/04                   indicative of future results. More
The following information has been            Inception (3/15/02)               -2.11%     recent returns may be more or less than
prepared to provide Institutional Class       1 Year                             6.06      those shown. All returns assume
shareholders with a performance overview                                                   reinvestment of distributions at net
specific to their holdings.                   ========================================     asset value. Investment return and
Institutional Class shares are offered                                                     principal value will fluctuate so your
exclusively to institutional investors,       Institutional Class shares have no sales     shares, when redeemed, may be worth more
including defined contribution plans          charge; therefore, performance is at net     or less than their original cost. See
that meet certain criteria.                   asset value. Performance of                  full report for information on
                                              Institutional Class shares will differ       comparative benchmarks. Please consult
                                              from performance of other share classes      your fund prospectus for more
                                              due to differing sales charges and class     information. For the most current
                                              expenses.                                    month-end performance, please call
                                                                                           800-451-4246 or visit
                                                                                           AIMinvestments.com.



                                   Over for information on your fund's expenses.


                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


AIMinvestments.com        PEQ-INS-1 12/04     [YOUR GOALS. OUR SOLUTIONS.]       [AIM INVESTMENTS LOGO APPEARS HERE]
                                                --Registered Trademark--               --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      period. Simply divide your account value      use this information to compare the
                                             by $1,000 (for example, an $8,600             ongoing costs of investing in the fund
As a shareholder of the fund, you incur      account value divided by $1,000 = 8.6),       and other funds. To do so, compare this
ongoing costs, including management          then multiply the result by the number        5% hypothetical example with the 5%
fees; and other fund expenses. This          in the table under the heading entitled       hypothetical examples that appear in the
example is intended to help you              "Actual Expenses Paid During Period" to       shareholder reports of the other funds.
understand your ongoing costs (in            estimate the expenses you paid on your
dollars) of investing in the fund and to     account during this period.                      Please note that the expenses shown
compare these costs with ongoing costs                                                     in the table are meant to highlight your
of investing in other mutual funds. The      HYPOTHETICAL EXAMPLE FOR COMPARISON           ongoing costs only. Therefore, the
example is based on an investment of         PURPOSES                                      hypothetical information is useful in
$1,000 invested at the beginning of the                                                    comparing ongoing costs only, and will
period and held for the entire period,       The table below also provides                 not help you determine the relative
July 1, 2004-December 31, 2004.              information about hypothetical account        total costs of owning different funds.
                                             values and hypothetical expenses based
ACTUAL EXPENSES                              on the fund's actual expense ratio and
                                             an assumed rate of return of 5% per year
The table below provides information         before expenses, which is not the fund's
about actual account values and actual       actual return. The hypothetical account
expenses. You may use the information in     values and expenses may not be used to
this table, together with the amount you     estimate the actual ending account
invested, to estimate the expenses that      balance or expenses you paid for the
you paid over the                            period. You may





====================================================================================================================================
                                                         ACTUAL                              HYPOTHETICAL
                                                                                 (5% ANNUAL RETURN BEFORE EXPENSES)

                      BEGINNING ACCOUNT    ENDING ACCOUNT       EXPENSES         ENDING ACCOUNT           EXPENSES
                            VALUE               VALUE          PAID DURING           VALUE               PAID DURING
                         (07/01/04)          (12/31/04)(1)     PERIOD(2,3)         (12/31/04)            PERIOD(2,4)
Institutional Class      $1,000.00            $1,045.10           $3.44            $1,021.77                $3.40

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 4.51% for the Institutional Class.

(2) Expenses are equal to the fund's annualized expense ratio, 0.67% for the Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Effective on January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.66% for the Institutional Class.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year is $3.39 for the Institutional Class.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the entire most recent fiscal half year is $3.35 for the Institutional Class.
====================================================================================================================================


AIMinvestments.com     PEQ-INS-1  12/04

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.70%

ADVERTISING-1.11%

Interpublic Group of Cos., Inc. (The)(a)         1,582,800   $   21,209,520
---------------------------------------------------------------------------
Omnicom Group Inc.                                 648,100       54,647,792
===========================================================================
                                                                 75,857,312
===========================================================================

AEROSPACE & DEFENSE-1.58%

Boeing Co. (The)                                   350,000       18,119,500
---------------------------------------------------------------------------
General Dynamics Corp.                             175,000       18,305,000
---------------------------------------------------------------------------
Honeywell International Inc.                       785,900       27,828,719
---------------------------------------------------------------------------
Northrop Grumman Corp.                             808,200       43,933,752
===========================================================================
                                                                108,186,971
===========================================================================

ALUMINUM-0.35%

Alcoa Inc.                                         760,700       23,901,194
===========================================================================

APPAREL RETAIL-1.00%

Gap, Inc. (The)                                  1,670,000       35,270,400
---------------------------------------------------------------------------
Limited Brands                                   1,450,000       33,379,000
===========================================================================
                                                                 68,649,400
===========================================================================

APPLICATION SOFTWARE-0.71%

Amdocs Ltd. (United Kingdom)(a)                  1,175,000       30,843,750
---------------------------------------------------------------------------
Intuit Inc.(a)                                     400,000       17,604,000
===========================================================================
                                                                 48,447,750
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.65%

Bank of New York Co., Inc. (The)                 1,326,900       44,344,998
===========================================================================

BIOTECHNOLOGY-0.51%

Genentech, Inc.(a)                                 325,000       17,693,000
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           500,000       17,495,000
===========================================================================
                                                                 35,188,000
===========================================================================

BREWERS-0.75%

Heineken N.V. (Netherlands)(b)                   1,555,386       51,640,580
===========================================================================

BUILDING PRODUCTS-1.44%

Masco Corp.                                      2,708,000       98,923,240
===========================================================================

COMMUNICATIONS EQUIPMENT-2.12%

Cisco Systems, Inc.(a)                           1,850,000       35,705,000
---------------------------------------------------------------------------
Motorola, Inc.                                   1,526,400       26,254,080
---------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          2,206,500       34,575,855
---------------------------------------------------------------------------
QUALCOMM Inc.                                      875,000       37,100,000
---------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                145,000       11,950,900
===========================================================================
                                                                145,585,835
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

COMPUTER & ELECTRONICS RETAIL-0.26%

Best Buy Co., Inc.                                 300,000   $   17,826,000
===========================================================================

COMPUTER HARDWARE-1.47%

Dell Inc.(a)                                     1,300,000       54,782,000
---------------------------------------------------------------------------
International Business Machines Corp.              470,800       46,411,464
===========================================================================
                                                                101,193,464
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.27%

Lexmark International, Inc.-Class A(a)             220,000       18,700,000
===========================================================================

CONSUMER ELECTRONICS-0.56%

Sony Corp.-ADR (Japan)                             980,000       38,180,800
===========================================================================

CONSUMER FINANCE-1.04%

American Express Co.                               325,000       18,320,250
---------------------------------------------------------------------------
Capital One Financial Corp.                        150,000       12,631,500
---------------------------------------------------------------------------
MBNA Corp.                                         675,000       19,028,250
---------------------------------------------------------------------------
SLM Corp.                                          400,000       21,356,000
===========================================================================
                                                                 71,336,000
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.37%

First Data Corp.                                 2,204,100       93,762,414
===========================================================================

DEPARTMENT STORES-1.18%

J.C. Penney Co., Inc.                              475,000       19,665,000
---------------------------------------------------------------------------
Kohl's Corp.(a)                                  1,248,900       61,408,413
===========================================================================
                                                                 81,073,413
===========================================================================

DIVERSIFIED BANKS-1.26%

Bank of America Corp.                            1,125,400       52,882,546
---------------------------------------------------------------------------
Wachovia Corp.                                     640,600       33,695,560
===========================================================================
                                                                 86,578,106
===========================================================================

DIVERSIFIED CHEMICALS-0.83%

Dow Chemical Co. (The)                           1,157,400       57,302,874
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.29%

Cendant Corp.                                    3,776,200       88,287,556
===========================================================================

ELECTRIC UTILITIES-0.49%

FPL Group, Inc.                                    450,200       33,652,450
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.03%

Emerson Electric Co.                               485,200       34,012,520
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-(CONTINUED)

Rockwell Automation, Inc.                          740,000   $   36,667,000
===========================================================================
                                                                 70,679,520
===========================================================================

ENVIRONMENTAL SERVICES-1.90%

Waste Management, Inc.                           4,364,300      130,667,142
===========================================================================

FOOD RETAIL-1.99%

Kroger Co. (The)(a)                              6,094,900      106,904,546
---------------------------------------------------------------------------
Safeway Inc.(a)                                  1,484,300       29,300,082
===========================================================================
                                                                136,204,628
===========================================================================

FOOTWEAR-0.76%

NIKE, Inc.-Class B                                 575,000       52,146,750
===========================================================================

GENERAL MERCHANDISE STORES-1.34%

Target Corp.                                     1,764,100       91,609,713
===========================================================================

HEALTH CARE DISTRIBUTORS-1.64%

Cardinal Health, Inc.                            1,297,000       75,420,550
---------------------------------------------------------------------------
McKesson Corp.                                   1,170,000       36,808,200
===========================================================================
                                                                112,228,750
===========================================================================

HEALTH CARE EQUIPMENT-1.50%

Baxter International Inc.                        1,010,000       34,885,400
---------------------------------------------------------------------------
Becton, Dickinson & Co.                            700,000       39,760,000
---------------------------------------------------------------------------
Waters Corp.(a)                                    600,000       28,074,000
===========================================================================
                                                                102,719,400
===========================================================================

HEALTH CARE FACILITIES-0.56%

HCA, Inc.                                          960,000       38,361,600
===========================================================================

HEALTH CARE SERVICES-0.46%

IMS Health Inc.                                    321,100        7,452,731
---------------------------------------------------------------------------
Quest Diagnostics Inc.                             250,000       23,887,500
===========================================================================
                                                                 31,340,231
===========================================================================

HEALTH CARE SUPPLIES-0.45%

Alcon Inc. (Switzerland)                           385,000       31,031,000
===========================================================================

HOTELS, RESORTS & CRUISE LINES-0.34%

Starwood Hotels & Resorts Worldwide, Inc.          399,300       23,319,120
===========================================================================

HOUSEHOLD PRODUCTS-1.19%

Kimberly-Clark Corp.                               592,300       38,979,263
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                         775,000       42,687,000
===========================================================================
                                                                 81,666,263
===========================================================================

HOUSEWARES & SPECIALTIES-0.28%

Fortune Brands, Inc.                               250,000       19,295,000
===========================================================================

HYPERMARKETS & SUPER CENTERS-0.39%

Costco Wholesale Corp.                             550,000       26,625,500
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES-4.90%

General Electric Co.                             2,888,500   $  105,430,250
---------------------------------------------------------------------------
Textron Inc.                                       250,000       18,450,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                5,940,300      212,306,322
===========================================================================
                                                                336,186,572
===========================================================================

INDUSTRIAL MACHINERY-2.07%

Danaher Corp.                                      670,000       38,464,700
---------------------------------------------------------------------------
Dover Corp.                                      1,086,700       45,576,198
---------------------------------------------------------------------------
Eaton Corp.                                        325,000       23,517,000
---------------------------------------------------------------------------
Illinois Tool Works Inc.                           370,000       34,291,600
===========================================================================
                                                                141,849,498
===========================================================================

INTEGRATED OIL & GAS-3.79%

Amerada Hess Corp.                                 579,420       47,732,620
---------------------------------------------------------------------------
BP PLC-ADR (United Kingdom)                      1,406,900       82,162,960
---------------------------------------------------------------------------
ChevronTexaco Corp.                                633,200       33,249,332
---------------------------------------------------------------------------
Exxon Mobil Corp.                                1,244,700       63,803,322
---------------------------------------------------------------------------
Murphy Oil Corp.                                   406,700       32,719,015
===========================================================================
                                                                259,667,249
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.49%

ALLTEL Corp.                                       577,200       33,916,272
===========================================================================

INTERNET RETAIL-0.95%

eBay Inc.(a)                                       265,000       30,814,200
---------------------------------------------------------------------------
IAC/InterActiveCorp(a)(c)                        1,235,400       34,121,748
===========================================================================
                                                                 64,935,948
===========================================================================

INTERNET SOFTWARE & SERVICES-0.60%

Yahoo! Inc.(a)                                   1,100,000       41,448,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-2.42%

Goldman Sachs Group, Inc. (The)                    300,000       31,212,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          649,700       38,832,569
---------------------------------------------------------------------------
Morgan Stanley                                   1,723,100       95,666,512
===========================================================================
                                                                165,711,081
===========================================================================

IT CONSULTING & OTHER SERVICES-1.22%

Accenture Ltd.-Class A (Bermuda)(a)              3,099,500       83,686,500
===========================================================================

LIFE & HEALTH INSURANCE-0.54%

Prudential Financial, Inc.                         672,900       36,982,584
===========================================================================

MANAGED HEALTH CARE-1.94%

Aetna Inc.                                         250,000       31,187,500
---------------------------------------------------------------------------
UnitedHealth Group Inc.                            515,000       45,335,450
---------------------------------------------------------------------------
WellPoint Inc.(a)                                  492,800       56,672,000
===========================================================================
                                                                133,194,950
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MOTORCYCLE MANUFACTURERS-0.39%

Harley-Davidson, Inc.                              440,000   $   26,730,000
===========================================================================

MOVIES & ENTERTAINMENT-0.79%

Walt Disney Co. (The)                            1,940,000       53,932,000
===========================================================================

MULTI-LINE INSURANCE-0.45%

Hartford Financial Services Group, Inc. (The)      450,000       31,189,500
===========================================================================

MULTI-UTILITIES & UNREGULATED POWER-0.46%

Dominion Resources, Inc.                           462,000       31,295,880
===========================================================================

OFFICE ELECTRONICS-1.32%

Xerox Corp.(a)                                   5,319,300       90,481,293
===========================================================================

OIL & GAS DRILLING-1.71%

GlobalSantaFe Corp. (Cayman Islands)             1,158,000       38,341,380
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)               661,600       33,933,464
---------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)              1,060,000       44,933,400
===========================================================================
                                                                117,208,244
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.88%

Baker Hughes Inc.                                1,089,000       46,467,630
---------------------------------------------------------------------------
BJ Services Co.                                    716,000       33,322,640
---------------------------------------------------------------------------
Halliburton Co.                                  1,280,000       50,227,200
---------------------------------------------------------------------------
Schlumberger Ltd. (Netherlands)                    548,000       36,688,600
---------------------------------------------------------------------------
Smith International, Inc.(a)                       570,750       31,054,507
===========================================================================
                                                                197,760,577
===========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.29%

Citigroup Inc.                                   2,070,400       99,751,872
---------------------------------------------------------------------------
JPMorgan Chase & Co.                             1,464,000       57,110,640
===========================================================================
                                                                156,862,512
===========================================================================

PACKAGED FOODS & MEATS-3.98%

Campbell Soup Co.                                1,632,700       48,801,403
---------------------------------------------------------------------------
General Mills, Inc.                              2,170,600      107,900,526
---------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         2,277,400       81,098,214
---------------------------------------------------------------------------
Sara Lee Corp.                                   1,453,300       35,082,662
===========================================================================
                                                                272,882,805
===========================================================================

PAPER PRODUCTS-0.68%

Georgia-Pacific Corp.                            1,223,000       45,838,040
---------------------------------------------------------------------------
Neenah Paper, Inc.(a)(c)                            17,948          585,105
===========================================================================
                                                                 46,423,145
===========================================================================

PERSONAL PRODUCTS-1.08%

Estee Lauder Cos. Inc. (The)-Class A               565,000       25,860,050
---------------------------------------------------------------------------
Gillette Co. (The)                               1,075,000       48,138,500
===========================================================================
                                                                 73,998,550
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

PHARMACEUTICALS-9.23%

Bristol-Myers Squibb Co.                         1,887,800   $   48,365,436
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                     1,510,000       67,738,600
---------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (United Kingdom)         1,651,100       78,245,629
---------------------------------------------------------------------------
Johnson & Johnson                                1,472,400       93,379,608
---------------------------------------------------------------------------
Merck & Co. Inc.                                 2,708,600       87,054,404
---------------------------------------------------------------------------
Pfizer Inc.                                      1,572,700       42,289,903
---------------------------------------------------------------------------
Sanofi-Aventis (France)(b)                         936,600       74,731,005
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,745,400       52,117,644
---------------------------------------------------------------------------
Wyeth                                            2,091,300       89,068,467
===========================================================================
                                                                632,990,696
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.75%

ACE Ltd. (Cayman Islands)                        2,285,900       97,722,225
---------------------------------------------------------------------------
Allstate Corp. (The)                               400,000       20,688,000
---------------------------------------------------------------------------
Chubb Corp. (The)                                  450,000       34,605,000
---------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                956,100       35,442,627
===========================================================================
                                                                188,457,852
===========================================================================

PUBLISHING-1.74%

Gannett Co., Inc.                                  519,600       42,451,320
---------------------------------------------------------------------------
New York Times Co. (The)-Class A                   815,200       33,260,160
---------------------------------------------------------------------------
Tribune Co.                                      1,030,000       43,404,200
===========================================================================
                                                                119,115,680
===========================================================================

RAILROADS-1.12%

Norfolk Southern Corp.                             960,200       34,749,638
---------------------------------------------------------------------------
Union Pacific Corp.                                621,200       41,775,700
===========================================================================
                                                                 76,525,338
===========================================================================

REGIONAL BANKS-0.94%

BB&T Corp.                                         819,000       34,438,950
---------------------------------------------------------------------------
SunTrust Banks, Inc.                               405,400       29,950,952
===========================================================================
                                                                 64,389,902
===========================================================================

RESTAURANTS-1.24%

McDonald's Corp.                                 1,250,000       40,075,000
---------------------------------------------------------------------------
Yum! Brands, Inc.                                  950,000       44,821,000
===========================================================================
                                                                 84,896,000
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.51%

Applied Materials, Inc.(a)                       2,030,000       34,713,000
===========================================================================

SEMICONDUCTORS-2.55%

Analog Devices, Inc.                             1,744,200       64,395,864
---------------------------------------------------------------------------
Intel Corp.                                      1,881,800       44,015,302
---------------------------------------------------------------------------
National Semiconductor Corp.                     1,994,700       35,804,865
---------------------------------------------------------------------------
Xilinx, Inc.                                     1,030,600       30,557,290
===========================================================================
                                                                174,773,321
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


SOFT DRINKS-0.88%

Coca-Cola Co. (The)                                800,000   $   33,304,000
---------------------------------------------------------------------------
PepsiCo, Inc.                                      525,000       27,405,000
===========================================================================
                                                                 60,709,000
===========================================================================

SPECIALTY STORES-0.33%

Staples, Inc.                                      670,000       22,585,700
===========================================================================

SYSTEMS SOFTWARE-4.73%

Adobe Systems Inc.                                 350,000       21,959,000
---------------------------------------------------------------------------
Computer Associates International, Inc.          3,772,700      117,180,062
---------------------------------------------------------------------------
Microsoft Corp.                                  3,795,200      101,369,792
---------------------------------------------------------------------------
Oracle Corp.(a)                                  2,450,000       33,614,000
---------------------------------------------------------------------------
Symantec Corp.(a)                                1,950,000       50,232,000
===========================================================================
                                                                324,354,854
===========================================================================

THRIFTS & MORTGAGE FINANCE-1.66%

Countrywide Financial Corp.                        365,000       13,508,650
---------------------------------------------------------------------------
Fannie Mae                                         911,500       64,907,915
---------------------------------------------------------------------------
Washington Mutual, Inc.                            832,400       35,193,872
===========================================================================
                                                                113,610,437
===========================================================================
Total Common Stocks & Other Equity Interests
  (Cost $5,683,380,702)                                       6,629,977,914
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-3.47%

Liquid Assets Portfolio-Institutional
  Class(d)                                     119,054,041   $  119,054,041
---------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)    119,054,041      119,054,041
===========================================================================
    Total Money Market Funds (Cost
      $238,108,082)                                             238,108,082
===========================================================================
TOTAL INVESTMENTS-100.17% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,921,488,784)                                             6,868,085,996
===========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.40%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                   27,306,920       27,306,920
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $27,306,920)                                         27,306,920
===========================================================================
TOTAL INVESTMENTS-100.57% (Cost
  $5,948,795,704)                                             6,895,392,916
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.57%)                           (39,241,056)
===========================================================================
NET ASSETS-100.00%                                           $6,856,151,860
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at December 31, 2004 was $126,371,585, which represented 1.83% of the Fund's Total Investments. See
    Note 1A.
(c) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2004.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $5,683,380,702)*                           $ 6,629,977,914
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $265,415,002)                      265,415,002
============================================================
  Total investments (cost $5,948,795,704)      6,895,392,916
____________________________________________________________
============================================================
Foreign currencies, at market value (cost
  $314)                                                  327
------------------------------------------------------------
Receivables for:
  Investments sold                                30,095,164
------------------------------------------------------------
  Fund shares sold                                   876,506
------------------------------------------------------------
  Dividends                                       11,615,984
------------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans                  570,984
------------------------------------------------------------
Other assets                                          66,109
============================================================
  Total assets                                 6,938,617,990
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           10,619,597
------------------------------------------------------------
  Fund shares reacquired                          37,448,126
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                               1,267,901
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        27,306,920
------------------------------------------------------------
Accrued distribution fees                          2,923,342
------------------------------------------------------------
Accrued transfer agent fees                        2,446,786
------------------------------------------------------------
Accrued operating expenses                           453,458
============================================================
  Total liabilities                               82,466,130
============================================================
Net assets applicable to shares outstanding  $ 6,856,151,860
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $10,092,375,074
------------------------------------------------------------
Undistributed net investment income                 (788,589)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                       (4,182,032,090)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              946,597,465
============================================================
                                             $ 6,856,151,860
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 4,225,191,623
____________________________________________________________
============================================================
Class B                                      $ 2,315,118,550
____________________________________________________________
============================================================
Class C                                      $   312,034,903
____________________________________________________________
============================================================
Class R                                      $       831,863
____________________________________________________________
============================================================
Institutional Class                          $     2,974,921
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          427,648,250
____________________________________________________________
============================================================
Class B                                          252,665,016
____________________________________________________________
============================================================
Class C                                           34,026,511
____________________________________________________________
============================================================
Class R                                               84,630
____________________________________________________________
============================================================
Institutional Class                                  298,926
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.88
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.88 divided by
      94.50%)                                $         10.46
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          9.16
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          9.17
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.83
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.95
____________________________________________________________
============================================================

* At December 31, 2004, securities with an aggregate market value of $26,012,960 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $994,634)        $ 125,438,615
---------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $403,714*)                         3,358,823
---------------------------------------------------------------------------
Interest                                                             98,725
===========================================================================
  Total investment income                                       128,896,163
===========================================================================

EXPENSES:

Advisory fees                                                    49,234,296
---------------------------------------------------------------------------
Administrative services fees                                        725,065
---------------------------------------------------------------------------
Custodian fees                                                      600,725
---------------------------------------------------------------------------
Distribution fees:

  Class A                                                        11,551,335
---------------------------------------------------------------------------
  Class B                                                        28,505,751
---------------------------------------------------------------------------
  Class C                                                         3,624,154
---------------------------------------------------------------------------
  Class R                                                             3,593
---------------------------------------------------------------------------
Transfer agent fees--Class A,B,C,R & Institutional               26,056,032
---------------------------------------------------------------------------
Trustees' fees and retirement benefits                              225,306
---------------------------------------------------------------------------
Other                                                             3,640,523
===========================================================================
  Total expenses                                                124,166,780
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (1,766,556)
===========================================================================
  Net expenses                                                  122,400,224
===========================================================================
Net investment income                                             6,495,939
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         528,077,046
---------------------------------------------------------------------------
  Foreign currencies                                               (259,491)
---------------------------------------------------------------------------
  Futures contracts                                              15,858,268
===========================================================================
                                                                543,675,823
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (222,461,581)
---------------------------------------------------------------------------
  Foreign currencies                                                (17,361)
---------------------------------------------------------------------------
  Futures contracts                                             (11,022,800)
===========================================================================
                                                               (233,501,742)
===========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             310,174,081
===========================================================================
Net increase in net assets resulting from operations          $ 316,670,020
___________________________________________________________________________
===========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                   2004               2003
------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                $     6,495,939    $   (25,735,883)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    contracts and option contracts                                543,675,823       (519,632,972)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, foreign
    currency contracts and futures contracts                     (233,501,742)     2,505,788,002
================================================================================================
    Net increase in net assets resulting from operations          316,670,020      1,960,419,147
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (6,005,272)                --
------------------------------------------------------------------------------------------------
  Institutional Class                                                 (28,013)                --
================================================================================================
    Decrease in net assets resulting from distributions            (6,033,285)                --
================================================================================================
Share transactions-net:
  Class A                                                      (1,093,570,069)      (586,536,341)
------------------------------------------------------------------------------------------------
  Class B                                                      (1,396,211,918)    (1,467,119,888)
------------------------------------------------------------------------------------------------
  Class C                                                        (134,394,245)      (101,720,007)
------------------------------------------------------------------------------------------------
  Class R                                                             137,938            318,566
------------------------------------------------------------------------------------------------
  Institutional Class                                                 603,693           (625,385)
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (2,623,434,601)    (2,155,683,055)
================================================================================================
    Net increase (decrease) in net assets                      (2,312,797,866)      (195,263,908)
================================================================================================

NET ASSETS:

  Beginning of year                                             9,168,949,726      9,364,213,634
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(788,589) and $(990,003), respectively)        $ 6,856,151,860    $ 9,168,949,726
________________________________________________________________________________________________
================================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary objective. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.75% of the first $150 million, plus 0.615% of the next $4.85 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's average daily net assets in excess of $10 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $770,935.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $885,101 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2004, AIM was paid $725,065 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the year ended December 31, 2004, the Fund paid AISI $26,056,032 for Class A, Class B, Class C, Class R and Institutional Class shares. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $11,551,335, $28,505,751, $3,624,154 and
$3,593, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2004, AIM Distributors advised the Fund that it retained $388,971 in front-end sales commissions from the sale of Class A shares and $6,192, $241,988, $19,556 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                                UNREALIZED
                         MARKET VALUE      PURCHASES        PROCEEDS FROM      APPRECIATION     MARKET VALUE     DIVIDEND
FUND                      12/31/2003        AT COST             SALES         (DEPRECIATION)      12/31/04        INCOME
--------------------------------------------------------------------------------------------------------------------------
Liquid Asset Portfolio-
  Institutional Class    $149,855,268    $1,520,793,513    $(1,551,594,740)    $         --     $119,054,041    $1,488,808
--------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class    149,855,268      1,520,793,513    (1,551,594,740)               --     119,054,041      1,466,301
==========================================================================================================================
  Subtotal               $299,710,536    $3,041,587,026    $(3,103,189,480)    $         --     $238,108,082    $2,955,109
==========================================================================================================================


                           REALIZED
FUND                     GAIN (LOSS)
-----------------------
Liquid Asset Portfolio-
  Institutional Class    $         --
-----------------------
STIC Prime Portfolio-
  Institutional Class              --
=======================
  Subtotal               $         --
=======================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                                UNREALIZED
                         MARKET VALUE      PURCHASES        PROCEEDS FROM      APPRECIATION     MARKET VALUE     DIVIDEND
FUND                      12/31/2003        AT COST             SALES         (DEPRECIATION)      12/31/04       INCOME*
--------------------------------------------------------------------------------------------------------------------------
Liquid Asset Portfolio-
  Institutional Class    $119,778,490    $  649,658,610    $ (769,437,100)     $         --     $        --     $  315,099
--------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class             --        300,579,793      (273,272,873)               --      27,306,920         88,615
==========================================================================================================================
  Subtotal               $119,778,490    $  950,238,403    $(1,042,709,973)    $         --     $27,306,920     $  403,714
==========================================================================================================================
  Total                  $419,489,026    $3,991,825,429    $(4,145,899,453)    $         --     $265,415,002    $3,358,823
__________________________________________________________________________________________________________________________
==========================================================================================================================


                           REALIZED
FUND                     GAIN (LOSS)
-----------------------
Liquid Asset Portfolio-
  Institutional Class    $         --
-----------------------
STIC Prime Portfolio-
  Institutional Class              --
=======================
  Subtotal               $         --
=======================
  Total                  $         --
_______________________
=======================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $208,839,267 and $151,062,573, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $108,971 and credits in custodian fees of $1,549 under expense offset arrangements, which resulted in a reduction of the Fund's total expenses of $110,520.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $21,824 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $26,012,960 were on loan to brokers. The loans were secured by cash collateral of $27,306,920 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $403,714 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004           2003
----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $6,033,285    $         --
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                     2004
-------------------------------------------------------------------------------
Undistributed ordinary income                                   $       239,299
-------------------------------------------------------------------------------
Unrealized appreciation -- investments                              924,089,426
-------------------------------------------------------------------------------
Temporary book/tax differences                                       (1,121,639)
-------------------------------------------------------------------------------
Capital loss carryforward                                        (4,159,430,300)
-------------------------------------------------------------------------------
Shares of beneficial interest                                    10,092,375,074
===============================================================================
Total net assets                                                $ 6,856,151,860
_______________________________________________________________________________
===============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and return of capital distributions. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $253.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses and return of capital distributions.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2004 to utilizing $4,144,170,085 of capital loss carryforward in the fiscal year ended December 31, 2005.

    The Fund utilized $543,143,350 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                        CARRYFORWARD*
----------------------------------------------------------------------------------
December 31, 2009                                                 $1,147,080,694
----------------------------------------------------------------------------------
December 31, 2010                                                  2,279,293,105
----------------------------------------------------------------------------------
December 31, 2011                                                    733,056,501
==================================================================================
Total capital loss carryforward                                   $4,159,430,300
__________________________________________________________________________________
==================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Premier Equity II Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $6,524,651,967 and $9,092,451,785, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities      $1,060,577,425
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (136,488,252)
==============================================================================
Net unrealized appreciation of investment securities            $  924,089,173
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $5,971,303,743.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on December 31, 2004, undistributed net investment income (loss) was decreased by $261,240, undistributed net realized gain (loss) was increased by $281,979 and shares of beneficial interest decreased by $20,739. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                           2004                               2003
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       19,026,912    $   177,793,866      39,598,262    $   320,765,623
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        7,798,250         67,922,205      13,786,253        105,078,641
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,961,009         17,069,552       3,249,627         24,835,033
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                           39,878            369,677          89,985            704,135
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              276,850          2,558,155              --                 --
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          550,080          5,357,824              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                2,565             25,160              --                 --
================================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                               --                 --       2,782,677         24,469,013
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       3,838,877         31,511,253
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --       1,461,575         11,994,377
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       64,231,883        602,604,466      77,425,211        643,745,569
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (69,041,635)      (602,604,466)    (82,660,881)      (643,745,569)
================================================================================================================================
Reacquired:
  Class A                                                     (201,673,468)    (1,879,326,225)   (192,041,009)    (1,575,516,546)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (99,213,876)      (861,529,657)   (126,732,034)      (959,964,213)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (17,405,960)      (151,463,797)    (18,159,353)      (138,549,417)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          (24,986)          (231,739)        (47,869)          (385,569)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (205,058)        (1,979,622)        (74,164)          (625,385)
================================================================================================================================
                                                              (293,677,556)   $(2,623,434,601)   (277,482,843)   $(2,155,683,055)
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate the own 16% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell the Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of AIM Premier Equity II Fund pursuant to a plan of reorganization approved by AIM Premier Equity II Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 8,083,129 shares of the Fund for 12,162,356 shares of AIM Premier Equity II Fund outstanding as of the close of business November 21, 2003. AIM Premier Equity II Fund net assets at that date of $67,974,643 including $(5,277,895) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,817,104,791.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004             2003          2002          2001        2000(A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     9.38       $     7.51    $    10.87    $    12.51   $     16.28
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.04(b)(c)       0.01(b)      (0.01)(b)     (0.00)        (0.04)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.47             1.86         (3.35)        (1.63)        (2.42)
================================================================================================================================
    Total from investment operations                             0.51             1.87         (3.36)        (1.63)        (2.46)
================================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.01)              --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --               --            --         (0.01)        (1.31)
================================================================================================================================
    Total distributions                                         (0.01)              --            --         (0.01)        (1.31)
================================================================================================================================
Net asset value, end of period                             $     9.88       $     9.38    $     7.51    $    10.87   $     12.51
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(d)                                                  5.48%           24.90%       (30.91)%      (12.99)%      (14.95)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $4,225,192       $5,116,444    $4,642,361    $8,502,699   $11,223,504
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.26%(e)         1.26%         1.17%         1.08%         1.00%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.28%(e)         1.27%         1.19%         1.12%         1.04%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         0.39%(c)(e)       0.07%       (0.08)%       (0.03)%       (0.11)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            86%              37%           36%           38%           67%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $0.03 and 0.24% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of 4,620,534,125.

                                                                                          CLASS B
                                                           ---------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2004             2003          2002          2001        2000(A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $     8.75       $     7.07    $    10.30    $    11.94   $     15.73
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(b)(c)      (0.05)(b)      (0.07)(b)   (0.09)        (0.31)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.44             1.73         (3.16)        (1.54)        (2.17)
================================================================================================================================
    Total from investment operations                             0.41             1.68         (3.23)        (1.63)        (2.48)
================================================================================================================================
Less distributions from net realized gains                         --               --            --         (0.01)        (1.31)
================================================================================================================================
Net asset value, end of period                             $     9.16       $     8.75    $     7.07    $    10.30   $     11.94
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(d)                                                  4.69%           23.76%       (31.36)%      (13.61)%      (15.65)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $2,315,119       $3,616,395    $4,274,489    $9,186,980   $12,491,366
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.01%(e)         2.01%         1.92%         1.84%         1.77%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.03%(e)         2.02%         1.94%         1.88%         1.81%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                        (0.36)%(c)(e)      (0.68)%      (0.84)%      (0.79)%       (0.89)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            86%              37%           36%           38%           67%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $2,850,575,141.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                2004             2003        2002        2001       2000(A)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.76         $   7.07    $  10.31    $  11.95    $    15.74
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(b)(c)     (0.05)(b)    (0.07)(b)    (0.09)      (0.31)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.44             1.74       (3.17)      (1.54)        (2.17)
=============================================================================================================================
    Total from investment operations                              0.41             1.69       (3.24)      (1.63)        (2.48)
=============================================================================================================================
Less distributions from net realized gains                          --               --          --       (0.01)        (1.31)
=============================================================================================================================
Net asset value, end of period                                $   9.17         $   8.76    $   7.07    $  10.31    $    11.95
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(d)                                                   4.68%           23.90%     (31.43)%    (13.60)%      (15.62)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $312,035         $433,332    $444,901    $943,211    $1,262,192
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.01%(e)         2.01%       1.92%       1.84%         1.77%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.03%(e)         2.02%       1.94%       1.88%         1.81%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.36)%(c)(e)    (0.68)%     (0.84)%     (0.79)%       (0.88)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             86%              37%         36%         38%           67%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Per share information and shares have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend on November 10, 2000.
(b)  Calculated using average shares outstanding.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)% respectively.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $362,415,401.

                                                                              CLASS R
                                                              ---------------------------------------
                                                                                        JUNE 3, 2002
                                                                    YEAR ENDED           (DATE SALES
                                                                   DECEMBER 31,         COMMENCED) TO
                                                              ----------------------    DECEMBER 31,
                                                              2004             2003         2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.34           $ 7.50       $  9.16
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.01(a)(b)       (0.01)(a)      (0.02)(a)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               0.48              1.85         (1.64)
=====================================================================================================
    Total from investment operations                          0.49              1.84         (1.66)
=====================================================================================================
Net asset value, end of period                                $9.83           $ 9.34       $  7.50
_____________________________________________________________________________________________________
=====================================================================================================
Total return(c)                                               5.25%            24.53%       (18.12)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $832            $  651       $   207
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              1.51%(d)          1.51%         1.48%(e)
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           1.53%(d)          1.52%         1.50%(e)
=====================================================================================================
Ratio of net investment income (loss) to average net assets   0.14%(b)(d)      (0.18)%       (0.40)%(e)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(f)                                      86%               37%           36%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.00) and (0.01)% respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $718,550.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                        INSTITUTIONAL CLASS
                                                              ----------------------------------------
                                                                                           MARCH 15,
                                                                                             2002
                                                                    YEAR ENDED            (DATE SALES
                                                                   DECEMBER 31,          COMMENCED) TO
                                                              -----------------------    DECEMBER 31,
                                                               2004             2003         2002
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.47           $ 7.55       $10.66
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.10(a)(b)       0.05(a)      0.03(a)
------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.47             1.87        (3.14)
======================================================================================================
    Total from investment operations                            0.57             1.92        (3.11)
======================================================================================================
Less distributions from net realized gains                     (0.09)              --           --
======================================================================================================
Net asset value, end of period                                $ 9.95           $ 9.47       $ 7.55
______________________________________________________________________________________________________
======================================================================================================
Total return(c)                                                 6.06%           25.43%      (29.17)%
______________________________________________________________________________________________________
======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,975           $2,127       $2,255
______________________________________________________________________________________________________
======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                0.58%(d)         0.71%        0.66%(e)
------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             0.60%(d)         0.72%        0.68%(e)
======================================================================================================
Ratio of net investment income to average net assets            1.07%(b)(d)      0.62%        0.42%(e)
______________________________________________________________________________________________________
======================================================================================================
Portfolio turnover rate(f)                                        86%              37%          36%
______________________________________________________________________________________________________
======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment to average net assets excluding the special dividend are $0.09 and 0.92% respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,244,088.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

    Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM

Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

    Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

    The SEC has also settled market timing enforcement actions against Raymond
R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

    The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

    The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

    As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

    IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

    AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

    All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

    Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

    Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

    Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

    A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Premier Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Premier Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and            Trustee and/       Principal Occupation(s)                    Other Directorship(s)
Position(s) Held with the Trust    or Officer Since   During Past 5 Years                        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2004, 100% is eligible for the dividends received deduction for corporations.
For its tax year ended December 31, 2004, the Fund designated 100%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)
Of the ordinary dividends paid, 0.07% was derived from U.S. Treasury
Obligations.

             DOMESTIC EQUITY                               SECTOR EQUITY

AIM Aggressive Growth Fund                   AIM Advantage Health Sciences Fund(1)
AIM Balanced Fund*                           AIM Energy Fund(1)
AIM Basic Balanced Fund*                     AIM Financial Services Fund(1)
AIM Basic Value Fund                         AIM Global Health Care Fund
AIM Blue Chip Fund                           AIM Gold & Precious Metals Fund(1)
AIM Capital Development Fund                 AIM Health Sciences Fund(1)
AIM Charter Fund                             AIM Leisure Fund(1)
AIM Constellation Fund                       AIM Multi-Sector Fund(1)
AIM Core Stock Fund(1)                       AIM Real Estate Fund
AIM Dent Demographic Trends Fund             AIM Technology Fund(1)
AIM Diversified Dividend Fund                AIM Utilities Fund(1)
AIM Dynamics Fund(1)
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                             FIXED INCOME
AIM Large Cap Growth Fund
AIM Libra Fund                               TAXABLE
AIM Mid Cap Basic Value Fund                 AIM Floating Rate Fund
AIM Mid Cap Core Equity Fund(2)              AIM High Yield Fund
AIM Mid Cap Growth Fund                      AIM Income Fund
AIM Mid Cap Stock Fund(1)                    AIM Intermediate Government Fund
AIM Opportunities I Fund                     AIM Limited Maturity Treasury Fund
AIM Opportunities II Fund                    AIM Money Market Fund
AIM Opportunities III Fund                   AIM Short Term Bond Fund
AIM Premier Equity Fund                      AIM Total Return Bond Fund
AIM S&P 500 Index Fund(1)                    Premier U.S. Government Money Portfolio(1)
AIM Select Equity Fund
AIM Small Cap Equity Fund(3)                                TAX-FREE
AIM Small Cap Growth Fund(4)
AIM Small Company Growth Fund(1)             AIM High Income Municipal Fund
AIM Total Return Fund*(1)                    AIM Municipal Bond Fund
AIM Trimark Endeavor Fund                    AIM Tax-Exempt Cash Fund
AIM Trimark Small Companies Fund             AIM Tax-Free Intermediate Fund
AIM Weingarten Fund

                                                    AIM ALLOCATION SOLUTIONS
* Domestic equity and income fund
                                             AIM Aggressive Allocation Fund
      INTERNATIONAL/GLOBAL EQUITY            AIM Conservative Allocation Fund
                                             AIM Moderate Allocation Fund
AIM Asia Pacific Growth Fund
AIM Developing Markets Fund
AIM European Growth Fund
AIM European Small Company Fund(5)
AIM Global Aggressive Growth Fund
AIM Global Equity Fund(6)
AIM Global Growth Fund
AIM Global Value Fund
AIM International Core Equity Fund(1)
AIM International Growth Fund
AIM International Small Company Fund(7)
AIM Trimark Fund


(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

   If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

    A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.

AIMinvestments.com               PEQ AR-1               A I M Distributors, Inc.

                        YOUR GOALS. OUR SOLUTIONS. --Registered Trademark--
-------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore   Cash                        [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products   Management                        --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------

                                                          AIM SELECT EQUITY FUND
                               Annual Report to Shareholders o December 31, 2004

                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

===================================================================================================================================
AIM SELECT EQUITY FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
===================================================================================================================================

ABOUT SHARE CLASSES                          o The unmanaged Russell 3000--Registered      The fund files its complete schedule of
                                             Trademark Index-- is an index of common       portfolio holdings with the Securities
o Effective 9/30/03, Class B shares are      stocks that measures performance of the       and Exchange Commission ("SEC") for the
not available as an investment for           largest 3,000 U.S. companies based on         1st and 3rd quarters of each fiscal year
retirement plans maintained pursuant to      market capitalization.                        on Form N-Q. The fund's Form N-Q filings
Section 401 of the Internal Revenue                                                        are available on the SEC's Web site at
Code, including 401(k) plans, money          o The unmanaged Lehman U.S. Aggregate         http://www.sec.gov. Copies of the fund's
purchase pension plans and profit            Bond Index, which represents the U.S.         Forms N-Q may be reviewed and copied at
sharing plans. Plans that have existing      investment-grade fixed-rate bond market       the SEC's Public Reference Room at 450
accounts invested in Class B shares will     (including government and corporate           Fifth Street, N.W., Washington, D.C.
continue to be allowed to make               securities, mortgage pass-through             20549-0102. You can obtain information
additional purchases.                        securities and asset-backed securities),      on the operation of the Public Reference
                                             is compiled by Lehman Brothers, a global      Room, including information about
PRINCIPAL RISKS OF INVESTING IN THE FUND     investment bank.                              duplicating fee charges, by calling
                                                                                           1-202-942-8090 or by electronic request
o Investing in small and mid-size            o The fund is not managed to track the        at the following E-mail address:
companies involves risks not associated      performance of any particular index,          publicinfo@sec.gov. The SEC file numbers
with investing in more established           including the indexes defined here, and       for the fund are 811-05426 and 33-19338.
companies, including business risk,          consequently, the performance of the          The fund's most recent portfolio
significant stock price fluctuations and     fund may deviate significantly from the       holdings, as filed on Form N-Q, are also
illiquidity.                                 performance of the indexes.                   available at AIMinvestments.com.

o The fund may invest up to 25% of its       o A direct investment cannot be made in       A description of the policies and
assets in the securities of non-U.S.         an index. Unless otherwise indicated,         procedures that the fund uses to
issuers. International investing             index results include reinvested              determine how to vote proxies relating
presents certain risks not associated        dividends, and they do not reflect sales      to portfolio securities is available
with investing solely in the United          charges. Performance of an index of           without charge, upon request, from our
States. These include risks relating to      funds reflects fund expenses;                 Client Services department at
fluctuations in the value of the U.S.        performance of a market index does not.       800-959-4246 or on the AIM Web site,
dollar relative to the values of other                                                     AIMinvestments.com. On the home page,
currencies, the custody arrangements         OTHER INFORMATION                             scroll down and click on AIM Funds Proxy
made for the fund's foreign holdings,                                                      Policy. The information is also
differences in accounting, political         o The returns shown in the Management's       available on the Securities and Exchange
risks and the lesser degree of public        Discussion of Fund Performance are based      Commission's Web site, sec.gov.
information required to be provided by       on net asset values calculated for
non-U.S. companies.                          shareholder transactions. Generally           Information regarding how the fund voted
                                             accepted accounting principles require        proxies related to its portfolio
ABOUT INDEXES USED IN THIS REPORT            adjustments to be made to the net assets      securities during the 12 months ended
                                             of the fund at period end for financial       6/30/04 is available at our Web site. Go
o The unmanaged Standard & Poor's            reporting purposes, and as such, the net      to AIMinvestments.com, access the About
Composite Index of 500 Stocks (the S&P       asset values for shareholder                  Us tab, click on Required Notices and
500--Registered Trademark-- Index) is an     transactions and the returns based on         then click on Proxy Voting Activity.
index of common stocks frequently used       those net asset values may differ from        Next, select your fund from the
as a general measure of U.S. stock           the net asset values and returns              drop-down menu.
market performance.                          reported in the Financial Highlights.

o The unmanaged Lipper Multi-Cap Core        o Industry classifications used in this
Fund Index represents an average of the      report are generally according to the
performance of the 30 largest                Global Industry Classification Standard,
multi-capitalization core funds tracked      which was developed by and is the
by Lipper, Inc., an independent mutual       exclusive property and a service mark of
fund performance monitor.                    Morgan Stanley Capital International
                                             Inc. and Standard & Poor's.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM SELECT EQUITY FUND

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

                    It is our pleasure to introduce you to Bruce Crockett, the
[PHOTO OF           new Chairman of the Board of Trustees of the AIM Funds. Bob
ROBERT H.           Graham has served as Chairman of the Board of Trustees of
GRAHAM]             the AIM Funds ever since Ted Bauer retired from that
                    position in 2000. However, as you may be aware, the U.S.
ROBERT H. GRAHAM    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
                    trustee who is not an officer of the fund's investment
[PHOTO OF           advisor, serve as chairman of the funds' Board. In addition,
MARK H.             a similar provision was included in the terms of AIM
WILLIAMSON]         Advisors' recent settlements with certain regulators.
                    Accordingly, the AIM Funds' Board recently elected Mr.
MARK H. WILLIAMSON  Crockett, one of the 14 independent trustees on the AIM
                    Funds' Board, as Chairman. His appointment became effective on October 4, 2004. Mr. Graham will remain on the funds'
[PHOTO OF           Board, as will Mark Williamson, President and Chief
BRUCE L.            Executive Officer of AIM. Mr. Graham will also remain
CROCKETT]           Chairman of AIM Investments--Registered Trademark--.

BRUCE L. CROCKETT      Mr. Crockett has been a member of the AIM Funds' Board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' Board in
                    AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P
                    500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone. For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S. Aggregate
                    Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year.
                    Overseas markets followed a similar pattern, with quite robust double-digit performance across the board, most of it produced during the second half of the year.

                       All in all, 2004 was a good year for American investors,
                    with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                       o U.S. gross domestic product (GDP) rose each quarter
                         during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at 3.5%, above the post-World War II average of 3.4%.

                       o The Institute for Supply Management's manufacturing and
                         non-manufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during December and remained in very strong territory.

                       o Thomson First Call, which tracks corporate earnings
                         and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                       Of course, none of this can guarantee that 2005 will be
                    another good year. Over the short term, the only sure thing about the investment markets is their unpredictability.
                    Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                    YOUR FUND

                    The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often.
                    Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                    As always, AIM is committed to building solutions for your investment goals, and we thank you for your participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                        /s/ MARK H. WILLIAMSON

                    Robert H. Graham                            Mark H. Williamson
                    Chairman, AIM Investments                   CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds        Trustee, AIM Funds

                    January 28, 2005

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM SELECT EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                Russell 3000 Index, which measures the
                                                                                           performances of the largest 3,000
The idea that good things sometimes come     within the health care sector boosted         companies in the United States
in small packages was borne out by AIM       the fund's relative performance versus        representing 98% of the U.S. stock
Select Equity Fund in 2004. Propelled by     the Lipper Multi-Cap Core Fund Index.         market, registered gains during the
the market's preference for small- and                                                     fiscal year. The highest contributing
mid-cap stocks, the fund enjoyed a           HOW WE INVEST                                 sectors to the fund were consumer
strong year.                                                                               discretionary, health care, industrials,
                                             We seek to maximize returns while             financials and energy.
=======================================      minimizing risk by adhering to our
                                             investment process in all market                 Our overweight position and strong
FUND VS. INDEXES                             environments. Our investment process          stock selection within health care was
                                             includes selecting holdings from each of      the single-largest boost to fund
Total returns, 12/31/03-12/31/04,            AIM's three investment disciplines            performance. Fund holdings within this
excluding applicable sales charges. If       (growth, blend/core and value), applying      sector included medical device
sales charges were included, returns         our proprietary stock selection model to      manufacturers Cytyc, Fisher Scientific
would be lower.                              rank stocks and constructing a portfolio      and Bard, all of which performed well in
                                             by using risk analysis to identify the        the first and second quarters of the
Class A Shares                   13.87%      best mix of the highest-ranked stocks         fiscal year. We sold Cytyc at the
                                             from each discipline. We also use a           beginning of November when we believed
Class B Shares                   13.04       proprietary model that helps us look for      the stock became overvalued.
                                             "red flags" in companies that would           Additionally, we questioned the
Class C Shares                   12.98       trigger a decision to sell a particular       company's ability to sustain its high
                                             stock.                                        level of growth.
S&P 500 Index
(Broad-Market Index)             10.87       MARKET CONDITIONS AND YOUR FUND                  Information technology had the lowest
                                                                                           return in the Russell 3000 Index, but
Russell 3000 Index                           For the year, value vastly outperformed       strong stock selection within the sector
(Style-specific Index))          11.95       growth as indicated by the returns of         made it the second-largest contributor
                                             the Russell 3000--Registered Trademark--      to relative performance. Information
Lipper Multi-Cap Core Fund                   Value Index in comparison with the            technology stocks were hit hard in the
Index (Peer Group Index)         12.39       Russell 3000--Registered Trademark--          third quarter as many companies delayed
                                             Growth Index. While growth made somewhat      spending, and information technology
Source: Lipper, Inc.                         of a comeback during the fourth quarter,      companies were forced to lower their
                                             it was not enough to offset the               earnings estimates. In the fourth
=======================================      outperformance of value stocks during         quarter, however, information technology
                                             the first three quarters of the year. As      stocks rallied as companies fleshed out
   Although the fund is diversified by       a result, the fund benefited from its         their remaining budgets and began
market cap (large, mid and small), as        exposure to value stocks throughout the       buying, and the fund benefited because
well as style (value, core and growth),      year. All 10 sectors of the                   of its overweight position and strong
our overweight position in mid and small                                                   stock selection within the information
caps was the driving factor in our                                                         technology sector. Consumer
outperformance of all three benchmark                                                      discretionary holdings also benefited
indexes during the fiscal year. The                                                        the fund. Hotel, restau-
fund's overweight position in health
care, information technology and
consumer discretionary stocks, relative
to its style-specific benchmark, as well
as strong stock selection within those
sectors, helped it outperform the
Russell 3000 Index. Strong stock
selection

===================================================================================================================================

PORTFOLIO COMPOSITION                      TOP 10 EQUITY HOLDINGS*                         TOP 10 INDUSTRIES*

By Sector                                   1. Computer Associates                          1. Systems Software              4.8%
                                               International,  Inc.          1.9%
           [PIE CHART]                                                                      2. Data Processing & Outsourced
                                            2. Citigroup Inc.                1.9               Services                      4.6
Financials                        18.9%
                                            3. JPMorgan Chase & Co.          1.7            3. Health Care Equipment         4.1
Consumer Discretionary            17.6%
                                            4. Tyco International Ltd.                      4. Thrifts & Mortgage Finance    3.9
Information Technology            17.5%        (Bermuda)                     1.5
                                                                                            5. Other Diversified Financial
Health Care                       15.3%     5. Dell, Inc.                    1.5               Services                      3.6

Industrials                       12.9%     6. Fannie Mae                    1.4            6. Health Care Services          3.0

Energy                            5.7%      7. Transocean Ltd.                              7. Diversified Commercial
                                               (Cayman Islands)              1.4               Services                      2.9
Consumer Staples                  5.2%
                                            8. PepsiCo, Inc.                 1.3            8. Apparel Retail                2.9
Materials                         3.4%
                                            9. UnitedHealth Group Inc.       1.2            9. Consumer Finance              2.8
Money Market Funds Plus
Other Assets Less Liabilities     3.2%      10. Affiliated Managers                        10. Managed Health Care           2.7
                                                Group, Inc.                  1.2
Telecommunication Services        0.3%


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

* Excluding money market fund holdings.

===================================================================================================================================

rants, casinos and specialty                 United States, reported third-quarter         A I M Advisors, Inc. These views and
retail stocks were among those               revenue increased by 36% over the same        opinions are subject to change at any
industries that boosted fund                 period in 2003. In October 2004, Cytyc        time based on factors such as market and
performance.                                 announced that the London Region of the       economic conditions. These views and
                                             National Health Service intended to           opinions may not be relied upon as
   Although none of the sectors in the       convert all cervical cancer screening to      investment advice or recommendations, or
Russell 3000 Index registered negative       the ThinPrep--Registered Trademark-- Pap      as an offer for a particular security.
performances, the fund lost ground on a      Test. We believed the company would           The information is not a complete
relative basis in the consumer staples,      benefit from its entrance into the            analysis of every aspect of any market,
utilities and materials sectors due to       European market, which is far less            country, industry, security or the Fund.
our underweight positions in comparison      developed than that of the United             Statements of fact are from sources
to the style-specific benchmark (the         States.                                       considered reliable, but A I M Advisors,
fund had no holdings in utilities).                                                        Inc. makes no representation or warranty
These sectors are more defensive in             Intel, the foremost semiconductor          as to their completeness or accuracy.
nature and do not possess many of the        manufacturer in the world, was among the      Although historical performance is no
growth characteristics we look for in        largest individual detractor from fund        guarantee of future results, these
selecting stocks for the fund. In the        performance. Worldwide sales of               insights may help you understand our
financials sector, many of the fund's        semiconductor equipment was predicted to      investment management philosophy.
insurance industry holdings were             fall in 2005 as excess inventory caused
negatively impacted by allegations of        chipmakers to pare spending. Intel                See important fund and index
the New York Attorney General.               reported that profit growth slowed in            disclosures inside front cover.
                                             the third quarter, and company shares
   Among the individual holdings that        fell as investors expressed concern                               DUY NGUYEN,
most benefited performance were offshore     about the unwillingness of Chief                                  Chartered Financial
drilling contractor Transocean and           Financial Officer Andy Bryant to provide          [NGUYEN         Analyst, is
medical equipment manufacturer Cytyc.        details about the downward adjustment in           PHOTO]         portfolio manager of
Transocean's profit rose 14-fold in the      the accounting value of Intel's assets.                           AIM Select Equity
third quarter of 2004 after selling          Despite all these factors, we believed                            Fund. Mr. Nguyen
shares in its Todco unit. The company        that Intel's fundamentals remained            joined AIM in May 2000. Prior to joining
reported that demand for deepwater oil       strong and the company was still              AIM, he held the positions of vice
rigs continued to improve amid surging       attractively valued. Therefore, we            president, assistant vice president and
energy prices. The number of oil and         retained the stock at the end of the          quantitative equity analyst for two
natural gas drilling rigs operating          fiscal year.                                  other financial services firms. Mr.
worldwide rose by 6.6% in the third                                                        Nguyen earned a B.B.A. at The University
quarter. Deepwater drilling was only         IN CLOSING                                    of Texas and a Master of Science degree
marginally profitable when oil prices                                                      in Finance from the University of
were about $20 a barrel, but with prices     We are pleased with the fund's                Houston.
much higher the company was likely to        double-digit returns and relative
see more demand for its services.            outperformance during 2004. Thank you         Assisted by various domestic equity
                                             for maintaining a long-term investment        teams representing AIM's growth, value,
   Cytyc, which makes and distributes        perspective and for participating in AIM      and Growth at a Reasonable Price (GARP)
the ThinPrep Pap Test, the most widely       Select Equity Fund.                           disciplines
used method for screening cervical
cancer in the                                The views and opinions expressed in
                                             Management's Discussion of Fund
=======================================      Performance are those of

TOTAL NET ASSETS         $470.7 MILLION

TOTAL NUMBER OF HOLDINGS*           182

=======================================                                                               [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                           TURN TO PAGE 5.

AIM SELECT EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,        use this information to compare the
                                             to estimate the expenses that you paid        ongoing costs of investing in the fund
As a shareholder of the Fund, you incur      over the period. Simply divide your           and other funds. To do so, compare this
two types of costs: (1) transaction          account value by $1,000 (for example, an      5% hypothetical example with the 5%
costs, which may include sales charges       $8,600 account value divided by $1,000 =      hypothetical examples that appear in the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         shareholder reports of the other funds.
deferred sales charges on redemptions;       number in the table under the heading
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During            Please note that the expenses shown
ongoing costs, including management          Period" to estimate the expenses you          in the table are meant to highlight your
fees; distribution and/or service fees       paid on your account during this period.      ongoing costs only and do not reflect
(12b-1); and other fund expenses. This                                                     any transactional costs, such as sales
example is intended to help you              HYPOTHETICAL EXAMPLE FOR                      charges (loads) on purchase payments,
understand your ongoing costs (in            COMPARISON PURPOSES                           contingent deferred sales charges on
dollars) of investing in the fund and to                                                   redemptions, and redemption fees, if
compare these costs with ongoing costs       The table below also provides                 any. Therefore, the hypothetical
of investing in other mutual funds. The      information about hypothetical account        information is useful in comparing
example is based on an investment of         values and hypothetical expenses based        ongoing costs only, and will not help
$1,000 invested at the beginning of the      on the fund's actual expense ratio and        you determine the relative total costs
period and held for the entire period,       an assumed rate of return of 5% per year      of owning different funds.
July 1, 2004-December 31, 2004.              before expenses, which is not the fund's      In addition, if these transactional
                                             actual return. The hypothetical account       costs were included, your costs would
ACTUAL EXPENSES                              values and expenses may not be used to        have been higher.
                                             estimate the actual ending account
The table below provides information         balance or expenses you paid for the
about actual account values and actual       period. You may
expenses. You may use the information in
this table,



====================================================================================================================================

                                                               ACTUAL                                HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES          ENDING ACCOUNT           EXPENSES
    SHARE                  VALUE                     VALUE              PAID DURING            VALUE              PAID DURING
    CLASS                (07/01/04)              (12/31/04)(1)           PERIOD(2)           (12/31/04)             PERIOD(2)
   Class A               $1,000.00                $1,065.20               $ 7.32              $1,018.05              $ 7.15
   Class B                1,000.00                 1,061.20                11.19               1,014.28               10.94
   Class C                1,000.00                 1,061.30                11.19               1,014.28               10.94

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004, to December 31,
2004, after actual expenses and will differ from the hypothetical ending account value which is based on the fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1, 2004, to December 31, 2004, was 6.52%, 6.12%, and 6.13% for Class A, B, and C shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.41%, 2.16%, and 2.16% for Class A, B, and C shares, respectively)
multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                                                                         [ARROW         For More Information Visit
                                                                                         BUTTON             AIMinvestments.com
                                                                                         IMAGE]

====================================================================================================================================

AIM SELECT EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   12/31/94-12/31/04

Your fund's total return includes                                             [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and             ======================================================================================
management fees. Index results include                   AIM SELECT EQUITY FUND      S&P 500      RUSSELL 3000     LIPPER MULTI-CAP
reinvested dividends, but they do not        DATE          CLASS A SHARES             INDEX          INDEX         CORE FUND INDEX
reflect sales charges. Performance of an
index of funds reflects fund expenses        12/31/94          $ 9450                $10000          $10000            $10000
and management fees; performance of a            3/95           10283                 10973           10901             10807
market index does not. Performance shown         6/95           11648                 12019           11927             11709
in the chart does not reflect deduction          9/95           13123                 12973           13001             12683
of taxes a shareholder would pay on fund        12/95           12694                 13753           13680             13221
distributions or sale of fund shares.            3/96           13393                 14491           14429             14023
Performance of the indexes does not              6/96           14023                 15141           15030             14487
reflect the effects of taxes.                    9/96           14577                 15609           15474             14959
                                                12/96           15052                 16909           16665             15927
   The performance of the fund's share           3/97           14563                 17363           16810             16018
classes will differ due to different             6/97           16906                 20392           19626             18358
sales charge structures and class                9/97           19012                 21919           21457             20267
expenses.                                       12/97           17990                 22548           21962             20112
                                                 3/98           20159                 25691           24827             22685
    In evaluating this chart, please note        6/98           20629                 26544           25279             22928
that the chart uses a logarithmic scale          9/98           17665                 23910           22452             19863
along the vertical axis (the value              12/98           22858                 28997           27263             23871
scale). This means that each scale               3/99           24464                 30441           28188             24461
increment always represents the same             6/99           26013                 32583           30361             26409
percent change in price; in a linear             9/99           24786                 30554           28362             24744
chart each scale increment always               12/99           32342                 35096           32962             28828
represents the same absolute change in           3/00           38875                 35900           34467             30958
price. In this example, the scale                6/00           37570                 34946           33275             29986
increment between $5,000 and $10,000 is          9/00           39698                 34608           33522             30148
the same as that between $10,000 and            12/00           31765                 31902           30503             27866
$20,000. In a linear chart, the latter           3/01           23462                 28122           26795             24677
scale increment would be twice as large.         6/01           26099                 29767           28639             26438
The benefit of using a logarithmic scale         9/01           20530                 25399           24165             21934
is that it better illustrates                   12/01           23615                 28113           27008             24868
performance during the fund's early              3/02           23740                 28191           27269             24845
years before reinvested distributions            6/02           20018                 24416           23701             21746
and compounding create the potential for         9/02           15600                 20200           19616             18304
the original investment to grow to very         12/02           16628                 21902           21190             19461
large numbers. Had the chart used a              3/03           15920                 21212           20545             18863
linear scale along its vertical axis,            6/03           18477                 24476           23882             22029
you would not be able to see as clearly          9/03           19311                 25124           24701             22837
the movements in the value of the fund          12/03           21534                 28181           27771             25555
and the indexes during the fund's early          3/04           22534                 28658           28391             26260
years. We use a logarithmic scale in             6/04           23020                 29151           28769             26591
financial reports of funds that have             9/04           22146                 28606           28222             26027
more than five years of performance             12/04          $24538                $31245          $31089            $28721
history.
                                                                                                               Source: Lipper, Inc.
                                             ======================================================================================

                                             =======================================       The performance data quoted represent
                                             AVERAGE ANNUAL TOTAL RETURNS                  past performance and cannot guarantee
                                                                                           comparable future results; current
                                             As of 12/31/04, including applicable          performance may be lower or higher.
                                             sales charges                                 Please visit AIMinvestments.com for the
                                                                                           most recent month-end performance.
                                             CLASS A SHARES                                Performance figures reflect reinvested
                                             Inception (12/4/67)               8.51%       distributions, changes in net asset
                                             10 Years                          9.39        value and the effect of the maximum
                                              5 Years                         -6.45        sales charge unless otherwise stated.
                                              1 Year                           7.62        Investment return and principal value
                                                                                           will fluctuate so that you may have a
                                             CLASS B SHARES                                gain or loss when you sell shares.
                                             Inception (9/1/93)                7.58%
                                             10 Years                          9.30            Class A share performance reflects
                                              5 Years                         -6.41        the maximum 5.50% sales charge, and
                                              1 Year                           8.04        Class B and Class C share performance
                                                                                           reflects the applicable contingent
                                             CLASS C SHARES                                deferred sales charge (CDSC) for the
                                             Inception (8/4/97)                2.96%       period involved. The CDSC on Class B
                                              5 Years                         -6.10        shares declines from 5% beginning at the
                                              1 Year                          11.98        time of purchase to 0% at the beginning
                                             =======================================       of the seventh year. The CDSC on Class C
                                                                                           shares is 1% for the first year after
                                                                                           purchase.

                                                                                              The performance of the fund's share
                                                                                           classes will differ due to different
                                                                                           sales charge structures and class
                                                                                           expenses.
====================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.83%

ADVERTISING-1.96%

Harte-Hanks, Inc.                                  36,000   $    935,280
------------------------------------------------------------------------
Interpublic Group of Cos., Inc. (The)(a)(b)       345,100      4,624,340
------------------------------------------------------------------------
Omnicom Group Inc.                                 43,300      3,651,056
========================================================================
                                                               9,210,676
========================================================================

AEROSPACE & DEFENSE-0.59%

Rockwell Collins, Inc.                             21,900        863,736
------------------------------------------------------------------------
United Technologies Corp.                          18,300      1,891,305
========================================================================
                                                               2,755,041
========================================================================

AIR FREIGHT & LOGISTICS-0.34%

EGL, Inc.(a)                                       17,700        529,053
------------------------------------------------------------------------
Expeditors International of Washington, Inc.       19,000      1,061,720
========================================================================
                                                               1,590,773
========================================================================

APPAREL RETAIL-2.85%

Gap, Inc. (The)                                   231,600      4,891,392
------------------------------------------------------------------------
Genesco Inc.(a)                                    32,800      1,021,392
------------------------------------------------------------------------
Jos. A. Bank Clothiers, Inc.(a)(b)                 41,250      1,167,375
------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    106,400      3,400,544
------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)             46,100      1,026,186
------------------------------------------------------------------------
TJX Cos., Inc. (The)                               76,200      1,914,906
========================================================================
                                                              13,421,795
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.46%

Coach, Inc.(a)                                     64,000      3,609,600
------------------------------------------------------------------------
Liz Claiborne, Inc.                                27,800      1,173,438
------------------------------------------------------------------------
V. F. Corp.                                        37,800      2,093,364
========================================================================
                                                               6,876,402
========================================================================

APPLICATION SOFTWARE-1.50%

ANSYS, Inc.(a)                                     53,000      1,699,180
------------------------------------------------------------------------
Intuit Inc.(a)                                     25,000      1,100,250
------------------------------------------------------------------------
MICROS Systems, Inc.(a)                            19,300      1,506,558
------------------------------------------------------------------------
NAVTEQ Corp.(a)                                    34,900      1,617,964
------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A              42,100      1,116,071
========================================================================
                                                               7,040,023
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.85%

Affiliated Managers Group, Inc.(a)(b)              84,150      5,700,321
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ASSET MANAGEMENT & CUSTODY BANKS-(CONTINUED)

Bank of New York Co., Inc. (The)                   89,300      2,984,406
========================================================================
                                                               8,684,727
========================================================================

BIOTECHNOLOGY-0.43%

Invitrogen Corp.(a)                                30,000   $  2,013,900
========================================================================

BUILDING PRODUCTS-2.03%

American Standard Cos. Inc.(a)                     97,100      4,012,172
------------------------------------------------------------------------
Masco Corp.                                       152,300      5,563,519
========================================================================
                                                               9,575,691
========================================================================

CASINOS & GAMING-1.30%

Penn National Gaming, Inc.(a)                      44,000      2,664,200
------------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                  53,900      1,284,976
------------------------------------------------------------------------
Shuffle Master, Inc.(a)(b)                         46,500      2,190,150
========================================================================
                                                               6,139,326
========================================================================

COMMUNICATIONS EQUIPMENT-1.35%

Avaya Inc.(a)                                      92,000      1,582,400
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                             65,800      1,269,940
------------------------------------------------------------------------
Motorola, Inc.                                     64,700      1,112,840
------------------------------------------------------------------------
Plantronics, Inc.                                  57,100      2,367,937
========================================================================
                                                               6,333,117
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.74%

Best Buy Co., Inc.                                 30,000      1,782,600
------------------------------------------------------------------------
GameStop Corp.-Class A(a)                          75,600      1,690,416
========================================================================
                                                               3,473,016
========================================================================

COMPUTER HARDWARE-1.69%

Dell Inc.(a)                                      166,600      7,020,524
------------------------------------------------------------------------
International Business Machines Corp.               9,600        946,368
========================================================================
                                                               7,966,892
========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.22%

PACCAR Inc.                                        13,000      1,046,240
========================================================================

CONSUMER ELECTRONICS-1.41%

Harman International Industries, Inc.              12,700      1,612,900
------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)               56,007      1,484,186
------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                             90,900      3,541,464
========================================================================
                                                               6,638,550
========================================================================

CONSUMER FINANCE-2.79%

American Express Co.                               95,900      5,405,883
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
CONSUMER FINANCE-(CONTINUED)

MBNA Corp.                                        175,700   $  4,952,983
------------------------------------------------------------------------
MoneyGram International, Inc.                     130,500      2,758,770
========================================================================
                                                              13,117,636
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-4.58%

BISYS Group, Inc. (The)(a)                         81,500      1,340,675
------------------------------------------------------------------------
Ceridian Corp.(a)                                 222,600      4,069,128
------------------------------------------------------------------------
Certegy Inc.                                       71,500      2,540,395
------------------------------------------------------------------------
DST Systems, Inc.(a)                               30,100      1,568,812
------------------------------------------------------------------------
First Data Corp.                                   92,300      3,926,442
------------------------------------------------------------------------
Fiserv, Inc.(a)                                    45,500      1,828,645
------------------------------------------------------------------------
Paychex, Inc.                                      54,800      1,867,584
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      155,700      4,410,981
========================================================================
                                                              21,552,662
========================================================================

DEPARTMENT STORES-0.26%

Nordstrom, Inc.                                    26,100      1,219,653
========================================================================

DIVERSIFIED BANKS-0.79%

Comerica Inc.                                      22,400      1,366,848
------------------------------------------------------------------------
U.S. Bancorp                                       74,600      2,336,472
========================================================================
                                                               3,703,320
========================================================================

DIVERSIFIED CHEMICALS-0.34%

Engelhard Corp.                                    52,900      1,622,443
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.89%

Apollo Group, Inc.-Class A(a)(c)                   36,861      2,975,051
------------------------------------------------------------------------
Cendant Corp.                                     213,000      4,979,940
------------------------------------------------------------------------
Cintas Corp.                                       22,300        978,078
------------------------------------------------------------------------
H&R Block, Inc.                                    26,600      1,303,400
------------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                    77,300      1,951,825
------------------------------------------------------------------------
NCO Group, Inc.(a)                                 54,900      1,419,165
========================================================================
                                                              13,607,459
========================================================================

DIVERSIFIED METALS & MINING-0.18%

Compass Minerals International, Inc.               35,100        850,473
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.80%

II-VI Inc.(a)                                      24,000      1,019,760
------------------------------------------------------------------------
Rockwell Automation, Inc.                          55,000      2,725,250
========================================================================
                                                               3,745,010
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.27%

Amphenol Corp.-Class A(a)                          78,600      2,887,764
------------------------------------------------------------------------
FLIR Systems, Inc.(a)                              19,000      1,212,010
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS-(CONTINUED)

Mettler-Toledo International Inc.(a)               36,700   $  1,883,077
========================================================================
                                                               5,982,851
========================================================================

ENVIRONMENTAL SERVICES-1.41%

Republic Services, Inc.                            74,800      2,508,792
------------------------------------------------------------------------
Waste Management, Inc.                            138,000      4,131,720
========================================================================
                                                               6,640,512
========================================================================

FOOD RETAIL-1.85%

Kroger Co. (The)(a)                               243,600      4,272,744
------------------------------------------------------------------------
Safeway Inc.(a)                                   225,100      4,443,474
========================================================================
                                                               8,716,218
========================================================================

FOOTWEAR-0.52%

NIKE, Inc.-Class B                                 14,500      1,315,005
------------------------------------------------------------------------
Timberland Co. (The)-Class A(a)                    17,900      1,121,793
========================================================================
                                                               2,436,798
========================================================================

GENERAL MERCHANDISE STORES-0.68%

Dollar General Corp.                               53,400      1,109,118
------------------------------------------------------------------------
Target Corp.                                       40,500      2,103,165
========================================================================
                                                               3,212,283
========================================================================

HEALTH CARE DISTRIBUTORS-1.62%

Cardinal Health, Inc.                              59,300      3,448,295
------------------------------------------------------------------------
McKesson Corp.                                    132,600      4,171,596
========================================================================
                                                               7,619,891
========================================================================

HEALTH CARE EQUIPMENT-4.12%

Bard (C.R.), Inc.                                  44,000      2,815,120
------------------------------------------------------------------------
Becton, Dickinson & Co.                            19,400      1,101,920
------------------------------------------------------------------------
Biomet, Inc.                                      116,000      5,033,240
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)(c)         56,900      3,549,422
------------------------------------------------------------------------
Varian Inc.(a)                                     43,600      1,788,036
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    36,400      1,573,936
------------------------------------------------------------------------
Waters Corp.(a)                                    75,100      3,513,929
========================================================================
                                                              19,375,603
========================================================================

HEALTH CARE FACILITIES-1.16%

HCA, Inc.                                          51,700      2,065,932
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B            55,300      2,460,850
------------------------------------------------------------------------
VCA Antech, Inc.(a)                                48,600        952,560
========================================================================
                                                               5,479,342
========================================================================

HEALTH CARE SERVICES-3.02%

Apria Healthcare Group Inc.(a)                     34,800      1,146,660
------------------------------------------------------------------------
Caremark Rx, Inc.(a)                               51,500      2,030,645
------------------------------------------------------------------------
DaVita, Inc.(a)                                    30,400      1,201,712
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
HEALTH CARE SERVICES-(CONTINUED)

Express Scripts, Inc.(a)                           37,600   $  2,874,144
------------------------------------------------------------------------
HealthExtras, Inc.(a)                              71,200      1,160,560
------------------------------------------------------------------------
ICON PLC-ADR (Ireland)(a)                          27,700      1,070,605
------------------------------------------------------------------------
IMS Health Inc.                                   162,200      3,764,662
------------------------------------------------------------------------
Quest Diagnostics Inc.                             10,100        965,055
========================================================================
                                                              14,214,043
========================================================================

HEALTH CARE SUPPLIES-0.43%

Sybron Dental Specialties, Inc.(a)                 56,900      2,013,122
========================================================================

HOME IMPROVEMENT RETAIL-0.32%

Home Depot, Inc. (The)                             34,900      1,491,626
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.62%

Starwood Hotels & Resorts Worldwide, Inc.          49,900      2,914,160
========================================================================

HOUSEHOLD PRODUCTS-0.97%

Procter & Gamble Co. (The)                         83,200      4,582,656
========================================================================

HOUSEWARES & SPECIALTIES-0.85%

Fortune Brands, Inc.                               27,000      2,083,860
------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                   57,200      1,897,896
========================================================================
                                                               3,981,756
========================================================================

INDUSTRIAL CONGLOMERATES-1.50%

Tyco International Ltd. (Bermuda)                 197,100      7,044,354
========================================================================

INDUSTRIAL MACHINERY-1.32%

Danaher Corp.                                      29,400      1,687,854
------------------------------------------------------------------------
Eaton Corp.                                        14,400      1,041,984
------------------------------------------------------------------------
Graco Inc.                                         93,400      3,488,490
========================================================================
                                                               6,218,328
========================================================================

INSURANCE BROKERS-0.87%

Aon Corp.                                         172,300      4,111,078
========================================================================

INTEGRATED OIL & GAS-1.66%

ChevronTexaco Corp.                                25,600      1,344,256
------------------------------------------------------------------------
Exxon Mobil Corp.                                 107,900      5,530,954
------------------------------------------------------------------------
Occidental Petroleum Corp.                         16,100        939,596
========================================================================
                                                               7,814,806
========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.31%

CenturyTel, Inc.                                   41,700      1,479,099
========================================================================

INTERNET RETAIL-0.45%

eBay Inc.(a)                                       18,200      2,116,296
========================================================================

INTERNET SOFTWARE & SERVICES-0.30%

Yahoo! Inc.(a)                                     37,600      1,416,768
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENT BANKING & BROKERAGE-1.35%

Goldman Sachs Group, Inc. (The)                     9,000   $    936,360
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          40,300      2,408,731
------------------------------------------------------------------------
Morgan Stanley                                     54,200      3,009,184
========================================================================
                                                               6,354,275
========================================================================

IT CONSULTING & OTHER SERVICES-0.23%

Acxiom Corp.                                       41,600      1,094,080
========================================================================

LEISURE PRODUCTS-0.43%

Brunswick Corp.                                    41,300      2,044,350
========================================================================

LIFE & HEALTH INSURANCE-0.88%

MetLife, Inc.                                      23,700        960,087
------------------------------------------------------------------------
Prudential Financial, Inc.                         57,900      3,182,184
========================================================================
                                                               4,142,271
========================================================================

MANAGED HEALTH CARE-2.67%

AMERIGROUP Corp.(a)                                17,000      1,286,220
------------------------------------------------------------------------
UnitedHealth Group Inc.                            66,200      5,827,586
------------------------------------------------------------------------
WellChoice Inc.(a)                                 26,100      1,393,740
------------------------------------------------------------------------
WellPoint Inc.(a)                                  35,100      4,036,500
========================================================================
                                                              12,544,046
========================================================================

METAL & GLASS CONTAINERS-1.84%

AptarGroup, Inc.                                   36,400      1,921,192
------------------------------------------------------------------------
Ball Corp.                                         62,400      2,744,352
------------------------------------------------------------------------
Pactiv Corp.(a)                                   158,200      4,000,878
========================================================================
                                                               8,666,422
========================================================================

MOTORCYCLE MANUFACTURERS-0.50%

Harley-Davidson, Inc.                              39,000      2,369,250
========================================================================

MOVIES & ENTERTAINMENT-0.61%

Walt Disney Co. (The)                             103,700      2,882,860
========================================================================

MULTI-LINE INSURANCE-0.17%

Genworth Financial Inc.-Class A                    30,000        810,000
========================================================================

OFFICE SERVICES & SUPPLIES-0.31%

Brady Corp.-Class A                                23,100      1,445,367
========================================================================

OIL & GAS DRILLING-1.58%

Todco-Class A(a)                                   58,000      1,068,360
------------------------------------------------------------------------
Transocean Ltd. (Cayman Islands)(a)(c)            149,700      6,345,783
========================================================================
                                                               7,414,143
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.05%

BJ Services Co.(c)                                 71,300      3,318,302
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Halliburton Co.                                    41,900   $  1,644,156
========================================================================
                                                               4,962,458
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.43%

Anadarko Petroleum Corp.                           21,100      1,367,491
------------------------------------------------------------------------
Barrett (Bill) Corp.(a)                            11,300        361,487
------------------------------------------------------------------------
Comstock Resources, Inc.(a)                        68,000      1,499,400
------------------------------------------------------------------------
Ultra Petroleum Corp. (Canada)(a)(c)               33,500      1,612,355
------------------------------------------------------------------------
XTO Energy Inc.                                    52,800      1,868,064
========================================================================
                                                               6,708,797
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.60%

Citigroup Inc.                                    182,000      8,768,760
------------------------------------------------------------------------
JPMorgan Chase & Co.                              209,984      8,191,476
========================================================================
                                                              16,960,236
========================================================================

PACKAGED FOODS & MEATS-0.39%

Flowers Foods, Inc.                                58,200      1,837,956
========================================================================

PAPER PRODUCTS-0.20%

Wausau-Mosinee Paper Corp.                         53,000        946,580
========================================================================

PERSONAL PRODUCTS-0.72%

Estee Lauder Cos. Inc. (The)-Class A               29,500      1,350,215
------------------------------------------------------------------------
Gillette Co. (The)                                 45,700      2,046,446
========================================================================
                                                               3,396,661
========================================================================

PHARMACEUTICALS-1.89%

Johnson & Johnson                                  54,000      3,424,680
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A               30,300      1,063,833
------------------------------------------------------------------------
Wyeth                                             103,600      4,412,324
========================================================================
                                                               8,900,837
========================================================================

PROPERTY & CASUALTY INSURANCE-0.93%

ACE Ltd. (Cayman Islands)                         102,800      4,394,700
========================================================================

REGIONAL BANKS-1.76%

Bank of the Ozarks, Inc.                           20,000        680,600
------------------------------------------------------------------------
East West Bancorp, Inc.                            95,100      3,990,396
------------------------------------------------------------------------
Hibernia Corp.-Class A                             62,800      1,853,228
------------------------------------------------------------------------
Marshall & Ilsley Corp.                            39,300      1,737,060
========================================================================
                                                               8,261,284
========================================================================

RESTAURANTS-1.55%

CBRL Group, Inc.                                   72,600      3,038,310
------------------------------------------------------------------------
Ruby Tuesday, Inc.                                 47,000      1,225,760
------------------------------------------------------------------------
Yum! Brands, Inc.                                  64,400      3,038,392
========================================================================
                                                               7,302,462
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-0.17%

Cabot Microelectronics Corp.(a)                    20,400   $    817,020
========================================================================

SEMICONDUCTORS-0.87%

Freescale Semiconductor Inc.-Class B(a)             7,143        131,145
------------------------------------------------------------------------
Intel Corp.                                       115,500      2,701,545
------------------------------------------------------------------------
Microchip Technology Inc.                          48,000      1,279,680
========================================================================
                                                               4,112,370
========================================================================

SOFT DRINKS-1.26%

PepsiCo, Inc.                                     113,200      5,909,040
========================================================================

SPECIALTY CHEMICALS-0.86%

Albemarle Corp.                                    37,000      1,432,270
------------------------------------------------------------------------
Ecolab Inc.                                        30,000      1,053,900
------------------------------------------------------------------------
Nalco Holding Co.(a)                               80,900      1,579,168
========================================================================
                                                               4,065,338
========================================================================

SPECIALTY STORES-1.02%

Staples, Inc.                                     142,700      4,810,417
========================================================================

SYSTEMS SOFTWARE-4.82%

Adobe Systems Inc.                                 35,300      2,214,722
------------------------------------------------------------------------
Computer Associates International, Inc.           282,600      8,777,556
------------------------------------------------------------------------
Microsoft Corp.                                   182,000      4,861,220
------------------------------------------------------------------------
Oracle Corp.(a)                                   306,500      4,205,180
------------------------------------------------------------------------
Symantec Corp.(a)                                 102,000      2,627,520
========================================================================
                                                              22,686,198
========================================================================

TECHNOLOGY DISTRIBUTORS-0.75%

Global Imaging Systems, Inc.(a)                    59,500      2,350,250
------------------------------------------------------------------------
ScanSource, Inc.(a)(c)                             18,600      1,156,176
========================================================================
                                                               3,506,426
========================================================================

THRIFTS & MORTGAGE FINANCE-3.90%

Doral Financial Corp. (Puerto Rico)(b)            109,200      5,378,100
------------------------------------------------------------------------
Fannie Mae                                         95,000      6,764,950
------------------------------------------------------------------------
MGIC Investment Corp.                              22,500      1,550,475
------------------------------------------------------------------------
Radian Group Inc.                                  41,500      2,209,460
------------------------------------------------------------------------
Washington Mutual, Inc.                            57,500      2,431,100
========================================================================
                                                              18,334,085
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.41%

MSC Industrial Direct Co., Inc.-Class A            54,100      1,946,518
========================================================================

TRUCKING-1.08%

Landstar System, Inc.(a)                           41,700      3,070,788
------------------------------------------------------------------------
Old Dominion Freight Line, Inc.(a)                 31,600      1,099,680
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
TRUCKING-(CONTINUED)

Overnite Corp.                                     25,000   $    931,000
========================================================================
                                                               5,101,468
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $343,837,044)                          455,774,330
========================================================================

MONEY MARKET FUNDS-3.35%

Liquid Assets Portfolio-Institutional
  Class(d)                                      7,878,327      7,878,327
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(d)     7,878,327      7,878,327
========================================================================
    Total Money Market Funds (Cost
      $15,756,654)                                            15,756,654
========================================================================
TOTAL INVESTMENTS-100.18% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $359,593,698)                471,530,984
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.16%

STIC Prime Portfolio-Institutional
  Class(d)(e)                                  10,195,750   $ 10,195,750
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $10,195,750)                                      10,195,750
========================================================================
TOTAL INVESTMENTS-102.34% (Cost $369,789,448)                481,726,734
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.34%)                        (11,036,555)
========================================================================
NET ASSETS-100.00%                                          $470,690,179
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for security lending transactions at December 31, 2004.
(c) A portion of this security is subject to call options written. See Note 1F and Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which ae an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $343,837,044)*                               $455,774,330
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $25,952,404)                             25,952,404
===========================================================
    Total investments (cost $369,789,448)       481,726,734
===========================================================
Receivables for:
  Investments sold                                  285,375
-----------------------------------------------------------
  Fund shares sold                                  452,947
-----------------------------------------------------------
  Dividends                                         363,785
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               90,092
-----------------------------------------------------------
Other assets                                         15,117
===========================================================
    Total assets                                482,934,050
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          1,370,082
-----------------------------------------------------------
  Options written, at market value (premiums
    received $61,920)                                70,145
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                124,817
-----------------------------------------------------------
  Collateral upon return of securities loaned    10,195,750
-----------------------------------------------------------
Accrued distribution fees                           200,201
-----------------------------------------------------------
Accrued transfer agent fees                         189,169
-----------------------------------------------------------
Accrued operating expenses                           93,707
===========================================================
    Total liabilities                            12,243,871
===========================================================
Net assets applicable to shares outstanding    $470,690,179
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $531,397,021
-----------------------------------------------------------
Undistributed net investment income (loss)         (114,811)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts   (172,521,092)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and option contracts               111,929,061
===========================================================
                                               $470,690,179
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $292,680,771
___________________________________________________________
===========================================================
Class B                                        $148,299,721
___________________________________________________________
===========================================================
Class C                                        $ 29,709,687
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          16,582,529
___________________________________________________________
===========================================================
Class B                                           9,400,646
___________________________________________________________
===========================================================
Class C                                           1,886,263
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      17.65
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.65 divided
      by 94.50%)                               $      18.68
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      15.78
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      15.75
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $9,951,991 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $15,206)         $ 4,532,260
-------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $11,193*)                          212,040
=========================================================================
    Total investment income                                     4,744,300
=========================================================================

EXPENSES:

Advisory fees                                                   3,284,662
-------------------------------------------------------------------------
Administrative services fees                                      131,215
-------------------------------------------------------------------------
Custodian fees                                                     48,587
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         708,687
-------------------------------------------------------------------------
  Class B                                                       1,691,392
-------------------------------------------------------------------------
  Class C                                                         309,320
-------------------------------------------------------------------------
Transfer agent fees                                             1,712,470
-------------------------------------------------------------------------
Trustees' fees and retirement benefits                             25,993
-------------------------------------------------------------------------
Other                                                             355,800
=========================================================================
    Total expenses                                              8,268,126
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (87,738)
=========================================================================
    Net expenses                                                8,180,388
=========================================================================
Net investment income (loss)                                   (3,436,088)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        43,506,147
-------------------------------------------------------------------------
  Option contracts written                                        503,131
=========================================================================
                                                               44,009,278
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        19,637,060
-------------------------------------------------------------------------
  Option contracts written                                         (8,225)
=========================================================================
                                                               19,628,835
=========================================================================
Net gain from investment securities and option contracts       63,638,113
=========================================================================
Net increase in net assets resulting from operations          $60,202,025
_________________________________________________________________________
=========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004             2003
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (3,436,088)   $  (4,907,964)
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures
    contracts and option contracts                               44,009,278       14,119,689
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and option contracts                              19,628,835      116,271,789
============================================================================================
    Net increase in net assets resulting from operations         60,202,025      125,483,514
============================================================================================
Share transactions-net:
  Class A                                                       (33,113,988)     (29,873,189)
--------------------------------------------------------------------------------------------
  Class B                                                       (69,580,725)     (65,917,432)
--------------------------------------------------------------------------------------------
  Class C                                                        (7,526,304)      (6,917,020)
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (110,221,017)    (102,707,641)
============================================================================================
    Net increase (decrease) in net assets                       (50,018,992)      22,775,873
============================================================================================

NET ASSETS:

  Beginning of year                                             520,709,171      497,933,298
============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(114,811) and $(104,405), respectively)        $ 470,690,179    $ 520,709,171
____________________________________________________________________________________________
============================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,147.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $77,679 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $131,215.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $1,712,470. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B and Class C shares paid $708,687, $1,691,392 and $309,320, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $47,026 in front-end sales commissions from the sale of Class A shares and $776, $18,610 and $1,866 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 8,261,408      $ 51,027,829      $ (51,410,910)        $   --         $ 7,878,327     $101,263       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             8,261,408        51,027,829        (51,410,910)            --           7,878,327       99,584           --
==================================================================================================================================
  Subtotal        $16,522,816      $102,055,658      $(102,821,820)        $   --         $15,756,654     $200,847       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $11,874,485      $ 50,207,098      $ (62,081,583)        $   --         $        --     $  6,931       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                    --        29,128,863        (18,933,113)            --          10,195,750        4,262           --
==================================================================================================================================
  Subtotal        $11,874,485      $ 79,335,961      $ (81,014,696)        $   --         $10,195,750     $ 11,193       $   --
==================================================================================================================================
  Total           $28,397,301      $181,391,619      $(183,836,516)        $   --         $25,952,404     $212,040       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $1,008,739 and $1,824,629, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $6,912 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,912.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,757 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $9,951,991 were on loan to brokers. The loans were secured by cash collateral of $10,195,750 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $11,193 for securities lending transactions.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD     CALL OPTION CONTRACTS
                                                              ----------------------
------------------------------------------------------------------------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                  --      $      --
------------------------------------------------------------------------------------
Written                                                         9,699        827,661
------------------------------------------------------------------------------------
Closed                                                           (263)      (107,038)
------------------------------------------------------------------------------------
Exercised                                                      (3,792)      (260,769)
------------------------------------------------------------------------------------
Expired                                                        (4,950)      (397,934)
====================================================================================
End of year                                                       694      $  61,920
____________________________________________________________________________________
====================================================================================

OPEN OPTIONS WRITTEN AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               DECEMBER 31,
                                                                                                   2004          UNREALIZED
                                                CONTRACT    STRIKE    NUMBER OF    PREMIUMS       MARKET        APPRECIATION
CALLS                                            MONTH      PRICE     CONTRACTS    RECEIVED       VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
Apollo Group, Inc. -- Class A                    Jan-05     $95.0         60       $ 5,280       $   300          $  4,980
-----------------------------------------------------------------------------------------------------------------------------
BJ Services Co.                                  Jan-05      50.0        300        28,699         9,750            18,949
-----------------------------------------------------------------------------------------------------------------------------
Fisher Scientific International Inc.             Jan-05      60.0         80         6,240        23,600           (17,360)
-----------------------------------------------------------------------------------------------------------------------------
ScanSource, Inc.                                 Jan-05      70.0         70         5,510           875             4,635
-----------------------------------------------------------------------------------------------------------------------------
Transocean Ltd.                                  Jan-05      40.0        120        10,560        34,500           (23,940)
-----------------------------------------------------------------------------------------------------------------------------
Ultra Petroleum Corp.                            Jan-05      55.0         64         5,631         1,120             4,511
=============================================================================================================================
Total outstanding options written                                        694       $61,920       $70,145          $ (8,225)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term gain distributions paid during the years ended December 31, 2004 and 2003.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                  2004
---------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 109,646,596
---------------------------------------------------------------------------
Temporary book/tax differences                                     (114,811)
---------------------------------------------------------------------------
Capital loss carryforward                                      (170,238,627)
---------------------------------------------------------------------------
Shares of beneficial interest                                   531,397,021
===========================================================================
Total net assets                                              $ 470,690,179
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies of $(8,225).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $44,003,152 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2004 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $  3,258,555
-----------------------------------------------------------------------------
December 31, 2010                                                120,187,758
-----------------------------------------------------------------------------
December 31, 2011                                                 46,792,314
=============================================================================
Total capital loss carryforward                                 $170,238,627
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $180,611,015 and $294,526,455, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $119,117,730
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (9,462,909)
==============================================================================
Net unrealized appreciation of investment securities             $109,654,821
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $372,071,913.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of partnership income and net operating losses, on December 31, 2004, undistributed net investment income was increased by $3,425,682, undistributed net realized gain (loss) was decreased by $6,126 and shares of beneficial interest decreased by $3,419,556. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING(a)
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                         2004                           2003
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,604,107    $  25,910,160     1,879,248    $  24,704,966
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        824,169       11,973,132     1,110,183       13,223,360
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        400,935        5,803,543       507,573        6,077,786
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      2,267,898       36,759,445     2,268,563       30,491,869
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,527,551)     (36,759,445)   (2,511,307)     (30,491,869)
========================================================================================================================
Reacquired:
  Class A                                                     (5,935,445)     (95,783,593)   (6,444,289)     (85,070,024)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,094,338)     (44,794,412)   (4,176,762)     (48,648,923)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (924,673)     (13,329,847)   (1,100,332)     (12,994,806)
========================================================================================================================
                                                              (7,384,898)   $(110,221,017)   (8,467,123)   $(102,707,641)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                            CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2004             2003          2002          2001          2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.50         $  11.97      $  17.00      $  22.88     $  26.23
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)(b)     (0.09)(a)     (0.06)(a)     (0.08)(a)    (0.01)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.21             3.62         (4.97)        (5.79)       (0.44)
================================================================================================================================
    Total from investment operations                              2.15             3.53         (5.03)        (5.87)       (0.45)
================================================================================================================================
Less distributions from net realized gains                          --               --            --         (0.01)       (2.90)
================================================================================================================================
Net asset value, end of period                                $  17.65         $  15.50      $  11.97      $  17.00     $  22.88
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  13.87%           29.49%       (29.59)%      (25.64)%      (1.77)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $292,681         $288,976      $250,666      $396,779     $532,042
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           1.38%(d)(e)      1.47%         1.32%         1.24%        1.07%
================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.40)%(b)(d)    (0.65)%       (0.45)%       (0.45)%      (0.02)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             38%              69%           86%          117%          56%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.51)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $283,474,706.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.40%.

                                                                                            CLASS B
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2004             2003          2002          2001         2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.96         $  10.86      $  15.54      $  21.07     $  24.57
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)(a)(b)     (0.17)(a)     (0.16)(a)     (0.20)(a)    (0.22)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.99             3.27         (4.52)        (5.32)       (0.38)
================================================================================================================================
    Total from investment operations                              1.82             3.10         (4.68)        (5.52)       (0.60)
================================================================================================================================
Less distributions from net realized gains                          --               --            --         (0.01)       (2.90)
================================================================================================================================
Net asset value, end of period                                $  15.78         $  13.96      $  10.86      $  15.54     $  21.07
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                  13.04%           28.55%       (30.12)%      (26.19)%      (2.50)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $148,300         $198,148      $214,709      $432,002     $661,445
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           2.13%(d)(e)      2.22%         2.07%         2.00%        1.84%
================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.15)%(b)(d)    (1.40)%       (1.20)%       (1.21)%      (0.80)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             38%              69%           86%          117%          56%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $169,139,193.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                               2004            2003         2002         2001         2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.94         $ 10.84      $ 15.52      $ 21.05      $ 24.55
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)(a)(b)    (0.17)(a)    (0.16)(a)    (0.20)(a)    (0.22)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.98            3.27        (4.52)       (5.32)       (0.38)
============================================================================================================================
    Total from investment operations                             1.81            3.10        (4.68)       (5.52)       (0.60)
============================================================================================================================
Less distributions from net realized gains                         --              --           --        (0.01)       (2.90)
============================================================================================================================
Net asset value, end of period                                $ 15.75         $ 13.94      $ 10.84      $ 15.52      $ 21.05
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                 12.98%          28.60%      (30.15)%     (26.21)%      (2.50)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $29,710         $33,585      $32,558      $59,112      $71,989
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.13%(d)(e)     2.22%        2.07%        2.00%        1.84%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.15)%(b)(d)   (1.40)%      (1.20)%      (1.21)%      (0.80)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            38%             69%          86%         117%          56%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned by Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $30,931,985.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

Regulatory Inquiries and Pending Litigation

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.


Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;

(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Select Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)
                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)
                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company
                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    OR OFFICER SINCE   DURING PAST 5 YEARS                        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993               Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                            Naftalis and Frankel LLP                   investment company)
-----------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003               Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                            (California)
                                                      Formerly: Associate Justice of the
                                                      California Court of Appeals
-----------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998               Formerly: Chief Executive Officer, YWCA    None
   Trustee                                            of the USA
-----------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992               Partner, law firm of Pennock & Cooper      None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993               Executive Vice President, Development      None
   Trustee                                            and Operations, Hines Interests Limited
                                                      Partnership (real estate development
                                                      company)
-----------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003               Retired                                    None
   Trustee
-----------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004               Senior Vice President, A I M Management    N/A
   Senior Vice President and                          Group Inc. (financial services holding
   Chief Compliance Officer                           company); Senior Vice President and
                                                      Chief Compliance Officer, A I M
                                                      Advisors, Inc.; Vice President and Chief
                                                      Compliance Officer, A I M Capital
                                                      Management, Inc. and A I M Distributors,
                                                      Inc.; and Vice President, AIM Investment
                                                      Services, Inc. and Fund Management
                                                      Company
                                                      Formerly: Senior Vice President and
                                                      Compliance Director, Delaware
                                                      Investments Family of Funds
-----------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003               Director, Senior Vice President,           N/A
   Senior Vice President,                             Secretary and General Counsel, A I M
   Secretary and Chief Legal                          Management Group Inc. (financial
   Officer                                            services holding company) and A I M
                                                      Advisors, Inc.; Director and Vice
                                                      President, INVESCO Distributors, Inc.;
                                                      Vice President, A I M Capital
                                                      Management, Inc., and AIM Investment
                                                      Services, Inc.; Director, Vice President
                                                      and General Counsel, Fund Management
                                                      Company and Senior Vice President, A I M
                                                      Distributors, Inc.
                                                      Formerly: Senior Vice President and
                                                      General Counsel, Liberty Financial
                                                      Companies, Inc.; and Senior Vice
                                                      President and General Counsel, Liberty
                                                      Funds Group, LLC and Vice President,
                                                      A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992               Managing Director, Chief Fixed Income      N/A
   Vice President                                     Officer and Senior Investment Officer,
                                                      A I M Capital Management, Inc. and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992               Managing Director and Director of Money    N/A
   Vice President                                     Market Research and Special Projects,
                                                      A I M Capital Management, Inc.; and Vice
                                                      President, A I M Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004               Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                       Advisors, Inc.
                                                      Formerly: Senior Vice President, AIM
                                                      Investment Services, Inc.; and Vice
                                                      President, A I M Distributors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992               Director of Cash Management, Managing      N/A
   Vice President                                     Director and Chief Cash Management
                                                      Officer, A I M Capital Management, Inc;
                                                      Director and President, Fund Management
                                                      Company; and Vice President, A I M
                                                      Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999               Executive Vice President, A I M            N/A
   Vice President                                     Management Group, Inc.; Senior Vice
                                                      President, A I M Advisors, Inc., and
                                                      President, Director of Investments,
                                                      Chief Executive Officer and Chief
                                                      Investment Officer, A I M Capital
                                                      Management, Inc. (See footnote (4)
                                                      below.)
                                                      Formerly: Director of A I M Advisors,
                                                      Inc. and A I M Management Group Inc.,
                                                      A I M Advisors, Inc.; and Director and
                                                      Chairman, A I M Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852

       DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                      AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund            AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund               AIM International Small Company Fund(7)      Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                        AIM Trimark Fund
AIM Emerging Growth Fund                                                                 TAX-FREE
AIM Large Cap Basic Value Fund                        SECTOR EQUITY
AIM Large Cap Growth Fund                                                                AIM High Income Municipal Fund
AIM Libra Fund                              AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)             AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                     AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                   AIM Gold & Precious Metals Fund(1)                 AIM ALLOCATION SOLUTIONS
AIM Opportunities I Fund                    AIM Health Sciences Fund(1)
AIM Opportunities II Fund                   AIM Leisure Fund(1)                          AIM Aggressive Allocation Fund
AIM Opportunities III Fund                  AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Premier Equity Fund                     AIM Real Estate Fund                         AIM Moderate Allocation Fund
AIM S&P 500 Index Fund(1)                   AIM Technology Fund(1)
AIM Select Equity Fund                      AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                =======================================================================================
AIM Small Company Growth Fund(1)            CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                   FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                   FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund            =======================================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

    If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com               SEQ-AR-1               A I M Distributors, Inc.

                      YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash          [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management          --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                       AIM SMALL CAP EQUITY FUND
                               Annual Report to Shareholders o December 31, 2004

                                 [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Registered Trademark--

====================================================================================================================================
AIM SMALL CAP EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of 12/31/04 and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          the effect of IPO investments on the         Classification Standard, which was
                                             fund's total return.                         developed by and is the exclusive
o Effective 9/30/03, Class B shares are                                                   property and a service mark of Morgan
not available as an investment for           ABOUT INDEXES USED IN THIS REPORT            Stanley Capital International Inc. and
retirement plans maintained pursuant to                                                   Standard & Poor's.
Section 401 of the Internal Revenue          o The unmanaged Standard & Poor's
Code, including 401(k) plans, money          Composite Index of 500 Stocks (the S&P       o The returns shown in the Management's
purchase pension plans and profit            500--Registered Trademark-- Index) is        Discussion of Fund Performance are based
sharing plans. Plans that have existing      an index of common stocks frequently         on net asset values calculated for
accounts invested in Class B shares will     used as a general measure of U.S. stock      shareholder transactions. Generally
continue to be allowed to make               market performance.                          accepted accounting principles require
additional purchases.                                                                     adjustments to be made to the net assets
                                             o The unmanaged Standard & Poor's Small      of the fund at period end for financial
o Class R shares are available only to       Cap 600 Index (the S&P 600) is               reporting purposes, and as such, the net
certain retirement plans. Please see the     representative of small cap domestic         asset values for shareholder
prospectus for more information.             stocks.                                      transactions and the returns based on
                                                                                          those net asset values may differ from
PRINCIPAL RISKS OF INVESTING IN THE FUND     o The unmanaged Russell 2000--Registered     the net asset values and returns
                                             Trademark-- Index represents the             reported in the Financial Highlights.
o Investing in small and mid-size            performance of the stocks of small-
companies involves risks not associated      capitalization companies.                    The fund files its complete schedule of
with investing in more established                                                        portfolio holdings with the Securities
companies, including business risk,          o The unmanaged Lipper Small-Cap Core        and Exchange Commission ("SEC") for the
significant stock price fluctuations and     Fund Index represents an average of the      1st and 3rd quarters of each fiscal year
illiquidity.                                 performance of the 30 largest                on Form N-Q. The fund's Form N-Q filings
                                             small-capitalization core equity funds       are available on the SEC's Web site,
o The fund may invest a portion of its       tracked by Lipper, Inc., an independent      sec.gov. Copies of the fund's Forms N-Q
assets in synthetic instruments, such as     mutual fund performance monitor.             may be reviewed and copied at the SEC's
warrants, futures, options, exchange                                                      Public Reference Room at 450 Fifth
traded funds and American Depository         o The unmanaged Lehman U.S. Aggregate        Street, N.W., Washington, D.C. 20549-
Receipts, the value of which may not         Bond Index, which represents the U.S.        0102. You can obtain information on the
correlate perfectly with the overall         investment-grade fixed-rate bond market      operation of the Public Reference Room,
securities market. Risks associated with     (including government and corporate          including information about duplicating
synthetic instruments may include            securities, mortgage pass-through            fee charges, by calling 1-202-942-8090
counter party risk and sensitivity to        securities and asset-backed securities),     or by electronic request at the
interest rate changes and market price       is compiled by Lehman Brothers, a global     following e-mail address:
fluctuations. See the prospectus for         investment bank.                             publicinfo@sec.gov. The SEC file numbers
more details.                                                                             for the fund are 811-1540 and 333-
                                             o A direct investment cannot be made in      2-27334. The fund's most recent
o The fund may invest up to 25% of its       an index. Unless otherwise indicated,        portfolio holdings, as filed on Form
assets in the securities of non-U.S.         index results include reinvested             N-Q, are also available at
issuers. International investing             dividends, and they do not reflect sales     AIMinvestments.com.
presents certain risks not associated        charges. Performance of an index of
with investing solely in the United          funds reflects fund expenses;                A description of the policies and
States. These include risks relating to      performance of a market index does not.      procedures that the fund uses to
fluctuations in the value of the U.S.                                                     determine how to vote proxies relating
dollar relative to the values of other       o Performance of an index of funds           to portfolio securities is available
currencies, the custody arrangements         reflect fund expenses; performance of a      without charge, upon request, from our
made for the fund's foreign holdings,        market index does not.                       Client Services department at
differences in accounting, political                                                      800-959-4246 or on the AIM Web site,
risks and the lesser degree of public        o The fund is not managed to track the       AIMinvestments.com. On the home page,
information required to be provided by       performance of any particular index,         scroll down and click on AIM Funds Proxy
non-U.S. companies.                          including the indexes defined here, and      Policy. The information is also
                                             consequently, the performance of the         available on the Securities and Exchange
o The fund may participate in initial        fund may deviate significantly from the      Commission's Web site, sec.gov.
public offering (IPO) market in some         performance of the indexes.
market cycles. Because of the fund's                                                      Information regarding how the fund voted
small asset base, any investment the         OTHER INFORMATION                            proxies related to its portfolio
fund may make in IPOs may significantly                                                   securities during the 12 months ended
affect the fund's total return. As the       o Industry classifications used in this      6/30/04 is available at our Web site. Go
fund's assets grow, the impact of IPO        report are generally according to the        to AIMinvestments.com, access the About
investments will decline, which may          Global Industry                              Us tab, click on Required Notices and
reduce                                                                                    then click on Proxy Voting Activity.
                                                                                          Next, select your fund from the
                                                                                          drop-down menu.

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM SMALL CAP EQUITY FUND

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    NEW BOARD CHAIRMAN

[PHOTO OF           It is our pleasure to introduce you to Bruce Crockett, the
ROBERT H.           new Chairman of the Board of Trustees of the AIM Funds. Bob
GRAHAM]             Graham has served as Chairman of the Board of Trustees of
                    the AIM Funds ever since Ted Bauer retired from that
ROBERT H. GRAHAM    position in 2000. However, as you may be aware, the U.S.
                    Securities and Exchange Commission recently adopted a rule requiring that an independent fund trustee, meaning a
[PHOTO OF           trustee who is not an officer of the fund's investment
MARK H.             advisor, serve as chairman of the funds' Board. In addition,
WILLIAMSON]         a similar provision was included in the terms of AIM
                    Advisors' recent settlements with certain regulators.
MARK H. WILLIAMSON  Accordingly, the AIM Funds' Board recently elected Mr.
                    Crockett, one of the 14 independent trustees on the AIM
                    Funds' Board, as Chairman. His appointment became effective
[PHOTO OF           on October 4, 2004. Mr. Graham will remain on the funds'
BRUCE L.            Board, as will Mark Williamson, President and Chief
CROCKETT]           Executive Officer of AIM. Mr. Graham will also remain
                    Chairman of AIM Investments--Registered Trademark--.
BRUCE L. CROCKETT
                       Mr. Crockett has been a member of the AIM Funds' Board
                    since 1992, when AIM acquired certain funds that had been
                    advised by CIGNA. He had been a member of the board of those funds since 1978. Mr. Crockett has more than 30 years of
                    experience in finance and general management and has been
                    Chairman of Crockett Technologies Associates since 1996. He is the first independent chairman of the funds' Board in
                    AIM's history, as he is not affiliated with AIM or AMVESCAP in any way. He is committed to ensuring that the AIM Funds adhere to the highest standards of corporate governance for the benefit of fund shareholders, and we at AIM share that commitment.

                    MARKET CONDITIONS DURING THE FISCAL YEAR

                    After nine months of slow growth, equity markets rallied late in the year to produce solid results for 2004. The S&P
                    500 Index was up 10.87% for the year as a whole, but that includes the 9.23% total return for the fourth quarter alone. For bonds, the turning point came earlier. Almost all of the 4.34% return produced by the Lehman U.S. Aggregate
                    Bond Index came during the second half of the year, despite the fact that the Federal Reserve had begun raising short-term interest rates about halfway through the year.
                    Overseas markets followed a similar pattern, with quite robust double-digit performance across the board, most of it produced during the second half of the year.

                       All in all, 2004 was a good year for American investors,
                    with the decline in the dollar over the course of the year lending a boost to returns from foreign holdings. And there were a number of solid economic numbers to report as of the end of the year:

                       o U.S. gross domestic product (GDP) rose each quarter during 2004. And respondents to the BusinessWeek magazine survey foresaw 2005 GDP growth at 3.5%, above the post-World War II average of 3.4%.

                       o The Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both continued to rise during December and remained in very strong territory.

                       o Thomson First Call, which tracks corporate earnings and other information for clients in financial service industries, estimated S&P 500 earnings to be up 10.5% in 2005.

                       Of course, none of this can guarantee that 2005 will be
                    another good year. Over the short term, the only sure thing about the investment markets is their unpredictability.
                    Hence, we have always urged shareholders to keep a long-term perspective on all their investments.

                    YOUR FUND

                    The following pages present a discussion of how your fund invests, how it performed compared to pertinent benchmarks during the fiscal year and how it has performed over the long term. We hope you find this information helpful. We also encourage you to visit AIMinvestments.com often.
                    Updated information on your fund is always available there, as well as general information on a variety of investing topics.

                       As always, AIM is committed to building solutions for
                    your investment goals, and we thank you for your participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                    /s/ MARK H. WILLIAMSON

                    Robert H. Graham                        Mark H. Williamson
                    Chairman, AIM Investments               CEO & President, AIM Investments
                    President & Vice Chairman, AIM Funds    Trustee, AIM Funds

                    January 28, 2005

                    AIM Investments is a registered service mark of A I M
                    Management Group Inc. A I M Advisors, Inc. and A I M Capital
                    Management, Inc. are the investment advisors and A I M
                    Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM SMALL CAP EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Stocks, as measured by most domestic            Because our primary investments are         We seek to deliver the risk and
market indexes, rallied in the fourth        generally the stocks of fundamentally        return characteristics of the small-cap
quarter of 2004, enabling the fund to        sound companies, we may be at a              core asset class. We employ a
record positive returns for the year.        disadvantage during periods when lower       disciplined portfolio construction
                                             quality stocks lead market returns.          process that aligns the fund with the
========================================     However, we believe adhering to our          benchmark that we believe represents the
FUND VS. INDEXES                             strategy of investing in companies that      small-cap-core asset class--the S&P
                                             exhibit sustainable growth allows the        Small Cap 600 Index. We endeavor to
TOTAL RETURNS, 12/31/03-12/31/04,            fund to potentially take advantage of        diversify the fund in line with the
EXCLUDING APPLICABLE SALES CHARGES. IF       continued economic recovery and perform      sector diversification of that
SALES CHARGES WERE INCLUDED, RETURNS         well over an entire economic cycle. As       benchmark, so we stay fully diversified
WOULD BE LOWER.                              such, we believe our combination of          in all those sectors and have a maximum
                                             disciplined portfolio construction and       deviation from that sector weight of
Class A Shares                     9.45%     fundamentally based stock selection can      plus or minus 350 basis points (3.5%).
Class B Shares                     8.64      potentially lead to attractive absolute
Class C Shares                     8.64      returns over a long-term investment             We consider selling a stock for any
Class R Shares                     9.06      horizon with below-market volatility.        of the following reasons:
S&P 500 Index                                Having recently taken over management of
(Broad Market Index)              10.87      the fund, we encourage shareholders to       o A change in industry or company
Russell 2000 Index                           avoid placing emphasis on short-term         fundamentals indicates problems;
(Style-specific Index)            18.33      relative performance and instead measure
Lipper Small-Cap Core Fund Index             the success of our investment process        o The price target has been exceeded;
(Peer Group Index)                18.37      over the long term.
                                                                                          o The technical profile deteriorates.
SOURCE: LIPPER, INC.                         HOW WE INVEST
========================================                                                  MARKET CONDITIONS AND YOUR FUND
                                             On September 1, 2004, changes were made
   In selecting stocks for the fund, our     to the fund's portfolio management team      After assuming management of the fund,
focus is on companies with sound             with the objective of solidifying the        we restructured the portfolio,
fundamentals and strong earnings-growth      fund's positioning as a core product. We     transitioning to stocks in which we had
potential. We observed that many of the      seek to produce consistent and               the most confidence in their long-term
stocks that led the fourth-quarter rally     attractive risk-adjusted returns for         outlook. We increased the fund's
represented smaller, riskier,                long-term investors by adhering to our       weighting most significantly in the
unprofitable companies that did not meet     disciplined investment process of using      information technology sector, where we
our investment criteria. We believe that     fundamental, valuation and technical         found software stocks attractively
this is the main reason the fund lagged      analysis to identify attractively valued     priced after a sell-off earlier in the
its indexes. The fund also                   small-cap companies with visible and         year. We believe software companies
underperformed the Russell 2000 Index        long-term growth opportunities, as           could benefit from increased corporate
primarily because it was underweight in      demonstrated by consistent and               spending.
financials in comparison to the index,       accelerating earnings growth.
and its holdings in this sector                                                              Within the financials sector, we
generally lagged those of the benchmark.                                                  increased the fund's holdings in banks,
                                                                                          specifically those that could benefit
                                                                                          from increased demand for commercial and
                                                                                          industrial loans. Simultaneously, we
                                                                                          reduced the fund's exposure to
                                                                                          mortgage-related securities because of
                                                                                          rising interest rates and to insurance
                                                                                          stocks due to concerns about the

===================================================================================================================================
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*
By sector
                                              1. MICROS Systems, Inc.           1.5%       1. Application Software           6.5
              [PIE CHART]
                                              2. Jackson Hewitt Tax                        2. Apparel Retail                 6.2
Financials                        15.0%          Service Inc.                   1.5
Health Care                       12.2%                                                    3. Regional Banks                 5.4
Utilities                          1.8%       3. Landstar System, Inc.          1.5
Money Market Funds Plus Other                                                              4. Oil & Gas Exploration &
Assets Less Liabilities            0.8%       4. Overnite Corp.                 1.4           Production                     3.5
Materials                          8.4%
Industrials                       20.0%       5. Commercial Metals Co.          1.4        5. Technology Distributors        3.2
Consumer Discretionary            15.9%
Consumer Staples                   1.2%       6. Compass Minerals                          6. Industrial Machinery           3.1
Energy                             4.9%          International, Inc.            1.3
Information Technology            19.8%                                                    7. Trucking                       2.9
                                              7. UTI Worldwide, Inc.
                                                 (United Kingdom)               1.3        8. Health Care Facilities         2.7

                                              8. Cache, Inc.                    1.3        9. Diversified Commercial
                                                                                              Services                       2.4
                                              9. Quiksilver, Inc.               1.3
                                                                                          10. Housewares & Specialties       2.4
                                             10. Chicago Bridge & Iron Co.
                                                 N. V. - New York Shares
                                                 (Netherlands)                  1.3

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

*Excluding money market fund holdings.

===================================================================================================================================

current pricing cycle in this industry.      reported record second quarter earnings,     The views and opinions expressed in
                                             citing growing production volume and         Management's Discussion of Fund
   In industrials, we increased the          high oil prices as the key contributing      Performance are those of A I M Advisors,
fund's holdings in capital goods             factors. We sold the stock, taking           Inc. These views and opinions are
companies, which could benefit from          profits as the stock exceeded our            subject to change at any time based on
increasing global demand. In consumer        valuation target.                            factors such as market and economic
discretionary, we increased the fund's                                                    conditions. These views and opinions may
exposure to hotels and gaming, primarily        Detracting from fund performance were     not be relied upon as investment advice
as a result of our stock-selection           DDi a manufacturer of printed circuit        or recommendations, or as an offer for a
process, focusing on individual              boards, and Primus Telecommunications,       particular security. The information is
companies. One of the stocks we added in     which caters primarily to international      not a complete analysis of every aspect
this industry was the hotel chain La         long-distance callers. DDi's stock price     of any market, country, industry,
Quinta, which could potentially benefit      was adversely affected when the company      security or the Fund. Statements of fact
from an ability to increase room rates       announced disappointing earnings in the      are from sources considered reliable,
because of increased travel. We also         first quarter of 2004. Primus' stock         but A I M Advisors, Inc. makes no
reduced the fund's cash position,            declined as the company's earnings           representation or warranty as to their
redirecting these assets into stocks.        reflected increasing competition.            completeness or accuracy. Although
                                             Neither stock was in the portfolio at        historical performance is no guarantee
   These changes, combined with an           the close of the reporting period.           of future results, these insights may
upswing in the market, helped the fund                                                    help you understand our investment
post double-digit returns for the fourth     IN CLOSING                                   management philosophy.
quarter. Major market indexes, after
struggling for much of the year, rallied     We remain committed to our bottom-up               See important fund and index
after oil prices peaked in October and       investment process of identifying the            disclosures inside front cover.
the presidential election cycle drew to      attractively valued stocks of small-cap
a close.                                     companies with visible and long-term                            JULIET S. ELLIS,
                                             growth opportunities while striving to                          Chartered Financial
   For the entire year, sectors that         avoid high-risk stocks. We believe our            [ELLIS        Analyst and Senior
contributed the most to fund performance     disciplined investment strategy has the           PHOTO]        Portfolio Manager, is
were industrials, materials and health       potential to provide shareholders with                          lead portfolio
care. Detracting from performance were       reliable, long-term, risk-adjusted                              manager of AIM Small
information technology, even though          performance consistent with a small-cap      Cap Equity Fund. Ms. Ellis joined AIM in
stocks in this sector rallied in the         core-stock fund, complementing their         2004. She previously served as Senior
fourth quarter, and telecommunication        more aggressive equity investments. As       Portfolio Manager of two small-cap funds
services.                                    always, we thank you for your continuing     for another company and was responsible
                                             investment in AIM Small Cap Equity Fund.     for the management of more than $2
   Stocks that contributed positively to                                                  billion in assets. Ms. Ellis began her
fund performance included Sierra Health                                                   investment career in 1981 as a financial
Services, a managed care health                                                           consultant. She is a Cum Laude and Phi
provider, and Southwestern Energy, an                                                     Beta Kappa graduate of Indiana
oil and gas exploration company. The                                                      University with a B.A. in economics and
stock price of Sierra Health Services                                                     political science.
appreciated as investors were more
optimistic about the company's prospects                                                                     JUAN R. HARTSFIELD,
because of its rapidly growing Las                                                                           Chartered Financial
Vegas, Nevada, market. Southwestern                                                         [HARTSFIELD      Analyst and Portfolio
Energy Company, which operates in                                                              PHOTO]        Manager, is portfolio
Arkansas, Louisiana, New Mexico,                                                                             manager of AIM Small
Oklahoma and Texas,                                                                                          Cap Equity Fund.
                                                                                          Prior to joining AIM in 2004, he began
                                                                                          his investment career in 2000 as an
                                                                                          equity analyst and most recently served
                                                                                          as a portfolio manager. Mr. Hartsfield
                                                                                          earned a B.S. in petroleum engineering
                                                                                          from the University of Texas and his
                                                                                          M.B.A. from the University of Michigan.

                                                                                          Assisted by the Small Cap Core/Growth
                                                                                          Team

=======================================
TOTAL NET ASSETS         $481.6 million

TOTAL NUMBER OF HOLDINGS*           115
=======================================                                                            [RIGHT ARROW GRAPHIC]

                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE RECORD, PLEASE
                                                                                          TURN TO PAGE 5.

AIM SMALL CAP EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over     To do so, compare this 5% hypothetical
                                             the period. Simply divide your account       example with the 5% hypothetical
As a shareholder of the fund, you incur      value by $1,000 (for example, an $8,600      examples that appear in the shareholder
two types of costs: (1) transaction          account value divided by $1,000 = 8.6),      reports of the other funds.
costs, which may include sales charges       then multiply the result by the number
(loads) on purchase payments; contingent     in the table under the heading entitled         Please note that the expenses shown
deferred sales charges on redemptions;       "Actual Expenses Paid During Period" to      in the table are meant to highlight your
and redemption fees, if any; and (2)         estimate the expenses you paid on your       ongoing costs only and do not reflect
ongoing costs, including management          account during this period.                  any transactional costs, such as sales
fees; distribution and/or service fees                                                    charges (loads) on purchase payments,
(12b-1); and other fund expenses. This       HYPOTHETICAL EXAMPLE FOR COMPARISON          contingent deferred sales charges on
example is intended to help you              PURPOSES                                     redemptions, and redemption fees, if
understand your ongoing costs (in                                                         any. Therefore, the hypothetical
dollars) of investing in the fund and to     The table below also provides                information is useful in comparing
compare these costs with ongoing costs       information about hypothetical account       ongoing costs only, and will not help
of investing in other mutual funds. The      values and hypothetical expenses based       you determine the relative total costs
example is based on an investment of         on the fund's actual expense ratio and       of owning different funds. In addition,
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year     if these transactional costs were
period and held for the entire period,       before expenses, which is not the fund's     included, your costs would have been
July 1, 2004 - December 31, 2004.            actual return. The hypothetical account      higher.
                                             values and expenses may not be used to
ACTUAL EXPENSES                              estimate the actual ending account
                                             balance or expenses you paid for the
The table below provides information         period. You may use this information to
about actual account values and actual       compare the ongoing costs of investing
expenses. You may use the information in     in the fund and other funds.
this table, together with the amount you
invested, to

===================================================================================================================================
                                                      ACTUAL                              HYPOTHETICAL
                                                                              (5% annual return before expenses)

               BEGINNING ACCOUNT      ENDING ACCOUNT            EXPENSES       ENDING ACCOUNT         EXPENSES
SHARE               VALUE                  VALUE               PAID DURING          VALUE            PAID DURING
CLASS             (7/1/04)             (12/31/04)(1)            PERIOD(2)         (12/31/04)          PERIOD(2)
 A                $1,000.00              $1,034.30               $ 8.03           $1,017.24            $ 7.96
 B                 1,000.00               1,029.50                11.78            1,013.52             11.69
 C                 1,000.00               1,030.40                11.79            1,013.52             11.69
 R                 1,000.00               1,031.30                 9.24            1,016.04              9.17

(1) The actual ending account value is based on the actual total return of the fund for the period July 1, 2004 to December 31,
2004 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period July 1,
2004 to December 31, 2004 was 3.43%, 2.95%, 3.04% and 3.13% for Class A, B, C and R shares, respectively.

(2) Expenses are equal to the fund's annualized expense ratio (1.57%, 2.31%, 2.31% and 1.81% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Effective on January 1, 2005, the advisor contractually agreed to waive a portion of its advisory fees. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 1.46%,
2.20%, 2.20%, and 1.70% for Class A, B, C and R shares, respectively.

(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $7.47, $11.22, $11.23 and $8.68 for Class A, B, C and R shares, respectively.

(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the most recent fiscal half year are $7.41, $11.14, $11.14 and $8.62 for Class A, B, C and R shares, respectively.

===================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON        For More Information Visit
                                                                                          IMAGE]             AIMinvestments.com

AIM SMALL CAP EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
Past performance cannot guarantee            RESULTS OF A $10,000 INVESTMENT
comparable future results.                   8/31/00-12/31/04

   Your fund's total return includes                                         [MOUNTAIN CHART]
reinvested distributions, applicable
sales charges, fund expenses and                     AIM SMALL CAP  AIM SMALL CAP  AIM SMALL CAP                           LIPPER
management fees. Results for Class B                  EQUITY FUND    EQUITY FUND    EQUITY FUND                           SMALL-CAP
shares are calculated as if a                           CLASS A        CLASS B        CLASS C     S&P 500   RUSSELL 2000  CORE FUND
hypothetical shareholder had liquidated       DATE      SHARES         SHARES         SHARES       INDEX       INDEX        INDEX
his entire investment in the fund at the
close of the reporting period and paid       8/31/00    $ 9450         $10000         $10000       $10000     $10000       $10000
the applicable contingent deferred sales        9/00      9308           9850           9850         9472       9706         9743
charges. Index results include                 10/00      9233           9760           9760         9432       9273         9450
reinvested dividends, but they do not          11/00      8193           8660           8660         8689       8321         8509
reflect sales charges. Performance of          12/00      8845           9340           9340         8732       9036         9335
an index of funds reflects fund expenses        1/01      9280           9790           9790         9041       9506         9668
and management fees; performance of a           2/01      8410           8870           8870         8217       8882         9054
market index does not. Performance shown        3/01      7985           8420           8420         7697       8448         8625
in the chart does not reflect deduction         4/01      8722           9191           9191         8295       9109         9313
of taxes a shareholder would pay on fund        5/01      9251           9740           9740         8350       9333         9652
distributions or sale of fund shares.           6/01      9648          10160          10160         8147       9655         9951
Performance of the indexes does not             7/01      9384           9871           9871         8067       9132         9720
reflect the effects of taxes.                   8/01      9072           9541           9541         7562       8837         9448
                                                9/01      7985           8391           8391         6952       7648         8210
=======================================        10/01      8288           8702           8702         7084       8095         8698
AVERAGE ANNUAL TOTAL RETURNS                   11/01      8883           9322           9322         7628       8722         9344
As of 12/31/04, including applicable           12/01      9634          10113          10103         7695       9260        10000
sales charges                                   1/02      9530           9992           9992         7582       9164         9882
                                                2/02      9426           9883           9883         7436       8913         9618
CLASS A SHARES                                  3/02     10325          10812          10812         7716       9629        10357
Inception (8/31/00)               5.19%         4/02     10429          10913          10913         7248       9717        10408
1 Year                            3.43          5/02     10211          10683          10683         7195       9286        10020
                                                6/02      9634          10073          10073         6683       8825         9459
CLASS B SHARES                                  7/02      8046           8413           8403         6162       7492         8173
Inception (8/31/00)               5.45%         8/02      8140           8503           8503         6202       7473         8217
1 Year                            3.64          9/02      7374           7692           7692         5529       6936         7635
                                               10/02      7573           7902           7902         6015       7159         7906
CLASS C SHARES                                 11/02      8036           8383           8383         6369       7798         8490
Inception (8/31/00)               5.84%        12/02      7781           8113           8113         5995       7363         8077
1 Year                            7.64          1/03      7573           7883           7883         5838       7160         7841
                                                2/03      7299           7593           7592         5750       6943         7596
CLASS R SHARES                                  3/03      7497           7803           7803         5806       7033         7660
Inception                         6.33%         4/03      8093           8413           8413         6284       7699         8298
1 Year                            9.06          5/03      8783           9133           9133         6615       8526         9027
=======================================         6/03      9019           9373           9363         6699       8680         9235
                                                7/03      9596           9964           9963         6817       9223         9709
Class R shares' inception date is               8/03      9964          10345          10334         6950       9646        10129
6/3/02. Returns since that date are             9/03      9785          10154          10154         6876       9468         9909
historical returns. All other returns          10/03     10588          10985          10975         7265      10263        10688
are blended returns of historical Class        11/03     10928          11335          11325         7329      10627        11073
R share performance and restated Class A       12/03     11373          11775          11776         7713      10843        11381
share performance (for periods prior to         1/04     11694          12105          12096         7855      11314        11742
the inception date of Class R shares) at        2/04     11979          12395          12386         7964      11415        11946
net asset value, adjusted to reflect the        3/04     12083          12496          12486         7844      11522        12075
higher Rule 12b-1 fees applicable to            4/04     11563          11946          11946         7721      10934        11660
Class R shares. Class A shares'                 5/04     11724          12106          12096         7827      11108        11762
inception date is 8/31/00.                      6/04     12036          12427          12417         7979      11576        12264
                                                7/04     11156          11506          11507         7715      10797        11618
   The performance data quoted represent        8/04     10702          11026          11027         7746      10741        11516
past performance and cannot guarantee           9/04     11128          11456          11457         7829      11245        12089
comparable future results; current             10/04     11402          11737          11738         7949      11467        12287
performance may be lower or higher.            11/04     12205          12557          12547         8271      12461        13257
Please visit AIMinvestments.com for the        12/04    $12451         $12587         $12787       $ 8552     $12830       $13471
most recent month-end performance.                                                                           SOURCE: LIPPER, INC.
Performance figures reflect reinvested
distributions, changes in net asset          maximum 5.50% sales charge, and Class B
value and the effect of the maximum          and Class C share performance reflects
sales charge unless otherwise stated.        the applicable contingent deferred sales
Investment return and principal value        charge (CDSC) for the period involved.
will fluctuate so that you may have a        The CDSC on Class B shares declines from
gain or loss when you sell shares.           5% beginning at the time of purchase to
                                             0% at the beginning of the seventh year.
   Class A share performance reflects        The CDSC on Class C shares is 1% for the
the                                          first year after purchase. Class R
                                             shares do not have a front-end sales
                                             charge; returns shown are at net asset
                                             value and do not reflect a 0.75% CDSC
                                             that may be imposed on a total
                                             redemption of retirement plan assets
                                             within the first year.

                                                The performance of the fund's share
                                             classes will differ due to different
                                             sales charge structures and class
                                             expenses.

===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

December 31, 2004


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTEREST-99.21%

ADVERTISING-1.22%

R.H. Donnelley Corp.(a)                             99,700   $  5,887,285
=========================================================================

AEROSPACE & DEFENSE-2.01%

Alliant Techsystems Inc.(a)                         75,900      4,962,342
-------------------------------------------------------------------------
Curtiss-Wright Corp.                                81,800      4,696,138
=========================================================================
                                                                9,658,480
=========================================================================

AIR FREIGHT & LOGISTICS-2.26%

EGL, Inc.(a)                                       153,000      4,573,170
-------------------------------------------------------------------------
UTI Worldwide, Inc. (United Kingdom)                92,900      6,319,058
=========================================================================
                                                               10,892,228
=========================================================================

ALUMINUM-0.49%

Century Aluminum Co.(a)                             90,000      2,363,400
=========================================================================

APPAREL RETAIL-6.15%

Aeropostale, Inc.(a)                               152,850      4,498,375
-------------------------------------------------------------------------
Cache, Inc.(a)                                     347,250      6,257,445
-------------------------------------------------------------------------
Finish Line, Inc. (The)-Class A                    151,400      2,770,620
-------------------------------------------------------------------------
Genesco Inc.(a)                                    177,200      5,518,008
-------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                     159,200      5,088,032
-------------------------------------------------------------------------
Stage Stores, Inc.(a)                              131,700      5,468,184
=========================================================================
                                                               29,600,664
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.27%

Quiksilver, Inc.(a)                                205,300      6,115,887
=========================================================================

APPLICATION SOFTWARE-6.45%

Altiris, Inc.(a)                                    73,900      2,618,277
-------------------------------------------------------------------------
ANSYS, Inc.(a)                                      99,000      3,173,940
-------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                        120,700      5,627,034
-------------------------------------------------------------------------
Kronos Inc.(a)                                      51,900      2,653,647
-------------------------------------------------------------------------
MICROS Systems, Inc.(a)                             94,100      7,345,446
-------------------------------------------------------------------------
RSA Security Inc.(a)                               232,600      4,665,956
-------------------------------------------------------------------------
SERENA Software, Inc.(a)                           128,200      2,774,248
-------------------------------------------------------------------------
Verint Systems Inc.(a)                              61,100      2,219,763
=========================================================================
                                                               31,078,311
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.13%

Affiliated Managers Group, Inc.(a)(b)               80,400      5,446,296
=========================================================================

BIOTECHNOLOGY-2.15%

DOV Pharmaceutical, Inc.(a)                        123,000      2,220,150
-------------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                     71,400      3,520,020
-------------------------------------------------------------------------
Serologicals Corp.(a)(b)                           208,900      4,620,868
=========================================================================
                                                               10,361,038
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


BUILDING PRODUCTS-0.55%

NCI Building Systems, Inc.(a)                       70,700   $  2,651,250
=========================================================================

COMMERCIAL PRINTING-0.54%

Banta Corp.                                         58,000      2,596,080
=========================================================================

COMMUNICATIONS EQUIPMENT-0.89%

CommScope, Inc.(a)                                 226,500      4,280,850
=========================================================================

COMPUTER HARDWARE-1.56%

Intergraph Corp.(a)                                 86,900      2,340,217
-------------------------------------------------------------------------
Stratasys, Inc.(a)(b)                              153,900      5,164,884
=========================================================================
                                                                7,505,101
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.83%

Synaptics Inc.(a)                                  130,400      3,987,632
=========================================================================

CONSTRUCTION & ENGINEERING-1.26%

Chicago Bridge & Iron Co. N.V.-New York
  Shares (Netherlands)                             151,700      6,068,000
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.16%

Wabash National Corp.(a)(b)                        182,900      4,925,497
-------------------------------------------------------------------------
Wabtec Corp.                                       257,800      5,496,296
=========================================================================
                                                               10,421,793
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.42%

Jackson Hewitt Tax Service Inc.                    285,000      7,196,250
-------------------------------------------------------------------------
NCO Group, Inc.(a)                                 171,900      4,443,615
=========================================================================
                                                               11,639,865
=========================================================================

DIVERSIFIED METALS & MINING-1.33%

Compass Minerals International, Inc.               263,400      6,382,182
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.00%

Paxar Corp.(a)                                     217,300      4,817,541
=========================================================================

ENVIRONMENTAL SERVICES-1.08%

Waste Connections, Inc.(a)                         152,400      5,219,700
=========================================================================

GAS UTILITIES-0.48%

New Jersey Resources Corp.                          53,800      2,331,692
=========================================================================

HEALTH CARE EQUIPMENT-1.61%

Adeza Biomedical Corp.(a)                           50,400        884,520
-------------------------------------------------------------------------
Datascope Corp.                                     54,388      2,158,660
-------------------------------------------------------------------------
Invacare Corp.                                     101,800      4,709,268
=========================================================================
                                                                7,752,448
=========================================================================

HEALTH CARE FACILITIES-2.71%

Genesis HealthCare Corp.(a)                         71,800      2,515,154
-------------------------------------------------------------------------
Kindred Healthcare, Inc.(a)                        199,700      5,981,015
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
HEALTH CARE FACILITIES-(CONTINUED)

VCA Antech, Inc.(a)(b)                             233,400   $  4,574,640
=========================================================================
                                                               13,070,809
=========================================================================

HEALTH CARE SERVICES-0.56%

Apria Healthcare Group Inc.(a)                      82,300      2,711,785
=========================================================================

HEALTH CARE SUPPLIES-2.04%

Haemonetics Corp.(a)                               122,800      4,446,588
-------------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)                 151,500      5,360,070
=========================================================================
                                                                9,806,658
=========================================================================

HOTELS, RESORTS & CRUISE LINES-2.22%

Kerzner International Ltd. (Bahamas)(a)             92,000      5,524,600
-------------------------------------------------------------------------
La Quinta Corp.(a)                                 571,100      5,191,299
=========================================================================
                                                               10,715,899
=========================================================================

HOUSEWARES & SPECIALTIES-2.38%

Jarden Corp.(a)                                    134,700      5,851,368
-------------------------------------------------------------------------
Yankee Candle Co., Inc. (The)(a)                   168,700      5,597,466
=========================================================================
                                                               11,448,834
=========================================================================

INDUSTRIAL GASES-0.93%

Airgas, Inc.                                       168,300      4,461,633
=========================================================================

INDUSTRIAL MACHINERY-3.11%

Kaydon Corp.                                       150,500      4,969,510
-------------------------------------------------------------------------
Kennametal Inc.                                    108,300      5,390,091
-------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                          122,800      4,623,420
=========================================================================
                                                               14,983,021
=========================================================================

INSURANCE BROKERS-1.51%

Hilb Rogal & Hobbs Co.                             101,300      3,671,112
-------------------------------------------------------------------------
U.S.I. Holdings Corp.(a)(b)                        310,200      3,589,014
=========================================================================
                                                                7,260,126
=========================================================================

INTERNET SOFTWARE & SERVICES-1.20%

Digital River, Inc.(a)                              76,800      3,195,648
-------------------------------------------------------------------------
Digitas Inc.(a)                                    272,500      2,602,375
=========================================================================
                                                                5,798,023
=========================================================================

INVESTMENT BANKING & BROKERAGE-0.93%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(a)(c)(d)               44,800      4,480,000
=========================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-1.10%

iShares Nasdaq Biotechnology Index Fund(a)(b)       70,400      5,308,160
=========================================================================

IT CONSULTING & OTHER SERVICES-0.63%

CACI International Inc.-Class A(a)                  44,600      3,038,598
=========================================================================

MANAGED HEALTH CARE-1.34%

AMERIGROUP Corp.(a)                                 44,100      3,336,606
-------------------------------------------------------------------------
Sierra Health Services, Inc.(a)                     57,000      3,141,270
=========================================================================
                                                                6,477,876
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


METAL & GLASS CONTAINERS-1.10%

AptarGroup, Inc.                                   100,200   $  5,288,556
=========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.27%

Avista Corp.                                       124,900      2,206,983
-------------------------------------------------------------------------
Energen Corp.                                       66,400      3,914,280
=========================================================================
                                                                6,121,263
=========================================================================

OFFICE SERVICES & SUPPLIES-0.62%

Brady Corp.-Class A                                 48,000      3,003,360
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.80%

FMC Technologies, Inc.(a)                          119,300      3,841,460
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-3.53%

Comstock Resources, Inc.(a)                        140,000      3,087,000
-------------------------------------------------------------------------
Penn Virginia Corp.                                127,900      5,188,903
-------------------------------------------------------------------------
Plains Exploration & Production Co.(a)             173,100      4,500,600
-------------------------------------------------------------------------
Warren Resources Inc.(a)                           466,600      4,246,060
=========================================================================
                                                               17,022,563
=========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-0.58%

Golar LNG Ltd. (Bermuda)(a)(e)                     191,600      2,782,457
=========================================================================

PACKAGED FOODS & MEATS-1.15%

Flowers Foods, Inc.                                174,900      5,523,342
=========================================================================

PAPER PRODUCTS-1.07%

Wausau-Mosinee Paper Corp.                         287,600      5,136,536
=========================================================================

PHARMACEUTICALS-0.72%

Medicines Co. (The)(a)                             120,400      3,467,520
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.15%

Philadelphia Consolidated Holding Corp.(a)          83,500      5,522,690
=========================================================================

REAL ESTATE-2.14%

Alexandria Real Estate Equities, Inc.               35,300      2,627,026
-------------------------------------------------------------------------
Amli Residential Properties Trust                   72,000      2,304,000
-------------------------------------------------------------------------
Fieldstone Investment Corp. (Acquired
  11/10/03-11/11/03; Cost $4,704,275)(c)           311,300      5,369,925
=========================================================================
                                                               10,300,951
=========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.22%

Jones Lang LaSalle Inc.(a)                         157,250      5,882,723
=========================================================================

REGIONAL BANKS-5.39%

Alabama National BanCorp.                           74,700      4,818,150
-------------------------------------------------------------------------
Bank of the Ozarks, Inc.                            51,200      1,742,336
-------------------------------------------------------------------------
Boston Private Financial Holdings, Inc.             87,700      2,470,509
-------------------------------------------------------------------------
Cathay General Bancorp                             127,300      4,773,750
-------------------------------------------------------------------------
CVB Financial Corp.                                103,000      2,735,680
-------------------------------------------------------------------------
Hancock Holding Co.                                 70,100      2,345,546
-------------------------------------------------------------------------
Hudson United Bancorp                               61,000      2,402,180
-------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

MB Financial, Inc.                                  58,300   $  2,457,345
-------------------------------------------------------------------------
Wintrust Financial Corp.                            39,100      2,227,136
=========================================================================
                                                               25,972,632
=========================================================================

RESTAURANTS-2.18%

Lone Star Steakhouse & Saloon, Inc.                 94,300      2,640,400
-------------------------------------------------------------------------
Papa John's International, Inc.(a)(b)               76,200      2,624,328
-------------------------------------------------------------------------
Steak n Shake Co. (The)(a)                         260,800      5,236,864
=========================================================================
                                                               10,501,592
=========================================================================

SEMICONDUCTOR EQUIPMENT-2.10%

ATMI, Inc.(a)                                      174,500      3,931,485
-------------------------------------------------------------------------
Cymer, Inc.(a)                                      81,400      2,404,556
-------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          102,200      3,766,070
=========================================================================
                                                               10,102,111
=========================================================================

SEMICONDUCTORS-1.98%

DSP Group, Inc.(a)                                 202,500      4,521,825
-------------------------------------------------------------------------
Semtech Corp.(a)                                   123,400      2,698,758
-------------------------------------------------------------------------
Silicon Laboratories Inc.(a)                        65,300      2,305,743
=========================================================================
                                                                9,526,326
=========================================================================

SPECIALTY CHEMICALS-2.07%

Albemarle Corp.                                    135,000      5,225,850
-------------------------------------------------------------------------
Minerals Technologies Inc.                          71,250      4,752,375
=========================================================================
                                                                9,978,225
=========================================================================

STEEL-1.36%

Commercial Metals Co.                              129,800      6,562,688
=========================================================================

TECHNOLOGY DISTRIBUTORS-3.20%

Anixter International Inc.                         127,700      4,595,923
-------------------------------------------------------------------------
Global Imaging Systems, Inc.(a)(b)                 147,300      5,818,350
-------------------------------------------------------------------------
ScanSource, Inc.(a)                                 80,700      5,016,312
=========================================================================
                                                               15,430,585
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.57%

Corus Bankshares, Inc.                              51,600      2,477,316
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-(CONTINUED)

Harbor Florida Bancshares, Inc.                     71,700   $  2,481,537
-------------------------------------------------------------------------
Sterling Financial Corp.(a)                         65,900      2,587,234
=========================================================================
                                                                7,546,087
=========================================================================

TIRES & RUBBER-0.50%

Bandag, Inc.                                        48,800      2,430,728
=========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.10%

Watsco, Inc.                                       150,600      5,304,132
=========================================================================

TRUCKING-2.91%

Landstar System, Inc.(a)(b)                         97,000      7,143,080
-------------------------------------------------------------------------
Overnite Corp.                                     183,900      6,848,436
=========================================================================
                                                               13,991,516
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $372,591,691)                           477,859,188
=========================================================================

MONEY MARKET FUNDS-0.95%

Liquid Assets Portfolio-Institutional
  Class(f)                                       2,284,239      2,284,239
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(f)      2,284,239      2,284,239
=========================================================================
    Total Money Market Funds (Cost
      $4,568,478)                                               4,568,478
=========================================================================
TOTAL INVESTMENTS-100.16% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $377,160,169)                 482,427,666
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-4.94%

Liquid Assets Portfolio-Institutional
  Class(f)(g)                                   11,898,095     11,898,095
-------------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(f)(g)                                   11,898,095     11,898,095
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $23,796,190)                                       23,796,190
=========================================================================
TOTAL INVESTMENTS-105.10% (Cost $400,956,359)                 506,223,856
=========================================================================
OTHER ASSETS LESS LIABILITIES-(5.10%)                         (24,584,240)
=========================================================================
NET ASSETS-100.00%                                           $481,639,616
_________________________________________________________________________
=========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this securities has been pledged as collateral for securities lending transactions at December 31, 2004.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at December 31, 2004 was $9,849,925, which represented 2.05% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The market value of this security at December 31, 2004 represented 0.88% of the Fund's Total Investments. See
    Note 1A.
(e) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The market value of this security at December 31, 2004 represented 0.55% of the Fund's Total Investments. See Note 1A.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(g) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:

Investments, at market value (cost
  $372,591,691)*                               $477,859,188
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $28,364,668)                             28,364,668
===========================================================
    Total investments (cost $400,956,359)       506,223,856
===========================================================
Receivables for:
  Fund shares sold                                  519,097
-----------------------------------------------------------
  Dividends                                         333,164
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               29,517
-----------------------------------------------------------
Other assets                                         25,761
===========================================================
    Total assets                                507,131,395
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                               6,147
-----------------------------------------------------------
  Fund shares reacquired                          1,202,587
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 41,547
-----------------------------------------------------------
  Collateral upon return of securities loaned    23,796,190
-----------------------------------------------------------
Accrued distribution fees                           258,400
-----------------------------------------------------------
Accrued transfer agent fees                         111,647
-----------------------------------------------------------
Accrued operating expenses                           75,261
===========================================================
    Total liabilities                            25,491,779
===========================================================
Net assets applicable to shares outstanding    $481,639,616
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $369,758,220
-----------------------------------------------------------
Undistributed net investment income (loss)          (33,759)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts     6,647,658
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                    105,267,497
===========================================================
                                               $481,639,616
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $247,580,522
___________________________________________________________
===========================================================
Class B                                        $156,450,163
___________________________________________________________
===========================================================
Class C                                        $ 65,792,297
___________________________________________________________
===========================================================
Class R                                        $ 11,816,634
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          19,347,654
___________________________________________________________
===========================================================
Class B                                          12,593,607
___________________________________________________________
===========================================================
Class C                                           5,298,435
___________________________________________________________
===========================================================
Class R                                             929,531
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.80
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.80 divided
      by 94.50%)                               $      13.54
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      12.42
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      12.42
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      12.71
___________________________________________________________
===========================================================

* At December 31, 2004, securities with an aggregate market value of $23,145,704 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2004

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,461)          $  3,404,786
--------------------------------------------------------------------------
Dividends from affiliated money market funds (including
  securities lending income of $106,952*)                          247,892
--------------------------------------------------------------------------
Interest                                                           108,936
==========================================================================
    Total investment income                                      3,761,614
==========================================================================

EXPENSES:

Advisory fees                                                    4,233,084
--------------------------------------------------------------------------
Administrative services fees                                       144,542
--------------------------------------------------------------------------
Custodian fees                                                      61,210
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          899,368
--------------------------------------------------------------------------
  Class B                                                        1,645,132
--------------------------------------------------------------------------
  Class C                                                          694,862
--------------------------------------------------------------------------
  Class R                                                           35,241
--------------------------------------------------------------------------
Transfer agent fees                                              1,581,544
--------------------------------------------------------------------------
Trustees' fees and retirement benefits                              26,310
--------------------------------------------------------------------------
Other                                                              377,433
==========================================================================
    Total expenses                                               9,698,726
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (331,308)
==========================================================================
    Net expenses                                                 9,367,418
==========================================================================
Net investment income (loss)                                    (5,605,804)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                         63,023,411
--------------------------------------------------------------------------
  Futures contracts                                                190,607
==========================================================================
                                                                63,214,018
==========================================================================
Change in net unrealized appreciation (depreciation) of
  Investment securities                                        (17,288,151)
==========================================================================
Net gain from investment securities and futures contracts       45,925,867
==========================================================================
Net increase in net assets resulting from operations          $ 40,320,063
__________________________________________________________________________
==========================================================================

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2004 and 2003

                                                                  2004            2003
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (5,605,804)   $ (4,347,265)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            63,214,018      23,914,515
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (17,288,151)    123,707,904
==========================================================================================
    Net increase in net assets resulting from operations        40,320,063     143,275,154
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (6,812,723)             --
------------------------------------------------------------------------------------------
  Class B                                                       (4,459,412)             --
------------------------------------------------------------------------------------------
  Class C                                                       (1,866,092)             --
------------------------------------------------------------------------------------------
  Class R                                                         (312,412)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (13,450,639)             --
==========================================================================================
Share transactions-net:
  Class A                                                      (33,241,596)     52,426,841
------------------------------------------------------------------------------------------
  Class B                                                      (29,808,487)     29,417,204
------------------------------------------------------------------------------------------
  Class C                                                      (13,451,247)     13,847,595
------------------------------------------------------------------------------------------
  Class R                                                        8,911,070       2,003,122
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (67,590,260)     97,694,762
==========================================================================================
    Net increase (decrease) in net assets                      (40,720,836)    240,969,916
==========================================================================================

NET ASSETS:

  Beginning of year                                            522,360,452     281,390,536
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(33,759) and $(28,398), respectively)          $481,639,616    $522,360,452
__________________________________________________________________________________________
==========================================================================================

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    Effective December 13, 2004, the Fund is open to new investors.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.745% of the first $250 million, plus 0.73% of the next $250 million, plus 0.715% of the next $500 million, plus 0.70% of the next $1.5 billion, plus 0.685% of the next $2.5 billion, plus 0.67% of the next $2.5 billion, plus 0.655% of the next $2.5 billion, plus 0.64% of the Fund's average daily net assets in excess of $10 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended December 31, 2004, AIM waived fees of $3,093.

    For the year ended December 31, 2004, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $77,059 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement for the year ended December 31, 2004, AIM was paid $144,542.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the year ended December 31, 2004, the Fund paid AISI $1,581,544. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to December 13, 2004, during the Fund's closing to new investors, AIM Distributors agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. Pursuant to the Plans, for the year ended December 31, 2004, the Class A, Class B, Class C and Class R shares paid $655,183, $1,645,132, $694,862 and $35,241, respectively, after AIM Distributors waived Class A Plan fees of $244,185.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2004, AIM Distributors advised the Fund that it retained $69,295 in front-end sales commissions from the sale of Class A shares and $15,228, $21,617, $7,791 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2004.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $10,035,910      $125,196,617      $(132,948,288)        $   --         $ 2,284,239     $ 71,349       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            10,035,910       125,196,617       (132,948,288)            --           2,284,239       69,591           --
==================================================================================================================================
  Subtotal        $20,071,820      $250,393,234      $(265,896,576)        $   --         $ 4,568,478     $140,940       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               12/31/03          AT COST          FROM SALES       (DEPRECIATION)      12/31/04        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $34,938,267      $ 61,029,785      $ (84,069,957)        $   --         $11,898,095     $ 54,140       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            34,938,266        60,968,494        (84,008,665)            --          11,898,095       52,812           --
==================================================================================================================================
  Subtotal        $69,876,533      $121,998,279      $(168,078,622)        $   --         $23,796,190     $106,952       $   --
==================================================================================================================================
  Total           $89,948,353      $372,391,513      $(433,975,198)        $   --         $28,364,668     $247,892       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Dividend income is net of income rebate paid to securities lending counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2004, the Fund engaged in purchases and sales of securities of $300,030 and $37,347,871, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2004, the Fund received credits in transfer agency fees of $6,971 under an expense offset arrangement, which resulted in a reduction of the Fund's total expenses of $6,971.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

    Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2004, the Fund paid legal fees of $3,807 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2004, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2004, securities with an aggregate value of $23,145,704 were on loan to brokers. The loans were secured by cash collateral of $23,796,190 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties $106,952 for securities lending transactions.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2004 and 2003 was as follows:

                                                                 2004        2003
----------------------------------------------------------------------------------
Distributions paid from long-term capital gain                $13,450,639    $  --
__________________________________________________________________________________
==================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2004, the components of net assets on a tax basis were as follows:

                                                                    2004
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,049,173
----------------------------------------------------------------------------
Undistributed long-term gain                                       5,190,927
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           104,675,055
----------------------------------------------------------------------------
Temporary book/tax differences                                       (33,759)
----------------------------------------------------------------------------
Shares of beneficial interest                                    369,758,220
============================================================================
Total net assets                                                $481,639,616
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $36,493,693 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has no capital loss carryforward as of December 31, 2004.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2004 was $601,606,710 and $673,181,079, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $107,403,441
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,728,386)
==============================================================================
Net unrealized appreciation of investment securities             $104,675,055
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $401,548,801.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2004, undistributed net investment income (loss) was increased by $5,600,443 and undistributed net realized gain was decreased by $5,600,443. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                           CHANGES IN SHARES OUTSTANDING(a)
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2004                          2003
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,288,228    $ 52,758,227    11,095,421    $109,381,334
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,064,168      12,839,431     5,802,424      56,480,592
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        867,391      10,449,258     2,724,692      26,562,929
----------------------------------------------------------------------------------------------------------------------
  Class R                                                        823,003      10,162,089       231,356       2,309,531
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        481,426       6,080,413            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        327,877       4,019,765            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        119,514       1,465,238            --              --
----------------------------------------------------------------------------------------------------------------------
  Class R                                                         24,270         304,591            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        622,034       7,675,039       474,336       4,772,838
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (637,822)     (7,675,039)     (483,310)     (4,772,838)
======================================================================================================================
Reacquired:
  Class A                                                     (8,184,332)    (99,755,275)   (6,516,746)    (61,727,331)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,263,817)    (38,992,644)   (2,491,251)    (22,290,550)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,126,834)    (25,365,743)   (1,358,495)    (12,715,334)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (126,430)     (1,555,610)      (29,381)       (306,409)
======================================================================================================================
                                                              (5,721,324)   $(67,590,260)    9,449,046    $ 97,694,762
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 8% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM Affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                    YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                                     -----------------------------------------------------         DECEMBER 31,
                                                       2004           2003           2002           2001               2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  12.03       $   8.23       $  10.19       $   9.36           $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.09)(a)      (0.09)(a)      (0.05)(a)      (0.05)(a)         (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      1.22           3.89          (1.91)          0.88             (0.64)
=================================================================================================================================
    Total from investment operations                     1.13           3.80          (1.96)          0.83             (0.64)
=================================================================================================================================
Less distributions from net realized gains              (0.36)            --             --          (0.00)               --
=================================================================================================================================
Net asset value, end of period                       $  12.80       $  12.03       $   8.23       $  10.19           $  9.36
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          9.45%         46.17%        (19.23)%         8.92%            (6.40)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $247,581       $266,284       $140,652       $105,146           $32,805
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements        1.53%(c)       1.77%          1.67%          1.78%             1.78%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                       1.64%(c)       1.77%          1.67%          1.78%             2.72%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (0.77)%(c)     (0.89)%        (0.54)%        (0.57)%           (0.12)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                124%           112%           117%           123%               49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $256,962,380.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS B
                                                   ------------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,                         COMMENCED) TO
                                                   ------------------------------------------------------          DECEMBER 31,
                                                     2004            2003           2002           2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $  11.77        $   8.11        $ 10.11        $  9.33            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.18)(a)       (0.15)(a)      (0.11)(a)      (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    1.19            3.81          (1.89)          0.89              (0.64)
=================================================================================================================================
    Total from investment operations                   1.01            3.66          (2.00)          0.78              (0.67)
=================================================================================================================================
Less distributions from net realized gains            (0.36)             --             --             --                 --
=================================================================================================================================
Net asset value, end of period                     $  12.42        $  11.77        $  8.11        $ 10.11            $  9.33
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                        8.64%          45.13%        (19.78)%         8.36%             (6.70)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $156,450        $177,811        $99,551        $64,012            $16,385
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements      2.27%(c)        2.42%          2.32%          2.44%              2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                     2.29%(c)        2.42%          2.32%          2.44%              3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (1.51)%(c)      (1.54)%        (1.19)%        (1.23)%            (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                              124%            112%           117%           123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $164,513,168.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                                                                                    AUGUST 31,
                                                                                                                       2000
                                                                                                                 (DATE OPERATIONS
                                                                   YEAR ENDED DECEMBER 31,                        COMMENCED) TO
                                                     ----------------------------------------------------          DECEMBER 31,
                                                      2004           2003           2002           2001                2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 11.77        $  8.11        $ 10.10        $  9.34             $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.18)(a)      (0.15)(a)      (0.11)(a)      (0.11)(a)          (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     1.19           3.81          (1.88)          0.87              (0.63)
=================================================================================================================================
    Total from investment operations                    1.01           3.66          (1.99)          0.76              (0.66)
=================================================================================================================================
Less distributions from net realized gains             (0.36)            --             --             --                 --
=================================================================================================================================
Net asset value, end of period                       $ 12.42        $ 11.77        $  8.11        $ 10.10             $ 9.34
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         8.64%         45.13%        (19.70)%         8.14%             (6.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $65,792        $75,763        $41,132        $29,548             $9,028
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements       2.27%(c)       2.42%          2.32%          2.44%              2.49%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses
    reimbursements                                      2.29%(c)       2.42%          2.32%          2.44%              3.43%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.51)%(c)     (1.54)%        (1.19)%        (1.23)%            (0.83)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                               124%           112%           117%           123%                49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $69,486,188.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               CLASS R
                                                              ------------------------------------------
                                                                                           JUNE 3, 2002
                                                                   YEAR ENDED               (DATE SALES
                                                                  DECEMBER 31,             COMMENCED) TO
                                                              ---------------------        DECEMBER 31,
                                                               2004           2003             2002
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.99        $ 8.22           $ 10.58
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)(a)     (0.11)(a)         (0.04)(a)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.20          3.88             (2.32)
========================================================================================================
    Total from investment operations                             1.08          3.77             (2.36)
========================================================================================================
Less distributions from net realized gains                      (0.36)           --                --
========================================================================================================
Net asset value, end of period                                $ 12.71        $11.99           $  8.22
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                  9.06%        45.86%           (22.31)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,817        $2,502           $    55
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expenses reimbursements                1.77%(c)      1.92%             1.92%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expenses reimbursements             1.79%(c)      1.92%             1.92%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (1.01)%(c)    (1.04)%           (0.78)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate(e)                                        124%          112%              117%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,048,177.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

  On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.

  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.

  Under the terms of the settlements, AIM will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.

  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.

  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.


  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.


REGULATORY INQUIRIES AND PENDING LITIGATION

  The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.

  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.


Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal

Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.


Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.

  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.


Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.


Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.


Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.


Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.
*                                       *                                      *
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Small Cap Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS LLP

February 18, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of December 31, 2004



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
---------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992             Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                          Group Inc. (financial services holding
   President                                        company); Director and Vice Chairman,
                                                    AMVESCAP PLC and Chairman, AMVESCAP
                                                    PLC -- AIM Division (parent of AIM and a
                                                    global investment management firm)

                                                    Formerly: President and Chief Executive
                                                    Officer, A I M Management Group Inc.;
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director and Chairman, A I M
                                                    Capital Management, Inc. (registered
                                                    investment advisor), A I M Distributors,
                                                    Inc. (registered broker dealer), AIM
                                                    Investment Services, Inc., (registered
                                                    transfer agent), and Fund Management
                                                    Company (registered broker dealer); and
                                                    Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products
---------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003             Director, President and Chief Executive    None
   Trustee and Executive Vice                       Officer, A I M Management Group Inc.
   President                                        (financial services holding company);
                                                    Director, Chairman and President, A I M
                                                    Advisors, Inc. (registered investment
                                                    advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment
                                                    advisor) and A I M Distributors, Inc.
                                                    (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc.
                                                    (registered transfer agent), Fund
                                                    Management Company (registered broker
                                                    dealer) and INVESCO Distributors, Inc.
                                                    (registered broker dealer); and Chief
                                                    Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global
                                                    investment management firm)

                                                    Formerly: Director, Chairman, President
                                                    and Chief Executive Officer, INVESCO
                                                    Funds Group, Inc.; President and Chief
                                                    Executive Officer, INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP
                                                    PLC -- Managed Products; Chairman and
                                                    Chief Executive Officer of NationsBanc
                                                    Advisors, Inc.; and Chairman of
                                                    NationsBanc Investments, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1987             Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                                (technology consulting company)            and Captaris, Inc. (unified
                                                                                               messaging provider)
---------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003             Retired                                    None
   Trustee
                                                    Formerly: President and Chief Executive
                                                    Officer, AMC Cancer Research Center; and
                                                    Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001             Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                     investment company)
                                                    Formerly: Partner, law firm of Baker &
                                                    McKenzie
---------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003             Co-President and Founder, Green, Manning   None
   Trustee                                          & Bunch Ltd., (investment banking firm);
                                                    and Director, Policy Studies, Inc. and
                                                    Van Gilder Insurance Corporation
---------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000             Director of a number of public and         Cortland Trust, Inc. (Chairman)
   Trustee                                          private business corporations, including   (registered investment company);
                                                    the Boss Group Ltd. (private investment    Annuity and Life Re (Holdings),
                                                    and management) and Magellan Insurance     Ltd. (insurance company)
                                                    Company

                                                    Formerly: Director, President and Chief
                                                    Executive Officer, Volvo Group North
                                                    America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various
                                                    affiliated Volvo companies
---------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998             Retired                                    None
   Trustee
                                                    Formerly: Chairman, Mercantile Mortgage
                                                    Corp.; President and Chief Operating
                                                    Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile
                                                    Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997             Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                          Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                    company) and Texana Timber LP
                                                    (sustainable forestry company)
---------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

As of December 31, 2004





The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER       PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE            DURING PAST 5 YEARS                        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993             Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                          Naftalis and Frankel LLP                   investment company)
---------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003             Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                          (California)
                                                    Formerly: Associate Justice of the
                                                    California Court of Appeals
---------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998             Formerly: Chief Executive Officer, YWCA    None
   Trustee                                          of the USA
---------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992             Partner, law firm of Pennock & Cooper      None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------

   Louis S. Sklar(4) -- 1939       1993             Executive Vice President, Development      None
   Trustee                                          and Operations, Hines Interests Limited
                                                    Partnership (real estate development
                                                    company)
---------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003             Retired                                    None
   Trustee
---------------------------------------------------------------------------------------------------------------------------------


   OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(5) -- 1959     2004             Senior Vice President, A I M Management    N/A
   Senior Vice President and                        Group Inc. (financial services holding
   Chief Compliance Officer                         company); Senior Vice President and
                                                    Chief Compliance Officer, A I M
                                                    Advisors, Inc.; Vice President and Chief
                                                    Compliance Officer, A I M Capital
                                                    Management, Inc. and A I M Distributors,
                                                    Inc.; and Vice President, AIM Investment
                                                    Services, Inc. and Fund Management
                                                    Company

                                                    Formerly: Senior Vice President and
                                                    Compliance Director, Delaware
                                                    Investments Family of Funds
---------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003             Director, Senior Vice President,           N/A
   Senior Vice President,                           Secretary and General Counsel, A I M
   Secretary and Chief Legal                        Management Group Inc. (financial
   Officer                                          services holding company) and A I M
                                                    Advisors, Inc.; Director and Vice
                                                    President, INVESCO Distributors, Inc.;
                                                    Vice President, A I M Capital
                                                    Management, Inc., and AIM Investment
                                                    Services, Inc.; Director, Vice President
                                                    and General Counsel, Fund Management
                                                    Company and Senior Vice President, A I M
                                                    Distributors, Inc.

                                                    Formerly: Senior Vice President and
                                                    General Counsel, Liberty Financial
                                                    Companies, Inc.; and Senior Vice
                                                    President and General Counsel, Liberty
                                                    Funds Group, LLC and Vice President,
                                                    A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         1992             Managing Director, Chief Fixed Income      N/A
   Vice President                                   Officer and Senior Investment Officer,
                                                    A I M Capital Management, Inc. and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Stuart W. Coco -- 1955          1992             Managing Director and Director of Money    N/A
   Vice President                                   Market Research and Special Projects,
                                                    A I M Capital Management, Inc.; and Vice
                                                    President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004             Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                     Advisors, Inc.

                                                    Formerly: Senior Vice President, AIM
                                                    Investment Services, Inc.; and Vice
                                                    President, A I M Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992             Director of Cash Management, Managing      N/A
   Vice President                                   Director and Chief Cash Management
                                                    Officer, A I M Capital Management, Inc;
                                                    Director and President, Fund Management
                                                    Company; and Vice President, A I M
                                                    Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------------------

   Edgar M. Larsen(4) -- 1940      1999             Executive Vice President, A I M            N/A
   Vice President                                   Management Group, Inc.; Senior Vice
                                                    President, A I M Advisors, Inc., and
                                                    President, Director of Investments,
                                                    Chief Executive Officer and Chief
                                                    Investment Officer, A I M Capital
                                                    Management, Inc. (See footnote (4)
                                                    below.)

                                                    Formerly: Director of A I M Advisors,
                                                    Inc. and A I M Management Group Inc.,
                                                    A I M Advisors, Inc.; and Director and
                                                    Chairman, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------

(4) Mr. Sklar and Mr. Larsen retired effective December 31, 2004.
(5) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678
COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
                              INDEPENDENT TRUSTEES
Ballard Spahr                                          AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   919 Third Avenue         Houston, TX 77210-4739   Boston, MA 02110-2801
                              New York, NY 10022-3852



REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)



The Fund distributed long-term capital gains of $13,450,639 for the Fund's tax year December 31, 2004, of which, 100% is 15% rate gain.

       DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                           AIM Developing Markets Fund
AIM Basic Balanced Fund*                     AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Blue Chip Fund                           AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                 AIM Global Equity Fund(6)                    AIM Intermediate Government Fund
AIM Charter Fund                             AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                       AIM Global Value Fund                        AIM Money Market Fund
AIM Core Stock Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Dent Demographic Trends Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Diversified Dividend Fund                AIM International Small Company Fund(7)      Premier U.S. Government Money Portfolio(1)
AIM Dynamics Fund(1)                         AIM Trimark Fund
AIM Emerging Growth Fund                                                                  TAX-FREE
AIM Large Cap Basic Value Fund                          SECTOR EQUITY
AIM Large Cap Growth Fund                                                                 AIM High Income Municipal Fund
AIM Libra Fund                               AIM Advantage Health Sciences Fund(1)        AIM Municipal Bond Fund
AIM Mid Cap Basic Value Fund                 AIM Energy Fund(1)                           AIM Tax-Exempt Cash Fund
AIM Mid Cap Core Equity Fund(2)              AIM Financial Services Fund(1)               AIM Tax-Free Intermediate Fund
AIM Mid Cap Growth Fund                      AIM Global Health Care Fund
AIM Mid Cap Stock Fund(1)                    AIM Gold & Precious Metals Fund(1)
AIM Opportunities I Fund                     AIM Health Sciences Fund(1)                     AIM ALLOCATION SOLUTIONS
AIM Opportunities II Fund                    AIM Leisure Fund(1)
AIM Opportunities III Fund                   AIM Multi-Sector Fund(1)                     AIM Aggressive Allocation Fund
AIM Premier Equity Fund                      AIM Real Estate Fund                         AIM Conservative Allocation Fund
AIM S&P 500 Index Fund(1)                    AIM Technology Fund(1)                       AIM Moderate Allocation Fund
AIM Select Equity Fund                       AIM Utilities Fund(1)
AIM Small Cap Equity Fund(3)
AIM Small Cap Growth Fund(4)                 ==============================================================================
AIM Small Company Growth Fund(1)             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
AIM Total Return Fund*(1)                    FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
AIM Trimark Endeavor Fund                    FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
AIM Trimark Small Companies Fund             ==============================================================================
AIM Weingarten Fund

* Domestic equity and income fund

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (5) AIM European Small Company Fund will close to new investors when net assets reach $500 million. (6) Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. (7) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. The fund will close to new investors when net assets reach $500 million.

   If used after April 20, 2005, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

AIMinvestments.com                  SCE-AR-1            A I M Distributors, Inc.


                        YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash                   [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management                   --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

         As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. .

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

      PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                 Percentage of Fees
                                                  Billed Applicable                            Percentage of Fees
                                                     to Non-Audit                             Billed Applicable to
                                                  Services Provided                            Non-Audit Services
                             Fees Billed for     for fiscal year end                           Provided for fiscal
                            Services Rendered      2004 Pursuant to       Fees Billed for         year end 2003
                            to the Registrant         Waiver of        Services Rendered to     Pursuant to Waiver
                           for fiscal year end       Pre-Approval       the Registrant for       of Pre-Approval
                                   2004             Requirement(1)     fiscal year end 2003     Requirement(1)(2)
                           -------------------   -------------------   --------------------   --------------------
Audit Fees                      $ 338,330                N/A                $ 276,979                 N/A
Audit-Related Fees              $       0                  0%               $       0                  0%
Tax Fees(3)                     $  67,118                  0%               $  63,847                  0%
All Other Fees                  $       0                  0%               $       0                  0%
                                ---------                                   ---------
Total Fees                      $ 405,448                  0%               $ 340,826                  0%

PWC billed the Registrant aggregate non-audit fees of $67,118 for the fiscal year ended 2004, and $63,847 for the fiscal year ended 2003, for non-audit services rendered to the Registrant.

----------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3) Tax fees for the fiscal year end December 31, 2004 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2003 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

      PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                            Fees Billed for                                Fees Billed for
                           Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                          Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                          fiscal year end 2004    Provided for fiscal   fiscal year end 2003    Provided for fiscal
                           That Were Required        year end 2004       That Were Required        year end 2003
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                          by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                            Audit Committee         Requirement(1)       Audit Committee(2)      Requirement(1)(3)
                          --------------------   --------------------   --------------------   ---------------------
Audit-Related Fees                 $ 0                   0%                    $ 0                      0%
Tax Fees                           $ 0                   0%                    $ 0                      0%
All Other Fees                     $ 0                   0%                    $ 0                      0%
                                   ---                    -                    ---
Total Fees(4)                      $ 0                   0%                    $ 0                      0%

----------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and
      (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to AIM and AIM Affiliates.

(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(4) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2004, and $0 for the fiscal year ended 2003, for non-audit services rendered to AIM and AIM Affiliates.

      The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                the AIM Funds and the INVESCO Funds (the "Funds")
                         Last Amended September 14, 2004

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of general pre-approved fee levels will also require specific pre-approval by the Audit Committees.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and states otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms (including fees) will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

GENERAL PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

SPECIFIC PRE-APPROVAL OF NON-AUDIT SERVICES

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of fees or established amounts for services to be provided by the Auditor under general pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum such amounts will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific pre-approval by the Audit Committees. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the

Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

      - Bookkeeping or other services related to the accounting records or financial statements of the audit client

      - Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

      -     Actuarial services

      -     Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

      -     Management functions

      -     Human resources

      -     Broker-dealer, investment adviser, or investment banking services

      -     Legal services

      -     Expert services unrelated to the audit

      - Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

            Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

            Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

            Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)       (1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)       (3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Funds Group

By: /s/ ROBERT H. GRAHAM
    ---------------------------
    Robert H. Graham
    Principal Executive Officer

Date: March 9, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ ROBERT H. GRAHAM
     ---------------------------
     Robert H. Graham
     Principal Executive Officer

Date: March 9, 2005

By: /s/ SIDNEY M. DILGREN
    ----------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: March 9, 2005

                                  EXHIBIT INDEX

12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.